UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07447
                                                    --------------------

                           Harris Insight Funds Trust
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               (Exact name of registrant as specified in charter)

                                 760 Moore Road,
                            King of Prussia, PA 19406
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               (Address of principal executive offices) (Zip code)

                                 Thomas J. Ryan
                           Harris Insight Funds Trust
                         PFPC Inc., 400 Bellevue Parkway
                              Wilmington, DE 19809
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 610-382-8667
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



[LOGO OMITTED] HARRIS
               INSIGHT FUNDS(TM)




                                  ANNUAL REPORT



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                                DECEMBER 31, 2004
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








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    NOT FDIC INSURED            MAY LOSE VALUE           NO BANK GUARANTEE

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

                             LETTER TO SHAREHOLDERS
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     DEAR SHAREHOLDERS:

     As the new President of Harris Insight Funds, I would like to introduce myself. I have been with the BMO/Harris organization for thirteen years, most recently as Managing Director of Mutual Funds and Investment Management for Bank of Montreal. I look forward to working with a seasoned team of professionals at Harris Insight Funds. We are committed to bringing you the best of our resources and are pleased to present our 2004 Annual Report.

     The equity market rewarded investors in the fourth quarter of 2004. Both emerging market stocks and the NASDAQ Composite posted impressive returns. The S&P 500 posted its sixth gain in the last seven quarters. The move was broad, as all ten economic sector groups gained ground in the last three months of the year. Economically-sensitive sectors, like technology and consumer discretionary, led the rally, as it became increasingly clear that we had emerged from the economic "soft patch." Meanwhile, financial stocks trailed, buffeted by higher interest rates. Health care stocks, particularly leading pharmaceutical companies, suffered setbacks during the quarter and energy stocks bristled with the precipitous oil-price decline.

     Bond investors were buffeted by strong economic reports from the labor market, consumers and businesses alike. Interest rates rose across the maturity spectrum while shorter-term rates, those most closely tied to Fed activity, escalated the most.

     The skilled investment teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and the finest informational resources available. We thank you for your continued confidence and support of the Harris Insight Funds.

     Sincerely,

     /s/ Atul Tiwari

     Atul Tiwari
     President
     THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS

     INVESTMENT ADVISER:               HARRIS INVESTMENT MANAGEMENT, INC.
     DISTRIBUTOR:                      PFPC DISTRIBUTORS, INC.



                                                                               1
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                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                TABLE OF CONTENTS
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                       LETTER TO SHAREHOLDERS      PAGE  1

                  PORTFOLIO MANAGEMENT REVIEW
                               Fund Summaries      Page  4-23

                 PORTFOLIO HOLDINGS BY SECTOR      Page  24-25

                  DISCLOSURE OF FUND EXPENSES      Page  26-28

                              TAX INFORMATION      PAGE  29

                     STATEMENTS OF NET ASSETS
                          MONEY MARKET FUNDS:
                 Government Money Market Fund      Page  30
                            Money Market Fund      Page  31
                 Tax-Exempt Money Market Fund      Page  34

                           FIXED INCOME FUNDS:
                                    Bond Fund      Page  40
                         High Yield Bond Fund      Page  44
            Intermediate Government Bond Fund      Page  49
            Intermediate Tax-Exempt Bond Fund      Page  52
                 Short/Intermediate Bond Fund      Page  57
                         Tax-Exempt Bond Fund      Page  62
               Ultra Short Duration Bond Fund      Page  65

                                EQUITY FUNDS:
                                Balanced Fund      Page  68
                             Core Equity Fund      Page  75
                        Emerging Markets Fund      Page  78
                                  Equity Fund      Page  81
                                   Index Fund      Page  84
                           International Fund      Page  91
             Small-Cap Aggressive Growth Fund      Page  94
                   Small-Cap Opportunity Fund      Page  97
                         Small-Cap Value Fund      Page  100

                     STATEMENTS OF OPERATIONS      PAGE  104

          STATEMENTS OF CHANGES IN NET ASSETS      PAGE  108

                         FINANCIAL HIGHLIGHTS      PAGE  116

                NOTES TO FINANCIAL STATEMENTS      PAGE  134

      REPORT OF INDEPENDENT REGISTERED PUBLIC
                              ACCOUNTING FIRM      PAGE  155

    RESULT OF SPECIAL MEETING OF SHAREHOLDERS      PAGE  156

                              FUND MANAGEMENT      PAGE  157

                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.

MANAGER'S OVERVIEW: The Fund began 2004 searching for value in a low-rate environment as evidenced by a Fed Funds rate of 1.00%, a 45-year low. Although an interest-rate move was much anticipated, the first six months of the year yielded no activity by the Fed. Because of this, the Fund relied on callable agencies and floating-rate securities in an attempt to outperform its peers. By the end of June, the Institutional Shares class ranked 10th of 141 funds and the N Shares class placed 18th of 127 funds in their respective Lipper universes.

     In contrast to the first six-month period, the second half of 2004 provided more Fed activity. On June 30, its 25 basis point increase marked the start of the Federal Reserve Open Market Committee's continuous activity, later to be deemed "adding tightenings at a measured pace". Every meeting by the FOMC brought another 25 basis point increase. From June 30 though December 14, 125 basis points were added to the Fed Funds rate, finishing the year at 2.25%. Because the nature of money-market funds is to track these rates as closely as possible, it was not advantageous to take longer positions throughout the rest of 2004. As a result, the Fund continuously replaced its maturing floating-rate securities with similar securities, all the while maintaining adequate liquidity and short-dated repurchase agreements on hand.

     Overall, the year's strategic positioning resulted in solid Fund performance. For the year, the Fund's Institutional Shares class ranked 13th of 141 funds, while its N Shares class placed 23rd of 129 funds in their respective Lipper universe. In preparation for a possible continuation of Fed tightening activity in 2005, the Fund will endeavor to track these rate changes. Overall, the Fund will continue to seek to provide principal protection and liquidity to its shareholders.


                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: The Fund began 2004 searching for value in a low-rate environment as evidenced by a Fed Funds rate of 1.00%, a 45-year low. Although an interest-rate move was much anticipated, the first six months of the year yielded no activity by the Fed. Because of this, the Fund relied on callable agencies and floating-rate securities, as well as asset-backed securities, in an attempt to outperform its peers. By the end of June, Institutional Shares class ranked 4th of 112 funds and the N Shares class placed 8th of 26 funds in their respective AAA-rated iMoneynet universe.

     In contrast to the first six-month period, the second half of 2004 provided more Fed activity. On June 30, its 25 basis point increase marked the start of the Federal Reserve Open Market Committee's continuous activity, later to be deemed "adding tightenings at a measured pace". Every meeting by the FOMC brought another 25 basis point increase. From June 30 though December 14, 125 basis points were added to the Fed Funds rate, finishing the year at 2.25%. Because the nature of money-market funds is to track these rates as closely as possible, it was not advantageous to take longer positions throughout the rest of 2004. As a result, the Fund continuously replaced its maturing floating-rate securities with similar securities, all the while maintaining adequate liquidity and short-dated paper on hand.

     Overall, the year's strategic positioning resulted in solid Fund performance. For the year, the Fund's Institutional Shares class ranked 8th of 115 funds, while its N Shares class placed 8th of 26 funds in their respective AAA-rated iMoneynet universe. In preparation for a possible continuation of Fed tightening activity in 2005, the Fund will endeavor to track these rate changes. Overall, the Fund will continue to seek to provide principal protection and liquidity to its shareholders.


                          TAX-EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: During the first half of 2004, there was considerable speculation concerning the timing of any action by the Fed. In order to manage that uncertainty, the Fund took an overweight position in variable-rate securities. That positioned the Fund to take advantage of any moves made by the Fed, while also providing for the liquidity needs that might have arisen during tax-payment days. Consistent with that defensive approach, any term purchases made in the portfolio had maturities of less than six months.

     As we moved into the second half of 2004, the annual tax-exempt note issuance season coincided with the start of the Fed's tightening pattern. That caused several tax-exempt money market fund managers to be reluctant to extend their portfolios. Additionally, the short-term municipal yield curve remained extremely flat throughout the note season, thus providing little incentive to purchase securities in the one-year sector.

     With the Fed tightening five times during 2004, increasing the Fed Funds rate by 125 basis points, it was prudent to invest cash inflows and maturities in short variable-rate products. This positioning helped contribute to the solid performance of the Fund. For the year, the N Shares class ranked in the top 32nd percentile and the Institutional Share class ranked in the top 28th percentile of their respective Lipper universe. Both the Institutional Shares and the N Shares were in the top third of their Lipper universe for both the three- and five-year performance periods.

                                    BOND FUND
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PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Despite the dire year-ago predictions for negative fixed-income returns, the Fund posted yet another year of positive results. Aided by coupon income and a narrowing in yield spreads between comparable Treasury and non-Treasury alternatives, the investment-grade bond market, as measured by the benchmark, returned 4.34% in 2004. While the rebound in economic activity had the potential to push interest rates dramatically upward, as did five episodes of Fed tightenings (moving the Fed Funds rate from a generational low of 1.00% to 2.25% in 2004), the combined impact on 10-year yields was absent. In fact, defying consensus forecasts, the Treasury 10-year rate declined by 3 basis points for the year. Nonetheless, shorter-term rates did feel the pull of the Fed-engineered increase in its overnight lending rate, and, as a result, the yield curve flattened significantly -- illustrated by the spread movement between two-year and 30-year Treasury rates, which narrowed by 149 basis points in 2004.
     Just as dramatic as the yield curve's movement was the year's notable outperformance by non-Treasury fixed income sectors. As the year progressed, the post-WorldCom/Enron desire to diversify away all issuer risk appeared to vanish, replaced by an all-consuming reach for higher yields. As a result, for the second year in a row, credit-sensitive issues, especially corporate bonds, were the big winners. According to Lehman Brothers, within the investment-grade universe, credit alternatives added some 159 basis points in excess returns versus comparable-duration Treasuries.
     Against this backdrop of a flatter yield curve and non-Treasury sector outperformance, on average, the Fund maintained a three-legged approach of 1) positioning its duration slightly short of the benchmark, 2) actively focusing curve flattening opportunities, and 3) consistently underweighting Treasuries. In general, such a strategy proved well-suited to 2004's market environment.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                                BOND FUND AND THE
                    LEHMAN BROTHERS AGGREGATE BOND INDEX FROM
                      INCEPTION THROUGH DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 4/96            $10,000          $10,000          $10,000         $ 9,550
12/96             10,609           10,540           10,527          10,054
12/97             11,636           11,532           11,489          10,972
12/98             12,645           12,354           12,276          11,725
12/99             12,541           12,241           12,134          11,589
12/00             14,000           13,839           13,685          13,070
12/01             15,182           14,991           14,787          14,122
12/02             16,740           16,067           15,808          15,098
12/03             17,426           16,698           16,388          15,652
12/04             18,182           17,378           17,013          16,249
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                           1 YEAR      5 YEAR      INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                        4.07%       7.26%        6.55%
N Shares                                    3.82%       6.99%        6.30%
A Shares                                   -0.82%       6.01%        5.74%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                              HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Bear Stearns High Yield Bond Index -- an index comprised of below investment grade U.S. dollar-denominated corporate bonds. Qualifying bonds must have at least one year remaining term to maturity and a minimum amount outstanding of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return through a combination of income and capital appreciation.

MANAGER'S OVERVIEW: The high-yield market followed through nicely on 2003's strength, posting another strong year in 2004 with the benchmark up 10.93%. After a brief sell-off in late April/early May, a result of Treasury market volatility, the Bear Stearns High Yield Bond Index was strong and steady for the rest of the year with each month from June to December having a return greater than 1%.
     Market strength can be attributed to a combination of several factors. On the technical side, there was considerable demand for bonds coming from new cash into the market from hedge funds, new institutional accounts and crossover buyers searching for yield in the current low interest-rate, low credit-spread environment, not to mention the reinvestment of coupon income from existing bonds. While new issuance in the primary market set a record in 2004, with $161 billion of paper priced globally (according to Merrill Lynch), there was ample new cash to take up this supply and continue to drive the market higher.
     On the fundamental side, credit quality continued to improve throughout the year as the combination of a stable economy and low interest rates allowed for substantial improvement in corporate balance sheets. By year-end, the 12-month trailing default rate, as calculated by Standard & Poor's, had fallen to 1.77%, down from 4.74% at the end of 2003. This improvement in credit quality, coupled with investor demand for yield, caused the lowest-quality, CCC-tier of the market to substantially outperform the rest of the market, with a 15.69% return compared to 9.03% for BB-rated bonds and 10.52% for B-rated bonds (according to Bear Stearns).
     Given the very low CCC-weighting and the defensive nature of the Fund, we were pleased that the 10.65% return on the Institutional Shares class came very close to the 10.93% return of the benchmark. We note that the Fund outperformed the BB/B segment of the benchmark which returned 9.98% on the year. Performance was helped by overweight positions in the basic materials and energy sectors and underweight positions in the telecommunications and airlines sectors, and hindered by a lack of exposure to CCC credits (2.4% CCC and lower weighting v. 19.8% for the benchmark). We continue to believe that the well-diversified, high-quality nature of the Fund will result in an attractive, low relative volatility return profile going forward.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    HIGH YIELD BOND FUND AND THE BEAR STEARNS
                      HIGH YIELD BOND INDEX FROM INCEPTION
                           THROUGH DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 7/99            $10,000          $10,000          $10,000         $ 9,550
12/99             10,018           10,265           10,253           9,796
12/00              9,336           10,882           10,837          10,353
12/01              9,841           11,755           11,693          11,171
12/02              9,742           11,765           11,659          11,139
12/03             12,560           13,900           13,718          13,106
12/04             13,933           15,380           15,133          14,458
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                        1 YEAR       5 YEAR**    INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                     10.65%       8.42%        8.17%
N Shares                                 10.32%       8.10%        7.85%
A Shares                                  5.39%       7.10%        6.96%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares, and A Shares is July 12, 1999. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the High Yield Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the High Yield Bond Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.61%, 0.86%, and 0.86%, the estimated expense ratio of the Institutional Shares, N Shares and A Shares of the High Yield Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                        INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital.

MANAGER'S OVERVIEW: The Fed delivered its first tightening move of the 21st century when it raised the Fed Funds and Discount rates 25 basis points at mid-year 2004. Four subsequent 25-basis point rate hikes later brought us to a year-end Fed Funds rate of 2.25% -- a 125% increase over 2003. The two-year note, which normally follows cash rates quite closely in a tightening environment, rose 123 basis points on the year. Remarkably, however, 10-year yields, after trading in a 117-basis point range throughout the year, closed out 2004 at 4.22%, a mere three basis points lower than December 31, 2003.
     Moderate inflation, increased overseas buying and global overcapacity all served as caps on 10-year and longer maturity yields, while the burgeoning Federal deficit and increased Treasury supply also failed to push yields higher. Even oil prices, which went as high as $55 a barrel, resulted in lower growth fears, rather than inflationary expectations. The lack of yield movement in the longer maturities led to a flattening of the yield curve, with the two- to 10-year curve declining by 127 basis points on the year and the two- to 30-year curve flattening by 149 basis points.
     Despite the run up in short-term yields, the Lehman U.S. Treasury Index returned 3.54% in 2004, besting last year's return of 2.24% by 130 basis points. Spread-product excess returns for the year, as calculated by Lehman Brothers, were positive across all asset classes. In particular, agency securities added 78 basis points of excess return relative to Treasuries, despite negative headlines surrounding accounting issues at FNMA. While the agencies will see increased oversight, slower growth and increasing capital requirements in the future, these remedies were viewed as positives for bondholders, thereby improving the performance of this sector. As for the mortgage-backed and asset-backed sectors, these both posted triple-digit excess returns due to increased demand, falling volatility and improving market technicals.
     The Fund's returns were the result of a strong overweight to mortgage- and government-guaranteed commercial mortgage securities throughout the year. A defensive duration position since midyear had little impact on returns. However, the Fund's term structure was modestly positioned to take advantage of the curve flattening, and served to enhance returns.
     The Fund anticipates maintaining its defensive and flattening position. While nearing their historic tights, spreads on non-Treasury securities should remain relatively stable due to continued investor interest. Therefore, we anticipate maintaining the sector overweights for the short term.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    INTERMEDIATE GOVERNMENT BOND FUND AND THE
                  LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND
                INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,650
12/95             11,443           11,346           11,309          10,912
12/96             11,908           11,807           11,745          11,333
12/97             12,827           12,731           12,633          12,190
12/98             13,915           13,679           13,541          13,066
12/99             13,983           13,570           13,399          12,929
12/00             15,447           15,358           15,127          14,596
12/01             16,748           16,546           16,257          15,686
12/02             18,363           18,266           17,902          17,274
12/03             18,784           18,706           18,287          17,646
12/04             19,222           19,276           18,798          18,138
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                            1 YEAR      5 YEAR      10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                        3.05%        7.27%       6.78%
N Shares                                    2.79%        7.01%       6.51%
A Shares                                   -0.80%        6.25%       6.14%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.50%, 0.75%, and 0.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
8

                        INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Bond Index -- an index comprised of 31,231 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The market environment for 2004 was much better than most market prognosticators expected at the start of the year, given bearish sentiment concerning interest rates. As the year began, the bond market was focusing on inflation, budget deficits and a Federal Reserve poised to raise short rates. In spite of these factors, as the year concluded, the municipal market offered ample demand, especially from property/casualty insurance companies, allowing bond prices to firm. The best price return was available in the 17- to 22-year maturity range, which produced nearly the same return as the longest maturities, but with a lower duration. Credit had a strong year in 2004. The best performing sectors were those with the greatest credit risk like healthcare and tobacco.
     The Fund's strategies throughout the year remained consistent, emphasizing yield-curve management, security selection and sector rotation. Our underweight in the credit-sensitive sectors detracted from performance as interest rates stayed low and economic trends improved. 2004 was a year of cheap money. Tender-option bond programs gained in prominence due to the search for higher-yielding products and the steep yield curve. The Fund's conservative investment approach does not employ the carry trade. We bought premium structures in the intermediate maturity range throughout the year, which helped performance.
     We will continue to emphasize quality security selection combined with premium bond structures in the intermediate maturity range. After having been in the perfect environment for the high-yield sector, the outlook for 2005 is not nearly as good. From a spread perspective, there is not a lot of room for further tightening. The two most significant determinants of the direction of interest rates should be expectations of further Fed tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. As a result, longer-term rates are likely to rise as investors demand a real return more in the line with historical relationships. The Fund is well positioned for 2005, with overweights in premium structures and specialty states that we expect will outperform in a rising-rate environment.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    INTERMEDIATE TAX-EXEMPT BOND FUND AND THE
                 LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL BOND
                INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,650
12/95             11,532           11,167           11,140          10,750
12/96             12,046           11,509           11,452          11,052
12/97             13,049           12,247           12,156          11,730
12/98             13,879           12,851           12,724          12,278
12/99             13,814           12,795           12,637          12,195
12/00             15,186           14,230           14,019          13,529
12/01             15,986           15,024           14,765          14,248
12/02             17,530           16,499           16,174          15,608
12/03             18,426           17,266           16,883          16,292
12/04             19,119           17,786           17,349          16,742
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                           1 YEAR       5 YEAR      10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                        3.02%        6.81%       5.93%
N Shares                                    2.76%        6.54%       5.66%
A Shares                                   -0.85%        5.79%       5.28%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

   Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                          SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Credit Bond Index -- a weighted composite of (i) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (ii) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income.

MANAGER'S OVERVIEW: Despite a significant rise in short-to-intermediate Treasury yields, the Fund posted yet another year of positive results. Aided by coupon income and a narrowing in yield spreads between comparable Treasuries and non-Treasury alternatives, the intermediate-bond market, as measured by the benchmark, returned 3.04% in 2004. While the rebound in economic activity had the potential to push interest rates dramatically upward, as did five episodes of Fed tightenings (moving the Fed Funds rate from a generational low of 1.00% to 2.25% in 2004), the combined impact on five-year yields was relatively muted. For the year, the Treasury five-year rate rose a modest 36 basis points. However, not so modest was the return advantage offered by the non-Treasury fixed-income sectors. The post-WorldCom/Enron desire to diversify away all issuer risk appeared to vanish in 2004, replaced by an all-consuming reach for higher yields. As a result, for the second year in a row, credit sensitive-issues, especially corporate bonds, were the big winners. According to Lehman Brothers, within the investment-grade universe, credit alternatives added 159 basis points in excess returns versus comparable-duration Treasuries.
     Against this environment of higher rates and corporate bond relative outperformance, the Fund was positioned, on average, short its market benchmark's duration, with an overweight to the non-Treasury sectors, primarily corporate and asset-backed bonds. These dual strategies, as well as the Fund's intra-sector strategy proved beneficial. In particular, the Fund's focus on the BBB-rated sub-sector of the investment-grade universe was a plus, as BBBs in general outperformed.

--------------------------------------------------------------------------------

     GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND
       THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX FROM
         INCEPTION THROUGH OR FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                                   Institutional
                      Index           Shares
-----------------------------------------------------
 2/96               $10,000          $10,000
12/96                10,439           10,361
12/97                11,260           11,102
12/98                12,208           11,881
12/99                12,256           11,978
12/00                13,496           13,223
12/01                14,705           14,263
12/02                16,152           15,176
12/03                16,848           15,800
12/04                17,360           16,261
-----------------------------------------------------

                      Index         N Shares          A Shares
--------------------------------------------------------------------------------
 1/95               $10,000          $10,000           $ 9,650
12/95                11,924           11,388            10,990
12/96                12,270           11,788            11,376
12/97                13,234           12,600            12,159
12/98                14,348           13,450            12,980
12/99                14,404           13,526            13,053
12/00                15,862           14,895            14,374
12/01                17,283           16,027            15,466
12/02                18,984           17,010            16,416
12/03                19,802           17,665            17,048
12/04                20,404           18,136            17,052
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                  1 YEAR       5 YEAR      10 YEAR/INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares               2.92%         6.31%             5.64%
N Shares                           2.66%         6.04%             6.13%
A Shares                          -0.96%         5.30%             5.76%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 3.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
10

                              TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 42,102 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax.

MANAGER'S OVERVIEW: The market environment for 2004 was much better than most market prognosticators expected at the start of the year, given bearish sentiment concerning interest rates. As the year began, the bond market was focusing on inflation, budget deficits and a Federal Reserve poised to raise short rates. In spite of these factors, as the year concluded, the municipal market offered ample demand, especially from property/casualty insurance companies, allowing bond prices to firm. The best price return was available in the 17- to 22-year maturity range, which produced nearly the same return as the longest maturities, but with a lower duration. Credit had a strong year in 2004. The best performing sectors were those with the greatest credit risk like healthcare and tobacco.
     The Fund's strategies throughout the year remained consistent, emphasizing yield-curve management, security selection and sector rotation. Our underweight in the credit-sensitive sectors detracted from performance as interest rates stayed low and economic trends improved. The yield curve flattened dramatically in 2004 which also hurt performance, as our overweight to high-quality shorter duration bonds underperformed. 2004 was a year of cheap money. Carry trades, such as tender-option bond programs gained in prominence due to the search for higher-yielding products and the steep yield curve. The Fund's conservative investment approach does not employ the carry trade. Early in the year, the Fund sold pre-refunded bonds and moved out longer on the maturity spectrum to capture additional yield and to take advantage of the flattening yield curve, which helped performance.
     We will continue to emphasize quality security selection combined with premium bond structures in the intermediate maturity range. After having been in the perfect environment for the high-yield sector, the outlook for 2005 is not nearly as good. From a spread perspective, there is not a lot of room for further tightening. The Fund will seek to opportunistically reduce our exposure to pre-refunded bonds as market conditions permit. The two most significant determinants of the direction of interest rates should be expectations of further Fed tightening and the inflation outlook. Volatility is likely to increase against a background of budget deficits, trade imbalances and unpredictable world events. As a result, longer-term rates are likely to rise as investors demand a real return more in the line with historical relationships.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                  TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS
                   MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000          $9,550
12/95             11,745           11,445           11,416          10,902
12/96             12,265           11,874           11,808          11,276
12/97             13,392           12,889           12,785          12,210
12/98             14,260           13,518           13,376          12,774
12/99             13,966           13,103           12,932          12,350
12/00             15,597           14,991           14,759          14,095
12/01             16,397           15,893           15,609          14,906
12/02             17,971           17,708           17,348          16,567
12/03             18,925           18,737           18,310          17,486
12/04             19,773           19,385           18,896          18,046
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                  1 YEAR         5 YEAR        10 YEAR
--------------------------------------------------------------------------------
Institutional Shares               3.46%          8.15%          6.84%
N Shares                           3.21%          7.88%          6.57%
A Shares                          -1.41%          6.90%          6.08%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 4.50%.

   Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.80%, 1.05%, and 1.05%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                         ULTRA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Merrill Lynch 9-12 Months U.S. Treasury Notes and Bonds Index -- an index comprised entirely of public obligations outstanding of the U.S. Treasury. All issues have maturities between 9 months and 1 year and a minimum amount outstanding of $1 billion.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: In its inaugural year, the Fund faced the twin market challenges of upwardly trending short-term interest rates and relatively rich non-Treasury sector valuations. Indeed, in the three months following the Fund's opening on April 1, 2004, short-term yields, as measured by the two-year Treasury rate, rose 111 basis points, triggered by the bond market's wary anticipation of Fed tightening. As a result, 2004's second quarter proved to be one of the worst three-month periods for short-term bond funds in 24 years. According to Lipper, the average Ultra Short Obligation Fund returned -0.21% in Q2 2004. Fortunately for short-term investors, this period marked the worst for 2004's quarterly returns. In the year's second half, short-term fixed income instruments fared better, despite the fact that the Fed, following its initial June 30th increase in the Federal Funds rate, continued to pressure its overnight lending rate ever upward with four more tightenings. Reflecting what seemed to be a market convinced that the Fed would remain measured in its rate increases, the two-year Treasury rate reacted with moderation. While the Fed Funds rate increased 100 basis points between July 1 and year-end, the two-year Treasury yield rose a more moderate 39 basis points.
     Away from Treasuries, 2004 was also notable for the continued outperformance of the non-Treasury sectors. In particular, even as spreads to Treasuries approached historical tights, for the second year in a row, corporate and asset-backed securities were the big winners. According to Lehman Brothers, within the investment grade universe, credit alternatives added some 73 basis points in excess returns versus two-years-and-under Treasuries. In a similar vein, the asset-backed sector returned an additional 68 basis points over short Treasuries.
     Against this backdrop of higher short-term rates and spread sector outperformance, the Fund posted solid returns. Since its inception, even with the drag of sharply higher short-term rates, the Fund's Institutional Shares class returned 0.90%. In all, our three-pronged strategy of 1) maintaining an average duration slightly short of the benchmark, 2) actively focusing on term structure opportunities, and 3) consistently underweighting Treasuries proved well-suited to 2004's market environment.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     ULTRA SHORT DURATION BOND FUND AND THE
                  MERRILL LYNCH 9-12 MONTHS U.S. TREASURY NOTES
                     AND BONDS INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                                   Institutional
                     Index            Shares
---------------------------------------------------
 3/04               $10,000          $10,000
 6/04                 9,986           10,005
 9/04                10,032           10,068
12/04                10,057           10,090
---------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                 INCEPTION**
---------------------------------------------------
Institutional Shares                0.90%
---------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. Total returns for periods of less than one year are not annualized.

** The inception date for the Fund's performance is April 1, 2004, with respect to the Institutional shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                  BALANCED FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index comprised of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
     Russell 1000 Index -- an index of the 1,000 largest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $495 million, whereas the largest company has a market capitalization of $385 billion. The total adjusted average market capitalization of the Russell 1000 Index was $82.9 billion at the time of reconstruction in June 2004.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation.

MANAGER'S OVERVIEW: Entering 2004, our outlook for the capital markets was that
1) interest rates would rise, thus putting downward pressure on bond prices and leading to marginally positive bond returns, and 2) real GDP growth and corporate profit improvement, coupled with moderate dividend yields, would allow stocks to post high single digit gains. The Fund, anticipating a benefit from these expectations, was underweighted in bonds and overweighted in stocks.
     As the year unfolded, interest rates did not rise; in fact 10-year and 30-year treasury rates declined slightly. Accordingly, bonds achieved returns in the 4% range for the year. While our interest-rate lookout was not realized, this was of little consequence since stocks, the overweighted asset class, more than exceeded our expectations. While the broad market, as measured by the S&P 500(R) Index, gained 10.9%, the equity sub-groups within the Fund (large-cap growth, large-cap value and small-cap value) posted gains of 11.6%, 17.5% and 43.1%, respectively. The end result was excellent performance for the Fund.
     The asset mix of the Fund (i.e., bonds versus stocks, large-cap versus small-cap, and growth versus value) held steady throughout the year. Thus, as the year ended, the stock exposure of the Fund was approaching the upper end of the permitted asset-allocation range of 65%. As we look forward, we continue to believe stocks will do better than bonds but believe the expected return advantage of stocks is likely to narrow. Hence, we will be looking for opportunities to moderate the equity commitment somewhat but still keep the stock position above the peer group average. As 2005 evolves, a slower growth environment is expected. Accordingly, companies that can produce above average sales growth should do well. These types of companies tend to be found more often in the growth universe than among value issues. Therefore, management expects to shift the Fund's emphasis somewhat from the small-cap value area toward larger-cap growth issues.

--------------------------------------------------------------------------------

                 GROWTH OF A $10,000 INVESTMENT IN THE BALANCED
                  FUND, RUSSELL 1000 INDEX, AND LEHMAN BROTHERS
                   AGGREGATE BOND INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

              LB
        Aggregate Bond   Russell 1000  Institutional
            Index            Index        Shares       N Shares   A Shares
--------------------------------------------------------------------------------
 3/97      $10,000          $10,000      $10,000       $10,000    $ 9,450
12/97       11,030           13,081       12,024        12,172     11,426
12/98       11,986           16,615       13,059        13,181     12,270
12/99       11,888           20,089       12,889        12,980     12,074
12/00       13,271           18,524       14,476        14,542     13,520
12/01       14,391           16,218       14,650        14,669     13,652
12/02       15,868           12,707       13,329        13,323     12,388
12/03       16,519           16,505       15,905        15,859     14,751
12/04       17,236           18,387       18,023        17,927     16,671
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                   1 YEAR         5 YEAR       INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares               13.32%          6.94%          7.87%
N Shares                           13.04%          6.67%          7.86%
A Shares                            6.77%          5.47%          6.85%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997 and for the N Shares, and A Shares is April 16, 1997. Inception for the Index begins on the month-end closest to the inception date of the fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                CORE EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: It was an excellent year. According to Lipper, the Fund significantly outperformed its' large-capitalization S&P 500 managers universe, finishing in the top 5 percentile for the year (top 15 percentile for three-years), attributable primarily to stock selection, although sector allocation was also positive. 2004 was also a good year for corporate profits. Although the price of oil and interest rates increased, businesses remained moderately confident and productive. The winners in 2004 were industries linked to capital spending and industrial activity.

The Fund had a strong 4th quarter that made the year. The Fund's best performing sectors were telecom services (+34%), energy (+31%), and materials (+29%). Holdings in Apple Computer (+64%), Autodesk (+56%), Monsanto (+53%), and EMC Corp. (+29%) sizzled, while holdings in Countrywide Financial (-22%), Forest Labs (-16%), International Game Technology (-12%), and Avon Products (-11%) fizzled. The question was no longer whether the markets were up or down, but was oil up or down and who was going to win the presidential election. Overall, the S&P 500 gained 10.88% for the year. However, continuing on a multi-year trend, small- and mid-cap stocks outperformed large-cap stocks, and value stocks significantly outperformed growth stocks.

Equity-market valuation spreads among asset classes (small v. large; growth v. value) were significantly narrowed and appear close to normal for the year. However, significant macro questions remain. The U.S. dollar: incident or opportunity? Interest-rate pressures and their impact upon the consumer, business and government? Will the Middle East take the opportunity to govern itself through democratic policy, or will it continue a compliant path of being an unwilling partisan of terrorism? Will oil maintain its stabilization off its record highs?

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                  CORE EQUITY FUND AND THE S&P 500 STOCK INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,450
12/95             13,743           13,643           13,616          12,858
11/96             16,914           17,589           17,510          16,533
11/97             22,557           23,359           23,208          21,903
12/98             29,004           29,205           28,935          27,300
12/99             35,106           34,042           33,629          31,742
12/00             31,908           31,429           30,974          29,236
12/01             28,117           27,561           27,082          25,573
12/02             21,903           21,074           20,656          19,521
12/03             28,185           27,498           26,893          25,423
12/04             31,252           31,162           30,398          28,729
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                       1 YEAR        5 YEAR         10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                   13.32%        -1.75%          12.04%
N Shares                               13.04%        -2.00%          11.76%
A Shares                                6.78%        -3.08%          11.13%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

   Performance information includes the performance of the Core Equity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Core Equity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.10%, 1.35%, and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Core Equity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
14

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: Following the solid gains posted in 2003, Emerging Markets started the year with good momentum. However, shortly after the start of the year, global investors were confronted with a new set of issues, which increased market volatility during the middle of the year. However, in the end, it was another positive year for the asset class, which saw its second consecutive double digit return.
     Global investors were impacted by political issues, particularly by elections in the first half of the year, the terrorist acts in Spain and other countries and the news that Chinese authorities were deliberately trying to cool down the economy. These events put a damper on the positive momentum seen during the first quarter and caused a severe correction in the second quarter of the year. The surprising results of the elections in Spain and India caused strong negative reaction from investors outside the U.S. These markets had already been affected by the impeachment procedures against Korea's President Roh, and the alleged assassination attempt to the Taiwanese President, which ultimately proved to be a non-event as far as the markets were concerned. However, successful elections in Russia and the political stability in Mexico, Brazil and South Africa helped offset the political uncertainty coming from Asia.
     Emerging Markets regained their momentum towards the end of the second quarter. Terrorist fears did not materialize, credit rate increases were moderate, China's economy proved to be resilient and Eastern Europe continued its march towards full integration into the European Community. Rising oil and commodity prices, as well as rising interest rates in some countries and the U.S. presidential election, weighed heavily on Emerging Markets for the remainder of the year. As the U.S. election was settled and the price of oil and other commodities began to retreat, Emerging Markets consolidated their gains of the second half.
     In addition to local market return, U.S. investors in foreign securities received a bonus in 2004 in the form of a weaker dollar. The currency markets seemed particularly concerned over the low personal savings rate in the U.S. and high current account and budget deficits. The U.S. dollar fell versus the major currencies in the world as well as versus many Emerging market currencies.
     The benchmark posted solid return of 26.0% during 2004 and outperformed many of the broader developed market indices. As in 2003, the rally seen in 2004 was broad based in nature. All three emerging regions posted double digit returns, with the Europe Middle East and Africa (EMEA) component and the Latin American component leading the way with each posting an approximately 39% performance. Asia underperformed the other two regions as well as the benchmark, returning 14.9% for the full year. All of the countries in the benchmark, except Thailand, posted positive returns. Colombia and Egypt, two relatively smaller markets where the Fund has no holdings, were the best performing markets in 2004, returning 133.0% and 126.2%, respectively.
     In terms of sector returns, financial and telecommunications stocks, typically abundant in emerging economies and sometimes one of the few liquid choices available to investors, were the two best performing sectors in 2004 posting returns of 39.5% and 34.6%, respectively. The Fund was overweight both these sectors throughout the entire year. Healthcare stocks and information technology stocks were the two worst performing groups during the year, returning only 7.7% and 10.0%, respectively. While the Fund was overweight in healthcare, it was underweight in information technology. Within this sector though, the software & services industry group, where the Fund had no holdings, had good performance returning 32.7%, while the semiconductors and hardware sub-industries only achieved single digit returns.
     The Fund continues to employ a value strategy. It focuses its search on fundamentally solid companies in the emerging markets universe that trade at significant discounts to their earnings outlook and/or their book values. Stock selection continues to be based on stock specific factors, as opposed to macro-only strategies, seeking to obtain strong capital appreciation.
     Seven of the stocks contained in the Fund's year-end portfolio posted returns in excess of 50% for the year, and came from four different sectors. The Hungarian bank OTP posted an annual return of 142.5%, out-performing all other stocks in the Fund. Standard Bank from South Africa was another company in the same sector returning triple digits at 103.8%. News of a potential deal between the UK's Barclay's Bank and another South African institution exposed the undervaluation of this sector, where the Fund had increased its position during the year. The Fund also

--------------------------------------------------------------------------------



owns Nedcor in the same country, which returned 50.4% and was also one of the top ten performing stocks in the Fund. Another South African stock, Barloworld, one of the largest Caterpillar distributors in the world and one of the country's largest industrial companies, was the fourth best performing stock at 67.3%.
     Other companies that performed well for the Fund include: The Argentina based seamless pipe producer Tenaris, which supplies the oil industry and returned 52.1%; the Indonesian Satellite Co, a wireless carrier which had its origins as a long distance operator and returned 53.3%; Hong Kong based Hutchison Whampoa, a global conglomerate with a large port operation in China and other major markets, finally started to pay off returning 31.2%. Finally, the food retail distributor CVD in Brazil produced a 47.9% return, helping the performance of the staples sector, where the Fund has traditionally lagged.
     Several stocks contained in the portfolio at the end of the year posted negative results. Chinese auto maker Denway Motors, a joint venture between Honda Motors and a local Chinese group, lost 30.5%, after several years of excellent performance. We believe the stock reacted negatively to the news of the slowdown in the Chinese economy; however, we also believe it offers outstanding value and we remain committed to it. Similarly, Hindustan Lever, the Indian maker of household products, declined 23.2% during the year, possibly in response to increased competition in its main markets and a series of disappointing reports.

--------------------------------------------------------------------------------

                 GROWTH OF A $10,000 INVESTMENT IN THE EMERGING
                   MARKETS FUND AND THE MSCI EMERGING MARKETS
                        FREE INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
10/97            $10,000          $10,000          $10,000          $9,450
12/97              9,867            8,550            8,540           8,072
12/98              7,367            5,885            5,850           5,510
12/99             12,259            9,683            9,598           9,072
12/00              8,507            6,918            6,813           6,458
12/01              8,305            6,876            6,790           6,410
12/02              7,807            6,750            6,629           6,268
12/03             12,201           10,200            9,990           9,456
12/04             15,367           12,244           11,959          11,316
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                    1 YEAR        5 YEAR        INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares                20.04%         4.81%           2.85%
N Shares                            19.71%         4.50%           2.52%
A Shares                            13.07%         3.34%           1.73%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997.
   Inception for the Index begins on the month-end closest to the inception date of the Fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                   EQUITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 1000 Value Index -- an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income.

MANAGER'S OVERVIEW: As the year began, the sustainability of the economy's recovery was in doubt. A combination of low interest rates, strong economic growth and a continuation of the profit cycle led to continued expansion of economic growth. Although this recovery took longer than in past business cycles, the economy matured into controlled expansion, with some improvement, but erratic increases in employment and modest increases by businesses on capital expenditures. Consumer net worth (home prices), tax refunds, home refinancing and signs of improving employment outlook positively impacted consumer confidence. As such, many quarterly earnings reports met or exceeded expectations during the period. In addition, companies also reported improved quality of earnings. Key to the upward estimate revisions were a weaker dollar, very accommodative post-September 11 interest rates, and the tax cuts of 2003. By mid-year, attention turned to concerns that earnings growth had peaked for the cycle. The appearance of the lack of progress in the war with Iraq, whether spikes in energy prices would curtail consumer spending, the upward direction of inflation, the Federal Reserve raising interest rates, whether China's orchestrated economic slowdown would impact global growth and a contentious U.S. Presidential election cycle weighed heavily on the markets. As of year-end, the equity market produced solid gains as the U.S. Presidential election concluded and oil prices backed off their peak levels. Economic data reinforced that the impression that the economy remains resilient despite the above mentioned concerns.
     Value style investing continued to outperform growth style investing across all capitalizations for the year. The best-performing sectors of the market were energy, utilities and industrials which led the benchmark, while healthcare and information technology sectors lagged the Index. The Fund's best performing sectors were utilities, materials and energy, whereas the information-technology and consumer-discretionary sectors detracted from results. Strong issue selection in the healthcare, financials and utilities sectors contributed positively to our results. Issues such as TXU Corp., Sprint Corp., SouthTrust and Exxon Mobil positively impacted our yearly results.

--------------------------------------------------------------------------------

            GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE
               RUSSELL 1000 VALUE INDEX FROM INCEPTION THROUGH OR
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                  Russell 1000     Institutional
                  Value Index         Shares
-----------------------------------------------------
 2/96               $10,000          $10,000
12/96                11,708           11,366
12/97                15,827           15,445
12/98                18,301           17,577
12/99                19,646           17,302
12/00                21,023           18,770
12/01                19,848           18,207
12/02                16,768           14,386
12/03                21,803           18,511
12/04                25,398           21,869
-----------------------------------------------------

                 Russell 1000
                  Value Index        N Shares          A Shares
--------------------------------------------------------------------------------
1/95                $10,000          $10,000           $ 9,450
12/95                13,835           13,626            12,810
12/96                16,829           16,917            15,884
12/97                22,749           22,913            21,456
12/98                26,305           25,988            24,311
12/99                28,238           25,535            23,875
12/00                30,217           27,625            25,827
12/01                28,528           26,697            24,982
12/02                24,100           21,065            19,699
12/03                31,337           27,025            25,291
12/04                36,504           31,864            29,807
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/04

                                   1 Year      5 Year    10 Year/Inception**
--------------------------------------------------------------------------------
Institutional Shares               18.14%       4.80%           9.24%
N Shares                           17.91%       4.53%          12.29%
A Shares                           11.40%       3.36%          11.54%
--------------------------------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                   INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: S&P 500(R) Stock Index ("S&P 500") -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500.

MANAGER'S OVERVIEW: After a weak start to the year, the S&P 500 generated a positive total return in 2004 of 10.88%, with most of the gain coming in the fourth quarter. All sectors of the index had positive performance for the year. The best-performing sectors in the market were energy, utilities, telecom services and industrials which led the benchmark's return, whereas healthcare, information technology and consumer staples lagged the Index. The top five positive contributions to the market returns were Exxon Mobil Corp., General Electric Co., Johnson & Johnson, Bank of America Corp. and Ebay Inc. The bottom five negative contributors were Pfizer Inc., Intel Corp., Cisco Systems Inc., Merck & Co. Inc. and Coca-Cola Co. For comparison, the Fund's Institutional Shares class and N shares class average annual returns were up 10.48% and 10.21%, respectively, while its Lipper peer group was up an average of 10.21%.
     Since the investment objective of the Fund is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors relative to the Index. The benchmark is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                     INDEX FUND AND THE S&P 500 STOCK INDEX
                             FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                           Index     Institutional Shares      N Shares
--------------------------------------------------------------------------------
 1/95                     $10,000          $10,000             $10,000
12/95                      13,743           13,696              13,662
12/96                      16,914           16,807              16,732
12/97                      22,557           22,317              22,171
12/98                      29,004           28,615              28,353
12/99                      35,106           34,451              34,063
12/00                      31,908           31,238              30,811
12/01                      28,117           27,395              26,939
12/02                      21,903           21,311              20,898
12/03                      28,185           27,302              26,712
12/04                      31,252           30,164              29,438
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                       1 YEAR        5 YEAR       10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                   10.48%        -2.62%        11.67%
N Shares                               10.21%        -2.88%        11.40%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions.

  Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional Shares and N Shares, of the Index Fund, respectively, at commencement of operations.

  Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                               INTERNATIONAL FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: MSCI EAFE Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation. Current income is a secondary objective.

MANAGER'S OVERVIEW: Following a year of stellar returns in 2003, international equity markets posted another year of strong results. For 2004, the benchmark delivered a return of 20.1% when measured in U.S. dollar terms. For most of the year, however, markets traded in a narrow range as investors were confronted with a number of destabilizing issues including presidential elections in a number key countries (Spain, Australia, Taiwan and the U.S. to name a few), the seemingly endless rise in global energy prices, threats of rising global interest rates, a slowing Chinese economy and, of course, lingering concerns surrounding the war in Iraq and threats of global terrorism. For the first three quarters of the year, these issues led to a considerable amount of investor uncertainty and, by the end of the third quarter, the benchmark return was just 4.6% on a year-to-date basis. As the fourth quarter began, sentiment seemed to change quickly and markets rallied strongly as oil prices declined and U.S. elections proved to be uneventful. With the uncertainty of U.S. elections removed and buoyed by positive earnings results, positive global economic growth and a lower-than-anticipated interest rate environment, the benchmark delivered a return of 15.4% in the fourth quarter.
     As was the case in 2003, the rally in international markets was broad based in nature extending to each of the ten economic sectors represented in the benchmark and across markets in Europe, Asia, the Pacific and emerging markets. In a world of low interest rates and accelerating economic growth, economically sensitive companies were among the best performers during the year. Shares of industrial companies benefited from a rise in capital expenditures while companies in the materials sector performed well as they benefited from the powerful combination of increased demand and higher prices for commodities such as chemicals, steel, iron ore and copper. Paradoxically, the utilities sector, which is considered to be defensive in nature, was the world's top performer in 2004. While many utility companies certainly benefited from increased economic activity during the year, the more stable earnings profile and higher dividends that companies in this sector typically offer also attracted the attention of investors in a year that was plagued by uncertainty.
     Movements in foreign currencies also played a role in the performance of international assets last year. As concerns surrounding the size of the U.S. current account and fiscal deficits mounted, the U.S. dollar continued its slide when compared to most major foreign currencies. The U.S. dollar declined by approximately 8% versus the euro and pound and 5% versus the yen over the past twelve months. This weakness provided an additional source of positive returns for U.S. dollar-based investors invested in international assets, including stocks.
     While the Fund participated in the rally staged by equity markets in 2004 and delivered a solid return of over 16.0% during this period, this return lagged the result of the benchmark. On the positive side, the Fund benefited from positive stock selection in Europe. Key investments in this region that performed well included energy companies ENI S.p.A. (Italy), Saipem S.p.A (Italy) and Total SA (France), which benefited as oil prices rose and topped $50 per barrel during the year. Spain-based wireless telecommunications operator Telefonica Moviles was also a strong performer on hopes of improving prospects for its European and Latin American operations. Investments in the European utilities also contributed positively to the Fund's performance with key holdings such as E.On AG (Germany) and Suez (France) both returned in excess of 35% during the year.
     Despite posting double-digit returns in Japan, the Pacific ex-Japan region and the United Kingdom, the Fund's holdings in these areas underperformed the benchmark and detracted from relative performance. In Japan, investments in the information technology sector such as Rohm & Co and NEC posted negative returns on fears that weak demand, falling prices and a stronger yen could negatively impact their earnings. In addition, holdings in the consumer electronics area were also laggards. Investments in companies such as Sony and Pioneer struggled during the year as overcapacity led to intense price competition for electronic products such DVDs and flat screen televisions. In the Pacific region, a lack of investments in Australia hurt the Fund's performance as well. The Australian index outperformed two other key markets in the region, Hong Kong and Singapore, and also benefited from the strength of the Australian dollar vis-a-vis the U.S. dollar.

--------------------------------------------------------------------------------

     As we begin 2005, the consensus view of economists is that the pace of economic growth will slow and that interest rates will rise. Moreover, the price of oil and other energy prices will remain a wildcard due to the continued risks of supply disruptions in the Middle East and elsewhere. While these issues are likely to represent significant challenges for global equity investors, our disciplined research process continues to focus on identifying companies with sensible, sustainable, long-term businesses that are also attractively valued. With this in mind, we currently favor companies in Europe, the Pacific ex-Japan and emerging markets. While the Fund continues to maintain an underweight allocation to Japan when compared with the benchmark, we have recently been adding to the Fund's exposure in that country. From a sector perspective, the Fund currently maintains a fairly balanced allocation between economically sensitive companies in sectors such as materials, industrials and consumer discretionary and defensive companies in sectors such as healthcare, consumer staples, energy, utilities and financials. Lastly, the results of our rigorous process have led to a bias in the Fund toward companies with larger market capitalizations and that, in our view, are high quality businesses.




--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   INTERNATIONAL FUND AND THE MSCI EAFE INDEX
                   FOR THE 10 YEARS ENDED DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,450
12/95             11,155           10,418           10,387           9,803
12/96             11,864           10,951           10,895          10,267
12/97             12,108           10,418           10,327           9,720
12/98             14,570            9,935            9,828           9,222
12/99             18,548           12,650           12,462          11,694
12/00             15,959           11,468           11,278          10,583
12/01             12,574            9,256            9,083           8,522
12/02             10,605            7,923            7,740           6,887
12/03             14,759           11,126           10,851           9,802
12/04             17,814           12,959           12,598          11,387
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                      1 YEAR         5 YEAR         10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                  16.48%          0.48%          2.63%
N Shares                              16.10%          0.22%          2.34%
A Shares                               9.75%         -1.64%          1.31%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

   Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.40%, 1.65%, and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the International Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                        SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Growth Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a higher price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation.

MANAGER'S OVERVIEW: With much of its gain occurring in the final three months of the year, the Fund's benchmark rose 14.3% in 2004. The energy sector, reflecting the dramatic rise in oil prices during the year, rose more than 50% and led the benchmark to its second consecutive year of double-digit returns. Second only to energy, the industrials sector rose nearly 30%. On the downside, investors took a break from the technology sector in 2004, after bidding up the group to be the big winner of 2003. The sector finished the year just below break-even and was this year's weakest performer. With energy and industrials leading the way, the return of the Russell 2000 Value Index substantially exceeded that of its Russell 2000 Growth Index counterpart this year. The value index has significantly out performed the Growth index in annualized returns over the one-, three- and five-year periods.
     The Fund outpaced the benchmark for the third consecutive year. The Fund's quantitative process drives both the security selection and portfolio construction strategies. For much of the year, investors focused on companies that demonstrated improving fundamentals and attractive valuations -- an environment where our process performs well. During the year, the Fund was overweight the top-performing energy sector, market-weight the industrials sector, and underweight the weak technology sector. While those sector weights helped, issue selection drove performance. Stock selection was especially strong in the technology, consumer and financials sectors. Portfolio holdings such as Digital River, Activision and Cognizant were strong contributors to overall performance for the full-year.
     Well into a recovery in 2004, the economy and the earnings picture for most U.S. companies improved throughout the year. In 2005, three years into a recovery, we are likely to become more cautious. The U.S. consumer, the engine of that recovery, has piled on an unprecedented level of debt and may be retrenching. The twin deficits -- budget and trade -- have pressured the dollar; a weaker dollar could accelerate inflation. In rising rate environments, growth has typically outperformed value in the small-cap arena.

--------------------------------------------------------------------------------

                 GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP
                   AGGRESSIVE GROWTH FUND AND THE RUSSELL 2000
                       GROWTH INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                          Index     Institutional Shares
-----------------------------------------------------------
1/01                     $10,000          $10,000
12/01                      9,077            9,680
12/02                      6,330            7,680
12/03                      9,403           11,390
12/04                     10,749           13,710
-----------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                1 YEAR      INCEPTION**
-----------------------------------------------------------
Institutional Shares            20.37%         8.26%
-----------------------------------------------------------

 * The information shown above assumes the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance is January 9, 2001 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

     Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                           SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest company has a market capitalization of $59 million, whereas the largest company has a market capitalization of $3.61 billion. The total adjusted average market capitalization of the Russell 2000 Index was $1.05 billion at the time of reconstruction in June 2004.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: With much of its gain occurring in the final three months, the Russell 2000 Index rose 18.3% in 2004 and beat the Russell 1000 Index for the sixth straight year. The energy sector, reflecting the dramatic rise in oil prices during the year, rose more than 50% and led the Russell 2000 Index to its second consecutive year of double-digit returns. Second only to the energy sector, the materials sector rose over 30%. On the downside, investors took a break from the technology sector in 2004, after bidding up the group to be the big winner of 2003. The sector posted a break-even return and was this year's weakest performer. With energy and materials leading the way, the return of the Russell 2000 Value Index substantially exceeded that of the Russell 2000 Growth Index this year and has significantly out performed the Growth index in annualized returns over the one-, three- and five-year periods.
     The Fund outpaced the Russell 2000 Index for the third consecutive year. The Fund's quantitative process drives both the security selection and portfolio construction strategies. For much of the year, investors focused on companies that demonstrated improving fundamentals and attractive valuations -- an environment where our process performs well. During the year, the Fund was overweight the top-performing energy and materials sectors and market-weight the weak technology sector. While those sector weights helped, issue selection drove performance. Stock selection was especially strong in the consumer, healthcare and telecom sectors. Portfolio holdings such as Penn National Gaming, Meritage Homes, Sierra Health Services and Cooper Companies were strong contributors to overall performance.
     Well into a recovery in 2004, the economy and the earnings picture for most U.S. companies improved throughout 2004. In 2005, three years into a recovery, we are more likely to become more cautious. The U.S. consumer, engine of that recovery, has piled on an unprecedented level of debt and may be retrenching. The twin deficits -- budget and trade -- have pressured the dollar; a weaker dollar could accelerate inflation. In rising rate environments, growth has typically outperformed value in the small-cap arena.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                   SMALL-CAP OPPORTUNITY FUND AND THE RUSSELL
                  2000 SMALL STOCK INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,450
12/95             12,845           12,630           12,599          11,895
12/96             14,963           15,005           14,934          14,088
12/97             18,309           18,827           18,688          17,611
12/98             17,842           19,045           18,873          17,776
12/99             21,635           26,689           26,376          24,885
12/00             20,982           28,492           28,092          26,494
12/01             21,504           25,742           25,331          23,889
12/02             17,100           21,990           21,569          20,353
12/03             25,180           33,429           32,718          30,859
12/04             29,795           41,506           40,523          38,229
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/04

                                      1 YEAR        5 YEAR        10 YEAR
--------------------------------------------------------------------------------
Institutional Shares                  24.16%         9.23%         15.29%
N Shares                              23.85%         8.97%         15.02%
A Shares                              17.05%         7.74%         14.35%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

  Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures have been reduced to reflect expenses of 1.20%, 1.45%, and 1.55%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

  Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                              SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation.

MANAGER'S OVERVIEW: 2004 marked the sixth consecutive year of small-cap stocks (Russell 2000 Index) outperforming large-cap stocks (Russell 1000 Index). The year ended on a positive note as the equity markets rallied sharply in the fourth quarter due to a confluence of events that created a positive market environment. For the year, the Russell 2000 Index gained 18.3%; however, much of the gain occurred in the fourth quarter as the Index gained 14.1% during the final three months of the year. The resolution of the Presidential election without the involvement of the courts, no significant terrorist activities, a decline in the price of oil from the mid-$50's to mid-$40's and continued strength from the consumer all contributed to the positive sentiment during the fourth quarter.
     During the year, the benchmark returned 22.2%, besting the Russell 2000 Growth Index by nearly 800 basis points. Within the benchmark, the energy sector led the way, gaining over 56% for the year. Materials (+36%) and industrials (+27%) were the other sectors that outperformed the index. Technology (+5.9%), telecom (-19.2%) and healthcare (+16.1%) were the laggards. Financials (+22.3%) performed in-line with the benchmark, while the consumer sectors and utilities slightly lagged.
     Both issue selection and sector allocation contributed to the excess performance. During the year, the Fund was significantly overweighted to the top-performing energy sector and underweighted to the poorly performing technology, telecom and consumer sectors. Within the energy sector the portfolio had an overweighted position to refiners and oil tankers which were two of the top performing industries within the energy sector. Issue selection was also notably strong in the healthcare sector with exposure to healthcare service companies and healthcare supply companies.

--------------------------------------------------------------------------------

                      GROWTH OF A $10,000 INVESTMENT IN THE
                    SMALL-CAP VALUE FUND AND THE RUSSELL 2000
                       VALUE INDEX FOR THE 10 YEARS ENDED
                               DECEMBER 31, 2004.*

[CHART OMITTED - EDGAR REPRESENTATION OF DATA IS AS FOLLOWS]

                               Institutional
                  Index            Shares          N Shares        A Shares
--------------------------------------------------------------------------------
 1/95            $10,000          $10,000          $10,000         $ 9,450
12/95             12,575           12,715           12,678          11,972
12/96             15,262           14,628           14,555          13,727
12/97             20,112           18,956           18,788          17,715
12/98             18,815           18,210           18,008          16,968
12/99             18,535           18,300           18,047          17,004
12/00             22,767           24,604           24,210          22,810
12/01             25,961           25,975           25,507          24,022
12/02             22,994           22,660           22,196          20,905
12/03             33,578           32,413           31,672          29,827
12/04             41,049           41,788           40,727          38,364
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS*
For the Period Ended 12/31/04

                                        1 Year       5 Year        10 Year
--------------------------------------------------------------------------------
Institutional Shares                    28.93%       17.96%        15.37%
N Shares                                28.59%       17.68%        15.08%
A Shares                                21.56%       16.35%        14.39%
--------------------------------------------------------------------------------

* The information shown above assumes the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund reflects the deduction of an initial sales charge of 5.50%.

   Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24%, and 1.34%, the estimated expense ratios of the Institutional Shares, N Shares, and A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

   Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                              HARRIS INSIGHT FUNDS
                          PORTFOLIO HOLDINGS BY SECTOR
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

     The following tables present for each Fund portfolio holdings with certain categories and the percent of total investments before collateral for loaned securities attributable to each category.


HARRIS INSIGHT MONEY MARKET FUNDS

----------------------------------------------------------
              GOVERNMENT MONEY MARKET FUND
              ----------------------------
   Agency Obligations                           76.8%
   Repurchase Agreements                        23.2
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                    MONEY MARKET FUND
                    -----------------
   Corporate Bonds                              50.0%
   Commercial Paper                             18.1
   Time Deposits                                10.7
   Agency Obligations                           10.2
   Asset-Backed Securities                       7.5
   Taxable Municipal Securities                  3.5
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
               TAX-EXEMPT MONEY MARKET FUND
               ----------------------------
   Variable Rate Securities                     73.3%
   Municipal Put Securities                     10.4
   Commercial Paper                              9.0
   Municipal Notes                               7.1
   Other                                         0.2
                                              ------
                                               100.0%
----------------------------------------------------------


HARRIS INSIGHT FIXED INCOME FUNDS

----------------------------------------------------------
                        BOND FUND
                        ---------
   Mortgage-Backed Securities                   41.6%
   Corporate Bonds                              32.4
   Asset-Backed Securities                      10.6
   Commercial Mortgage-Backed Securities         8.3
   Other                                         7.1
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                  HIGH YIELD BOND FUND
                  --------------------
   Corporate Bonds - Industrial                 92.7%
   Corporate Bonds - Financial                   4.3
   Corporate Bonds - Electric                    1.2
   Other                                         1.8
                                              ------
                                               100.0%
----------------------------------------------------------


HARRIS INSIGHT FIXED INCOME FUNDS (CONTINUED)

----------------------------------------------------------
           INTERMEDIATE GOVERNMENT BOND FUND
           ---------------------------------
   Agency Obligations                           42.1%
   Commercial Mortgage-Backed Securities        14.4
   Asset-Backed Securities                      14.1
   Mortgage-Backed Securities                   10.0
   Corporate Bonds                               1.5
   Other                                        17.9
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
            INTERMEDIATE TAX-EXEMPT BOND FUND
            ---------------------------------
   Insured Bonds                                39.4%
   Pre-Refunded Bonds                           30.1
   Revenue Bonds                                26.3
   General Obligation Bonds                      4.2
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
               SHORT/INTERMEDIATE BOND FUND
               ----------------------------
   Corporate Bonds                              50.7%
   Mortgage-Backed Securities                   18.4
   Asset-Backed Securities                      17.4
   Commercial Mortgage-Backed Securities         5.6
   Agency Obligations                            1.7
   Other                                         6.2
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                    TAX-EXEMPT BOND FUND
                    --------------------
   Insured Bonds                                50.5%
   Revenue Bonds                                24.0
   Pre-Refunded Bonds                           23.1
   General Obligation Bonds                      2.4
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
               ULTRA SHORT DURATION BOND FUND
               ------------------------------
   Corporate Bonds                              53.3%
   Asset-Backed Securities                      27.8
   Agency Obligations                           10.1
   U.S. Government Obligations                   2.1
   Mortgage-Backed Securities                    2.0
   Commercial Mortgage-Backed Securities         1.3
   Other                                         3.4
                                              ------
                                               100.0%
----------------------------------------------------------

                              HARRIS INSIGHT FUNDS
                    PORTFOLIO HOLDINGS BY SECTOR (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

HARRIS INSIGHT EQUITY FUNDS

----------------------------------------------------------
                       BALANCED FUND
                       -------------
   Common Stock                                 64.2%
   Mortgage-Backed Securities                   14.3
   Corporate Bonds                              10.5
   Asset-Backed Securities                       3.7
   U.S. Government Obligations                   3.6
   Commercial Mortgage-Backed Securities         1.7
   Other                                         2.0
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                     CORE EQUITY FUND
                     ----------------
   Financials                                   19.1%
   Information Technology                       17.3
   Industrials                                  15.6
   Health Care                                  11.7
   Consumer Discretionary                        9.0
   Consumer Staples                              7.4
   Energy                                        7.3
   Utilities                                     4.5
   Other                                         8.1
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                   EMERGING MARKETS FUND
                   ---------------------
   Asia                                         55.1%
   Latin America                                21.2
   Europe, Middle East & Africa                 21.1
   Other                                         2.6
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                        EQUITY FUND
                        -----------
   Financials                                   30.7%
   Industrials                                  16.1
   Energy                                       13.0
   Information Technology                        9.4
   Consumer Discretionary                        7.5
   Utilities                                     6.5
   Health Care                                   5.6
   Telecommunication Services                    4.1
   Other                                         7.1
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                         INDEX FUND
                         ----------
   Financials                                   20.4%
   Information Technology                       16.4
   Health Care                                  12.5
   Industrials                                  11.7
   Consumer Discretionary                       11.6
   Consumer Staples                             10.6
   Energy                                        7.1
   Telecommunication Services                    3.3
   Other                                         6.4
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                   INTERNATIONAL FUND
                   ------------------
   Europe (excluding U.K.)                      45.0%
   Japan                                        19.5
   United Kingdom                               17.2
   Pacific (excluding Japan)                     8.0
   Emerging Markets                              7.6
   Other                                         2.7
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
            SMALL-CAP AGGRESSIVE GROWTH FUND
            --------------------------------
   Information Technology                       27.3%
   Financials                                   15.2
   Consumer Discretionary                       14.7
   Health Care                                  11.0
   Industrials                                   9.6
   Energy                                        7.7
   Materials                                     4.6
   Consumer Staples                              4.3
   Other                                         5.6
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
               SMALL-CAP OPPORTUNITY FUND
               --------------------------
   Information Technology                       20.5%
   Consumer Discretionary                       19.2
   Financials                                   18.2
   Health Care                                  14.3
   Industrials                                   6.7
   Energy                                        6.5
   Materials                                     5.8
   Consumer Staples                              4.7
   Other                                         4.1
                                              ------
                                               100.0%
----------------------------------------------------------

----------------------------------------------------------
                   SMALL-CAP VALUE FUND
                   --------------------
   Financials                                   28.6%
   Health Care                                  13.3
   Industrials                                  13.2
   Consumer Discretionary                       11.6
   Energy                                        9.8
   Materials                                     9.0
   Information Technology                        8.3
   Consumer Staples                              3.3
   Other                                         2.9
                                              ------
                                               100.0%
----------------------------------------------------------

                              HARRIS INSIGHT FUNDS
                           DISCLOSURE OF FUND EXPENSES
                FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
--------------------------------------------------------------------------------


We believe it is important for you to understand the impact of fees on your investment. As a shareholder of a Fund, you incur two types of costs: (1)
transaction costs, such as sales charges and redemption fees and (2) ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others, as well as 12b-1 fees and shareholder servicing fees. Ongoing costs, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The following Expense Tables illustrate your fund's costs in two ways.

o ACTUAL. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expense Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL (5% RETURN FOR COMPARISON). This section is intended to help you compare your fund's costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In this case -- because the return used is not the fund's actual return -- the results may not be used to estimate the actual account ending balance or expenses you paid for the period. The example is useful in making comparisons among funds because the U.S. Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. Therefore, the hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were applied to your account, your costs would be higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period and may be different from the expense ratio in the Financial Highlights which represents the year ended December 31, 2004.



EXPENSE TABLE
HARRIS INSIGHT MONEY MARKET FUNDS
--------------------------------------------------------------------------------
                                      Beginning    Ending               Expenses
                                       Account     Account  Annualized    Paid
                                        Value       Value     Expense    During
                                       7/1/04     12/31/04     Ratio     Period*
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....            $1,000.00    $1,007.60      0.21%    $1.06
N Shares ................             1,000.00     1,005.90      0.56      2.82
Service Shares ..........             1,000.00     1,003.90      0.96      4.84

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,023.94      0.21      1.07
N Shares ................             1,000.00     1,022.18      0.56      2.85
Service Shares ..........             1,000.00     1,020.17      0.96      4.87

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,008.00      0.17      0.86
N Shares ................             1,000.00     1,006.20      0.52      2.62
Exchange Shares .........             1,000.00     1,008.00      0.17      0.86
Service Shares ..........             1,000.00     1,004.20      0.92      4.63

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,024.15      0.17      0.86
N Shares ................             1,000.00     1,022.39      0.52      2.64
Exchange Shares .........             1,000.00     1,024.15      0.17      0.86
Service Shares ..........             1,000.00     1,020.37      0.92      4.67

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,006.00      0.26      1.31
N Shares ................             1,000.00     1,004.20      0.61      3.07
Service Shares ..........             1,000.00     1,002.40      0.97      4.88

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,023.69      0.26      1.32
N Shares ................             1,000.00     1,021.93      0.61      3.10
Service Shares ..........             1,000.00     1,020.12      0.97      4.93

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
--------------------------------------------------------------------------------


EXPENSE TABLE
HARRIS INSIGHT FIXED INCOME FUNDS
--------------------------------------------------------------------------------
                                      Beginning    Ending               Expenses
                                       Account     Account  Annualized    Paid
                                        Value       Value     Expense    During
                                       7/1/04     12/31/04     Ratio     Period*
--------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....            $1,000.00    $1,037.50      0.60%    $3.07
N Shares ................             1,000.00     1,036.20      0.85      4.35
A Shares ................             1,000.00     1,036.20      0.85      4.35

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,021.98      0.60      3.05
N Shares ................             1,000.00     1,020.73      0.85      4.32
A Shares ................             1,000.00     1,020.73      0.85      4.32

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,085.70      0.61      3.20
N Shares ................             1,000.00     1,084.30      0.86      4.51
A Shares ................             1,000.00     1,084.30      0.86      4.51

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,021.93      0.61      3.10
N Shares ................             1,000.00     1,020.68      0.86      4.37
A Shares ................             1,000.00     1,020.68      0.86      4.37

--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,030.20      0.50      2.55
N Shares ................             1,000.00     1,028.90      0.75      3.82
A Shares ................             1,000.00     1,028.90      0.75      3.82

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,022.49      0.50      2.54
N Shares ................             1,000.00     1,021.23      0.75      3.81
A Shares ................             1,000.00     1,021.23      0.75      3.81

--------------------------------------------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,038.70      0.44      2.25
N Shares ................             1,000.00     1,037.40      0.69      3.53
A Shares ................             1,000.00     1,037.40      0.69      3.53

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,022.79      0.44      2.24
N Shares ................             1,000.00     1,021.53      0.69      3.51
A Shares ................             1,000.00     1,021.53      0.69      3.51


--------------------------------------------------------------------------------
                                      Beginning    Ending               Expenses
                                       Account     Account  Annualized    Paid
                                        Value       Value     Expense    During
                                       7/1/04     12/31/04     Ratio     Period*
--------------------------------------------------------------------------------
SHORT/INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....            $1,000.00    $1,028.90      0.60%    $3.06
N Shares ................             1,000.00     1,027.60      0.85      4.33
A Shares ................             1,000.00     1,027.60      0.85      4.33

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,021.98      0.60      3.05
N Shares ................             1,000.00     1,020.73      0.85      4.32
A Shares ................             1,000.00     1,020.73      0.85      4.32

--------------------------------------------------------------------------------
TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,046.70      0.54      2.78
N Shares ................             1,000.00     1,045.40      0.79      4.06
A Shares ................             1,000.00     1,045.40      0.79      4.06

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,022.29      0.54      2.75
N Shares ................             1,000.00     1,021.03      0.79      4.01
A Shares ................             1,000.00     1,021.03      0.79      4.01

--------------------------------------------------------------------------------
ULTRA SHORT DURATION BOND FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,008.50      0.25      1.26

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,023.74      0.25      1.27
--------------------------------------------------------------------------------

                              HARRIS INSIGHT FUNDS
                     DISCLOSURE OF FUND EXPENSES (CONTINUED)
                FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
--------------------------------------------------------------------------------


EXPENSE TABLE
HARRIS INSIGHT EQUITY FUNDS
--------------------------------------------------------------------------------
                                      Beginning    Ending               Expenses
                                       Account     Account  Annualized    Paid
                                        Value       Value     Expense    During
                                       7/1/04     12/31/04     Ratio     Period*
--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....            $1,000.00    $1,091.00      0.88%    $4.63
N Shares ................             1,000.00     1,090.40      1.13      5.94
A Shares ................             1,000.00     1,090.00      1.13      5.94

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,020.58      0.88      4.47
N Shares ................             1,000.00     1,019.32      1.13      5.74
A Shares ................             1,000.00     1,019.32      1.13      5.74

--------------------------------------------------------------------------------
CORE EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,106.90      1.00      5.30
N Shares ................             1,000.00     1,104.90      1.25      6.61
A Shares ................             1,000.00     1,105.20      1.25      6.61

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,019.97      1.00      5.08
N Shares ................             1,000.00     1,018.72      1.25      6.34
A Shares ................             1,000.00     1,018.72      1.25      6.34

--------------------------------------------------------------------------------
EMERGING MARKETS FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,229.30      1.60      8.97
N Shares ................             1,000.00     1,226.90      1.85     10.36
A Shares ................             1,000.00     1,227.10      1.85     10.36

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,016.76      1.60      8.11
N Shares ................             1,000.00     1,015.50      1.85      9.37
A Shares ................             1,000.00     1,015.50      1.85      9.37

--------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,119.00      0.94     $5.01
N Shares ................             1,000.00     1,118.40      1.19      6.34
A Shares ................             1,000.00     1,117.90      1.19      6.34

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,020.27      0.94      4.77
N Shares ................             1,000.00     1,019.02      1.19      6.04
A Shares ................             1,000.00     1,019.02      1.19      6.04


--------------------------------------------------------------------------------
                                      Beginning    Ending               Expenses
                                       Account     Account  Annualized    Paid
                                        Value       Value     Expense    During
                                       7/1/04     12/31/04     Ratio     Period*
--------------------------------------------------------------------------------
INDEX FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....            $1,000.00    $1,070.50      0.44%    $2.29
N Shares ................             1,000.00     1,069.10      0.69      3.59

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,022.79      0.44      2.24
N Shares ................             1,000.00     1,021.53      0.69      3.51

--------------------------------------------------------------------------------
INTERNATIONAL FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,115.60      1.33      7.07
N Shares ................             1,000.00     1,113.80      1.58      8.40
A Shares ................             1,000.00     1,113.70      1.58      8.39

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,018.31      1.33      6.75
N Shares ................             1,000.00     1,017.06      1.58      8.01
A Shares ................             1,000.00     1,017.06      1.58      8.01

--------------------------------------------------------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,137.80      1.00      5.37

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,019.97      1.00      5.08

--------------------------------------------------------------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,132.50      0.98      5.25
N Shares ................             1,000.00     1,130.90      1.23      6.59
A Shares ................             1,000.00     1,131.10      1.23      6.59

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,020.07      0.98      4.98
N Shares ................             1,000.00     1,018.82      1.23      6.24
A Shares ................             1,000.00     1,018.82      1.23      6.24

--------------------------------------------------------------------------------
SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares ....             1,000.00     1,174.20      0.94      5.14
N Shares ................             1,000.00     1,172.80      1.19      6.50
A Shares ................             1,000.00     1,172.70      1.19      6.50

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares ....             1,000.00     1,020.27      0.94      4.77
N Shares ................             1,000.00     1,019.02      1.19      6.04
A Shares ................             1,000.00     1,019.02      1.19      6.04
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

        Information about Harris Insight Funds Trust on this page and the preceding pages has not been audited.

                                 TAX INFORMATION
--------------------------------------------------------------------------------
                                   (UNAUDITED)


For the year ended December 31, 2004, the following Harris Insight Funds declared dividends from net realized capital gains:

                                                    SHORT-TERM CAPITAL GAIN      LONG-TERM CAPITAL GAIN
                                                           PER SHARE                   PER SHARE(1)
                                                    -----------------------      ----------------------
FUNDS:                                              6/21/04        12/14/04      6/21/04       12/14/04
                                                    -------        --------      -------       --------
High Yield Bond Fund ...........................    $0.0393         $    --      $0.0231        $0.1285
Intermediate Government Bond Fund ..............         --          0.0197       0.1203         0.0463
Tax-Exempt Bond Fund ...........................         --              --           --         0.1872
Balanced Fund ..................................         --              --           --         0.0144
Core Equity Fund ...............................     0.1967              --           --         0.8873
Emerging Markets Fund ..........................         --              --           --         0.8600
Index Fund .....................................     0.0069          0.0109       0.3060         0.9847
Small-Cap Opportunity Fund .....................     0.4287              --       0.5734         2.3196
Small-Cap Value Fund ...........................         --          2.4319       1.1579         3.2366

(1) Long-term capital gains that qualify for the tax rate of 15% (5% for taxpayers in the 15% and below tax bracket).

The percentage of dividends from net investment income declared for the year ended December 31, 2004, representing qualified dividend income and which qualify for the corporate dividends received deduction for 1099 purposes is as follows:

                                                                 QUALIFIED               DIVIDENDS
                                                            DIVIDEND INCOME(2)     RECEIVED DEDUCTION(3)
                                                            ------------------     ---------------------
Balanced Fund ............................................         41%                      53%
Core Equity Fund .........................................         82%                     100%
Emerging Markets Fund ....................................        100%                     N/A
Equity Fund ..............................................        100%                     100%
Index Fund ...............................................        100%                     100%
International Fund .......................................        100%                     N/A
Small-Cap Opportunity Fund ...............................         35%                      68%
Small-Cap Value Fund .....................................         20%                      28%

(2) Percentage of dividends paid from net investment income that is qualified dividends income ("QDI") that will be taxed at a maximum rate of 15% (5% for taxpayers in the 15% and below tax bracket). Shareholders must consult with their Tax Advisors or the instructions to Form 1040/1040A to determine their eligibility for the lower benefit.
(3) Percentage of dividends paid from net investment income of each Harris Insight Fund that qualifies for the dividends received deduction available to corporations.

FOR SHAREHOLDERS OF THE EMERGING MARKETS FUND AND INTERNATIONAL FUND:

For the year ended December 31, 2004, the Emerging Markets Fund and International Fund recognized $7,817,709 and $4,672,119, respectively, of foreign source income on which the Emerging Markets Fund and the International Fund paid foreign taxes of $616,107 and $432,035, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

AGENCY OBLIGATIONS -- 21.9%
FEDERAL HOME LOAN BANK -- 9.0%
    1.550%                                05/04/05   $ 52,000   $   52,000,000
    1.680%                                05/17/05    100,000      100,000,000
                                                                --------------
                                                                   152,000,000
                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.9%
    1.500%                                02/14/05     50,000       50,000,000
    1.400%                                02/25/05    120,000      119,836,980
    1.610%                                05/13/05     50,000       50,000,000
                                                                --------------
                                                                   219,836,980
                                                                --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $371,836,980)                                              371,836,980
                                                                --------------
VARIABLE RATE OBLIGATIONS ++ -- 54.8%
FEDERAL FARM CREDIT BANK -- 5.9%
    2.290%                                01/03/05*   100,000      100,000,000
                                                                --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.7%
    2.220%                                01/03/05*    99,500       99,498,306
    2.090%                                02/04/05     99,500       99,495,387
                                                                --------------
                                                                   198,993,693
                                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 33.2%
    2.190%                                01/03/05*    38,000       37,981,237
    2.226%                                01/07/05*    83,250       83,199,488
    1.960%                                01/18/05     59,500       59,499,167
    2.314%                                01/18/05     52,790       52,788,980
    2.019%                                01/28/05     14,000       13,999,622
    2.333%                                01/28/05     84,500       84,498,433
    2.184%                                02/11/05     32,000       31,996,653
    2.230%                                02/18/05    100,000       99,997,364
    2.460%                                03/23/05     99,500       99,496,114
                                                                --------------
                                                                   563,457,058
                                                                --------------
OVERSEAS PRIVATE INVESTMENT CORP. -- 4.0%
    2.400%                                01/05/05*    34,744       34,744,186
    2.400%                                01/07/05*    33,795       33,794,937
                                                                --------------
                                                                    68,539,123
                                                                --------------
TOTAL VARIABLE RATE OBLIGATIONS
(Cost $930,989,874)                                                930,989,874
                                                                --------------


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

REPURCHASE AGREEMENTS -- 23.3%
Bank of America Securities, L.L.C.
  2.270%
  Agreement dated 12/31/04, proceeds
  at maturity $329,966,041 (Collateralized
  by $369,992,617 FNMA 5.500% to
  6.000%, due from 05/01/34 to 08/01/34.
  The market value is $336,501,707.)      01/03/05   $329,904   $  329,903,634
Bank of Tokyo N.A.
  2.250%
  Agreement dated 12/31/04, proceeds
  at maturity $65,012,188 (Collateralized
  by $244,758,000 Resolution Trust
  Funding Corp. 0.000%, due 01/15/30.
  The market value is $66,300,047.)       01/03/05     65,000       65,000,000
                                                                --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $394,903,634)                                              394,903,634
                                                                --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,697,730,488 d)                                        1,697,730,488
                                                                ==============
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                 3,755,022
Dividends payable                                                   (2,011,943)
Investment advisory fee payable                                       (151,133)
Administration fees payable                                           (114,899)
Service plan fees payable                                             (802,993)
Accrued expenses                                                       (83,637)
                                                                --------------
                                                                       590,417
                                                                --------------
NET ASSETS -- 100.0%
Applicable to 332,469,161 Institutional Shares,
  234,745,194 N Shares, and 1,131,099,942
  Service Shares of beneficial interest
  outstanding, $.001 par value (indefinite
  number of shares has been authorized for
  each class of shares of the Fund) (Note 8)                    $1,698,320,905
                                                                ==============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL SHARES,
  N SHARES, AND SERVICE SHARES                                           $1.00
                                                                         =====

-------------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/04.
*  Date of next interest rate reset.
d  Aggregate cost for federal income tax purposes.


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

AGENCY OBLIGATIONS -- 10.2%
Federal Home Loan Bank
    1.550%                                05/04/05   $224,150   $  224,150,000
    1.650%                                05/16/05    100,000      100,000,000
    1.660%                                05/16/05     50,000       50,000,000
Federal National Mortgage Association
    1.500%                                02/14/05    200,000      200,000,000
    1.610%                                05/13/05    100,000      100,000,000
                                                                --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $674,150,000)                                              674,150,000
                                                                --------------
ASSET-BACKED SECURITIES -- 10.0%
CIT Equipment Collateral Series 2004-VT1,
  Class A1
    1.120%                                03/20/05      5,263        5,262,761
G-Star, Ltd. Series 2002-2A 144A,
  Class A1MA f,g
    2.500%                                01/25/05*    57,436       57,436,245
Permanent Financing P.L.C. Series 4,
  Class 1A
    2.320%                                01/10/05*   240,000      240,000,000
Putnam Structured Product Funding
  Series 2002-1A 144A, Class A1I f,g
    2.503%                                01/18/05*    88,000       88,000,000
Putnam Structured Product Funding
  Series 2002-1A 144A, Class A1MF f,g
    2.493%                                01/18/05*    26,000       26,000,000
Residential Mortgage Acceptance
  Corp. Series 2004-NS2A 144A,
  Class A1 f
    2.380%                                01/12/05*   249,140      249,140,275
                                                                --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $665,839,281)                                              665,839,281
                                                                --------------
COMMERCIAL PAPER -- 18.4%
Alaska Housing Finance Corp.
    2.300%                                01/10/05     73,190       73,147,916
    2.330%                                01/10/05     20,770       20,757,901
Broadhollow Funding, L.L.C.
    2.400%                                05/06/05 e  130,000      129,956,667
    2.390%                                05/07/05 e   73,000       72,970,922
    2.500%                                05/07/05 e   60,000       59,975,000
Bryant Park Funding, L.L.C.
    2.120%                                01/05/05     52,364       52,351,665
    2.250%                                01/06/05     50,000       49,984,375
    2.210%                                01/12/05     55,162       55,124,750
    2.370%                                01/25/05     11,224       11,206,266
    2.360%                                02/07/05     50,000       49,878,722
Corporate Receivables Corp.
    2.070%                                01/05/05     50,000       49,988,500
Delaware Funding Corp.
    2.250%                                01/05/05     22,056       22,050,486
Giro Funding Corp.
    2.250%                                01/03/05     18,038       18,035,745
    2.370%                                01/31/05     50,000       49,901,250
Harrier Finance Funding, L.L.C.
    2.200%                                01/05/05     14,000       13,996,578
    2.210%                                01/11/05      8,000        7,995,089


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
    2.280%                                01/05/05   $ 32,702   $   32,693,716
Municipal Electrical Authority,
  Georgia TECP
    2.370%                                01/14/05     42,882       42,882,000
Paradigm Funding, L.L.C.
    2.160%                                01/04/05      4,500        4,499,190
    2.250%                                01/06/05     50,000       49,984,375
    2.200%                                01/14/05     61,500       61,451,142
    2.320%                                01/24/05     16,918       16,892,924
    2.350%                                01/27/05     19,585       19,551,760
Scaldis Capital, L.L.C.
    2.320%                                02/17/05      3,112        3,102,574
Sheffield Receivables Corp.
    2.250%                                01/04/05     26,590       26,585,014
    2.260%                                01/14/05     92,150       92,074,795
Surrey Funding Corp.
    2.290%                                01/14/05     50,000       49,958,653
Thames Asset Global
  Securitization, Inc.
    2.270%                                01/12/05     28,992       28,971,891
    2.280%                                01/13/05     25,017       24,997,987
    2.350%                                02/09/05     29,125       29,050,853
                                                                --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,220,018,706)                                          1,220,018,706
                                                                --------------
MUNICIPAL BONDS -- 1.5%
Alaska State Housing Finance Corp.
  Revenue Bonds Series B VR
    2.400%                                01/06/05      8,055        8,055,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series 1,
  Class A1 VR
    2.420%                                01/05/05     11,200       11,200,000
Colorado State Housing & Finance
  Authority Revenue Bonds
  Series B-1 VR
    2.420%                                01/05/05     14,620       14,620,000
Colorado State Housing & Finance
  Authority Revenue Bonds
  Series B-2 VR
    2.420%                                01/05/05     45,935       45,935,000
Connecticut State Housing Finance
  Authority Revenue Bonds VR
    2.420%                                01/06/05      8,566        8,566,000
Madison, Wisconsin, Community
  Development Authority Revenue
  Bonds VR
    2.520%                                01/05/05      8,035        8,035,000
                                                                --------------
TOTAL MUNICIPAL BONDS
  (Cost $96,411,000)                                                96,411,000
                                                                --------------
TIME DEPOSITS -- 10.7%
Fifth Third Bank
    2.180%                                01/03/05    100,000      100,000,000
HBOS Treasury Services P.L.C.
    2.156%                                01/03/05    100,000      100,000,000
JP Morgan Chase & Co.
    2.250%                                01/03/05    100,000      100,000,000


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

TIME DEPOSITS (CONTINUED)
National City Bank, Kentucky
    2.130%                                01/03/05   $ 50,678   $   50,678,111
Royal Bank of Scotland P.L.C.
    2.260%                                01/03/05    100,000      100,000,000
UBS Finance, L.L.C.
    2.156%                                01/03/05    260,000      260,000,000
                                                                --------------
TOTAL TIME DEPOSITS
  (Cost $710,678,111)                                              710,678,111
                                                                --------------
VARIABLE RATE OBLIGATIONS ++ -- 46.2%
American Express Centurion Corp.
    2.280%                                01/03/05*    19,750       19,752,485
    2.350%                                01/12/05*    24,000       23,998,950
American Express Credit Corp.
  Series 144A f
    2.440%                                01/20/05*   250,000      250,000,000
American General Finance Corp.
  Series 144A f
    2.403%                                01/18/05*    55,000       55,000,000
Bank One N.A.
    2.398%                                02/08/05     20,000       20,004,830
Beta Finance, Inc. Series 144A f
    2.348%                                01/12/05*    99,045       99,048,008
Bradford & Bingley P.L.C.
  Series 144A f
    2.025%                                01/07/05    299,500      299,500,133
CC USA, Inc. Series 144A f
    2.285%                                01/03/05*   100,000      100,013,180
CFM International, Inc.
    2.420%                                01/03/05*    28,785       28,785,000
General Electric Capital Corp.
    2.460%                                01/10/05*    15,000       15,000,000
Goldman Sachs Group, Inc.
  Series 144A f
    2.390%                                01/18/05     22,000       22,000,000
    2.503% g                              01/18/05*   100,000      100,000,000
    2.100%                                01/31/05*    50,000       50,000,000
    2.640%                                03/15/05*   125,000      125,103,652
HBOS Treasury Services P.L.C.
  Series 144A f
    2.468%                                01/31/05*   148,000      148,076,271
K2, L.L.C. Series 144A f
    2.245%                                01/03/05*    77,500       77,489,330
    2.286%                                01/04/05*   118,000      117,983,564
    2.378%                                01/25/05*    50,000       49,997,169
Lehman Brothers Holdings, Inc.
    2.380%                                01/19/05*    40,000       40,000,000
    2.190%                                01/24/05*    20,000       20,013,690
    2.483%                                01/24/05*   102,500      102,500,000
Money Market Trust Series A-2 144A f,g
    2.478%                                01/18/05*   208,000      208,000,000
Morgan Stanley Dean Witter & Co.
    2.523%                                01/18/05*    38,200       38,200,000


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

VARIABLE RATE OBLIGATIONS ++ (CONTINUED)
National Rural Utilities Cooperative
  Finance Corp.
    2.610%                                02/07/05   $ 50,000   $   50,022,864
Northern Rock P.L.C. Series 144A f
    2.023%                                01/13/05    282,375      282,375,003
Racers Trust Series 2002-07-MM 144A f,g
    2.673%                                01/18/05*   133,000      133,000,010
Rural Electric Cooperative Grantor
  Trust (Kansas Electric Power
  Cooperative)
    2.420%                                01/05/05*    10,740       10,740,000
Tango Finance Corp. Series 144A f
    2.360%                                01/11/05*    53,000       52,997,675
    2.381%                                01/24/05*    20,000       19,999,804
    2.382%                                01/24/05*    40,000       39,998,855
    2.383%                                01/24/05*    25,000       25,000,000
    2.151%                                01/25/05*    80,000       80,000,000
    2.390%                                01/31/05*    27,000       27,000,000
    2.420%                                03/10/05*    54,000       53,998,816
White Pine Finance, L.L.C. Series 144A f
    2.310%                                01/07/05*    48,000       48,000,000
    2.330%                                01/14/05*    30,000       29,997,731
    2.373%                                01/18/05*    40,000       39,996,515
    2.039%                                01/20/05*   100,000       99,982,439
    2.420%                                03/10/05*    62,000       61,991,233
                                                                --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $3,065,567,207)                                          3,065,567,207
                                                                --------------
YANKEE BONDS -- 3.0%
Canadian Imperial Bank of Commerce
  (Cost $199,977,655)
    2.358%                                01/31/05*   200,000      199,977,655
                                                                --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $6,632,641,960 d)                                        6,632,641,960
                                                                --------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                 9,749,832
Dividends payable                                                  (10,033,241)
Investment advisory fee payable                                       (579,362)
Administration fees payable                                           (259,525)
Service plan fees payable                                           (1,457,964)
Accrued expenses                                                      (359,782)
                                                                --------------
                                                                    (2,940,042)
                                                                --------------
NET ASSETS -- 100.0%
Applicable to 2,663,232,321 Institutional
  Shares, 1,179,993,151 N Shares,
  1,029,228,583 Exchange Shares, and
  1,757,807,139 Service Shares of
  beneficial interest outstanding, $.001
  par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 8)                                  $6,629,701,918
                                                                ==============


                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
  SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
  EXCHANGE SHARES, AND SERVICE SHARES                                    $1.00
                                                                         =====
-------------------
+    See Note 2a to the Financial Statements.
++   Rate in effect on 12/31/04.
*    Date of next interest rate reset.
d    Aggregate cost for federal income tax purposes.
e These securities allow the issuer to extend the maturity date. The date shown is the date to which the security can be extended. Such securities could mature earlier than the extension date.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
VR -- Variable rate demand note; interest rate in effect on 12/31/04. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax-Exempt Commercial Paper.











                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS -- 102.1%
ALABAMA -- 5.7%
Chatom, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Electric
  Project) VR
    2.200%                                01/07/05   $  3,250   $    3,250,000
Columbia, Alabama, Industrial
  Development Board Pollution Control
  Revenue Bonds (Alabama Power Co.
  Project) Series D VR
    2.250%                                01/01/05     14,200       14,200,000
Jefferson County, Alabama, General
  Obligation Bonds (Capital
  Improvement & Refunding Warrants)
  Series A
    3.000%                                04/01/05      4,960        4,973,157
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle)
  Series 20026020 144A, Class A VR f
    2.040%                                01/07/05      9,830        9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle)
  Series 20030029 144A, Class A VR f
    2.040%                                01/07/05      9,900        9,900,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-2 VR
    1.990%                                01/07/05     12,000       12,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-4 VR
    1.990%                                01/07/05     10,000       10,000,000
                                                                --------------
                                                                    64,153,157
                                                                --------------
ALASKA -- 2.2%
Alaska State Housing Finance Corp.
  Governmental Purpose Revenue
  Bonds (University of Alaska)
  Series A VR
    2.030%                                01/07/05     24,600       24,600,000
                                                                --------------
ARIZONA -- 0.9%
Salt River Project, Arizona, Agricultural
  Improvement & Power District
  Electrical Systems Revenue Bonds
  Series 144A, Class A VR f
    2.040%                                01/07/05      9,900        9,900,000
                                                                --------------
COLORADO -- 3.0%
Colorado Housing & Finance Authority
  Revenue Bonds (Multifamily
  Project-Class I) Series A-4 VR
    2.000%                                01/05/05      4,330        4,330,000
Moffat County, Colorado, Pollution
  Control Revenue Bonds (National
  Rural Utilities Co-Op) VR
    1.950%                                01/07/05     29,135       29,135,000
                                                                --------------
                                                                    33,465,000
                                                                --------------


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE+
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
CONNECTICUT -- 0.2%
Connecticut State Health &
  Educational Facilities Authority
  Revenue Bonds (Yale University)
  Series V-2 VR
    2.250%                                01/03/05   $  1,900   $    1,900,000
                                                                --------------
FLORIDA -- 1.8%
Florida State Board of Education
  General Obligation Bonds (Eagle)
  Series 2003025 144A, Class A VR f
    2.020%                                01/07/05      4,900        4,900,000
Jacksonville, Florida, Health Facilities
  Authority (St. Luke's Hospital -
  Mayo Foundation) TECP
    1.850%                                01/13/05     15,000       15,000,000
                                                                --------------
                                                                    19,900,000
                                                                --------------
GEORGIA -- 4.0%
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series C VR
    2.150%                                01/01/05     10,800       10,800,000
Augusta, Georgia, Water & Sewer
  Revenue Bonds (Spears)
  Series DB-115 144A VR f
    2.030%                                01/06/05      3,645        3,645,000
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Vogtle Project) 1st Series PS
    1.080%                                04/19/05     13,400       13,400,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Scherer Project) 2nd Series PS
    1.200%                                04/19/05     17,400       17,400,000
                                                                --------------
                                                                    45,245,000
                                                                --------------
HAWAII -- 0.9%
ABN AMRO Munitops Certificates
  Trust (Hawaii) Series 11 144A PS f,g
    1.700%                                04/27/05      9,980        9,980,000
                                                                --------------
ILLINOIS -- 18.1%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 2 144A VR f
    2.040%                                01/07/05     10,000       10,000,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 3 144A VR f
    2.040%                                01/07/05     15,000       15,000,000
Cary, Illinois, Special Tax Revenue
  Bonds (Foxford Special Service
  Area No. 2) VR
    2.000%                                01/07/05      2,398        2,398,000
Chicago, Illinois, General Obligation
  Bonds (Eagle) Series 20030006-A
  144A VR f
    2.040%                                01/07/05      4,800        4,800,000


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE+
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Chicago, Illinois, General Obligation
  Notes (Neighborhoods Alive 21-B) VR
    1.970%                                01/07/05   $ 15,000   $   15,000,000
Chicago, Illinois, Metropolitan Water
  Reclamation District of Greater
  Chicago General Obligation Bonds
  Series A VR
    1.690%                                01/07/05     11,500       11,500,000
City of Chicago, Illinois, Water
  Systems TECP
    1.830%                                04/06/05      3,335        3,335,000
Cook County, Illinois, Community
  Consolidated School District No. 21
  (Wheeling) Educational Purposes
  Tax Anticipation Warrants
    3.000%                                03/01/05      3,250        3,257,283
Cook County, Illinois, General Obligation
  Bonds (Capital Improvement)
  Series B VR
    2.020%                                01/07/05     10,000       10,000,000
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest
  Academy) VR
    2.000%                                01/07/05      4,000        4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McGaw YMCA
  Evanston Project) VR
    2.170%                                01/07/05      4,000        4,000,000
Illinois Development Finance Authority
  Revenue Bonds (North Park
  University) VR
    2.000%                                01/07/05     23,000       23,000,000
Illinois Development Finance Authority
  Revenue Bonds (Sacred Heart Schools
  Project) VR
    2.000%                                01/07/05      2,300        2,300,000
Illinois Educational Facilities Authority
  Revenue Bonds (Field Museum of
  Natural History) VR
    2.000%                                01/07/05     15,400       15,400,000
Illinois Health Facilities Authority TECP
    1.380%                                01/06/05     25,000       25,000,000
    1.890%                                02/17/05      5,000        5,000,000
    1.880%                                03/17/05     15,000       15,000,000
    1.600%                                03/31/05     13,000       13,000,000
Illinois Health Facilities Authority
  Revenue Bonds (Advocate Health
  Care Network) Series A PS
    1.730%                                07/06/05     11,130       11,130,000
Illinois Health Facilities Authority
  Revenue Bonds (Resurrection
  Health Care) Series A VR
    2.190%                                01/01/05      2,075        2,075,000
Illinois Health Facilities Authority
  Revenue Bonds (Resurrection
  Health Care) Series B VR
    2.000%                                01/07/05      4,250        4,250,000


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Winnebago & Boone Counties,
  Illinois, Rockland School
  District No. 205 TANS
    3.160%                                09/29/05   $  5,000   $    5,023,995
                                                                --------------
                                                                   204,469,278
                                                                --------------
INDIANA -- 10.6%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 5 144A VR f
    2.040%                                01/07/05     10,746       10,746,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 7 144A VR f
    2.040%                                01/07/05      5,000        5,000,000
Indiana Health Facility Financing
  Authority Hospital Revenue Bonds
  (Clarian Health Obligated Group)
  Series H VR
    1.980%                                01/01/05      1,500        1,500,000
Indiana Health Facility Financing
  Authority Revenue Bonds
  (Ascension Health Credit Group)
  Series A-1 PS
    1.730%                                07/05/05     30,000       30,000,000
Indiana Health Facility Financing
  Authority Revenue Bonds
  (Ascension Health Credit Group)
  Series A-3 PS
    1.050%                                03/01/05     21,000       20,983,233
Indiana Health Facility Financing
  Authority Revenue Bonds (Union
  Hospital, Inc. Project) VR
    2.010%                                01/07/05      7,600        7,600,000
Indiana State Educational Facilities
  Authority Revenue Bonds
  (Wabash College Project) VR
    2.000%                                01/07/05      2,895        2,895,000
Indiana State Office Building
  Commission TECP
    1.820%                                01/20/05      6,651        6,651,000
Indiana Transportation Finance
  Authority Highway Revenue Bonds
  (Spears) Series DB-114 144A VR f
    2.030%                                01/06/05      4,000        4,000,000
Indiana Transportation Finance
  Authority Highway Revenue Bonds
  (Spears) Series DB-117 144A VR f
    2.030%                                01/06/05      2,090        2,090,000
Purdue University, Indiana, Student
  Facilities System Revenue Bonds
  Series A VR
    2.030%                                01/07/05     27,600       27,600,000
                                                                --------------
                                                                   119,065,233
                                                                --------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
KENTUCKY -- 1.8%
Kentucky Economic Development
  Finance Authority Hospital
  Facilities Revenue Bonds (Baptist
  Healthcare System) Series C VR
    2.170%                                01/03/05   $  4,420   $    4,420,000
Kentucky Economic Development
  Finance Authority Revenue Bonds
  (Catholic Health Initiatives)
  Series C VR
    2.000%                                01/07/05      5,300        5,300,000
Mason County, Kentucky, Pollution
  Control Revenue Bonds
  (East Kentucky Power Co-Op)
  Series B-2 VR
    2.200%                                01/07/05      6,570        6,570,000
Mason County, Kentucky, Pollution
  Control Revenue Bonds (East Kentucky
  Power Co-Op) Series B-3 VR
    2.200%                                01/07/05      4,560        4,560,000
                                                                --------------
                                                                    20,850,000
                                                                --------------
MARYLAND -- 1.0%
Montgomery County, Maryland, TECP
    1.870%                                03/08/05     11,000       11,000,000
                                                                --------------
MASSACHUSETTS -- 0.9%
Massachusetts Bay Transportation
  Authority General Obligation Bonds
  (General Transportation System) VR
    1.950%                                01/07/05      3,000        3,000,000
Massachusetts Water Resources
  Authority TECP
    1.870%                                02/07/05      7,300        7,300,000
                                                                --------------
                                                                    10,300,000
                                                                --------------
MICHIGAN -- 5.3%
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026013 144A, Class A VR f
    2.040%                                01/07/05      7,680        7,680,000
Detroit, Michigan, City School District
  General Obligation Bonds (Eagle)
  Series 20026014 144A, Class A VR f
    2.040%                                01/07/05      7,200        7,200,000
Grand Valley State University, Michigan
  Revenue Bonds Series A VR
    1.990%                                01/07/05     16,260       16,260,000
Grand Valley State University, Michigan
  Revenue Bonds Series B VR
    1.990%                                01/07/05      7,000        7,000,000
Kalamazoo, Michigan, Hospital
  Finance Authority Revenue Bonds
  (Bronson Methodist Hospital) VR
    2.030%                                01/07/05      6,510        6,510,000
Michigan State General Obligation
  Notes Series A
    3.500%                                09/30/05      8,000        8,087,947


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Strategic Fund Limited
  Obligation Revenue Bonds (Southgate
  Properties Project) VR
    2.030%                                01/07/05   $  6,990   $    6,990,000
                                                                --------------
                                                                    59,727,947
                                                                --------------
MISSISSIPPI -- 1.1%
Claiborne County, Mississippi TECP
    1.990%                                03/10/05      2,000        2,000,000
Jackson County, Mississippi, Port
  Facility Revenue Bonds (Chevron, Inc.
  Project) VR
    2.180%                                01/01/05      7,000        7,000,000
Mississippi State General Obligation
  Bonds (Eagle) Series 20026018 144A,
  Class A VR f
    2.040%                                01/07/05      4,000        4,000,000
                                                                --------------
                                                                    13,000,000
                                                                --------------
MISSOURI -- 3.5%
Bi State Development Agency,
  Missouri-Illinois Metropolitan District
  Mass Transit Revenue Bonds
  (MetroLink Cross County Project)
  Series A VR
    1.950%                                01/07/05      7,000        7,000,000
Curators of The University of Missouri
  Trust Receipts Series 144A VR f
    2.050%                                01/07/05     20,000       20,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Eagle) Series 20026026 144A,
  Class A VR f
    2.040%                                01/07/05      2,700        2,700,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) (Eagle)
  Series 20030003 144A, Class A VR f
    2.040%                                01/07/05      9,900        9,900,000
                                                                --------------
                                                                    39,600,000
                                                                --------------
NEVADA -- 1.0%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 19 144A VR f
    2.040%                                01/07/05     10,950       10,950,000
                                                                --------------
NEW JERSEY -- 1.8%
New Jersey State Trust Receipts
  Series 144A VR f
    2.050%                                01/07/05     20,000       20,000,000
                                                                --------------
NEW MEXICO -- 0.9%
New Mexico State Trust Receipts
  Series 144A TRANS f
    2.050%                                01/07/05      9,975        9,975,000
                                                                --------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 2.6%
New York City, New York,  General
  Obligation Bonds Series C VR
    2.000%                                01/01/05   $  4,340   $    4,340,000
New York City, New York, Transitional
  Finance Authority Certificates (STARS)
  Series 7 144A VR f
    2.020%                                01/07/05      3,175        3,175,000
New York City, New York, Transitional
  Finance Authority Revenue Bonds
  (New York City Recovery)
  Subseries B-3 VR
    2.250%                                01/01/05     21,410       21,410,000
                                                                --------------
                                                                    28,925,000
                                                                --------------
NORTH CAROLINA -- 0.6%
North Carolina State General Obligation
  Bonds Series E
    4.000%                                02/01/05      6,765        6,782,213
                                                                --------------
OHIO -- 1.5%
Kent State University, Ohio, Revenue
  Bonds VR
    2.000%                                01/07/05      8,445        8,445,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds
  (Pooled Financing 2002 Program)
  Series A VR
    2.000%                                01/07/05      6,545        6,545,000
Ohio State Higher Educational Facility
  Commission Revenue Bonds
  (Pooled Financing 2003 Program)
  Series A VR
    2.000%                                01/07/05      1,840        1,840,000
                                                                --------------
                                                                    16,830,000
                                                                --------------
OKLAHOMA -- 1.1%
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
    2.000%                                01/07/05     12,570       12,570,000
                                                                --------------
OREGON -- 2.3%
Clakamas County, Oregon, Hospital
  Facility Authority Revenue Bonds
  (Legacy Health System) VR
    1.980%                                01/07/05     20,000       20,000,000
Eugene, Oregon, Electric Utility Revenue
  Bonds (Eagle) Series 2003002 144A,
  Class A VR f
    2.040%                                01/07/05      5,880        5,880,000
                                                                --------------
                                                                    25,880,000
                                                                --------------
PENNSYLVANIA -- 1.9%
Delaware County, Pennsylvania, Industrial
  Development Authority Pollution Control
  Revenue Bonds (Exelon Generation Co.,
  L.L.C.) VR
    2.250%                                01/01/05     15,000       15,000,000


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Pennsylvania Intergovernmental
  Cooperation Authority Special Tax
  Revenue Refunding Bonds (City of
  Philadelphia Funding Program) VR
    2.000%                                01/07/05   $  2,250   $    2,250,000
Philadelphia, Pennsylvania, Water &
  Wastewater Revenue Bonds VR
    1.970%                                01/05/05      4,300        4,300,000
                                                                --------------
                                                                    21,550,000
                                                                --------------
TENNESSEE -- 2.2%
Chattanooga, Tennessee, Health,
  Educational & Housing Facility
  Board Revenue Bonds (Catholic
  Health Initiatives) Series C VR
    1.950%                                01/07/05     25,000       25,000,000
                                                                --------------
TEXAS -- 11.5%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 8 144A VR f
    2.040%                                01/07/05      5,000        5,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 13 144A VR f
    2.040%                                01/07/05      6,000        6,000,000
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 15 144A PS f,g
    1.700%                                05/04/05     15,925       15,925,000
Harris County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  Series 144A VRf
    2.030%                                01/07/05      6,095        6,095,000
Houston, Texas, Series 144A TRANS f
    2.050%                                01/07/05      3,000        3,000,000
Houston, Texas, Water & Sewer System
  Revenue Bonds (STARS)
  Series 14 144A VR f
    2.030%                                01/07/05      1,000        1,000,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation
  Project) VR
    2.030%                                01/07/05     17,600       17,600,000
San Antonio, Texas, Electric & Gas
  Revenue Bonds VR
    2.030%                                01/07/05     11,000       11,000,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    2.030%                                01/07/05     25,200       25,200,000
Texas State General Obligation Bonds
  (Eagle) Series 200030026 144A,
  Class A VRf
    2.040%                                01/07/05      2,410        2,410,000
Texas State General Obligation Bonds
  (Veterans Housing Assistance
  Program Fund I) VR
    1.960%                                01/07/05      8,215        8,215,000
Texas State TRANS
    3.000%                                08/31/05     18,500       18,670,126


                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE+
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas State Turnpike Authority, Central
  Texas Turnpike System Revenue Bonds
  (Eagle) Series 20030008 144A,
  Class A VR f
    2.040%                                01/07/05   $  9,900   $    9,900,000
                                                                --------------
                                                                   130,015,126
                                                                --------------
VIRGINIA -- 0.2%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
    2.000%                                01/07/05      2,000        2,000,000
                                                                --------------
WASHINGTON -- 5.0%
Energy Northwest, Washington, Electric
  Revenue Bonds (Project No. 3)
  Series D-3-1 VR
    1.970%                                01/07/05     29,400       29,400,000
Issaquah, Washington, Community
  Properties Revenue Bonds
  Series A VR
    2.000%                                01/07/05     15,000       15,000,000
University of Washington Revenue
  Bonds Series B VR
    1.680%                                01/07/05     10,000       10,000,000
Washington State General Obligation
  Bonds Series 144A VR f
    2.050%                                01/07/05      2,285        2,285,000
                                                                --------------
                                                                    56,685,000
                                                                --------------
WEST VIRGINIA -- 1.8%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 144A VR f
    2.040%                                01/07/05     15,000       15,000,000
West Virginia University Revenue Bonds
  (Spears) Series DB-119 144A VR f
    2.030%                                01/07/05      5,445        5,445,000
                                                                --------------
                                                                    20,445,000
                                                                --------------
WISCONSIN -- 5.5%
Elkhorn Area School District,
  Wisconsin TRANS
    2.000%                                08/24/05      5,000        5,009,478
Franklin Public School District,
  Wisconsin TRANS
    2.000%                                09/09/05      4,450        4,459,023
Germantown School District,
  Wisconsin TRANS
    2.500%                                08/25/05      4,400        4,411,219
Hartford School District,
  Wisconsin TRANS
    2.000%                                10/27/05      2,000        2,001,606
Milwaukee, Wisconsin, Redevelopment
  Authority Revenue Bonds (American
  Society for Quality) VR
    2.090%                                01/07/05      2,000        2,000,000


ANNUALIZED                                             PAR
YIELD/RATE                                MATURITY    (000)         VALUE +
----------                                --------   --------   --------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN (CONTINUED)
Pewaukee School District,
  Wisconsin TRANS
    2.000%                                09/09/05   $  3,500   $    3,507,554
Sun Prairie Area School District,
  Wisconsin TRANS
    2.000%                                10/12/05      5,300        5,311,115
Wisconsin Health & Educational Facilities
  Authority Revenue Bonds (Wheaton
  Franciscan Services, Inc. System)
  Series B VR
    1.980%                                01/01/05     35,000       35,000,000
                                                                --------------
                                                                    61,699,995
                                                                --------------
WYOMING -- 1.2%
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation &
  Transmission Association) Series A VR
    2.250%                                01/01/05     13,100       13,100,000
                                                                --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,149,562,949)                                          1,149,562,949
                                                                --------------

                                                      SHARES
                                                     --------
TEMPORARY INVESTMENTS -- 0.2%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                                     1,885            1,885
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                 2,618,649        2,618,649
                                                                --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,620,534)                                                  2,620,534
                                                                --------------
TOTAL INVESTMENTS -- 102.3%
  (Cost $1,152,183,483 d)                                        1,152,183,483
                                                                --------------
OTHER ASSETS AND LIABILITIES -- (2.3%)
Interest receivable and other assets                                 3,918,589
Payable for securities purchased                                   (28,042,375)
Dividends payable                                                   (1,253,811)
Investment advisory fee payable                                       (104,533)
Administration fees payable                                           (120,597)
Service plan fees payable                                             (163,609)
Accrued expenses                                                       (85,426)
                                                                --------------
                                                                   (25,851,762)
                                                                --------------

NET ASSETS -- 100.0%
Applicable to 759,416,153 Institutional Shares,
  191,210,343 N Shares, and 175,916,834 Service
  Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of shares
  has been authorized for each class of shares
  of the Fund) (Note 8)                                         $1,126,331,721
                                                                ==============


38
                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------


NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER SHARE EACH FOR INSTITUTIONAL SHARES,
  N SHARES, AND SERVICE SHARES                                           $1.00
                                                                         =====
---------------------
+    See Note 2a to the Financial Statements.
d    Aggregate cost for federal income tax purposes.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/04. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TANS -- Tax Anticipation Note.
TECP -- Tax-Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.










                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

ASSET-BACKED SECURITIES -- 10.9%
Americredit Automobile Receivables Trust
  Series 2001-D, Class A4
    4.410%                                11/12/08   $  1,631   $    1,645,534
Bank One Issuance Trust Series 2003-C1,
  Class C1
    4.540%                                09/15/10      2,000        2,029,574
Capital One Multi-Asset Execution Trust
  Series 2004-C1, Class C1
    3.400%                                11/16/09      2,300        2,282,121
Citibank Credit Card Issuance Trust
  Series 2001-C3, Class C3
    6.650%                                05/15/08      1,200        1,248,529
Citibank Credit Card Issuance Trust
  Series 2004-A1, Class A1
    2.550%                                01/20/09      1,200        1,179,580
Permanent Financing P.L.C. Series 1,
  Class 2A
    4.200%                                06/10/07      2,000        2,010,998
Providian Gateway Master Trust
  Series 2004-DA 144A, Class A f
    3.350%                                09/15/11      1,600        1,585,250
Renaissance Home Equity Loan Trust
  Series 2004-2, Class AF2
    3.902%                                07/25/34      3,026        3,018,456
Structured Asset Investment Loan Trust
  Series 2003-BC4, Class 2A2
    1.910%                                05/25/33      2,065        2,068,315
Structured Asset Investment Loan Trust
  Series 2004-5A 144A, Class A f,g
    4.500%                                06/27/34        690          689,536
Structured Asset Securities Corp.
  Series 2003-28XS, Class A3
    4.060%                                09/25/33      1,239        1,237,839
Structured Asset Securities Corp.
  Series 2004-5H, Class A2
    4.430%                                12/25/33        486          486,075
                                                                --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $19,543,261)                                                19,481,807
                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 33.0%
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
    5.880%                                11/12/31      1,860        1,917,764
DLJ Mortgage Acceptance Corp.
  Series 1996-M 144A, Class 1 f
    2.793%                                11/28/11         46           45,506
Federal Home Loan Mortgage Corp.
  Series 199, Class IO
    6.500%                                08/01/28        520           95,519
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
    7.000%                                05/15/26      4,773        5,047,447
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
    6.000%                                05/15/14      2,412        2,467,575
Federal Home Loan Mortgage Corp.
  Series 2390, Class PW
    6.000%                                04/15/15      5,195        5,413,003


 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 2443, Class TD
    6.500%                                10/15/30   $  1,052   $    1,065,183
Federal Home Loan Mortgage Corp.
  Series 2760, Class GC
    3.500%                                02/15/11      1,300        1,302,308
Federal Home Loan Mortgage Corp.
  Series 2770, Class LA
    4.500%                                04/15/33      1,919        1,876,796
Federal National Mortgage Association
  Series 1993-197, Class SB
   12.688%                                10/25/08        665          720,054
Federal National Mortgage Association
  Series 1997-20, Class IO
    1.840%                                03/25/27      4,115          205,994
Federal National Mortgage Association
  Series 1998-T1, Class A
   78.306%                                12/28/28          8            7,520
Federal National Mortgage Association
  Series 2000-M1, Class B
    7.432%                                11/17/18        431          453,682
Federal National Mortgage Association
  Series 2002-73, Class OE
    5.000%                                11/25/17      5,522        5,593,855
Federal National Mortgage Association
  Series 2003-35, Class BC
    5.000%                                05/25/18      1,500        1,518,915
Federal National Mortgage Association
  Series 2003-W6, Class 2A2
    3.110%                                09/25/42      1,249        1,248,651
Federal National Mortgage Association
  Grantor Trust Series 2004-T1,
  Class 1A1
    6.000%                                01/25/44      1,883        1,943,182
Government National Mortgage
  Association Series 2004-45, Class A
    4.020%                                12/16/21      2,949        2,960,116
Government National Mortgage
  Association Series 2004-84,
  Class XC IO
    0.521%                                09/16/44     31,495        1,913,720
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
    7.180%                                09/15/19      1,642        1,765,423
LB-UBS Commercial Mortgage Trust
  Series 2001-C2, Class A1
    6.270%                                06/15/20        584          618,181
LB-UBS Commercial Mortgage Trust
  Series 2003-C1, Class A4
    4.394%                                03/17/32      1,658        1,628,551
Master Asset Securitization Trust
  Series 2003-7, Class 4A33
    5.250%                                09/25/33      2,000        1,967,252
Morgan Stanley Capital I Series
  1998-WF2, Class A2
    6.540%                                07/15/30      2,894        3,109,481
Morgan Stanley Dean Witter Capital I
  Series 2003-TOP9, Class A2
    4.740%                                11/13/36        925          932,485


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
PNC Mortgage Securities Corp.
  Series 1999-2, Class 5X IO
    6.250%                                02/25/14   $    100   $        5,118
Residential Accredit Loans, Inc.
  Series 2003-QS14, Class A1
    5.000%                                07/25/18      2,394        2,433,133
Structured Adjustable Rate Mortgage
  Loan Trust Series 2004-14, Class 1A
    5.127%                                10/25/34      3,516        3,576,660
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                06/15/28      3,022          323,920
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
    5.112%                                11/25/33      1,386        1,397,641
Washington Mutual Mortgage
  Securities Corp. Series 2002-S8,
  Class 2A7
    5.250%                                01/25/18      1,046        1,032,722
Washington Mutual Mortgage
  Securities Corp. Series 2004-AR14,
  Class A1
    4.283%                                01/25/35      1,800        1,785,797
Wells Fargo Mortgage-Backed
  Securities Trust Series 2004-7,
  Class 2A2
    5.000%                                07/25/19      2,636        2,664,917
                                                                --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $59,285,717)                                                59,038,071
                                                                --------------
MORTGAGE-BACKED SECURITIES -- 16.7%
Federal National Mortgage Association b
    6.000%                                12/15/35      4,770        4,928,752
Federal National Mortgage Association
  Pool #250888
    7.000%                                04/01/12        119          126,445
Federal National Mortgage Association
  Pool #357576
    5.000%                                05/01/34      3,688        3,663,100
Federal National Mortgage Association
  Pool #359740
    7.000%                                10/01/26         28           29,928
Federal National Mortgage Association
  Pool #364248
    7.000%                                01/01/27         73           77,413
Federal National Mortgage Association
  Pool #695910
    5.000%                                05/01/18      1,528        1,557,132
Federal National Mortgage Association
  Pool #744361
    5.500%                                10/01/33      1,392        1,414,373
Federal National Mortgage Association
  Pool #756294
    5.500%                                12/01/33      2,457        2,496,542
Federal National Mortgage Association
  Pool #759299
    5.500%                                01/01/34      3,706        3,765,929


 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #779482
    5.500%                                06/01/34   $  4,647   $    4,722,810
Federal National Mortgage Association
  Pool #780020
    6.000%                                05/01/34      4,519        4,677,407
Government National Mortgage
  Association Pool #442138
    8.000%                                11/15/26        248          269,767
Government National Mortgage
  Association Pool #555127
    7.000%                                09/15/31        267          283,344
Government National Mortgage
  Association Pool #780167
    7.000%                                12/15/24        764          816,885
Government National Mortgage
  Association Pool #781040
    7.500%                                11/15/17      1,082        1,164,472
                                                                --------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $29,709,563)                                                29,994,299
                                                                --------------
CORPORATE BONDS -- 32.0%
ELECTRIC -- 1.6%
Consolidated Edison Co. of New York
    5.700%                                02/01/34        225          231,847
Constellation Energy Group, Inc.
    7.600%                                04/01/32      1,150        1,395,403
Exelon Generation Co., L.L.C.
    6.950%                                06/15/11      1,000        1,130,219
                                                                --------------
                                                                     2,757,469
                                                                --------------
FINANCE - BANK -- 6.0%
BankAmerica Capital II
    8.000%                                12/15/26        882          969,663
Citigroup, Inc.
    6.500%                                01/18/11        220          245,974
European Investment Bank
    2.375%                                06/15/07        780          761,910
First Union Institutional Capital I
    8.040%                                12/01/26        310          338,489
Manufacturers & Traders Trust Co.
    8.000%                                10/01/10      1,000        1,187,349
Marshall & Ilsley Corp.
    4.375%                                08/01/09      2,000        2,019,124
Royal Bank of Scotland Group P.L.C.
    5.000%                                10/01/14      1,560        1,578,782
Sovereign Bank
    4.375%                                08/01/13      2,044        2,041,887
Washington Mutual Bank F.A.
    5.125%                                01/15/15      1,630        1,622,068
                                                                --------------
                                                                    10,765,246
                                                                --------------
FINANCE - NON-BANK -- 9.5%
American Express Credit Corp. a
    3.000%                                05/16/08        990          967,600
Associates Corp. N.A.
    6.950%                                11/01/18        420          487,323


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
CIT Group, Inc. a
    5.000%                                02/13/14   $    450   $      450,076
Countrywide Home Loan, Inc.
    4.125%                                09/15/09      1,125        1,121,140
EOP Operating L.P.
    7.750%                                11/15/07      1,570        1,733,877
Ford Motor Credit Corp.
    5.800%                                01/12/09      1,175        1,202,084
    7.000% a                              10/01/13        490          520,316
General Electric Capital Corp.
    5.000%                                06/15/07        700          724,016
General Motors Acceptance Corp.
    5.625%                                05/15/09        670          670,664
Goldman Sachs Group, Inc.
    7.625%                                08/17/05      2,000        2,059,212
    6.125%                                02/15/33      1,000        1,042,413
Lehman Brothers Holdings, Inc.
    4.000%                                01/22/08        350          352,666
    7.000%                                02/01/08        220          240,536
MetLife, Inc.
    6.375%                                06/15/34        500          538,953
Morgan Stanley
    4.000%                                01/15/10      1,000          989,755
    4.750%                                04/01/14        325          317,267
Prudential Financial, Inc.
    4.500%                                07/15/13        700          677,739
Simon Property Group L.P.
    5.375%                                08/28/08        740          772,075
SLM Corp.
    5.375%                                05/15/14      1,000        1,034,626
Textron Financial Corp.
    5.875%                                06/01/07      1,065        1,120,185
                                                                --------------
                                                                    17,022,523
                                                                --------------
INDUSTRIAL -- 7.2%
Boeing Co.
    8.750%                                09/15/31        590          829,429
Centex Corp.
    4.550%                                11/01/10      1,500        1,494,346
Comcast Corp. a
    5.300%                                01/15/14        600          619,895
ConAgra Foods, Inc.
    6.750%                                09/15/11        425          478,809
First Data Corp.
    4.850%                                10/01/14        615          618,622
General Mills, Inc.
    6.000%                                02/15/12      1,285        1,396,433
Goodrich Corp.
    6.450%                                12/15/07        935        1,004,852
H.J. Heinz Co.
    6.000%                                03/15/08      1,790        1,909,746
John Deere Capital Corp.
    5.100%                                01/15/13        645          664,357
Kroger Co.
    6.800%                                04/01/11        500          564,209
News America, Inc.
    6.550%                                03/15/33        750          800,878


 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
PHH Corp.
    6.000%                                03/01/08   $    420   $      443,216
Procter & Gamble Co. - Guaranteed
  ESOP Debentures Series A
    9.360%                                01/01/21        500          665,398
Time Warner, Inc.
    6.875%                                06/15/18        765          866,970
Viacom, Inc.
    5.625%                                05/01/07        495          517,804
                                                                --------------
                                                                    12,874,964
                                                                --------------
OIL -- 2.9%
Anadarko Finance Co.
    7.500%                                05/01/31      1,000        1,242,928
Burlington Resources Finance Co.
    6.500%                                12/01/11      1,000        1,121,067
Conoco Funding Co.
    6.350%                                10/15/11        215          240,312
Conoco, Inc.
    6.950%                                04/15/29      1,335        1,581,436
Marathon Oil Corp.
    5.375%                                06/01/07      1,000        1,040,455
                                                                --------------
                                                                     5,226,198
                                                                --------------
TELEPHONES -- 4.3%
BellSouth Corp.
    6.000%                                11/15/34      1,800        1,830,325
France Telecom S.A.
    8.500%                                03/01/11      1,100        1,313,809
Sprint Capital Corp.
    6.900%                                05/01/19        900        1,009,179
Verizon Global Funding Corp. a
    6.125%                                06/15/07      1,480        1,568,406
Verizon Wireless Capital, L.L.C.
    5.375%                                12/15/06      1,000        1,036,282
Vodafone Group P.L.C.
    7.750%                                02/15/10        860          999,065
                                                                --------------
                                                                     7,757,066
                                                                --------------
TRANSPORTATION -- 0.5%
Burlington Northern Santa Fe Corp.
    7.950%                                08/15/30        700          903,345
Federal Express Corp.
    6.720%                                01/15/22          2            2,733
                                                                --------------
                                                                       906,078
                                                                --------------
TOTAL CORPORATE BONDS
  (Cost $55,002,412)                                                57,309,544
                                                                --------------
U.S. TREASURY OBLIGATIONS -- 5.4%
U.S. TREASURY BONDS -- 3.6%
    8.750%                                08/15/20        300          433,736
    7.625%                                02/15/25        810        1,097,267
    6.000%                                02/15/26      2,381        2,728,200
    5.500%                                08/15/28      1,945        2,105,765
                                                                --------------
                                                                     6,364,968
                                                                --------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                PAR
  RATE                                    MATURITY    (000)         VALUE +
--------                                  --------   --------   --------------

U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. TREASURY NOTES -- 1.8%
    4.250%                                08/15/13     $3,200     $  3,226,253
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,490,502)                                                  9,591,221
                                                                  ------------

                                                      SHARES
                                                     --------
TEMPORARY INVESTMENTS -- 4.2%
Goldman Sachs Financial Square
  Money Market Portfolio                            3,269,271        3,269,271
J.P. Morgan Institutional Prime
  Money Market Portfolio                            4,189,622        4,189,622
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $7,458,893)                                                  7,458,893
                                                                  ------------


 COUPON                                                PAR
  RATE                                    MATURITY    (000)
--------                                  --------   --------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 2.4%
COMMERCIAL PAPER -- 0.8%
Rabobank USA Finance Corp.
    2.170%                                01/03/05     $  712          712,127
UBS Finance, L.L.C.
    2.230%                                01/03/05        712          712,124
                                                                  ------------
                                                                     1,424,251
                                                                  ------------
TIME DEPOSITS -- 0.3%
Bank of America N.A.
    1.500%                                01/03/05        143          143,342
Chase Manhattan Bank
    2.250%                                01/03/05        358          357,576
                                                                  ------------
                                                                       500,918
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 1.3%
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05        370          370,373
Natexis Banques
    2.297%                                01/19/05      1,963        1,962,658
                                                                  ------------
                                                                     2,333,031
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $4,258,200)                                                  4,258,200
                                                                  ------------
TOTAL INVESTMENTS -- 104.6%
  (Cost $184,748,548)                                              187,132,035
                                                                  ------------


                                                                     Value +
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (4.6%)
Interest receivable and other assets                              $  1,427,413
Receivable for capital stock sold                                        2,394
Payable upon return of collateral on securities loaned              (4,258,200)
Payable for securities purchased                                    (4,940,527)
Payable for capital stock redeemed                                     (59,472)
Dividends payable                                                     (218,448)
Investment advisory fee payable                                        (56,152)
Administration fees payable                                            (22,569)
Service plan fees payable                                                 (961)
Accrued expenses                                                       (25,899)
                                                                  ------------
                                                                    (8,152,421)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 17,085,233 Institutional Shares,
  346,403 N Shares, and 82,450 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the Fund)
  (Note 8)                                                        $178,979,614
                                                                  ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($174,597,006/17,085,233)                                             $10.22
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($3,539,989/346,403)                                $10.22
                                                                        ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($842,619/82,450)                                         $10.22
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($10.22/0.955) (NOTE 5)                                   $10.70
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $184,836,894
                                                                  ============
    Gross Appreciation                                            $  3,786,352
    Gross Depreciation                                              (1,491,211)
                                                                  ------------
    Net Appreciation                                              $  2,295,141
                                                                  ============

+    See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $4,162,624, and the total market value of the collateral held by the portfolio is $4,258,200.
b Represents "to-be-announced" (TBA) transactions. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The cost of the security held at December 31, 2004, is $4,930,988.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
IO -- Interest Only Security.


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                       SHARES         VALUE +
                                                       ------      -----------
COMMON STOCK -- 0.0%
DIVERSIFIED FINANCIALS
Medical Office Properties, Inc. c
    (Cost $218,100)                                    10,905      $       327
                                                                   -----------

 COUPON                                                  PAR
  RATE                                    MATURITY      (000)
--------                                  --------      -----

CORPORATE BONDS -- 96.8%
AEROSPACE & DEFENSE -- 1.9%
Aviall, Inc.
    7.625%                                07/01/11       $165          176,550
Gencorp, Inc.
    9.500%                                08/15/13        650          728,000
L-3 Communications Corp.
    6.125%                                07/15/13        325          337,187
L-3 Communications Corp. Series 144A f
    5.875%                                01/15/15        350          350,875
                                                                   -----------
                                                                     1,592,612
                                                                   -----------
ALCOHOLIC BEVERAGES -- 0.6%
Constellation Brands, Inc. Series B
    8.125%                                01/15/12        440          480,150
                                                                   -----------
AUTO COMPONENTS -- 0.7%
Navistar International Corp.
    7.500%                               06/15/11         455          490,262
Pep Boys-Manny, Moe & Jack
    7.500%                               12/15/14          80           81,500
                                                                   -----------
                                                                       571,762
                                                                   -----------
AUTOMOBILES -- 0.7%
General Motors Corp. a
    7.125%                                07/15/13        550          563,726
                                                                   -----------
CASINOS -- 4.3%
Aztar Corp.
    7.875%                                06/15/14        650          719,875
Boyd Gaming Corp.
    7.750%                                12/15/12        350          383,687
MGM Mirage, Inc. Series 144A f
    6.750%                                09/01/12        750          793,125
Scientific Games Corp. Series 144A a,f
    6.250%                                12/15/12        350          357,875
Station Casinos, Inc.
    6.500%                                02/01/14        150          154,875
    6.875%                                03/01/16        500          523,125
Wynn Las Vegas Corp. Series 144A f
    6.625%                                12/01/14        650          646,750
                                                                   -----------
                                                                     3,579,312
                                                                   -----------
CHEMICALS -- 3.9%
Georgia Gulf Corp.
    7.125%                                12/15/13        700          759,500
Hercules, Inc.
    6.750%                                10/15/29        475          492,812
Lyondell Chemical Co. a
    10.500%                               06/01/13        725          866,375
NewMarket Corp.
    8.875%                                05/01/10        450          499,500


 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
NOVA Chemicals Corp.
    6.500%                                01/15/12       $650      $   692,250
                                                                   -----------
                                                                     3,310,437
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.2%
CHC Helicopter Corp.
    7.375%                                05/01/14        600          636,000
CP Ships, Ltd. a
    10.375%                               07/15/12        315          365,006
Iron Mountain, Inc.
    7.750%                                01/15/15        375          382,500
    6.625%                                01/01/16        250          234,375
Mobile Mini, Inc.
    9.500%                                07/01/13        500          585,000
OMI Corp.
    7.625%                                12/01/13        500          537,500
Overseas Shipholding Group
    8.250%                                03/15/13        625          698,438
United Rentals N.A., Inc.
    6.500%                                02/15/12        280          274,400
    7.750%                                11/15/13        275          270,875
    7.000% a                              02/15/14         50           47,000
Vertrue, Inc.
    9.250%                                04/01/14        300          319,500
                                                                   -----------
                                                                     4,350,594
                                                                   -----------
CONSTRUCTION & ENGINEERING -- 3.7%
K. Hovnanian Enterprises
    7.750%                                05/15/13        600          651,000
K. Hovnanian Enterprises Series 144A f
    6.000%                                01/15/10        139          140,564
Standard Pacific Corp.
    6.250%                                04/01/14        650          640,250
Technical Olympic USA, Inc. a
    7.500%                                03/15/11        625          632,812
URS Corp.
    11.500%                               09/15/09        277          319,935
William Lyon Homes, Inc.
    7.500%                                02/15/14        700          675,500
                                                                   -----------
                                                                     3,060,061
                                                                   -----------
CONSTRUCTION MATERIALS -- 1.5%
Texas Industries, Inc.
    10.250%                               06/15/11        510          599,250
U.S. Concrete, Inc.
    8.375%                                04/01/14        650          703,625
                                                                   -----------
                                                                     1,302,875
                                                                   -----------
CONTAINERS & PACKAGING -- 1.5%
Greif, Inc.
    8.875%                                08/01/12        575          642,562
Jefferson Smurfit Corp.
    7.500%                                06/01/13        560          600,600
                                                                   -----------
                                                                     1,243,162
                                                                   -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.4%
AT&T Corp.
    9.050%                                11/15/11        650          751,562

                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (CONTINUED)
Citizens Communications Co.
    9.250%                                05/15/11       $500      $   587,500
    6.250%                                01/15/13        175          177,188
GCI, Inc.
    7.250%                                02/15/14        485          487,425
                                                                   -----------
                                                                     2,003,675
                                                                   -----------
ELECTRICAL EQUIPMENT -- 1.4%
Rayovac Corp.
    8.500%                                10/01/13        500          557,500
Thomas & Betts Corp.
    7.250%                                06/01/13        530          584,017
                                                                   -----------
                                                                     1,141,517
                                                                   -----------
ENERGY EQUIPMENT & SERVICES -- 0.8%
GulfMark Offshore, Inc. Series 144A f
    7.750%                                07/15/14        525          559,125
Hanover Compressor Co.
    9.000%                                06/01/14         75           83,812
                                                                   -----------
                                                                       642,937
                                                                   -----------
FOOD & DRUG RETAILING -- 2.3%
Ingles Markets, Inc.
    8.875%                                12/01/11        575          618,125
Jean Coutu Group (PJC), Inc. Series 144A f
    7.625%                                08/01/12        225          239,062
    8.500% a                              08/01/14        450          463,500
Marsh Supermarkets, Inc. Series B a
    8.875%                                08/01/07        575          579,313
                                                                   -----------
                                                                     1,900,000
                                                                   -----------
FOOD PRODUCTS -- 5.1%
Chiquita Brands International, Inc.
  Series 144A f
    7.500%                                11/01/14        700          712,250
Del Monte Corp.
    8.625%                                12/15/12        650          731,250
Gold Kist, Inc.
   10.250%                                03/15/14        570          669,750
O'Charley's, Inc.
    9.000%                                11/01/13        660          709,500
Pilgrims Pride Corp.
    9.250%                                11/15/13        650          731,250
Smithfield Foods, Inc. Series B
    7.750%                                05/15/13        625          698,437
                                                                   -----------
                                                                     4,252,437
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
Fisher Scientific International, Inc.
    8.000%                                09/01/13        500          570,000
Fisher Scientific International, Inc.
  Series 144A f
    6.750%                                08/15/14        150          161,625
Inverness Medical Innovations, Inc.
  Series 144A f
    8.750%                                02/15/12        390          409,500


 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Rotech Healthcare, Inc.
    9.500%                                04/01/12       $475      $   524,875
                                                                   -----------
                                                                     1,666,000
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.9%
HCA, Inc.
    5.750%                                03/15/14        600          582,254
NDCHealth Corp.
   10.500%                                12/01/12        600          648,000
Psychiatric Solutions, Inc.
   10.625%                                06/15/13        600          697,500
Tenet Healthcare Corp. Series 144Af
    9.875%                                07/01/14        575          629,625
Triad Hospitals, Inc.
    7.000%                                05/15/12        450          475,875
    7.000%                                11/15/13        200          205,500
                                                                   -----------
                                                                     3,238,754
                                                                   -----------
HOTELS, RESTAURANTS & LEISURE -- 4.6%
Bluegreen Corp.
   10.500%                                04/01/08        335          345,050
Carmike Cinemas, Inc. a
    7.500%                                02/15/14        490          504,087
Felcor Lodging L. P.
    9.000%                                06/01/11        600          682,499
Gaylord Entertainment Co.
    8.000%                                11/15/13        475          515,375
Gaylord Entertainment Co. Series 144A a,f
    6.750%                                11/15/14        115          116,150
Host Marriott L. P.
    7.125%                                11/01/13        145          155,694
Host Marriott L. P. Series 144A f
    7.000%                                08/15/12        525          557,813
Intrawest Corp.
    7.500%                                10/15/13        700          748,125
Landry's Restaurants, Inc. Series 144A f
    7.500%                                12/15/14        100           99,750
Royal Caribbean Cruises, Ltd.
    6.875%                                12/01/13        100          108,500
                                                                   -----------
                                                                     3,833,043
                                                                   -----------
HOUSEHOLD DURABLES -- 0.7%
Jacuzzi Brands, Inc.
    9.625%                                07/01/10        500          557,500
                                                                   -----------
HOUSEHOLD PRODUCTS -- 1.2%
Alltrista Corp.
    9.750%                                05/01/12        575          641,125
Church & Dwight Co., Inc. Series 144A f
    6.000%                                12/15/12         47           48,058
Scotts Co.
    6.625%                                11/15/13        300          317,250
                                                                   -----------
                                                                     1,006,433
                                                                   -----------
INDUSTRIAL CONGLOMERATES -- 0.8%
Trinity Industries, Inc.
    6.500%                                03/15/14        675          678,375
                                                                   -----------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
MACHINERY -- 2.3%
JLG Industries, Inc. a
    8.375%                                06/15/12       $650      $   698,750
Manitowoc Co., Inc. a
    7.125%                                11/01/13        330          358,875
Terex Corp.
    7.375%                                01/15/14        575          619,563
Westinghouse Air Brake Technologies
  Corp.
    6.875%                                07/31/13        250          263,750
                                                                   -----------
                                                                     1,940,938
                                                                   -----------
MEDIA -- 5.5%
CanWest Media, Inc. Series 144A f
    8.000%                                09/15/12        595          641,112
Corus Entertainment, Inc.
    8.750%                                03/01/12        250          275,625
Echostar DBS Corp. Series 144A f
    6.625%                                10/01/14        750          763,125
Fisher Communications, Inc. Series 144A f
    8.625%                                09/15/14        675          732,375
Imax Corp.
    9.625%                                12/01/10        575          629,625
Lin Television Corp.
    6.500%                                05/15/13        550          568,563
NTL Cable P.L.C. Series 144A a,f
    8.750%                                04/15/14        480          543,600
Reader's Digest Association, Inc.
    6.500%                                03/01/11        100          105,000
Salem Communications Corp.
    7.750%                                12/15/10        300          325,875
                                                                   -----------
                                                                     4,584,900
                                                                   -----------
METALS & MINING -- 3.2%
Arch Western Finance, L.L.C. Series 144A f
    6.750%                                07/01/13        515          534,313
Century Aluminum Co. Series 144A f
    7.500%                                08/15/14         90           96,300
IPSCO, Inc.
    8.750%                                06/01/13        500          575,000
Steel Dynamics, Inc.
    9.500%                                03/15/09        510          561,000
United States Steel Corp.
    9.750%                                05/15/10        671          768,295
Wolverine Tube, Inc.
   10.500%                                04/01/09        166          181,770
                                                                   -----------
                                                                     2,716,678
                                                                   -----------
MULTILINE RETAIL -- 2.9%
Alimentation Couche-Tard, Inc.
    7.500%                                12/15/13        600          646,500
Central Garden & Pet Co.
    9.125%                                02/01/13        500          555,000
Rent-A-Center, Inc. Series B
    7.500%                                05/01/10        675          702,844
Saks, Inc.
    7.000%                                12/01/13        523          536,729
                                                                   -----------
                                                                     2,441,073
                                                                   -----------


 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
OFFICE ELECTRONICS -- 0.9%
Xerox Corp.
    6.875%                                08/15/11       $675      $   722,250
                                                                   -----------
OIL & GAS -- 11.6%
Chesapeake Energy Corp.
    7.500%                                06/15/14         30           32,925
    7.000%                                08/15/14        300          321,000
    6.875%                                01/15/16        250          263,125
Compton Petroleum Corp.
    9.900%                                05/15/09        500          555,000
Comstock Resources, Inc.
    6.875%                                03/01/12        500          518,750
Denbury Resources, Inc.
    7.500%                                04/01/13        700          759,500
Encore Acquisition Co.
    8.375%                                06/15/12        230          257,025
Energy Partners, Ltd.
    8.750%                                08/01/10        310          339,450
Ferrellgas Partners L.P.
    8.750%                                06/15/12        150          164,250
    6.750%                                05/01/14        240          247,800
Frontier Oil Corp. Series 144A f
    6.625%                                10/01/11        600          615,000
Giant Industries, Inc.
    8.000%                                05/15/14        550          577,500
Hornbeck Offshore Services, Inc.
  Series 144A f
    6.125%                                12/01/14         80           80,800
Houston Exploration Co.
    7.000%                                06/15/13        510          543,150
Inergy L.P. Series 144A f
    6.875%                                12/15/14        532          537,320
Newfield Exploration Co. Series 144A f
    6.625%                                09/01/14         80           85,000
Pacific Energy Partners L.P.
    7.125%                                06/15/14        615          658,050
Paramount Resources, Ltd.
    7.875%                                11/01/10        457          519,837
Premcor Refining Group, Inc.
    7.750%                                02/01/12         80           88,600
Star Gas Partners L.P.
   10.250%                                02/15/13        437          480,700
Stone Energy Corp.
    8.250%                                12/15/11        600          651,000
Suburban Propane Partners
    6.875%                                12/15/13        750          768,750
Western Oil Sands, Inc.
    8.375%                                05/01/12        150          176,063
Whiting Petroleum Corp.
    7.250%                                05/01/12        450          472,500
                                                                   -----------
                                                                     9,713,095
                                                                   -----------
PAPER & FOREST PRODUCTS -- 4.4%
Abitibi-Consolidated, Inc.
    8.550%                                08/01/10        500          544,375
    6.000%                                06/20/13        150          143,812
Bowater,  Inc.
    7.950%                                11/15/11        650          703,672


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS (CONTINUED)
Cascades, Inc.
    7.250%                                02/15/13       $525      $   559,125
Longview Fibre Co.
   10.000%                                01/15/09        575          631,063
Norske Skog Canada, Ltd.
    8.625%                                06/15/11        575          619,563
Tembec Industries, Inc.
    8.500%                                02/01/11        500          505,000
                                                                   -----------
                                                                     3,706,610
                                                                   -----------
PERSONAL PRODUCTS -- 0.6%
Elizabeth Arden, Inc.
    7.750%                                01/15/14        500          532,500
                                                                   -----------
PHARMACEUTICALS -- 0.6%
Biovail Corp. a
    7.875%                                04/01/10        500          520,000
                                                                   -----------
REAL ESTATE -- 6.5%
AMR Real Estate
    8.125%                                06/01/12        700          749,875
Cornell Cos., Inc.
   10.750%                                07/01/12        450          483,188
Corrections Corp. of  America
    7.500%                                05/01/11        500          536,875
Crescent Real Estate Equities L.P.
    9.250%                                04/15/09        575          632,500
Forest City Enterprises, Inc.
    7.625%                                06/01/15        325          346,125
LNR Property Corp.
    7.625%                                07/15/13        550          627,000
OMEGA Healthcare Investors, Inc.
    7.000%                                04/01/14        750          774,375
Senior Housing Properties Trust
    7.875%                                04/15/15        600          664,500
Ventas Realty L.P. / Ventas Capital Corp.
    9.000%                                05/01/12        525          614,906
                                                                   -----------
                                                                     5,429,344
                                                                   -----------
SPECIALTY RETAIL -- 2.4%
CSK Auto Corp.
    7.000%                                01/15/14        265          261,356
Payless Shoesource, Inc. a
    8.250%                                08/01/13        750          769,688
Steinway Musical Instruments, Inc.
    8.750%                                04/15/11        525          572,250
Toys "R" Us, Inc. a
    7.875%                                04/15/13        400          399,000
                                                                   -----------
                                                                     2,002,294
                                                                   -----------
TEXTILES & APPAREL -- 3.8%
Oxford Industries, Inc.
    8.875%                                06/01/11        555          598,706
Perry Ellis International, Inc. Series B
    8.875%                                09/15/13        575          606,625
Phillips-Van Heusen Corp.
    7.250%                                02/15/11        600          633,000


 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

CORPORATE BONDS (CONTINUED)
TEXTILES & APPAREL (CONTINUED)
Russell Corp.
    9.250%                                05/01/10       $675      $   727,313
Warnaco, Inc.
    8.875%                                06/15/13        550          607,750
                                                                   -----------
                                                                     3,173,394
                                                                   -----------
TOBACCO -- 0.9%
Reynolds American, Inc.
    7.250%                                06/01/12        625          645,313
Standard Commercial Corp.
    8.000%                                04/15/12        150          154,875
                                                                   -----------
                                                                       800,188
                                                                   -----------
WIRELESS TELECOMMUNICATIONS SERVICES -- 2.0%
Nextel Communications, Inc.
    6.875%                                10/31/13        255          277,950
    5.950%                                03/15/14        450          468,000
Rogers Cantel, Inc.
    9.750%                                06/01/16        300          360,000
Western Wireless Corp.
    9.250%                                07/15/13        500          546,250
                                                                   -----------
                                                                     1,652,200
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $77,131,579)                                                80,910,826
                                                                   -----------


                                                     SHARES
                                                   ----------
TEMPORARY INVESTMENTS -- 1.6%
AIM Short-Term Investment Co. Liquid
   Assets Prime Portfolio                           1,038,116        1,038,116
Dreyfus Cash Management Plus #719                     310,439          310,439
                                                                   -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,348,555)                                                  1,348,555
                                                                   -----------


 COUPON                                                  PAR
  RATE                                    MATURITY      (000)
--------                                  --------      -----

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 9.0%
COMMERCIAL PAPER -- 5.5%
Rabobank USA Finance Corp.
    2.170%                                01/03/05     $2,318        2,317,788
UBS Finance, L.L.C.
    2.230%                                01/03/05      2,318        2,317,777
                                                                   -----------
                                                                     4,635,565
                                                                   -----------
TIME DEPOSITS -- 1.4%
Bank of America N.A.
    1.500%                                01/03/05         37           36,754
Chase Manhattan Bank
    2.250%                                01/03/05      1,164        1,163,817
                                                                   -----------
                                                                     1,200,571
                                                                   -----------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT HIGH YIELD BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                  PAR
  RATE                                    MATURITY      (000)         VALUE +
--------                                  --------      -----      -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS -- 2.1%
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05     $1,205      $ 1,205,468
Natexis Banques
    2.297%                                01/19/05        503          503,246
                                                                   -----------
                                                                     1,708,714
                                                                   -----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $7,544,850)                                                  7,544,850
                                                                   -----------
TOTAL INVESTMENTS -- 107.4%
  (Cost $86,243,084)                                                89,804,558
                                                                   -----------
OTHER ASSETS AND LIABILITIES -- (7.4%)
Interest receivable and other assets                                 1,452,178
Receivable for securities sold                                          16,154
Payable upon return of collateral on securities loaned              (7,544,850)
Payable for capital stock redeemed                                     (15,485)
Dividends payable                                                      (21,122)
Investment advisory fee payable                                        (17,262)
Administration fees payable                                            (10,216)
Service plan fees payable                                                 (116)
Accrued expenses                                                       (11,968)
                                                                   -----------
                                                                    (6,152,687)
                                                                   -----------
NET ASSETS -- 100.0%
Applicable to 6,358,721 Institutional Shares,
  28,674 N Shares, and 13,486 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                   $83,651,871
                                                                   ===========


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($83,100,898/6,358,721)                                               $13.07
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($374,661/28,674)                                   $13.07
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($176,312/13,486)                                   $13.07
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($13.07/0.955) (NOTE 5)                                   $13.69
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $86,243,084
                                                                   ===========
    Gross Appreciation                                             $ 3,869,426
    Gross Depreciation                                                (307,952)
                                                                   -----------
    Net Appreciation                                               $ 3,561,474
                                                                   ===========

+  See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $7,379,330, and the total market value of the collateral held by the portfolio is $7,544,850.
c Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.
f Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.



                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

AGENCY OBLIGATIONS -- 33.1%
AID-Israel
    5.500%                                09/18/23      $ 1,500   $  1,571,837
AID-Peru
    9.980%                                08/01/08        1,360      1,487,929
Federal Home Loan Mortgage Corp.
    7.000%                                03/15/10          495        565,936
    4.875% a                              11/15/13        1,925      1,983,071
    5.500%                                08/20/19        2,000      2,006,500
Federal National Mortgage Association
    4.375%                                10/15/06        3,195      3,260,226
    5.250%                                04/15/07        1,000      1,042,495
    6.250%                                02/01/11          750        823,283
    6.000%                                05/15/11        1,000      1,101,663
Housing & Urban Development
    1.740%                                08/01/05        2,225      2,212,440
Rowan Cos., Inc.
    6.150%                                07/01/10        2,201      2,347,281
Small Business Administration
  Participation Certificates
  Series 1997-10C, Class 1
    6.950%                                05/01/07          234        235,028
                                                                  ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $18,091,687)                                                18,637,689
                                                                  ------------
ASSET-BACKED SECURITIES -- 14.1%
AESOP Funding II L.L.C.
  Series 2002-1A, Class A1
    3.850%                                10/20/06        1,500      1,508,747
Americredit Automobile Receivables
  Trust Series 2001-D, Class A4
    4.410%                                11/12/08          854        861,536
California Infrastructure & Economic
  Development Bank Special
  Purpose Trust Southern California
  Edison Co. Series 1997-1, Class A7
    6.420%                                12/26/09        1,260      1,341,048
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
    6.875%                                11/16/09          210        228,546
Citibank Credit Card Issuance Trust
  Series 2001-A6, Class A6
    5.650%                                06/16/08        1,480      1,529,417
Contimortgage Home Equity Loan Trust
  Series 1997-4, Class A7
    6.630%                                09/15/16          505        516,043
Structured Asset Securities Corp.
  Series 2003-28XS, Class A3
    4.060%                                09/25/33        1,624      1,622,477
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
    2.750%                                12/20/07          355        354,673
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $7,956,036)                                                  7,962,487
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 30.8%
Federal Home Loan Mortgage Corp.
  Series 202, Class IO
    6.500%                                04/01/29      $   202   $     38,159
Federal National Mortgage
  Association Series 1997-20,
  Class IO
    1.840%                                03/25/27        1,709         85,552
Federal National Mortgage
  Association Series 1998-T1,
  Class A
   78.306%                                12/28/28           15         14,654
Federal National Mortgage
  Association Series 2000-M1,
  Class B
    7.432%                                11/17/18          961      1,010,774
Federal National Mortgage
  Association Series 2001-T2,
  Class A
    5.780%                                11/25/10        2,069      2,177,778
Federal National Mortgage
  Association Series 2002-73,
  Class OE
    5.000%                                11/25/17        1,200      1,215,615
Federal National Mortgage
  Association Series 2003-W6,
  Class 2A2
    3.110%                                09/25/42          852        851,353
Federal National Mortgage
  Association Grantor Trust
  Series 2002-T3, Class B
    5.763%                                12/25/11        2,000      2,171,339
Federal National Mortgage
  Association Grantor Trust
  Series 2002-T11, Class IO
    0.741%                                04/25/12       33,838      1,598,072
Government National Mortgage
  Association Series 2001-12,
  Class A
    5.510%                                01/16/15          758        779,908
Government National Mortgage
  Association Series 2002-28,
  Class A
    4.776%                                02/16/18          637        652,869
Government National Mortgage
  Association Series 2003-5,
  Class A
    3.202%                                04/16/19        1,519      1,504,165
Government National Mortgage
  Association Series 2004-09,
  Class IO
    1.338%                                03/16/34       26,065      1,584,792
Government National Mortgage
  Association Series 2004-45,
  Class A
    4.020%                                12/16/21          983        986,705
LB-UBS Commercial Mortgage
  Trust Series 2003-C1, Class A4
    4.394%                                03/17/32        1,000        982,238


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
LB-UBS Commercial Mortgage Trust
  Series 2004-C8, Class A6
    4.799%                                12/15/29      $ 1,600   $  1,599,353
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                06/15/28        1,184        126,895
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $17,498,896)                                                17,380,221
                                                                  ------------
MORTGAGE-BACKED SECURITIES -- 1.9%
Federal National Mortgage
  Association Pool #8217
   11.000%                                12/01/15          187        204,266
Government National Mortgage
  Association Pool #8720
    4.625%                                10/20/25           19         19,338
Government National Mortgage
  Association Pool #162989
    9.000%                                05/15/16            2          1,720
Government National Mortgage
  Association Pool #227125
    9.000%                                07/15/17           12         14,011
Government National Mortgage
  Association Pool #346458
    8.000%                                03/15/23           27         30,010
Government National Mortgage
  Association Pool #352110
    7.000%                                08/15/23          208        221,809
Government National Mortgage
  Association Pool #442138
    8.000%                                11/15/26          201        218,566
Government National Mortgage
  Association Pool #780389
    9.000%                                08/15/09          357        383,783
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $1,028,337)                                                  1,093,503
                                                                  ------------
CORPORATE BONDS -- 1.5%
FINANCE - BANK
European Investment Bank
  (Cost $858,108)
    2.375%                                06/15/07          860        840,054
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 16.7%
U.S. TREASURY BONDS -- 6.1%
    8.750%                                08/15/20        1,105      1,597,589
    5.500%                                08/15/28        1,715      1,856,757
                                                                  ------------
                                                                     3,454,346
                                                                  ------------
U.S. TREASURY NOTES -- 10.6%
    6.500%                                10/15/06        5,610      5,947,918
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,494,135)                                                  9,402,264
                                                                  ------------


                                                         SHARES      VALUE +
                                                        -------   ------------
TEMPORARY INVESTMENTS -- 1.1%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio                         206,612   $    206,612
J.P. Morgan Institutional Prime
  Money Market Portfolio                                392,272        392,272
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $598,884)                                                      598,884
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)
--------                                  --------      -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 3.5%
COMMERCIAL PAPER -- 2.3%
Rabobank USA Finance Corp.
    2.170%                                01/03/05         $661        660,898
UBS Finance, L.L.C.
    2.230%                                01/03/05          661        660,895
                                                                  ------------
                                                                     1,321,793
                                                                  ------------
TIME DEPOSITS -- 0.6%
Chase Manhattan Bank
    2.250%                                01/03/05          332        331,853
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 0.6%
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05          344        343,729
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $1,997,375)                                                  1,997,375
                                                                  ------------
TOTAL INVESTMENTS -- 102.7%
  (Cost $57,523,458)                                                57,912,477
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (2.7%)
Interest receivable and other assets                                   613,485
Receivable for capital stock sold                                        2,788
Payable upon return of collateral on securities loaned              (1,997,375)
Payable for capital stock redeemed                                     (75,225)
Dividends payable                                                      (15,851)
Investment advisory fee payable                                         (5,725)
Administration fees payable                                             (7,851)
Service plan fees payable                                               (3,070)
Accrued expenses                                                       (18,794)
                                                                  ------------
                                                                    (1,507,618)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 2,493,175 Institutional Shares,
  678,996 N Shares, and 176,674 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $ 56,404,859
                                                                  ============


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE GOVERNMENT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------



NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($41,992,627/2,493,175)                                               $16.84
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($11,436,427/678,996)                               $16.84
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,975,805/176,674)                                $16.84
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($16.84/0.965) (NOTE 5)                                   $17.45
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $57,526,305
                                                                   ===========
    Gross Appreciation                                             $ 1,145,834
    Gross Depreciation                                                (759,662)
                                                                   -----------
    Net Appreciation                                               $   386,172
                                                                   ===========
+  See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $1,966,574, and the total market value of the collateral held by the portfolio is $1,997,375.
IO -- Interest Only Security.






                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS -- 98.2%
ALABAMA -- 2.7%
Alabama Drinking Water Finance Authority
  Revenue Bonds (Revolving Fund Loan)
  Series A
    5.000%                                08/15/14      $ 2,875   $  3,114,171
Jefferson County, Alabama, Limited
  Obligation School Warrants
  Revenue Bonds Series A
    5.500%                                01/01/21        2,415      2,617,933
Marshall County, Alabama, Health
  Care Authority Revenue Bonds
  Series A
    6.250%                                01/01/22          770        825,517
                                                                  ------------
                                                                     6,557,621
                                                                  ------------
ARIZONA -- 8.7%
Glendale, Arizona, Water & Sewer
  Revenue Bonds
    5.500%                                07/01/08        2,700      2,974,725
    5.500%                                07/01/09        5,000      5,590,350
Phoenix, Arizona, Civic Improvement
  Corp. Wastewater Systems
  Revenue Bonds
    6.250%                                07/01/16        4,945      5,830,501
Phoenix, Arizona, Civic Plaza Building
  Corporate Excise Tax
  Revenue Bonds
    6.000%                                07/01/12        1,000      1,028,320
Surprise, Arizona, Municipal Property
  Corporate Excise Tax
  Revenue Bonds
    5.375%                                07/01/14        1,000      1,126,670
University of Arizona Certificates of
  Participation Series A
    4.125%                                06/01/07          750        781,305
    5.250%                                06/01/10        3,505      3,897,560
                                                                  ------------
                                                                    21,229,431
                                                                  ------------
CALIFORNIA -- 11.8%
California State Department of Water
  Resources Power Supply
  Revenue Bonds Series A
    5.000%                                05/01/08        2,500      2,710,450
    5.500%                                05/01/08        2,500      2,729,225
    5.750%                                05/01/17        5,000      5,648,900
California State Economic Recovery
  General Obligation Bonds Series A
    5.000%                                07/01/16        5,000      5,345,150
Lodi, California, Wastewater System
  Revenue Certificates of Participation
  Series A
    5.000%                                10/01/12        1,045      1,169,188
    5.500%                                10/01/18        1,535      1,733,660
Los Angeles County, California,
  Unified School District General
  Obligation Bonds
    5.500%                                07/01/12        5,000      5,742,450


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
Sacramento County, California,
  Sanitation District Financing
  Authority Revenue Bonds
  Series A
    6.000%                                12/01/20      $ 3,450   $  3,595,555
                                                                  ------------
                                                                    28,674,578
                                                                  ------------
CONNECTICUT -- 1.2%
New Haven, Connecticut, General
  Obligation Bonds Series B
    5.500%                                11/01/12        2,550      2,895,602
                                                                  ------------
DELAWARE -- 0.5%
Delaware River & Bay Authority
  Revenue Bonds Series A
    5.700%                                01/01/19        1,000      1,115,120
                                                                  ------------
FLORIDA -- 0.9%
Jacksonville, Florida, Electric
  Authority Electric Systems
  Revenue Bonds Series 3A
    5.800%                                10/01/18        1,080      1,100,984
Miami-Dade County, Florida,
  Educational Facilities Authority
  Revenue Bonds Series A
    5.750%                                04/01/14        1,000      1,130,510
                                                                  ------------
                                                                     2,231,494
                                                                  ------------
GEORGIA -- 3.0%
Atlanta, Georgia, Airport Revenue
  Bonds Series A
    5.875%                                01/01/17        1,000      1,124,080
College Park, Georgia, Business &
  Industrial Development Authority
  Revenue Bonds
  (Civic Center Project)
    5.500%                                09/01/09        1,855      2,081,588
Fayette County, Georgia, Public
  Facilities Authority Criminal Justice
  Center Revenue Bonds
    6.000%                                06/01/16        1,500      1,746,345
    6.250%                                06/01/17        1,000      1,176,670
Forsyth County, Georgia, Water &
  Sewer Authority Revenue Bonds
    6.250%                                04/01/18        1,000      1,174,010
                                                                  ------------
                                                                     7,302,693
                                                                  ------------
ILLINOIS -- 8.8%
Chicago, Illinois, General Obligation
  Bonds (Neighborhoods Alive 21)
    6.125%                                01/01/22        2,265      2,613,855
Cook County, Illinois, Glencoe School
  District No. 035 General
  Obligation Bonds
    5.750%                                12/01/16        1,210      1,393,775
Illinois Development Finance
  Authority Revenue Bonds
  (DePaul University) Series C
    5.625%                                10/01/20        1,000      1,101,110


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Educational Facilities Authority
  Revenue Bonds (University of Chicago)
  Series A
    5.250%                                07/01/22       $3,000   $  3,249,690
Illinois Health Facilities Authority
  Revenue Bonds (Advocate Health
  Care Network)
    6.250%                                11/15/14        2,500      2,812,000
    6.375%                                11/15/15        1,580      1,778,638
Illinois Health Facilities Authority
  Revenue Bonds (Condell Medical
  Center)
    5.000%                                05/15/07          200        207,102
    6.000%                                05/15/10        1,500      1,625,325
Illinois Health Facilities Authority
  Revenue Bonds (Elmhurst Memorial
  Healthcare)
    6.250%                                01/01/17        5,000      5,653,300
Illinois State Sales Tax Revenue Bonds
  Series V
    6.375%                                06/15/20        1,000      1,039,390
                                                                  ------------
                                                                    21,474,185
                                                                  ------------
INDIANA -- 3.1%
Anderson, Indiana, Economic
  Development Revenue Bonds
  (Anderson University Project)
    5.000%                                10/01/07        1,010      1,052,945
    5.000%                                10/01/08        1,015      1,062,065
Indiana Housing Finance Authority
  Revenue Bonds Series B-2
    5.400%                                01/01/17          505        515,368
Indiana University Revenue Bonds
  (Indiana University Facilities)
    5.250%                                11/15/17        1,055      1,173,360
Indiana University Revenue Bonds
  (Student Fee) Series M
    6.000%                                08/01/14        3,170      3,662,872
                                                                  ------------
                                                                     7,466,610
                                                                  ------------
KANSAS -- 0.9%
Kansas State Development Finance
  Authority Public Water Supply
  Revenue Bonds
    5.200%                                04/01/12        1,000      1,119,060
Olathe, Kansas, Health Facilities
  Revenue Bonds (Olathe Medical
  Center Project) Series A
    5.375%                                09/01/08        1,000      1,097,240
                                                                  ------------
                                                                     2,216,300
                                                                  ------------
KENTUCKY -- 0.2%
Hartford County, Kentucky, School
  District Financial Corp. School
  Building Revenue Bonds
    5.700%                                06/01/20          550        610,792
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS -- 6.9%
Lowell, Massachusetts, General
  Obligation Bonds
    6.000%                                02/15/14       $1,160   $  1,327,156
    6.000%                                02/15/15        1,070      1,222,550
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  Series C
    6.000%                                07/01/16        1,000      1,143,840
Massachusetts State General
  Obligation Bonds Series B
    6.000%                                06/01/15        2,000      2,311,320
    6.000%                                06/01/16        5,000      5,764,750
Massachusetts State General
  Obligation Bonds Series C
    5.375%                                12/01/15          425        480,169
Springfield, Massachusetts, General
  Obligation Bonds (Municipal
  Purposes Loan)
    6.000%                                10/01/14        1,000      1,147,880
    6.000%                                10/01/15        2,000      2,293,840
Sterling, Massachusetts, General
  Obligation Bonds
    6.000%                                02/15/18        1,000      1,141,550
                                                                  ------------
                                                                    16,833,055
                                                                  ------------
MICHIGAN -- 4.2%
Michigan State Hospital Finance
  Authority Revenue Bonds
  (Ascension Health Credit)
  Series A
    5.300%                                11/15/33        2,500      2,632,525
Michigan State Hospital Finance
  Authority Revenue Bonds (Chelsea
  Community Hospital)
    5.000%                                05/15/12        2,380      2,423,506
Rochester, Michigan, Community
  School District General Obligation
  Bonds Series I
    5.500%                                05/01/07        1,240      1,326,862
Saline, Michigan, Area Schools
  General Obligation Bonds
  Series A
    5.750%                                05/01/16        2,000      2,282,320
Walled Lake, Michigan, Consolidated
  School District General Obligation
  Bonds
    5.750%                                05/01/14        1,290      1,449,070
                                                                  ------------
                                                                    10,114,283
                                                                  ------------
MINNESOTA -- 0.9%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
    5.250%                                05/01/05        1,080      1,091,211
    5.500%                                05/01/15        1,080      1,197,428
                                                                  ------------
                                                                     2,288,639
                                                                  ------------


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 0.4%
Mississippi State General Obligation
  Bonds
    5.000%                                06/01/05       $1,000   $  1,012,320
                                                                  ------------
MISSOURI -- 2.9%
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (St. Anthony's Medical Center)
    6.000%                                12/01/06        1,445      1,527,972
    6.250%                                12/01/08          750        829,267
    6.250%                                12/01/09        1,725      1,932,104
St. Louis County, Missouri, Pattonville
  R-3 School District General
  Obligation Bonds
    5.500%                                03/01/12        1,240      1,408,466
    5.750%                                03/01/17          450        516,497
    5.750%                                03/01/18          655        751,789
                                                                  ------------
                                                                     6,966,095
                                                                  ------------
NEW HAMPSHIRE -- 1.7%
Nashua, New Hampshire, Capital
  Improvements General Obligation
  Bonds Series A
    5.500%                                07/15/16        1,155      1,312,427
    5.500%                                07/15/18        1,500      1,689,615
New Hampshire State Health &
  Educational Facilities Revenue
  Bonds (Concord Hospital)
    5.500%                                10/01/21        1,000      1,101,660
                                                                  ------------
                                                                     4,103,702
                                                                  ------------
NEW JERSEY -- 4.7%
Essex County, New Jersey,
  Improvement Authority Lease
  Revenue General Obligation Bonds
  (County Correctional Facilities
  Project)
    5.750%                                10/01/13        2,000      2,295,840
New Jersey Economic Authority
  Revenue Bonds (School Facilities
  Construction) Series I
    5.000%                                09/01/12        2,000      2,190,020
New Jersey State Transportation
  Trust Fund Revenue Bonds
  (Transit Systems) Series A
    5.125%                                06/15/08        2,000      2,176,340
New Jersey State Transportation
  Trust Fund Revenue Bonds
  (Transit Systems) Series B
    6.000%                                12/15/18        4,000      4,703,280
                                                                  ------------
                                                                    11,365,480
                                                                  ------------
NEW MEXICO -- 1.3%
University of New Mexico FHA
  Insured Hospital Mortgage
  Revenue Bonds
    5.000%                                01/01/21        3,000      3,162,210
                                                                  ------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 7.2%
Longwood Central School District
  Suffolk County, New York, General
  Obligation Bonds
    5.625%                                06/15/08       $1,080   $  1,192,957
    5.625%                                06/15/09        1,580      1,777,247
    5.700%                                06/15/14        1,670      1,934,478
    5.700%                                06/15/15        1,895      2,195,111
New York Metropolitan Transportation
  Authority Dedicated Tax Fund
  Revenue Bonds Series A
    6.125%                                04/01/16#       3,000      3,493,890
    6.125%                                04/01/17#       2,000      2,329,260
New York State Environmental
  Facilities Corp. State Clean Water
  & Drinking Revolving Funds
  Revenue Bonds Series B
    5.875%                                01/15/17#         580        667,679
    5.875%                                01/15/17          420        473,235
New York State Thruway Authority
  Highway & Bridge Trust Fund
  Revenue Bonds Series A
    6.000%                                04/01/14        1,000      1,167,250
    6.000%                                04/01/15        1,000      1,148,740
    6.000%                                04/01/16        1,000      1,167,250
                                                                  ------------
                                                                    17,547,097
                                                                  ------------
NORTH CAROLINA -- 0.5%
Charlotte, North Carolina, Storm
  Water Fee Revenue Bonds
    5.650%                                06/01/14        1,000      1,146,820
                                                                  ------------
OHIO -- 12.7%
Cuyahoga County, Ohio, General
  Obligation Bonds
    5.750%                                12/01/15        4,000      4,544,800
Cuyahoga County, Ohio, Hospital
  Revenue Improvement Bonds
  (Metrohealth System Project)
  Series A
    5.500%                                02/15/12        1,000      1,129,600
    6.150%                                02/15/29        5,000      5,232,850
Franklin County, Ohio, Development
  Revenue Bonds (American Chemical
  Society Project)
    5.500%                                10/01/12        4,600      5,028,858
Franklin County, Ohio, Revenue Bonds
  (Online Computer Library Center)
    5.000%                                04/15/11        1,415      1,515,493
Hamilton County, Ohio, Sales Tax
  Revenue Bonds Subseries B
    5.750%                                12/01/17        4,000      4,531,000
Ohio State Higher Educational Facility
  Revenue Bonds (John Carroll
  University Project)
    4.750%                                11/15/11          500        540,345
Ohio State University General Receipts
  Revenue Bonds Series A
    6.000%                                12/01/17        1,000      1,151,440


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Plain, Ohio, Local School District
  General Obligation Bonds
    6.000%                                12/01/20#      $4,070   $  4,761,127
    6.000%                                12/01/20          930      1,073,304
University of Akron General Receipts
  Revenue Bonds
    5.750%                                01/01/12        1,295      1,484,290
                                                                  ------------
                                                                    30,993,107
                                                                  ------------
PENNSYLVANIA -- 3.6%
Delaware River Port Authority of
  Pennsylvania & New Jersey
  Revenue Bonds
    5.750%                                01/01/15        1,000      1,121,120
    6.000%                                01/01/17        5,500      6,251,025
Pottsville, Pennsylvania, Hospital
  Authority Revenue Bonds
  (Ascension Health Credit)
  Series A
    5.200%                                11/15/09        1,335      1,475,789
                                                                  ------------
                                                                     8,847,934
                                                                  ------------
PUERTO RICO -- 1.3%
Puerto Rico Housing Finance
  Authority Revenue Bonds
  (Capital Fund Program)
    5.000%                                12/01/16        1,000      1,085,970
Puerto Rico Municipal Finance
  Agency General Obligation Bonds
  Series A
    6.000%                                08/01/16        1,000      1,147,540
Puerto Rico Public Buildings
  Authority Government Facilities
  Revenue Bonds Series D
    5.375%                                07/01/12#         825        940,698
                                                                  ------------
                                                                     3,174,208
                                                                  ------------
SOUTH CAROLINA -- 1.2%
Medical University Hospital
  Authority, FHA Insured Mortgage Hospital
  Facilities Revenue Bonds Series A
    5.250%                                02/15/24        2,775      2,980,628
                                                                  ------------
TEXAS -- 5.0%
Harris County, Texas, Improvement
  District No. 1 General Obligation Bonds
    5.650%                                09/01/19          540        595,793
San Antonio, Texas, Hotel
  Occupancy Tax Revenue Bonds
  Series B
    5.000%                                08/15/08        3,000      3,225,090
Texas Municipal Power Agency
  Revenue Bonds
    5.000%                                09/01/07        1,100      1,171,654
    4.000%                                09/01/09        2,430      2,500,907
    4.250%                                09/01/10        3,485      3,586,274


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas Technical University Financing
  Systems Revenue Bonds Series 7
    5.500%                                08/15/15       $1,000   $  1,122,900
                                                                  ------------
                                                                    12,202,618
                                                                  ------------
VIRGINIA -- 1.0%
Norfolk, Virginia, Water System
  Revenue Bonds
    5.875%                                11/01/15        2,300      2,413,206
                                                                  ------------
WASHINGTON -- 0.9%
Snohomish County, Washington,
  School District No. 201 General
  Obligation Bonds
    5.625%                                12/01/07        2,000      2,174,640
                                                                  ------------
TOTAL MUNICIPAL BONDS
  (Cost $219,609,404)                                              239,100,468
                                                                  ------------


                                                        SHARES
                                                       --------
TEMPORARY INVESTMENTS -- 0.8%
AIM Tax-Free Investment Co. Cash
Reserve Portfolio                                       968,084        968,084
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio                     826,115        826,115
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,794,199)                                                  1,794,199
                                                                  ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $221,403,603)                                              240,894,667
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Interest receivable and other assets                                 3,214,464
Receivable for capital stock sold                                      194,300
Payable for capital stock redeemed                                     (13,569)
Dividends payable                                                     (782,182)
Investment advisory fee payable                                        (40,876)
Administration fees payable                                            (32,409)
Service plan fees payable                                               (2,280)
Accrued expenses                                                       (24,486)
                                                                  ------------
                                                                     2,512,962
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 20,361,650 Institutional
  Shares, 771,353 N Shares, and 191,445
  A Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of
  shares has been authorized for each class
  of shares of the Fund) (Note 8)                                 $243,407,629
                                                                  ============


                       See Notes to Financial Statements.

                HARRIS INSIGHT INTERMEDIATE TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------



NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($232,418,889/20,361,650)                                             $11.41
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($8,804,159/771,353)                                $11.41
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($2,184,581/191,445)                                $11.41
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($11.41/0.965) (NOTE 5)                                   $11.82
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $221,403,603
                                                                  ============
    Gross Appreciation                                            $ 19,491,064
    Gross Depreciation                                                      --
                                                                  ------------
    Net Appreciation                                              $ 19,491,064
                                                                  ============
+  See Note 2a to the Financial Statements.
# These securities are subject to a demand feature which reduces the remaining maturity.








                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

AGENCY OBLIGATIONS -- 1.7%
Federal National Mortgage Association
    6.000%                                05/15/08       $  195   $    209,988
    5.500%                                03/15/11        3,900      4,187,676
                                                                  ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $4,022,498)                                                  4,397,664
                                                                  ------------
ASSET-BACKED SECURITIES -- 18.8%
Americredit Automobile Receivables
  Trust Series 2001-D, Class A4
    4.410%                                11/12/08        1,708      1,723,072
Ameriquest Mortgage Securities, Inc.
  Series 2003-5, Class A3
    3.027%                                07/25/33        2,501      2,496,553
Bank One Issuance Trust
  Series 2003-C1, Class C1
    4.540%                                09/15/10        2,000      2,029,574
Capital One Multi-Asset Execution
  Trust Series 2004-C1, Class C1
    3.400%                                11/16/09        2,700      2,679,012
Citibank Credit Card Issuance Trust
  Series 2000-A3, Class A3
    6.875%                                11/16/09        3,080      3,352,008
Citibank Credit Card Issuance Trust
  Series 2001-A6, Class A6
    5.650%                                06/16/08        1,350      1,395,076
Citibank Credit Card Issuance Trust
  Series 2001-C3, Class C3
    6.650%                                05/15/08        1,770      1,841,580
Citibank Credit Card Issuance Trust
  Series 2004-A1, Class A1
    2.550%                                01/20/09        3,000      2,948,950
Citibank Omni-S Master Trust Series
  1999-1, Class A
    5.650%                                03/17/09          809        809,618
First Franklin NIM Trust Series
  2004-FF7A 144A, Class A f,g
    5.000%                                09/27/34        1,538      1,535,316
First National Master Note Trust
  Series 2003-2 144A, Class B f
    3.080%                                04/15/09        3,000      2,974,887
Morgan Stanley ABS Capital I
  Series 2003-HE1, Class A3
    2.528%                                05/25/33          141        140,780
Permanent Financing P.L.C.
  Series 1, Class 2A
    4.200%                                06/10/07        3,500      3,519,247
Providian Gateway Master Trust
  Series 2004-DA 144A, Class A f
    3.350%                                09/15/11        2,480      2,457,138
Renaissance Home Equity Loan
  Trust Series 2004-2, Class AF2
    3.902%                                07/25/34        3,365      3,356,611
Residential Funding Mortgage
  Securities Series 2001-HS2,
  Class A5
    6.920%                                04/25/31        2,731      2,725,735
Structured Asset Investment Loan
  Trust Series 2003-BC4, Class 2A2
    1.910%                                05/25/33        2,405      2,408,438


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

ASSET-BACKED SECURITIES (CONTINUED)
Structured Asset Investment Loan
  Trust Series 2004-5A 144A,
  Class A f,g
    4.500%                                06/27/34       $1,034   $  1,034,304
Structured Asset Securities Corp.
  Series 2003-28XS, Class A3
    4.060%                                09/25/33        4,622      4,617,667
Structured Asset Securities Corp.
  Series 2004-5H, Class A2
    4.430%                                12/25/33        3,750      3,750,577
Volkswagen Auto Loan Enhanced
  Trust Series 2003-2, Class A4
    2.940%                                03/22/10        1,690      1,670,928
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $49,867,969)                                                49,467,071
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.6%
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
    5.880%                                11/12/31          883        910,437
DLJ Mortgage Acceptance Corp.
  Series 1996-M 144A, Class 1 f
    2.793%                                11/28/11          105        103,179
Federal Home Loan Mortgage Corp.
  Series 1385, Class J
    7.000%                                10/15/07        2,135      2,210,101
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
    5.000%                                10/15/17        5,105      5,178,918
Federal Home Loan Mortgage Corp.
  Series 2760, Class GC
    3.500%                                02/15/11        2,500      2,504,439
Federal Home Loan Mortgage Corp.
  Series 2770, Class QG
    4.500%                                03/15/19        3,741      3,629,815
Federal National Mortgage
  Association Series 1993-197,
  Class SB
    12.688%                               10/25/08          514        556,406
Federal National Mortgage
  Association Series 1997-20,
  Class IO
    1.840%                                03/25/27        5,010        250,797
Federal National Mortgage
  Association Series 1997-70,
  Class PE  PO
    9.000%                                04/25/22          680        614,106
Federal National Mortgage
  Association Series 1998-T1,
  Class A
    78.306%                               12/28/28           19         18,092
Federal National Mortgage
  Association Series 2001-69,
  Class PE
    6.000%                                11/25/15        3,000      3,051,604
Federal National Mortgage
  Association Series 2002-73,
  Class OE
    5.000%                                11/25/17        1,000      1,013,013


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage
  Association Series 2003-35,
  Class BC
    5.000%                                05/25/18       $1,500   $  1,518,915
Federal National Mortgage
  Association Grantor Trust
  Series 2004-T1, Class 1A1
    6.000%                                01/25/44        3,871      3,995,181
Government National Mortgage
  Association Series 2004-67,
  Class A
    3.648%                                09/16/17        2,987      2,974,557
Government National Mortgage
  Association Series 2004-84,
  Class XC IO
    0.521%                                09/16/44       23,725      1,441,597
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
    7.180%                                09/15/19        1,349      1,450,548
LB-UBS Commercial Mortgage Trust
  Series 2001-C2, Class A1
    6.270%                                06/15/20        1,725      1,824,991
LB-UBS Commercial Mortgage Trust
  Series 2003-C1, Class A4
    4.394%                                03/17/32          780        766,146
Master Asset Securitization Trust
  Series 2003-11, Class 3A1
    4.500%                                12/25/18        4,339      4,296,662
Morgan Stanley Capital I Series
  1998-WF2, Class A2
    6.540%                                07/15/30        2,775      2,981,620
Morgan Stanley Dean Witter Capital I
  Series 2003-TOP9, Class A2
    4.740%                                11/13/36        2,275      2,293,408
Residential Accredit Loans, Inc.
  Series 2001-QS10, Class NB4
    6.750%                                08/25/31           85         84,724
Structured Adjustable Rate Mortgage
  Loan Trust Series 2004-14,
  Class 1A
    5.127%                                10/25/34        4,748      4,830,435
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                06/15/28        2,980        319,389
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
    5.112%                                11/25/33        3,361      3,388,222
Washington Mutual Mortgage
  Securities Corp. Series 2004-AR14,
  Class A1
    4.283%                                01/25/35        4,400      4,365,281
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $56,772,746)                                                56,572,583
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MORTGAGE-BACKED SECURITIES -- 1.0%
Federal National Mortgage Association
  Pool #124783
    10.500%                               12/01/16       $    5   $      5,797
Federal National Mortgage Association
  Pool #305189
    9.000%                                01/01/25           10         11,651
Federal National Mortgage Association
  Pool #306674
    9.000%                                03/01/25            7          8,219
Federal National Mortgage Association
  Pool #317306
    9.000%                                07/01/25           42         46,698
Federal National Mortgage Association
  Pool #338001
    9.000%                                10/01/25            2          1,870
Federal National Mortgage Association
  Pool #585727
    6.000%                                05/01/16          931        976,008
Federal National Mortgage Association
  Pool #695910
    5.000%                                05/01/18          840        856,423
Government National Mortgage
  Association Pool #326150
    7.000%                                09/15/23           31         32,653
Government National Mortgage
  Association Pool #333668
    7.000%                                07/15/23           67         71,548
Government National Mortgage
  Association Pool #345039
    7.000%                                09/15/23          114        122,226
Government National Mortgage
  Association Pool #345536
    7.000%                                01/15/24           51         54,357
Government National Mortgage
  Association Pool #351638
    7.000%                                06/15/23          104        110,637
Government National Mortgage
  Association Pool #377553
    7.000%                                07/15/25           57         60,960
Government National Mortgage
  Association Pool #383330
    7.000%                                07/15/25           16         16,933
Government National Mortgage
  Association Pool #397755
    7.000%                                05/15/24          122        130,793
Government National Mortgage
  Association Pool #407660
    7.000%                                07/15/25           45         47,567
Government National Mortgage
  Association Pool #780023
    7.000%                                09/15/24           84         90,231
Government National Mortgage
  Association Pool #780389
    9.000%                                08/15/09           19         20,788
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $2,563,304)                                                  2,665,359
                                                                  ------------


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS -- 48.9%
ELECTRIC -- 3.2%
Consolidated Edison, Inc.
    3.625%                                08/01/08       $1,285   $  1,274,056
Constellation Energy Group, Inc.
    6.125%                                09/01/09        1,000      1,083,118
FPL Group Capital, Inc.
    3.250%                                04/11/06        1,700      1,701,433
Pacific Gas & Electric Co.
    4.200%                                03/01/11        1,200      1,188,078
Southern Co. Capital Funding Corp.
    5.300%                                02/01/07        3,000      3,138,408
                                                                  ------------
                                                                     8,385,093
                                                                  ------------
FINANCE - BANK -- 7.4%
Bank of America Corp.
    5.250%                                02/01/07        2,000      2,071,432
    4.375%                                12/01/10        1,000      1,004,272
Bank One Corp.
    7.875%                                08/01/10        1,400      1,634,878
Capital One Bank
    4.250%                                12/01/08        1,000      1,008,170
European Investment Bank
    2.375%                                06/15/07        3,175      3,101,362
J.P. Morgan Chase & Co.
    3.800%                                10/02/09          480        473,977
    5.125%                                09/15/14        1,920      1,936,261
Manufacturers & Traders Trust Co.
    8.000%                                10/01/10        2,080      2,469,686
Sovereign Bank
    4.375%                                08/01/13        1,300      1,298,656
Union Planters Corp.
    7.750%                                03/01/11        1,750      2,051,767
Washington Mutual Bank F.A.
    5.125%                                01/15/15        1,145      1,139,428
Washington Mutual, Inc.
    4.200%                                01/15/10        1,325      1,321,258
                                                                  ------------
                                                                    19,511,147
                                                                  ------------
FINANCE - NON-BANK -- 14.5%
Allstate Life Global Funding Trust
    4.500%                                05/29/09        1,500      1,529,083
American Express Credit Corp. a
    3.000%                                05/16/08        1,615      1,578,459
CIT Group, Inc.
    3.375%                                04/01/09        1,620      1,575,157
    5.000% a                              02/13/14          710        710,119
Countrywide Home Loan, Inc.
    4.125%                                09/15/09        2,965      2,954,827
EOP Operating L.P.
    8.375%                                03/15/06          260        274,318
Ford Motor Credit Corp.
    7.250%                                10/25/11        2,320      2,491,381
    7.000% a                              10/01/13          540        573,410
General Electric Capital Corp.
    5.000%                                06/15/07          360        372,351
    4.750%                                09/15/14          265        264,654
General Motors Acceptance Corp.
    5.625%                                05/15/09          500        500,495
    6.875%                                09/15/11        1,000      1,026,158


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Household Finance Corp.
    6.400%                                06/17/08       $2,005   $  2,164,831
    4.750%                                07/15/13          465        462,196
International Lease Finance Corp.
    4.000%                                01/17/06        3,206      3,227,599
John Hancock Financial Services Corp.
    5.625%                                12/01/08        2,320      2,466,206
Lehman Brothers Holdings, Inc.
    4.000%                                01/22/08        1,745      1,758,292
    7.000%                                02/01/08          565        617,741
Merrill Lynch & Co., Inc.
    3.700%                                04/21/08          400        399,221
    4.125%                                09/10/09        1,475      1,475,547
Morgan Stanley
    3.875%                                01/15/09        3,000      2,986,077
    4.000%                                01/15/10        1,000        989,755
Prudential Financial, Inc.
    4.500%                                07/15/13          750        726,149
Simon Property Group L.P.
    5.375%                                08/28/08        1,340      1,398,082
SLM Corp.
    4.000%                                01/15/09        3,000      3,001,311
Textron Financial Corp.
    5.875%                                06/01/07        2,400      2,524,361
                                                                  ------------
                                                                    38,047,780
                                                                  ------------
INDUSTRIAL -- 14.0%
AOL Time Warner, Inc. a
    6.875%                                05/01/12        1,955      2,229,720
Boeing Capital Corp.
    6.500%                                02/15/12        1,270      1,425,061
Centex Corp.
    4.750%                                01/15/08        1,500      1,531,384
    4.550%                                11/01/10          800        796,985
Comcast Cable Communications, Inc.
    7.125%                                06/15/13          625        725,267
Comcast Corp. a
    5.300%                                01/15/14          690        712,880
ConAgra Foods, Inc.
    6.750%                                09/15/11        1,350      1,520,922
DaimlerChrysler North American
  Holding Corp.
    7.375%                                09/15/06        1,200      1,271,957
First Data Corp.
    4.850%                                10/01/14        1,075      1,081,331
Gannett Co., Inc.
    5.500%                                04/01/07        1,250      1,303,809
Goodrich Corp.
    6.450%                                12/15/07        1,700      1,827,004
H.J. Heinz Co.
    6.000%                                03/15/08        1,700      1,813,725
Hertz Corp.
    6.350%                                06/15/10        1,000      1,026,058
John Deere Capital Corp.
    5.100%                                01/15/13          750        772,508
Kellogg Co.
    6.600%                                04/01/11        1,500      1,682,508


                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Kinder Morgan Energy Corp.
    6.750%                                03/15/11       $1,860   $  2,079,216
Kohls Corp.
    6.300%                                03/01/11        3,325      3,647,465
Kroger Co.
    6.800%                                04/01/11        2,565      2,894,392
News America, Inc.
    6.625%                                01/09/08        1,120      1,209,593
PepsiCo, Inc.
    3.200%                                05/15/07        1,650      1,642,956
PHH Corp.
    6.000%                                03/01/08        1,390      1,466,835
Schering-Plough Corp.
    5.300%                                12/01/13        1,135      1,188,338
Unilever Capital Corp.
    6.875%                                11/01/05        1,740      1,794,170
Walt Disney Co.
    6.750%                                03/30/06        1,000      1,042,225
                                                                  ------------
                                                                    36,686,309
                                                                  ------------
NATURAL GAS -- 0.6%
Duke Energy Field Services
    7.875%                                08/16/10        1,380      1,611,375
                                                                  ------------
OIL -- 4 0%
Burlington Resources Finance Co.
    5.600%                                12/01/06        3,100      3,212,828
ChevronTexaco Capital Corp.
    3.375%                                02/15/08        2,215      2,206,408
Conoco Funding Co.
    6.350%                                10/15/11        2,305      2,576,370
Marathon Oil Corp.
    5.375%                                06/01/07        2,500      2,601,137
                                                                  ------------
                                                                    10,596,743
                                                                  ------------
TELEPHONES -- 4.5%
BellSouth Corp.
    4.200%                                09/15/09        1,100      1,104,038
    4.750% a                              11/15/12        1,600      1,612,445
France Telecom S.A.
    8.500%                                03/01/11          980      1,170,485
Verizon Global Funding Corp. a
    6.125%                                06/15/07        3,100      3,285,175
Verizon Wireless Capital, L.L.C.
    5.375%                                12/15/06        2,300      2,383,449
Vodafone Group P.L.C.
    7.750%                                02/15/10        1,830      2,125,918
                                                                  ------------
                                                                    11,681,510
                                                                  ------------
TRANSPORTATION -- 0.7%
Burlington Northern Santa Fe Corp.
    6.750%                                07/15/11          690        781,098


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION (CONTINUED)
CSX Corp.
    2.750%                                02/15/06       $1,000   $    991,682
    6.750%                                03/15/11          145        162,504
                                                                  ------------
                                                                     1,935,284
                                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $125,786,091)                                              128,455,241
                                                                  ------------
INTERNATIONAL BONDS -- 1.3%
Province of Ontario
    3.375%                                01/15/08        2,445      2,436,203
Republic of Italy
    3.750%                                12/14/07        1,065      1,068,192
                                                                  ------------
TOTAL INTERNATIONAL BONDS
  (Cost $3,506,480)                                                  3,504,395
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 3.8%
U.S. TREASURY BONDS -- 2.3%
   11.250%                                02/15/15        3,775      5,935,157
                                                                  ------------
U.S. TREASURY NOTES -- 1.5%
    6.500%                                10/15/06          202        214,167
    5.500%                                05/15/09          350        378,657
    6.000%                                08/15/09        3,065      3,381,320
                                                                  ------------
                                                                     3,974,144
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,802,119)                                                  9,909,301
                                                                  ------------

                                                        SHARES
                                                       --------
TEMPORARY INVESTMENTS -- 2.4%
Goldman Sachs Financial Square
  Money Market Portfolio                              2,825,679      2,825,679
J.P. Morgan Institutional Prime
  Money Market Portfolio                              3,400,135      3,400,135
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $6,225,814)                                                  6,225,814
                                                                  ------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)
--------                                  --------      -------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 2.2%
COMMERCIAL PAPER -- 0.1%
Rabobank USA Finance Corp.
    2.170%                                01/03/05       $  148        148,335
UBS Finance, L.L.C.
    2.230%                                01/03/05          148        148,334
                                                                  ------------
                                                                       296,669
                                                                  ------------
TIME DEPOSITS -- 0.2%
Bank of America N.A.
    1.500%                                01/03/05          361        360,897
Chase Manhattan Bank
    2.250%                                01/03/05           74         74,483
                                                                  ------------
                                                                       435,380
                                                                  ------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS -- 1.9%
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05       $   77   $     77,148
Natexis Banques
    2.297%                                01/19/05        4,942      4,941,453
                                                                  ------------
                                                                     5,018,601
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $5,750,650)                                                  5,750,650
                                                                  ------------
TOTAL INVESTMENTS -- 101.7%
  (Cost $264,297,671)                                              266,948,078
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (1.7%)
Interest receivable and other assets                                 2,505,454
Receivable for capital stock sold                                       59,748
Payable upon return of collateral on securities loaned              (5,750,650)
Payable for capital stock redeemed                                    (377,572)
Dividends payable                                                     (667,615)
Investment advisory fee payable                                        (83,676)
Administration fees payable                                            (32,598)
Service plan fees payable                                               (2,515)
Accrued expenses                                                       (31,349)
                                                                  ------------
                                                                    (4,380,773)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 24,365,763 Institutional Shares,
  736,205 N Shares, and 422,836 A Shares, of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $262,567,305
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($250,644,474/24,365,763)                                             $10.29
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($7,573,198/736,205)                                $10.29
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($4,349,633/422,836)                                $10.29
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($10.29/0.965) (NOTE 5)                                   $10.66
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis:                                                        $264,298,750
                                                                  ============
    Gross Appreciation                                            $  4,284,128
    Gross Depreciation                                              (1,634,800)
                                                                  ------------
    Net Appreciation                                              $  2,649,328
                                                                  ============

+    See Note 2a to the Financial Statements.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $5,639,100, and the total market value of the collateral held by the portfolio is $5,750,650.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
IO -- Interest Only Security.
PO -- Principal Only Security.




                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS -- 98.2%
ALABAMA -- 0.5%
University of Alabama Hospital Revenue
  Bonds Series A
    5.625%                                09/01/16       $  500   $    557,085
                                                                  ------------
ARKANSAS -- 3.0%
University of Arkansas Revenue Bonds
  (UAMS Campus) Series B
    5.000%                                11/01/24        3,000      3,169,080
                                                                  ------------
CALIFORNIA -- 1.0%
California State Department Water
  Resources Power Supply Revenue
  Bonds Series A
    5.375%                                05/01/22        1,000      1,080,720
                                                                  ------------
COLORADO -- 9.1%
Colorado Water Reserve Power
  Development Authority, Clean
  Water Revenue Bonds Series A
    6.250%                                09/01/16        1,000      1,165,030
Douglas County, Colorado, School
  District No. RE-1 General Obligation
  Bonds
    5.750%                                12/15/18        1,000      1,168,340
E-470 Public Highway Authority of
  Colorado Revenue Bonds Series B
    0.000%                                09/01/29        3,300        841,995
Pueblo, Colorado, Board of
  Waterworks Water Improvement
  Revenue Bonds Series A
    6.000%                                11/01/17        2,370      2,726,638
Pueblo County, Colorado, School
  District No. 070 Pueblo Rural
  General Obligation Bonds
    6.000%                                12/01/18        3,170      3,650,667
                                                                  ------------
                                                                     9,552,670
                                                                  ------------
DELAWARE -- 0.8%
Delaware River & Bay Authority
  Revenue Bonds Series A
    5.750%                                01/01/29          750        830,760
                                                                  ------------
FLORIDA -- 1.1%
Miami-Dade County, Florida,
  Expressway Authority Toll System
  Revenue Bonds
    6.000%                                07/01/14        1,000      1,147,780
                                                                  ------------
GEORGIA -- 3.3%
Chatham County, Georgia, Hospital
  Authority Revenue Bonds
  (Memorial Health Medical Center)
  Series A
    6.125%                                01/01/24        1,025      1,115,856
Forsyth County, Georgia, School
  District General Obligation Bonds
    6.000%                                02/01/14        1,000      1,166,120
    6.000%                                02/01/15        1,000      1,166,120
                                                                  ------------
                                                                     3,448,096
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS -- 11.8%
Chicago, Illinois, General Obligation
  Bonds (Neighborhoods Alive 21)
    6.125%                                01/01/22       $2,000   $  2,308,040
Chicago, Illinois, General Obligation
  Bonds Series A
    6.000%                                01/01/19        1,835      2,108,176
    6.000%                                01/01/20        1,000      1,149,410
Illinois Finance Authority Revenue
  Bonds (University of Chicago)
  Series A
    5.000%                                07/01/26        1,000      1,038,270
Illinois State General Obligation Bonds
    6.125%                                01/01/16        5,000      5,774,100
                                                                  ------------
                                                                    12,377,996
                                                                  ------------
MASSACHUSETTS -- 15.0%
Brockton, Massachusetts, General
  Obligation Bonds
    5.750%                                06/01/16          750        849,735
    6.000%                                06/01/19        1,000      1,147,440
Holden, Massachusetts, General
  Obligation Bonds (Municipal
  Purposes Loan)
    6.000%                                03/01/16        1,000      1,143,620
Massachusetts Development
  Finance Agency Higher Education
  Revenue Bonds (Smith College
  Issue)
    5.750%                                07/01/23        1,000      1,153,840
Massachusetts State General
  Obligation Bonds Series B
    6.000%                                06/01/14        3,000      3,442,710
Massachusetts State Port Authority
  Revenue Bonds Series C
    6.125%                                07/01/17        1,000      1,136,960
Pittsfield, Massachusetts, General
  Obligation Bonds
    5.000%                                04/15/19        1,000      1,081,230
Springfield, Massachusetts, General
  Obligation Bonds (Municipal
  Purposes Loan)
    6.250%                                10/01/19        5,000      5,799,300
                                                                  ------------
                                                                    15,754,835
                                                                  ------------
MICHIGAN -- 2.9%
Michigan State Hospital Finance
  Authority Revenue Bonds (Chelsea
  Community Hospital)
    5.375%                                05/15/19        3,000      3,031,080
                                                                  ------------
MINNESOTA -- 3.9%
St. Cloud, Minnesota, Health Care
  Revenue Bonds (St. Cloud Hospital
  Obligation Group A)
    6.250%                                05/01/19        3,530      4,062,077
                                                                  ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
MISSOURI -- 3.0%
Missouri State Health & Educational
  Facilities Revenue Bonds
  (St. Anthony's Medical Center)
    6.125%                                12/01/19       $2,000   $  2,139,240
    6.250%                                12/01/30        1,000      1,070,120
                                                                  ------------
                                                                     3,209,360
                                                                  ------------
NEW HAMPSHIRE -- 0.8%
New Hampshire Health &
  Educational Facilities Revenue
  Bonds (Exeter Project)
    6.000%                                10/01/24          750        812,985
                                                                  ------------
NEW JERSEY -- 4.4%
New Jersey Transportation Trust
  Fund Authority Revenue Bonds
  Series C
    5.500%                                06/15/21          250        276,832
    5.500%                                06/15/24        4,000      4,411,200
                                                                  ------------
                                                                     4,688,032
                                                                  ------------
NEW YORK -- 0.6%
New York City, New York, General
  Obligation Bonds Series A
    6.500%                                05/15/17          550        627,314
                                                                  ------------
NORTH CAROLINA -- 2.0%
Broad River, North Carolina, Water
  Authority System Revenue Bonds
    5.750%                                06/01/17          635        719,785
    5.375%                                06/01/20        1,000      1,093,150
Harnett County, North Carolina,
  Certificates of Participation
    5.125%                                12/01/23          265        286,213
                                                                  ------------
                                                                     2,099,148
                                                                  ------------
OHIO -- 13.5%
Akron, Ohio, General Obligation Bonds
    6.500%                                11/01/15          865      1,037,369
Avon Lake, Ohio, City School District
  General Obligation Bonds
    5.750%                                12/01/14        1,000      1,143,810
Cleveland, Ohio, Municipal School
  District General Obligation Bonds
    5.250%                                12/01/18        2,330      2,571,737
Marysville, Ohio, General Obligation
  Bonds
    6.000%                                12/01/29        1,000      1,173,760
Plain, Ohio, Local School District
  General Obligation Bonds
    6.000%                                12/01/25#       1,220      1,427,168
    6.000%                                12/01/25          280        320,538
Rickenbacker, Ohio, Port Authority
  Revenue Bonds Series A
    5.375%                                01/01/32        1,455      1,530,893


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
Steubenville, Ohio, Hospital
  Revenue Bonds
    6.375%                                10/01/20       $1,000   $  1,117,380
University of Akron, Ohio, General
  Receipts Revenue Bonds
    6.000%                                01/01/15        2,235      2,587,571
    6.000%                                01/01/16        1,110      1,285,103
                                                                  ------------
                                                                    14,195,329
                                                                  ------------
PENNSYLVANIA -- 1.0%
Chester County, Pennsylvania, Health
  & Educational Authority Hospital
  Revenue Bonds
    6.750%                                07/01/31        1,000      1,050,850
                                                                  ------------
RHODE ISLAND -- 1.7%
Cranston, Rhode Island, General
  Obligation Bonds
    6.375%                                11/15/14          500        586,555
    6.375%                                11/15/17        1,000      1,168,620
                                                                  ------------
                                                                     1,755,175
                                                                  ------------
SOUTH CAROLINA -- 1.0%
Medical University Hospital, South
  Carolina Hospital Authority,
  Hospital Facilities Revenue Bonds
  Series A
    5.000%                                08/15/31        1,000      1,017,520
                                                                  ------------
TENNESSEE -- 1.1%
White House Utility District,
  Tennessee, Robertson & Sumner
  Counties Water Revenue Bonds
    6.000%                                01/01/26        1,000      1,149,030
                                                                  ------------
TEXAS -- 11.8%
Birdville, Texas, Independent School
  District General Obligation Bonds
    6.000%                                02/15/21        2,135      2,414,728
Clint, Texas, Independent School
  District General Obligation Bonds
    6.000%                                02/15/16        1,710      1,963,559
Leander, Texas, Independent School
  District General Obligation Bonds
    0.000%                                08/15/24        5,000      1,576,400
Lewisville, Texas, Independent
  School District Refunding General
  Obligation Bonds
    6.000%                                08/15/17        3,130      3,555,993
Northside, Texas, Independent
  School District General Obligation
  Bonds
    6.000%                                08/15/14        1,000      1,160,367
Texas Municipal Power Agency
  Revenue Bonds
    4.750%                                09/01/14        1,750      1,800,015
                                                                  ------------
                                                                    12,471,062
                                                                  ------------


                       See Notes to Financial Statements.

                       HARRIS INSIGHT TAX-EXEMPT BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------
MUNICIPAL BONDS (CONTINUED)
VIRGINIA -- 4.9%
Henrico County, Virginia, Economic
  Development Authority Public
  Facilities Lease Revenue Bonds
  (Regional Jail Project)
    6.000%                                11/01/16       $1,000   $  1,159,870
    6.125%                                11/01/17        2,405      2,804,134
Virginia State Reservoir Authority
  Clean Water Revenue Bonds
  (State Revolving Fund)
    6.000%                                10/01/17        1,000      1,153,040
                                                                  ------------
                                                                     5,117,044
                                                                  ------------
TOTAL MUNICIPAL BONDS
  (Cost $92,290,673)                                               103,205,028
                                                                  ------------


                                                        SHARES
                                                       --------
TEMPORARY INVESTMENTS -- 0.8%
AIM Tax-Free Investment Co. Cash Reserve
  Portfolio                                             582,223        582,223
Goldman Sachs Financial Square Tax-Exempt
  Money Market Portfolio                                279,303        279,303
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $861,526)                                                      861,526
                                                                  ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $93,152,199)                                               104,066,554
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Interest receivable and other assets                                 1,393,375
Receivable for capital stock sold                                      156,813
Payable for capital stock redeemed                                     (98,533)
Dividends payable                                                     (293,676)
Investment advisory fee payable                                        (17,815)
Administration fees payable                                            (14,287)
Service plan fees payable                                               (6,005)
Accrued expenses                                                       (21,170)
                                                                  ------------
                                                                     1,098,702
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 6,930,165 Institutional Shares,
  2,238,606 N Shares, and 375,429 AShares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $105,165,256
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE ($76,362,122/6,930,165)                 $11.02
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($24,666,597/2,238,606)                             $11.02
                                                                        ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($4,136,537/375,429)                                      $11.02
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($11.02/0.955) (NOTE 5)                                   $11.54
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $93,152,199
                                                                   ===========
    Gross Appreciation                                             $10,914,355
    Gross Depreciation                                                      --
                                                                   -----------
    Net Appreciation                                               $10,914,355
                                                                   ===========
+  See Note 2a to the Financial Statements.
# These securities are subject to a demand feature which reduces the remaining maturity.



                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

AGENCY OBLIGATIONS -- 10.0%
Federal Home Loan Bank
    2.125%                                11/15/05       $  250    $   248,357
    2.500%                                11/15/05          100         99,660
    3.625%                                11/15/05          635        638,889
    2.375%                                02/15/06        2,000      1,985,346
    5.375%                                02/15/06          850        871,287
    2.375%                                04/05/06          540        535,523
Federal Home Loan Mortgage Corp.
    5.950%                                01/19/06          225        231,711
Federal National Mortgage Association
    2.750%                                08/11/06          500        496,955
                                                                   -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $5,130,312)                                                  5,107,728
                                                                   -----------
ASSET-BACKED SECURITIES -- 27.7%
Americredit Automobile Receivables
  Trust Series 2004-1, Class A2
    2.310%                                08/06/07          920        917,385
Ameriquest Mortgage Securities, Inc.
  Series 2003-5, Class A3
    3.027%                                07/25/33          483        482,247
California Infrastructure & Economic
  Development Bank Special Purpose
  Trust Southern California Edison Co.
  Series 1997-1, Class A6
    6.380%                                09/25/08          286        295,339
Capital Auto Receivables Asset Trust
  Series 2002-1, Class A4
    4.160%                                07/16/07          707        709,412
Capital One Master Trust
  Series 2002-4A, Class A
    4.900%                                03/15/10          480        495,481
Carmax Auto Owner Trust
  Series 2003-1, Class A4
    2.160%                                11/15/09        1,090      1,066,787
Chase Manhattan RV Owner Trust
  Series 1997-A, Class A10
    6.370%                                03/15/10          168        169,515
CIT Equipment Collateral
  Series 2002-VT1, Class A4
    4.670%                                12/21/09          650        654,709
CIT Home Equity Loan Trust
  Series 2003-1, Class A3
    2.790%                                03/20/29        1,150      1,143,297
Citibank Omni-S Master Trust
  Series 1999-1, Class A
    5.650%                                03/17/09          295        295,316
CNH Equipment Trust Series 2003-B,
  Class A3B
    2.470%                                01/15/08        1,200      1,191,028
Comed Transitional Funding Trust
  Series 1998-1, Class A5
    5.440%                                03/25/07          133        134,009
Daimler Chrysler Auto Trust
  Series 2002-A, Class A4
    4.490%                                10/06/08          240        241,481


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

ASSET-BACKED SECURITIES (CONTINUED)
Ford Credit Auto Owner Trust
  Series 2002-A, Class B
    4.790%                                11/15/06      $   730   $    735,947
Honda Auto Receivables Owner Trust
  Series 2004-3, Class A2
    2.480%                                05/18/07          740        735,639
Household Automotive Trust
  Series 2001-1, Class A4
    5.570%                                11/19/07          422        425,131
Origen Manufactured Housing
  Contract Trust Series 2004-B,
  Class A1
    2.870%                                06/15/13          877        869,722
PP&L Transition Bond Co., L.L.C.
  Series 1999-1, Class A5
    6.830%                                03/25/07           84         85,321
Renaissance Home Equity Loan
  Trust Series 2004-2, Class AF2
    3.902%                                07/25/34          740        738,155
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
    2.750%                                12/20/07          725        724,332
WFS Financial Owner Trust
  Series 2002-2, Class A4
    4.500%                                02/20/10        1,145      1,159,708
World Omni Auto Receivables Trust
  Series 2003-B, Class A4
    2.870%                                11/15/10          930        914,604
                                                                   -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $14,222,864)                                                14,184,565
                                                                   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.3%
Federal Home Loan Mortgage Corp.
  Series 2866, Class WA
    5.000%                                08/15/16        1,000      1,026,001
Government National Mortgage
  Association Series 2004-84, Class A
    3.624%                                05/16/17          644        640,469
                                                                   -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $1,671,605)                                                  1,666,470
                                                                   -----------
CORPORATE BONDS -- 44.5%
ELECTRIC -- 1.8%
Alabama Power Co.
    2.650%                                02/15/06          400        397,912
Dominion Resources, Inc.
    7.625%                                07/15/05          500        511,938
                                                                   -----------
                                                                       909,850
                                                                   -----------
FINANCE - BANK -- 9.0%
Bank One Corp.
    6.500%                                02/01/06          400        414,176
Chase Manhattan Corp.
    6.000%                                11/01/05        1,000      1,023,847
First Union Corp.
    6.625%                                07/15/05          340        346,589


                       See Notes to Financial Statements.

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
FINANCE - BANK (CONTINUED)
J.P. Morgan Chase & Co.
    6.250%                                01/15/06       $  820    $   844,120
Key Bank N.A.
    4.100%                                06/30/05        1,025      1,032,330
NationsBank Corp.
    6.500%                                03/15/06          903        935,769
                                                                   -----------
                                                                     4,596,831
                                                                   -----------
FINANCE - NON-BANK -- 20.8%
Allstate Corp.
    7.875%                                05/01/05          627        637,071
Boeing Capital Corp.
    4.290%                                06/20/05        1,000      1,007,100
CIT Group, Inc.
    4.125%                                02/21/06          935        944,760
Ford Motor Credit Co.
    7.750%                                03/15/05        1,150      1,160,853
General Electric Capital Corp.
    5.375%                                03/15/07          525        545,620
General Motors Acceptance Corp.
    4.150%                                02/07/05          790        791,303
Household Finance Corp.
    6.500%                                01/24/06        1,085      1,121,924
John Deere Capital Corp.
    4.125%                                07/15/05          656        660,539
Merrill Lynch & Co.
    2.940%                                01/30/06        1,000        997,046
National Rural Utilities Cooperative
  Finance Corp.
    6.125%                                05/15/05          800        809,850
    3.000%                                02/15/06          520        519,094
Salomon Smith Barney Holdings, Inc.
    6.250%                                01/15/05          220        220,219
SLM Corp.
    2.750%                                12/01/05        1,250      1,244,512
                                                                   -----------
                                                                    10,659,891
                                                                   -----------
INDUSTRIAL -- 10.2%
AOL Time Warner, Inc.
    5.625%                                05/01/05          410        413,809
Gannett Co., Inc.
    4.950%                                04/01/05          725        728,656
General Dynamics Corp.
    2.125%                                05/15/06          676        666,561
Kellogg Co.
    6.000%                                04/01/06        1,068      1,101,458
Viacom, Inc.
    7.750%                                06/01/05        1,060      1,078,971
Walt Disney Co.
    6.750%                                03/30/06        1,156      1,204,812
                                                                   -----------
                                                                     5,194,267
                                                                   -----------
TELEPHONES -- 0.7%
Verizon Global Funding Corp.
    6.750%                                12/01/05          360        371,732
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
TRANSPORTATION -- 2.0%
Burlington Northern Santa Fe Corp.
    6.375%                                12/15/05       $1,000    $ 1,029,683
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $22,849,631)                                                22,762,254
                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 2.1%
U.S. Treasury Notes
    1.875%                                12/31/05          600        594,985
    3.125%                                05/15/07          500        499,902
                                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,097,565)                                                  1,094,887
                                                                   -----------
VARIABLE RATE OBLIGATIONS ++ -- 8.3%
American Express Credit Corp.
    2.468%                                10/14/05          900        900,544
Countrywide Home Loans, Inc.
    2.669%                                03/29/06          950        950,018
Dominion Resources, Inc.
    2.590%                                05/15/06          700        701,755
Lehman Brothers Holdings, Inc.
    2.420%                                04/03/06          725        725,633
National Rural Utilities Cooperative
  Finance Corp.
    2.400%                                02/17/06          500        500,473
U.S. Bank N.A.
    2.680%                                06/14/05          465        465,492
                                                                   -----------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $4,242,961)                                                  4,243,915
                                                                   -----------
COMMERCIAL PAPER -- 3.3%
Market Street Funding Corp.
    2.200%                                01/03/05          800        799,902
UBS Finance, L.L.C.
    2.120%                                01/03/05          887        886,896
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (Cost $1,686,798)                                                  1,686,798
                                                                   -----------


                                                        SHARES
                                                       --------
TEMPORARY INVESTMENTS -- 0.0%
AIM Short-Term Investment Co. Liquid
  Assets Prime Portfolio
  (Cost $1)                                                   1              1
                                                                   -----------
TOTAL INVESTMENTS -- 99.2%
  (Cost $50,901,737)                                                50,746,618
                                                                   -----------
OTHER ASSETS AND LIABILITIES -- 0.8%
Interest receivable and other assets                                   526,020
Payable for capital stock redeemed                                     (21,035)
Dividends payable                                                      (59,674)
Investment advisory fee payable                                         (4,069)
Administration fees payable                                             (1,925)
Accrued expenses                                                      (103,232)
                                                                   -----------
                                                                       336,085
                                                                   -----------


                       See Notes to Financial Statements.
66

                  HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                                      VALUE +
                                                                   -----------

NET ASSETS -- 100.0%
Applicable to 5,149,723 Institutional Shares
  of beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                   $51,082,703
                                                                   ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($51,082,703/5,149,723)                                                $9.92
                                                                         =====

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $50,901,737
                                                                   ===========
    Gross Appreciation                                             $    10,810
    Gross Depreciation                                                (165,929)
                                                                   -----------
    Net Depreciation                                               $  (155,119)
                                                                   ===========

+   See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/04.





                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                        SHARES       VALUE +
                                                       --------   ------------

COMMON STOCK -- 64.0%
AEROSPACE & DEFENSE -- 1.0%
Precision Castparts Corp.                                 2,000   $    131,360
Rockwell Collins, Inc.                                    8,850        349,044
United Defense Industries, Inc.*                          5,070        239,557
                                                                  ------------
                                                                       719,961
                                                                  ------------
AUTO COMPONENTS -- 0.4%
Lear Corp. a                                              4,600        280,646
                                                                  ------------
AUTOMOBILES -- 0.7%
Ford Motor Co.                                           31,800        465,552
                                                                  ------------
BANKS -- 4.7%
Banco Latinoamericano de Exportaciones
  S. A. Class E                                           6,300        125,622
Bank of America Corp.                                     9,700        455,803
Capital Crossing Bank*                                    2,700         82,863
CVB Financial Corp.                                       5,674        150,702
Hibernia Corp. Class A a                                  9,800        289,198
Irwin Financial Corp.                                     3,643        103,425
KeyCorp a                                                 9,700        328,830
Nara Bancorp, Inc.                                        6,952        147,869
Pacific Capital Bancorp                                   4,556        154,858
Provident Bankshares Corp.                                1,100         40,007
U.S. Bancorp                                             23,360        731,635
Wachovia Corp.                                            8,900        468,140
Webster Financial Corp.                                   3,160        160,022
                                                                  ------------
                                                                     3,238,974
                                                                  ------------
BEVERAGES -- 0.5%
Coca-Cola Enterprises, Inc.                               1,750         36,487
Pepsi Bottling Group, Inc.                                4,700        127,088
PepsiCo, Inc.                                             2,950        153,990
                                                                  ------------
                                                                       317,565
                                                                  ------------
BIOTECHNOLOGY -- 0.4%
Biogen IDEC, Inc.*                                        2,100        139,881
Celgene Corp.* a                                          2,600         68,978
Charles River Laboratories International,
  Inc.*                                                   1,650         75,916
                                                                  ------------
                                                                       284,775
                                                                  ------------
BUILDING PRODUCTS -- 0.8%
Masco Corp. a                                             5,700        208,221
USG Corp.* a                                              8,496        342,134
                                                                  ------------
                                                                       550,355
                                                                  ------------
CASINOS -- 1.3%
Caesars Entertainment, Inc.*                             29,700        598,158
Shuffle Master, Inc.* a                                   5,777        272,097
                                                                  ------------
                                                                       870,255
                                                                  ------------
CHEMICALS -- 0.6%
Ecolab, Inc. a                                            2,100         73,773
International Flavors & Fragrances, Inc.                  2,000         85,680
Methanex Corp.                                           14,140        258,196
                                                                  ------------
                                                                       417,649
                                                                  ------------


                                                        SHARES       VALUE +
                                                       --------   ------------
COMMON STOCK (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES -- 1.9%
Apollo Group, Inc. Class A* a                               800   $     64,568
Cendant Corp. a                                          24,400        570,472
Dun & Bradstreet Corp.*                                   8,200        489,130
Republic Services, Inc.                                   6,300        211,302
                                                                  ------------
                                                                     1,335,472
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 2.2%
Cisco Systems, Inc.*                                     12,750        246,075
Emulex Corp.*                                             3,730         62,813
Freescale Semiconductor, Inc. Class B*                    1,270         23,317
Harris Corp. a                                            2,800        173,012
Motorola, Inc. a                                         17,500        301,000
Qualcomm, Inc.                                           17,450        739,880
                                                                  ------------
                                                                     1,546,097
                                                                  ------------
COMPUTERS & PERIPHERALS -- 1.6%
Apple Computer, Inc.*                                     4,500        289,800
Dell, Inc.*                                               4,340        182,888
Hewlett-Packard Co.                                      29,200        612,324
                                                                  ------------
                                                                     1,085,012
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.2%
NVR, Inc.*                                                  200        153,880
                                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
Ball Corp.                                                2,000         87,960
                                                                  ------------
DISTRIBUTORS -- 0.2%
Brightpoint, Inc.*                                        5,920        115,677
                                                                  ------------
DIVERSIFIED FINANCIALS -- 3.6%
Advanta Corp. Class B                                     6,381        154,867
Arch Capital Group, Ltd.*                                 6,800        263,160
Capital One Financial Corp. a                             4,630        389,892
CompuCredit Corp.*                                        8,540        233,484
Corrections Corp. of America*                             5,850        236,632
Federated Investors, Inc. Class B                         3,600        109,440
Franklin Resources, Inc.                                  3,900        271,635
Friedman, Billings, Ramsey Group, Inc.
  Class A                                                 2,450         47,506
Moody's Corp. a                                           6,700        581,895
Raymond James Financial, Inc.                             6,200        192,076
                                                                  ------------
                                                                     2,480,587
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 0.7%
Sprint Corp. (FON Group)                                 19,900        494,515
                                                                  ------------
ELECTRIC UTILITIES -- 1.3%
Cleco Corp.                                               2,495         50,549
Exelon Corp. a                                            7,200        317,304
TXU Corp. a                                               3,500        225,960
Xcel Energy, Inc. a                                      17,300        314,860
                                                                  ------------
                                                                       908,673
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.4%
AMETEK, Inc.                                              8,700        310,329
                                                                  ------------


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                        SHARES       VALUE +
                                                       --------   ------------

COMMON STOCK (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.1%
Flextronics International, Ltd.* a                       15,800   $    218,356
Ingram Micro, Inc. Class A*                               4,800         99,840
Jabil Circuit, Inc.*                                     12,100        309,518
Sanmina-SCI Corp.*                                       18,500        156,695
                                                                  ------------
                                                                       784,409
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
Denbury Resources, Inc.*                                 10,180        279,441
                                                                  ------------
FOOD & DRUG RETAILING -- 1.5%
Costco Wholesale Corp. a                                 13,450        651,114
CVS Corp.                                                 1,100         49,577
Ruddick Corp.                                             6,465        140,226
Wal-Mart Stores, Inc.                                     1,650         87,153
Walgreen Co.                                              2,400         92,088
                                                                  ------------
                                                                     1,020,158
                                                                  ------------
FOOD PRODUCTS -- 0.6%
Chiquita Brands International, Inc.                      12,950        285,677
Tyson Foods, Inc. Class A                                 6,700        123,280
                                                                  ------------
                                                                       408,957
                                                                  ------------
GAS UTILITIES -- 1.2%
AGL Resources, Inc.                                       5,215        173,347
Kinder Morgan, Inc.                                         700         51,191
ONEOK, Inc. a                                            20,205        574,226
                                                                  ------------
                                                                       798,764
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
Bausch & Lomb, Inc.                                       3,400        219,164
Beckman Coulter, Inc.                                    10,700        716,793
Becton, Dickinson & Co.                                     750         42,600
Biomet, Inc.                                              4,600        199,594
Boston Scientific Corp.*                                  1,400         49,770
Cytyc Corp.*                                              4,300        118,551
PerkinElmer, Inc.                                         7,300        164,177
Stryker Corp.                                             5,370        259,102
                                                                  ------------
                                                                     1,769,751
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 4.3%
Caremark Rx, Inc.* a                                      6,445        254,126
CIGNA Corp.                                               1,900        154,983
Coventry Health Care, Inc.*                               2,150        114,122
Genentech, Inc.* a                                        2,150        117,046
Gilead Sciences, Inc.*                                    3,650        127,714
Humana, Inc.*                                            14,300        424,567
IMS Health, Inc.                                          8,800        204,248
Invitrogen Corp.*                                         3,000        201,390
PacifiCare Health Systems, Inc.*                          7,500        423,900
PAREXEL International Corp.*                              6,500        131,950
Priority Healthcare Corp. Class B*                        9,819        213,760
Psychiatric Solutions, Inc.*                              6,843        250,180
Sunrise Senior Living, Inc.*                              3,000        139,080
UnitedHealth Group, Inc.                                  1,112         97,889
WellPoint, Inc.*                                          1,200        138,000
                                                                  ------------
                                                                     2,992,955
                                                                  ------------


                                                        SHARES       VALUE +
                                                       --------   ------------

COMMON STOCK (CONTINUED)
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Bluegreen Corp.*                                          8,000   $    158,640
Starbucks Corp.* a                                        4,300        268,148
Yum! Brands, Inc.                                        11,900        561,442
                                                                  ------------
                                                                       988,230
                                                                  ------------
HOUSEHOLD DURABLES -- 0.1%
Lennar Corp. Class A                                        800         45,344
                                                                  ------------
HOUSEHOLD PRODUCTS -- 1.2%
Procter & Gamble Co.                                     15,080        830,606
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 2.7%
General Electric Co.                                     28,490      1,039,885
Tyco International, Ltd. a                               22,200        793,428
                                                                  ------------
                                                                     1,833,313
                                                                  ------------
INSURANCE -- 4.0%
AFLAC, Inc.                                               7,800        310,752
Allstate Corp.                                            9,700        501,684
American Financial Group, Inc.                            4,700        147,157
AmerUs Group Co. a                                        8,610        390,033
LandAmerica Financial Group, Inc.                         2,480        133,746
MetLife, Inc.                                             9,800        396,998
SAFECO Corp. a                                           11,300        590,312
W. R. Berkley Corp.                                       5,600        264,152
                                                                  ------------
                                                                     2,734,834
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 0.7%
Activision, Inc.*                                         4,500         90,810
Open Text Corp.* a                                        6,750        135,337
Websense, Inc.*                                           2,925        148,356
Yahoo!, Inc.* a                                           3,600        135,648
                                                                  ------------
                                                                       510,151
                                                                  ------------
IT CONSULTING & SERVICES -- 1.8%
Accenture, Ltd. Class A*                                 16,300        440,100
Agilysys, Inc.                                           13,547        232,196
Computer Sciences Corp.*                                 10,500        591,885
                                                                  ------------
                                                                     1,264,181
                                                                  ------------
MACHINERY -- 0.5%
Flowserve Corp.*                                          3,105         85,512
ITT Industries, Inc.                                      1,100         92,895
Pall Corp.                                                4,600        133,170
                                                                  ------------
                                                                       311,577
                                                                  ------------
MARINE -- 0.3%
General Maritime Corp.*                                   6,045        241,498
                                                                  ------------
MEDIA -- 0.4%
Walt Disney Co.                                          10,200        283,560
                                                                  ------------
METALS & MINING -- 1.5%
Alliance Resource Partners L.P.                           3,849        284,826
Commercial Metals Co.                                     3,169        160,225
Nucor Corp.                                               2,500        130,850
Olympic Steel, Inc.* a                                    9,711        257,438
Phelps Dodge Corp. a                                      1,900        187,948
                                                                  ------------
                                                                     1,021,287
                                                                  ------------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                        SHARES       VALUE +
                                                       --------   ------------

COMMON STOCK (CONTINUED)
MULTILINE RETAIL -- 0.3%
ShopKo Stores, Inc.*                                      9,610       $179,515
                                                                  ------------
OIL & GAS -- 4.2%
Burlington Resources, Inc.                                6,300        274,050
ConocoPhillips                                            8,300        720,689
Exxon Mobil Corp.                                        16,090        824,773
Marathon Oil Corp.                                        7,200        270,792
Newfield Exploration Co.*                                   750         44,288
Tesoro Corp.*                                             6,070        193,390
Valero Energy Corp.                                       8,400        381,360
XTO Energy, Inc.                                          5,500        194,590
                                                                  ------------
                                                                     2,903,932
                                                                  ------------
PERSONAL PRODUCTS -- 0.7%
Alberto-Culver Co.                                        4,200        203,994
Avon Products, Inc. a                                     6,800        263,160
                                                                  ------------
                                                                       467,154
                                                                  ------------
PHARMACEUTICALS -- 2.3%
Abbott Laboratories                                       2,600        121,290
Bristol-Myers Squibb Co. a                                6,500        166,530
Eli Lilly & Co.                                           1,650         93,638
Johnson & Johnson                                         5,540        351,347
Perrigo Co.                                               9,200        158,884
Pfizer, Inc.                                             24,960        671,174
                                                                  ------------
                                                                     1,562,863
                                                                  ------------
REAL ESTATE -- 0.6%
American Home Mortgage Investment
  Corp. a                                                 3,000        102,750
Inland Real Estate Corp.                                  3,845         61,328
New Century Financial Corp. a                             2,849        182,080
Town & Country Trust                                      2,140         59,128
                                                                  ------------
                                                                       405,286
                                                                  ------------
ROAD & RAIL -- 1.3%
Burlington Northern Santa Fe Corp.                        7,400        350,094
Dollar Thrifty Automotive Group, Inc.*                    7,280        219,856
Landstar System, Inc.*                                    4,079        300,378
                                                                  ------------
                                                                       870,328
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.8%
Advanced Micro Devices, Inc.* a                           3,200         70,464
AMIS Holdings, Inc.*                                      7,150        118,118
Intel Corp.                                              10,770        251,910
Maxim Integrated Products, Inc. a                         1,100         46,629
Texas Instruments, Inc.                                   3,000         73,860
                                                                  ------------
                                                                       560,981
                                                                  ------------
SOFTWARE -- 2.8%
Adobe Systems, Inc. a                                     2,800        175,672
Autodesk, Inc.                                           18,000        683,100
Microsoft Corp.                                          23,440        626,083
Oracle Corp.*                                            26,210        359,601
Symantec Corp.*                                           4,100        105,616
Ulticom, Inc.*                                               32            513
                                                                  ------------
                                                                     1,950,585
                                                                  ------------


                                                        SHARES       VALUE +
                                                       --------   ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL -- 1.1%
American Eagle Outfitters, Inc. a                         4,050   $    190,755
Home Depot, Inc. a                                        4,500        192,330
Staples, Inc.                                            10,650        359,012
                                                                  ------------
                                                                       742,097
                                                                  ------------
TEXTILES & APPAREL -- 0.4%
Coach, Inc.* a                                            4,870        274,668
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.6%
Nextel Communications, Inc. Class A* a                    2,700         81,000
Vodafone Group P.L.C                                     11,000        301,180
                                                                  ------------
                                                                       382,180
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $34,900,044)                                                44,082,539
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)
--------                                  --------      -------

ASSET-BACKED SECURITIES -- 3.7%
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A8
    6.480%                                12/26/09       $  215        229,646
Citibank Credit Card Issuance Trust
  Series 2001-C3, Class C3
    6.650%                                05/15/08          220        228,897
Citibank Credit Card Issuance Trust
  Series 2004-A1, Class A1
    2.550%                                01/20/09          250        245,746
Providian Gateway Master Trust
  Series 2004-DA 144A, Class A f
    3.350%                                09/15/11          240        237,787
Residential Funding Mortgage
  Securities Series 2001-HS2,
  Class A5
    6.920%                                04/25/31          346        345,030
Structured Asset Securities Corp.
  Series 2004-5H, Class A2
    4.430%                                12/25/33          340        340,052
Volkswagen Auto Lease Trust
  Series 2002-A, Class A4
    2.750%                                12/20/07          700        699,355
Volkswagen Auto Loan Enhanced
  Trust Series 2003-2, Class A4
    2.940%                                03/22/10          220        217,517
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $2,584,675)                                                  2,544,030
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.5%
DLJ Commercial Mortgage Corp.
  Series 1998-CF2, Class A1A
    5.880%                                11/12/31            6          6,682
Federal Home Loan Mortgage Corp.
  Series 1385, Class J
    7.000%                                10/15/07          300        310,553

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 2513, Class JE
    5.000%                                10/15/17       $  450   $    456,516
Federal Home Loan Mortgage Corp.
  Series 2760, Class GC
    3.500%                                02/15/11          300        300,533
Federal Home Loan Mortgage Corp.
  Series 2770, Class LA
    4.500%                                04/15/33          336        328,439
Federal Home Loan Mortgage Corp.
  Series 2886, Class BE
    4.500%                                11/15/19          260        249,229
Federal National Mortgage
  Association Series 1993-197,
  Class SB
   12.688%                                10/25/08           68         73,642
Federal National Mortgage
  Association Series 1997-20,
  Class IO
    1.840%                                03/25/27          615         30,763
Federal National Mortgage
  Association Series 1997-84,
  Class PL IO
    6.500%                                02/25/09          127          7,425
Federal National Mortgage
  Association Series 2000-M1,
  Class B
    7.432%                                11/17/18          240        252,693
Federal National Mortgage
  Association Series 2000-T8,
  Class A
    7.419%                                12/25/30           54         56,898
Federal National Mortgage
  Association Series 2001-68,
  Class PV
    6.000%                                11/25/18          485        502,909
Federal National Mortgage
  Association Series 2001-69,
  Class PE
    6.000%                                11/25/15          680        691,697
Federal National Mortgage
  Association Series 2002-73,
  Class OE
    5.000%                                11/25/17          400        405,205
Federal National Mortgage
  Association Series 2003-W6,
  Class 2A2
    3.110%                                09/25/42          239        238,379
Federal National Mortgage
  Association Grantor Trust
  Series 2004-T1, Class 1A1
    6.000%                                01/25/44          339        349,773
Government National Mortgage
  Association Series 2004-84,
  Class XC IO
    0.521%                                09/16/44        4,093        248,675
LB-UBS Commercial Mortgage
  Trust Series 2003-C1, Class A4
    4.394%                                03/17/32          440        432,185


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Master Asset Securitization Trust
Series 2003-7, Class 4A33
    5.250%                                09/25/33       $  200   $    196,725
Morgan Stanley Dean Witter
  Capital I Series 2003-TOP9,
  Class A2
    4.740%                                11/13/36          195        196,578
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2004-14, Class 1A
    5.127%                                10/25/34          325        330,452
Structured Asset Securities Corp.
  Series 1998-RF3, Class AIO IO
    6.100%                                06/15/28          150         16,131
Structured Asset Securities Corp.
  Series 2003-34A, Class 6A
    5.112%                                11/25/33          294        296,469
Washington Mutual Mortgage
  Securities Corp. Series 2002-S8,
  Class 2A7
    5.250%                                01/25/18          455        449,281
Washington Mutual Mortgage
  Securities Corp. Series 2004-AR14,
  Class A1
    4.283%                                01/25/35          500        496,055
Wells Fargo Mortgage Backed
  Securities Trust Series 2004-7,
  Class 2A2
    5.000%                                07/25/19          312        314,945
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $7,291,353)                                                  7,238,832
                                                                  ------------
MORTGAGE-BACKED SECURITIES -- 5.4%
Federal Home Loan Mortgage Corp.
  Pool #A15284
    5.500%                                10/01/33          589        599,144
Federal National Mortgage
  Association b
    6.000%                                12/15/35          690        712,964
Federal National Mortgage
  Association Pool #345739
    7.500%                                03/01/27            4          4,776
Federal National Mortgage
  Association Pool #357576
    5.000%                                05/01/34          485        481,754
Federal National Mortgage
  Association Pool #363317
    7.500%                                11/01/26            0            270
Federal National Mortgage
  Association Pool #368941
    7.500%                                12/01/26           18         19,855
Federal National Mortgage
  Association Pool #371323
    7.500%                                03/01/27           23         24,186
Federal National Mortgage
  Association Pool #555880
    5.500%                                11/01/33          383        388,868


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage
  Association Pool #755074
    5.500%                                12/01/33       $  496   $    504,484
Federal National Mortgage
  Association Pool #756294
    5.500%                                12/01/33          114        115,795
Federal National Mortgage
  Association Pool #759299
    5.500%                                01/01/34          340        345,619
Government National Mortgage
  Association Pool #442138
    8.000%                                11/15/26           60         64,964
Government National Mortgage
  Association Pool #553367
    5.500%                                07/15/33          404        413,377
Government National Mortgage
  Association Pool #555127
    7.000%                                09/15/31           15         16,038
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $3,660,724)                                                  3,692,094
                                                                  ------------
CORPORATE BONDS -- 10.5%
ELECTRIC -- 0.6%
AEP Texas Central Co.
    5.500%                                02/15/13          100        104,025
Consolidated Edison Co. of New York
    5.700%                                02/01/34           50         51,521
Constellation Energy Group, Inc.
    7.600%                                04/01/32           60         72,804
PECO Energy Co.
    3.500%                                05/01/08          200        198,741
                                                                  ------------
                                                                       427,091
                                                                  ------------
FINANCE - BANK -- 2.0%
Bank of America Corp.
    4.375%                                12/01/10          220        220,940
Capital One Bank
    4.250%                                12/01/08          160        161,307
    5.000%                                06/15/09          125        128,841
European Investment Bank
    2.375%                                06/15/07          230        224,666
J.P. Morgan Chase & Co.
    3.800%                                10/02/09          200        197,490
Manufacturers & Traders Trust Co.
    8.000%                                10/01/10          125        148,419
PNC Funding Corp.
    5.250%                                11/15/15          200        203,048
Royal Bank of Scotland Group P.L.C.
    5.000%                                10/01/14          100        101,204
                                                                  ------------
                                                                     1,385,915
                                                                  ------------
FINANCE - NON-BANK -- 2.4%
Associates Corp. N.A.
    6.950%                                11/01/18           60         69,618
Boeing Capital Corp.
    7.375%                                09/27/10          180        207,773
CIT Group, Inc. a
    5.000%                                02/13/14           55         55,009


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
FINANCE - NON-BANK (CONTINUED)
Ford Motor Credit Corp.
    5.800%                                01/12/09      $   150   $    153,457
General Electric Capital Corp.
    4.750%                                09/15/14           90         89,882
General Motors Acceptance Corp.
    5.625%                                05/15/09          120        120,119
Lehman Brothers Holdings, Inc.
    4.000%                                01/22/08           55         55,419
    7.000%                                02/01/08           40         43,734
Merrill Lynch & Co., Inc.
    4.125%                                09/10/09          100        100,037
MetLife, Inc.
    6.375%                                06/15/34          150        161,686
Prudential Financial, Inc.
    4.500%                                07/15/13          150        145,230
Simon Property Group L.P.
    5.375%                                08/28/08           35         36,517
SLM Corp.
    5.375%                                05/15/14          220        227,618
Textron Financial Corp.
    5.875%                                06/01/07          200        210,363
                                                                  ------------
                                                                     1,676,462
                                                                  ------------
INDUSTRIAL -- 3.1%
Boeing Co.
    8.750%                                09/15/31          100        140,581
Centex Corp.
    4.750%                                01/15/08          130        132,720
Comcast Cable Communications, Inc.
    7.125%                                06/15/13           75         87,032
Comcast Corp. a
    5.300%                                01/15/14           90         92,984
First Data Corp.
    4.850%                                10/01/14          120        120,707
General Mills, Inc.
    6.000%                                02/15/12          125        135,840
Goodrich Corp.
    6.450%                                12/15/07          150        161,206
H.J. Heinz Co.
    6.000%                                03/15/08          225        240,052
John Deere Capital Corp.
    5.100%                                01/15/13          150        154,502
Kohls Corp.
    6.300%                                03/01/11          220        241,336
Kroger Co.
    6.800%                                04/01/11           85         95,915
News America, Inc.
    6.550%                                03/15/33          100        106,784
PHH Corp.
    6.000%                                03/01/08          100        105,528
Procter & Gamble Co. - Guaranteed
  ESOP Debentures Series A
    9.360%                                01/01/21          150        199,619
Time Warner, Inc.
    6.875%                                06/15/18          120        135,995
                                                                  ------------
                                                                     2,150,801
                                                                  ------------

                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

CORPORATE BONDS (CONTINUED)
NATURAL GAS -- 0.6%
Duke Energy Field Services
    7.875%                                08/16/10       $  150   $    175,149
Kinder Morgan, Inc.
    6.650%                                03/01/05          200        201,278
                                                                  ------------
                                                                       376,427
                                                                  ------------
OIL -- 0.5%
Anadarko Finance Co.
    7.500%                                05/01/31          120        149,152
Conoco, Inc.
    6.950%                                04/15/29          165        195,458
                                                                  ------------
                                                                       344,610
                                                                  ------------
TELEPHONES -- 1.2%
BellSouth Corp.
    6.000%                                11/15/34          235        238,959
France Telecom S.A.
    8.500%                                03/01/11          100        119,437
Sprint Capital Corp.
    6.900%                                05/01/19          120        134,557
Verizon Global Funding Corp.
    7.750%                                12/01/30           30         37,417
Vodafone Group P.L.C.
    7.750%                                02/15/10          250        290,426
                                                                  ------------
                                                                       820,796
                                                                  ------------
TRANSPORTATION -- 0.1%
CSX Corp.
    6.750%                                03/15/11           50         56,036
                                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $6,958,691)                                                  7,238,138
                                                                  ------------
U.S. TREASURY OBLIGATIONS -- 3.6%
U.S. TREASURY BONDS -- 1.6%
    8.750%                                05/15/17          243        340,570
    8.750%                                08/15/20           35         50,602
    7.625%                                02/15/25          100        135,465
    5.500%                                08/15/28          564        610,619
                                                                  ------------
                                                                     1,137,256
                                                                  ------------
U.S. TREASURY NOTES -- 2.0%
    5.750%                                11/15/05          705        723,286
    6.000%                                08/15/09          465        512,990
    3.375%                                10/15/09          115        113,904
                                                                  ------------
                                                                     1,350,180
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,489,812)                                                  2,487,436
                                                                  ------------
COMMERCIAL PAPER -- 1.0%
Compass Securitization, L.L.C.
  (Cost $719,107)
    2.350%                                01/20/05          720        719,107
                                                                  ------------


                                                        SHARES       VALUE +
                                                       --------   ------------

TEMPORARY INVESTMENTS -- 1.9%
Dreyfus Cash Management Plus #719                         1,128   $      1,128
Goldman Sachs Financial Square
  Money Market Portfolio                                588,570        588,570
J.P. Morgan Institutional Prime
  Money Market Portfolio                                729,073        729,073
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,318,771)                                                  1,318,771
                                                                  ------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)
--------                                  --------      -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 15.5%
CERTIFICATES OF DEPOSIT -- 5.5%
Banco Santander S.A.
    2.315%                                06/07/05       $  738        738,076
Canadian Imperial Bank of Commerce
    2.372%                                01/31/05          172        172,171
    1.720%                                05/25/05          172        172,277
Credit Suisse First Boston
    2.360%                                01/24/05        1,559      1,559,472
Fortis Bank
    2.055%                                06/08/05          115        114,555
Skandinaviska Enskilda Banken AB
    2.350%                                01/28/05        1,069      1,068,775
                                                                  ------------
                                                                     3,825,326
                                                                  ------------
COMMERCIAL PAPER -- 2.4%
Citigroup, Inc.
    2.304%                                01/10/05          131        130,714
Rabobank USA Finance Corp.
    2.170%                                01/03/05          758        758,359
UBS Finance, L.L.C.
    2.230%                                01/03/05          758        758,355
                                                                  ------------
                                                                     1,647,428
                                                                  ------------
TIME DEPOSITS -- 1.1%
Bank of America N.A.
    1.500%                                01/03/05          372        371,577
Chase Manhattan Bank
    2.250%                                01/03/05          381        380,790
                                                                  ------------
                                                                       752,367
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 6.5%
Bank of America N.A.
    2.300%                                06/09/05          279        278,565
Bear Stearns Co., Inc.
    2.280%                                03/22/05          317        316,980
ForeningsSparbanken AB
    2.362%                                01/18/05          677        676,882
Goldman Sachs Group, Inc.
    2.330%                                07/29/05          468        468,454
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05          394        394,418
    2.380%                                01/05/05        1,443      1,443,492
Morgan Stanley
    2.330%                                04/12/05          302        302,402


                       See Notes to Financial Statements.

                          HARRIS INSIGHT BALANCED FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                    MATURITY       (000)       VALUE +
--------                                  --------      -------   ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS (CONTINUED)
Natexis Banques
    2.297%                                01/19/05      $   216   $    216,055
Sedna Finance Corp.
    2.372%                                10/17/05          353        352,750
                                                                  ------------
                                                                     4,449,998
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
    (Cost $10,675,119)                                              10,675,119
                                                                  ------------
TOTAL INVESTMENTS -- 116.1%
    (Cost $70,598,296)                                              79,996,066
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (16.1%)
Dividends receivable and other assets                                  259,086
Receivable for capital stock sold                                       82,311
Payable upon return of collateral on securities loaned             (10,675,119)
Payable for securities purchased                                      (714,667)
Payable for capital stock redeemed                                        (426)
Investment advisory fee payable                                        (28,390)
Administration fees payable                                             (9,116)
Service plan fees payable                                               (1,043)
Accrued expenses                                                       (18,066)
                                                                  ------------
                                                                   (11,105,430)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 4,273,968 Institutional Shares,
  212,534 N Shares, and 109,611 A Shares of
  beneficial interest outstanding, $.001
  par value (indefinite number of shares has
  been authorized for each class of shares
  of the Fund) (Note 8)                                           $ 68,890,636
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($64,064,919/4,273,968)                                               $14.99
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($3,185,352/212,534)                                $14.99
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($1,640,365/109,611)                                $14.97
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($14.97/0.945) (NOTE 5)                                   $15.84
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                          $70,687,583
                                                                   ===========
    Gross Appreciation                                             $10,096,966
    Gross Depreciation                                                (788,483)
                                                                   -----------
    Net Appreciation                                               $ 9,308,483
                                                                   ===========

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $10,304,898, and the total market value of the collateral held by the portfolio is $10,675,119.
b Represents "to-be-announced" (TBA) transactions. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The cost of the security held at December 31, 2004, is $713,288.
f Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.
IO -- Interest Only Security.




                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                          SHARES     VALUE +
                                                         -------  ------------

COMMON STOCK -- 98.9%
AEROSPACE & DEFENSE -- 3.6%
General Dynamics Corp.                                    23,900  $  2,499,940
Rockwell Collins, Inc.                                    37,900     1,494,776
United Defense Industries, Inc.*                          17,900       845,775
                                                                  ------------
                                                                     4,840,491
                                                                  ------------
AUTO COMPONENTS -- 1.2%
TRW Automotive Holdings Corp.*                            74,600     1,544,220
                                                                  ------------
BANKS -- 5.4%
Bank of America Corp.                                     50,600     2,377,694
U.S. Bancorp                                              54,120     1,695,038
Wachovia Corp.                                            59,000     3,103,400
                                                                  ------------
                                                                     7,176,132
                                                                  ------------
CHEMICALS -- 2.1%
Monsanto Co.                                              36,100     2,005,355
Praxair, Inc.                                             19,200       847,680
                                                                  ------------
                                                                     2,853,035
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 3.2%
Alliance Data Systems Corp.* a                            16,500       783,420
Cendant Corp.                                            103,400     2,417,492
Certegy, Inc.                                             27,900       991,287
                                                                  ------------
                                                                     4,192,199
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 3.0%
Motorola, Inc.                                            74,600     1,283,120
Qualcomm, Inc.                                            64,600     2,739,040
                                                                  ------------
                                                                     4,022,160
                                                                  ------------
COMPUTERS & PERIPHERALS -- 4.2%
Apple Computer, Inc.*                                     24,600     1,584,240
Dell, Inc.*                                               49,960     2,105,314
EMC Corp.*                                                67,400     1,002,238
International Business Machines Corp.                      8,910       878,348
                                                                  ------------
                                                                     5,570,140
                                                                  ------------
DIVERSIFIED FINANCIALS -- 9.0%
Bear Stearns Cos., Inc.                                   14,800     1,514,188
Capital One Financial Corp. a                             19,212     1,617,842
CIT Group, Inc.                                           24,600     1,127,172
Citigroup, Inc.                                           22,404     1,079,425
JPMorgan Chase & Co.                                      53,600     2,090,936
Lehman Brothers Holdings, Inc. a                          30,400     2,659,392
Moody's Corp.                                             22,500     1,954,125
                                                                  ------------
                                                                    12,043,080
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.5%
Sprint Corp. (FON Group)                                  81,000     2,012,850
                                                                  ------------
ELECTRIC UTILITIES -- 3.2%
Southern Co. a                                            88,180     2,955,794
Xcel Energy, Inc.                                         73,500     1,337,700
                                                                  ------------
                                                                     4,293,494
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.5%
AMETEK, Inc.                                              19,100       681,297
                                                                  ------------


                                                          SHARES     VALUE +
                                                         -------  ------------

COMMON STOCK (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.3%
Arrow Electronics, Inc.* a                                50,000  $  1,215,000
Avnet, Inc.* a                                            30,100       549,024
                                                                  ------------
                                                                     1,764,024
                                                                  ------------
FOOD & DRUG RETAILING -- 2.5%
Costco Wholesale Corp. a                                  14,100       682,581
CVS Corp.                                                 35,400     1,595,478
Wal-Mart Stores, Inc.                                     20,625     1,089,413
                                                                  ------------
                                                                     3,367,472
                                                                  ------------
FOOD PRODUCTS -- 1.2%
Bunge, Ltd. a                                             27,500     1,567,775
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.9%
Beckman Coulter, Inc.                                     28,860     1,933,331
Boston Scientific Corp.*                                  28,600     1,016,730
Guidant Corp.                                              9,900       713,790
Medtronic, Inc.                                           23,600     1,172,212
Stryker Corp.                                             34,900     1,683,925
                                                                  ------------
                                                                     6,519,988
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
Caremark Rx, Inc.* a                                      35,543     1,401,461
Invitrogen Corp.*                                         14,200       953,246
WellPoint, Inc.*                                          14,100     1,621,500
                                                                  ------------
                                                                     3,976,207
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
Starbucks Corp.* a                                        11,450       714,022
Yum! Brands, Inc.                                         34,000     1,604,120
                                                                  ------------
                                                                     2,318,142
                                                                  ------------
HOUSEHOLD DURABLES -- 1.5%
D.R. Horton, Inc.                                         49,300     1,987,283
                                                                  ------------
HOUSEHOLD PRODUCTS -- 2.5%
Procter & Gamble Co.                                      59,540     3,279,463
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 4.6%
General Electric Co.                                      99,852     3,644,598
3M Co.                                                    16,700     1,370,569
Tyco International, Ltd.                                  31,200     1,115,088
                                                                  ------------
                                                                     6,130,255
                                                                  ------------
INSURANCE -- 3.0%
Allstate Corp.                                            18,800       972,336
Assurant, Inc.                                            45,400     1,386,970
MetLife, Inc.                                             41,100     1,664,961
                                                                  ------------
                                                                     4,024,267
                                                                  ------------
MACHINERY -- 3.7%
American Standard Cos., Inc.*                             23,700       979,284
Danaher Corp.                                             44,400     2,549,004
Deere & Co.                                               18,800     1,398,720
                                                                  ------------
                                                                     4,927,008
                                                                  ------------
MEDIA -- 0.4%
Viacom, Inc. Class B                                      13,620       495,632
                                                                  ------------

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                          SHARES     VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
METALS & MINING -- 1.8%
Alcoa, Inc.                                               14,400  $    452,448
International Steel Group, Inc.*                          47,800     1,938,768
                                                                  ------------
                                                                     2,391,216
                                                                  ------------
MULTI-UTILITIES -- 1.3%
NRG Energy, Inc.*                                         46,700     1,683,535
                                                                  ------------
MULTILINE RETAIL -- 0.5%
Nordstrom, Inc.                                           14,400       672,912
                                                                  ------------
OIL & GAS -- 7.3%
Apache Corp.                                              17,600       890,032
Exxon Mobil Corp.                                         73,890     3,787,601
Marathon Oil Corp.                                        69,875     2,627,999
Occidental Petroleum Corp.                                19,500     1,138,020
Premcor, Inc.                                             31,600     1,332,572
                                                                  ------------
                                                                     9,776,224
                                                                  ------------
PERSONAL PRODUCTS -- 1.3%
Avon Products, Inc.                                       44,100     1,706,670
                                                                  ------------
PHARMACEUTICALS -- 3.8%
Abbott Laboratories                                       29,100     1,357,515
Eon Labs, Inc.* a                                         32,000       864,000
Johnson & Johnson                                         16,600     1,052,772
Pfizer, Inc.                                              48,770     1,311,425
Wyeth                                                     12,500       532,375
                                                                  ------------
                                                                     5,118,087
                                                                  ------------
REAL ESTATE -- 1.6%
Archstone-Smith Trust                                     37,700     1,443,910
Thornburg Mortgage, Inc. a                                21,900       634,224
                                                                  ------------
                                                                     2,078,134
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 1.0%
Intel Corp.                                               55,505     1,298,262
                                                                  ------------
SOFTWARE -- 7.8%
Adobe Systems, Inc.                                       25,100     1,574,774
Autodesk, Inc.                                            52,900     2,007,555
Microsoft Corp.                                          126,660     3,383,089
Oracle Corp.*                                            250,800     3,440,976
                                                                  ------------
                                                                    10,406,394
                                                                  ------------
SPECIALTY RETAIL -- 2.1%
Home Depot, Inc.                                          65,300     2,790,922
                                                                  ------------
TEXTILES & APPAREL -- 1.6%
Coach, Inc.*                                              25,000     1,410,000
Nike, Inc. Class B                                         7,900       716,451
                                                                  ------------
                                                                     2,126,451
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 1.6%
Nextel Communications, Inc. Class A*                      47,900     1,437,000
Vodafone Group P.L.C. ADR                                 26,400       722,832
                                                                  ------------
                                                                     2,159,832
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $109,757,053)                                              131,795,253
                                                                  ------------


                                                          SHARES     VALUE +
                                                        --------  ------------

TEMPORARY INVESTMENTS -- 0.0%
Dreyfus Cash Management Plus #719                              7  $          7
Goldman Sachs Financial Square
  Money Market Portfolio                                       6             6
J.P. Morgan Institutional Prime
  Money Market Portfolio                                       3             3
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $16)                                                                16
                                                                  ------------


 COUPON                                                   PAR
  RATE                                    MATURITY       (000)
--------                                  --------      -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 8.2%
CERTIFICATES OF DEPOSIT -- 0.7%
Canadian Imperial Bank of
  Commerce
    2.372%                                01/31/05        $  273       272,660
Skandinaviska Enskilda Banken AB
    2.350%                                01/28/05           687       687,290
                                                                  ------------
                                                                       959,950
                                                                  ------------
COMMERCIAL PAPER -- 1.0%
Rabobank USA Finance Corp.
    2.170%                                01/03/05           663       663,215
UBS Finance, L.L.C.
    2.230%                                01/03/05           663       663,212
                                                                  ------------
                                                                     1,326,427
                                                                  ------------
TIME DEPOSITS -- 0.5%
Bank of America N.A.
    1.500%                                01/03/05           297       297,432
Chase Manhattan Bank
    2.250%                                01/03/05           333       333,016
                                                                  ------------
                                                                       630,448
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 6.0%
ForeningsSparbanken AB
    2.362%                                01/18/05           100       100,049
Goldman Sachs Group, Inc.
    2.330%                                07/29/05         3,154     3,154,306
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05           345       344,934
    2.380%                                01/05/05         4,062     4,061,802
Sedna Finance Corp.
    2.372%                                10/17/05           314       314,243
                                                                  ------------
                                                                     7,975,334
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $10,892,159)                                                10,892,159
                                                                  ------------
TOTAL INVESTMENTS -- 107.1%
  (Cost $120,649,228)                                              142,687,428
                                                                  ------------

                       See Notes to Financial Statements.

                         HARRIS INSIGHT CORE EQUITY FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                                     VALUE +
                                                                  ------------

OTHER ASSETS AND LIABILITIES -- (7.1%)
Dividends receivable and other assets                             $  1,430,043
Receivable for securities sold                                         251,527
Receivable for capital stock sold                                      128,717
Payable upon return of collateral on securities loaned             (10,892,159)
Payable for capital stock redeemed                                    (248,437)
Investment advisory fee payable                                        (80,782)
Administration fees payable                                            (18,424)
Service plan fees payable                                               (1,236)
Accrued expenses                                                       (23,191)
                                                                  ------------
                                                                    (9,453,942)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 5,847,633 Institutional Shares,
  198,531 N Shares, and 37,369 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $133,233,486
                                                                  ============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($128,125,143/5,847,633)                                              $21.91
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($4,298,899/198,531)                                $21.65
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($809,444/37,369)                                   $21.66
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($21.66/0.945) (NOTE 5)                                   $22.92
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $121,323,399
                                                                  ============
    Gross Appreciation                                            $ 22,140,914
    Gross Depreciation                                                (776,885)
                                                                  ------------
    Net Appreciation                                              $ 21,364,029
                                                                  ============


+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $10,551,500, and the total market value of the collateral held by the portfolio is $10,892,159.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                        SHARES       VALUE +
                                                      ----------  ------------

COMMON STOCK -- 97.5%
ARGENTINA -- 0.9%
Tenaris S.A. ADR                                          56,211  $  2,748,718
                                                                  ------------
BRAZIL -- 12.0%
Banco Bradesco S.A.                                      186,000     3,991,717
Companhia Brasileira de Distribuicao Grupo
   Pao de Acucar ADR                                      62,660     1,604,096
Companhia Energetica de Minas Gerais                  88,628,000     1,898,027
Companhia Vale do Rio Doce ADR                           188,280     4,590,266
Empresa Brasileira de Aeronautica S.A.
  ADR a                                                  151,701     5,072,881
Petroleo Brasileiro S.A. ADR a                           256,620    10,208,344
Tele Norte Leste Participacoes S.A. ADR                  211,000     3,559,570
Telesp Celular Participacoes S.A. ADR*                   851,366     5,789,289
                                                                  ------------
                                                                    36,714,190
                                                                  ------------
CHILE -- 1.1%
Enersis S.A. ADR*                                        406,290     3,457,528
                                                                  ------------
CHINA -- 6.7%
China Mobile, Ltd.                                     1,805,520     6,120,840
Datang International Power Generation
  Co., Ltd.                                            5,209,960     3,921,194
Denway Motors, Ltd.                                    9,630,280     3,438,191
Ping An Insurance (Group) Co. of China,
  Ltd.*                                                4,178,280     7,095,771
                                                                  ------------
                                                                    20,575,996
                                                                  ------------
CROATIA -- 0.6%
Pliva D.D. Series 144A GDR f                             148,190     1,852,375
                                                                  ------------
HONG KONG -- 6.2%
HSBC Holdings P.L.C.                                     255,762     4,376,387
Hutchison Whampoa, Ltd.                                  751,450     7,033,333
Johnson Electric Holdings, Ltd.                        7,613,180     7,395,051
                                                                  ------------
                                                                    18,804,771
                                                                  ------------
HUNGARY -- 3.4%
BorsodChem Rt.                                           289,000     2,956,769
Gedeon Richter Rt.                                        34,460     4,328,363
OTP Bank Rt.                                             105,350     3,246,926
                                                                  ------------
                                                                    10,532,058
                                                                  ------------
INDIA -- 6.5%
Dr. Reddy's Laboratories, Ltd.                           174,200     3,467,570
Gujarat Ambuja Cements, Ltd.                             690,000     6,373,809
Hindustan Lever, Ltd.                                    913,000     3,013,929
Zee Telefilms, Ltd.                                    1,802,120     7,093,231
                                                                  ------------
                                                                    19,948,539
                                                                  ------------
INDONESIA -- 2.7%
PT Indonesian Satellite Corp. TBK                     13,084,220     8,104,957
                                                                  ------------
KOREA -- 18.5%
Hyundai Motor Co., Ltd.*                                 117,580     6,303,797
Kookmin Bank ADR*                                        241,691     9,445,284
LG Chem, Ltd.*                                           202,360     8,063,514
Samsung Electronics Co., Ltd. Series 144A
  GDR a                                                   68,300    14,957,700
Shinsegae Co., Ltd.*                                      32,260     8,865,891


                                                        SHARES       VALUE +
                                                      ----------  ------------

COMMON STOCK (CONTINUED)
KOREA (CONTINUED)
SK Telecom Co., Ltd. ADR a                               408,140  $  9,081,115
                                                                  ------------
                                                                    56,717,301
                                                                  ------------
MALAYSIA -- 1.0%
Maxis Communications BHD                               1,237,900     3,045,885
                                                                  ------------
MEXICO -- 7.2%
America Movil S.A. de C.V. - L ADR a                     120,990     6,333,827
Cemex S.A. de C.V. ADR                                   234,539     8,539,565
Coca-Cola Femsa S.A. de C.V. ADR                         122,820     2,918,203
Grupo Financiero Banorte S.A. de C.V.                    676,430     4,259,925
                                                                  ------------
                                                                    22,051,520
                                                                  ------------
POLAND -- 0.5%
Prokom Software S.A.*                                     28,696     1,408,263
                                                                  ------------
RUSSIA -- 4.9%
Lukoil Holding ADR                                        55,120     6,691,568
Norilsk Nickel Mining and Metallurgical
  Co. ADR                                                 74,060     4,110,330
Wimm-Bill-Dann Foods ADR*                                282,140     4,037,423
                                                                  ------------
                                                                    14,839,321
                                                                  ------------
SINGAPORE -- 3.6%
DBS Group Holdings, Ltd.                                 789,530     7,786,960
Singapore Airlines, Ltd.                                 442,910     3,093,098
                                                                  ------------
                                                                    10,880,058
                                                                  ------------
SOUTH AFRICA -- 10.6%
Barloworld, Ltd.                                         344,590     6,501,871
Nedcor, Ltd.                                             462,768     6,390,655
Network Healthcare Holdings, Ltd.*                     3,400,000     3,047,704
Old Mutual P.L.C.                                      2,470,960     6,285,798
Standard Bank Group, Ltd.                                654,298     7,641,945
Telkom South Africa, Ltd.                                143,000     2,487,508
                                                                  ------------
                                                                    32,355,481
                                                                  ------------
TAIWAN -- 8.9%
Asustek Computer, Inc.                                 2,618,100     6,981,049
Chinatrust Financial Holding Co., Ltd.                 6,951,874     8,314,169
President Chain Store Corp.                            2,428,349     3,908,041
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                            5,102,007     8,130,368
                                                                  ------------
                                                                    27,333,627
                                                                  ------------
THAILAND -- 1.0%
Advanced Information Service Public Co.,
  Ltd. c                                               1,140,200     3,140,319
                                                                  ------------
TURKEY -- 1.2%
Haci Omer Sabanci Holding A.S.*                      940,045,998     3,659,801
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $224,273,917)                                              298,170,708
                                                                  ------------
RIGHTS & WARRANTS -- 0.0%
BRAZIL
Banco Brades S.A.*
  (Cost $0)                                                6,860        37,451
                                                                  ------------

                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                   MATURITY        (000)       VALUE +
--------                                 --------       -------   ------------

U.S. TREASURY OBLIGATIONS -- 1.6%
U.S. Treasury Bills
    1.940%                               03/17/05        $1,998   $  1,989,561
    2.030%                               03/17/05         3,013      3,000,273
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,990,182)                                                    4,989,834
                                                                  ------------

                                                        SHARES
                                                        ------

TEMPORARY INVESTMENTS -- 0.1%
Galaxy Institutional Money Market Fund
  (Cost $210,161)                                       210,161        210,161
                                                                  ------------
CURRENCY -- 0.0%
Taiwanese Dollar
  (Cost $35)                                              1,125             35
                                                                  ------------


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)
--------                                 --------       -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 9.3%
COMMERCIAL PAPER -- 4.6%
Citigroup, Inc.
    2.304%                               01/10/05        $3,738      3,730,367
Rabobank USA Finance Corp.
    2.170%                               01/03/05         5,092      5,091,534
UBS Finance, L.L.C.
    2.230%                               01/03/05         5,092      5,091,509
                                                                  ------------
                                                                    13,913,410
                                                                  ------------
TIME DEPOSITS -- 1.0%
Bank of America N.A.
    1.500%                               01/03/05           578        578,379
Chase Manhattan Bank
    2.250%                               01/03/05         2,557      2,556,581
                                                                  ------------
                                                                     3,134,960
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 3.7%
Bear Stearns Co., Inc.
    2.280%                               03/22/05         4,419      4,418,746
Merrill Lynch & Co., Inc. Master Notes
    2.440%                               01/03/05         2,648      2,648,076
    2.380%                               01/05/05         4,350      4,349,808
                                                                  ------------
                                                                    11,416,630
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
    (Cost $28,465,000)                                              28,465,000
                                                                  ------------
TOTAL INVESTMENTS -- 108.5%
    (Cost $257,939,295)                                            331,873,189
                                                                  ------------


                                                                     VALUE +
                                                                  ------------

OTHER ASSETS AND LIABILITIES -- (8.5%)
Dividends receivable and other assets                             $    903,867
Receivable for securities sold                                       1,926,618
Receivable for capital stock sold                                      192,862
Payable upon return of collateral on securities loaned             (28,465,000)
Payable for capital stock redeemed                                      (9,841)
Payable for foreign taxes                                               (9,685)
Investment advisory fee payable                                       (314,069)
Administration fees payable                                            (36,644)
Service plan fees payable                                                 (733)
Accrued expenses                                                      (137,545)
                                                                  ------------
                                                                   (25,950,170)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 27,447,273 Institutional Shares,
  252,806 N Shares, and 84,124 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $305,923,019
                                                                  ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($302,250,538/27,447,273)                                             $11.01
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($2,756,792/252,806)                                $10.90
                                                                        ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($915,689/84,124)                                         $10.88
                                                                        ======
MAXIMUM PUBLIC OFFERING
  PRICE PER A SHARE ($10.88/0.945) (NOTE 5)                             $11.51
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $258,195,631
                                                                  ============
    Gross Appreciation                                            $ 77,218,295
    Gross Depreciation                                              (3,540,737)
                                                                  ------------
    Net Appreciation                                              $ 73,677,558
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $27,749,960, and the total market value of the collateral held by the portfolio is $28,465,000.
c Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.
f Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security is considered liquid.
ADR -- American Depositary Receipt.
GDR-- Global Depositary Receipt.
144A -- Security that may be resold to "qualified institutional buyers" under Rule 144A or security offered pursuant to section 4(2) of the Securities Act of 1933, as amended.


                       See Notes to Financial Statements.

                      HARRIS INSIGHT EMERGING MARKETS FUND

                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------


Aerospace & Defense                                1.7%

Airlines                                           1.0%

Automobiles                                        3.2%

Banks                                             18.1%

Beverages                                          1.0%

Chemicals                                          3.6%

Computers & Peripherals                            2.3%

Construction Materials                             4.9%

Diversified Financials                             1.2%

Diversified Telecommunications Services            4.6%

Electric Utilities                                 3.0%

Electrical Equipment                               2.4%

Energy Equipment & Services                        0.9%

Food & Drug Retailing                              4.7%

Food Products                                      1.3%

Healthcare Providers & Services                    1.0%

Household Products                                 1.0%

Industrial Conglomerates                           4.4%

Insurance                                          4.4%

IT Consulting & Services                           0.5%

Media                                              2.3%

Metals & Mining                                    2.8%

Oil & Gas                                          5.5%

Pharmaceuticals                                    3.2%

Semiconductor Equipment & Products                 7.5%

Wireless Telecommunication Services               10.9%

Cash, Cash Equivalents & Other Assets              2.6%



                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK -- 98.9%
AEROSPACE & DEFENSE -- 1.7%
Precision Castparts Corp.                                 19,800  $  1,300,464
Rockwell Collins, Inc.                                    78,900     3,111,816
                                                                  ------------
                                                                     4,412,280
                                                                  ------------
AUTO COMPONENTS -- 1.5%
Johnson Controls, Inc.                                    19,300     1,224,392
Lear Corp.                                                42,500     2,592,925
                                                                  ------------
                                                                     3,817,317
                                                                  ------------
AUTOMOBILES -- 1.6%
Ford Motor Co. a                                         276,700     4,050,888
                                                                  ------------
BANKS -- 15.4%
AmSouth Bancorp. a                                        69,700     1,805,230
Bank of America Corp.                                     92,700     4,355,973
Compass Bancshares, Inc.                                  73,200     3,562,644
Hibernia Corp. Class A                                   201,500     5,946,265
Huntington Bancshares, Inc. a                             71,300     1,766,814
KeyCorp                                                   50,300     1,705,170
Marshall & Ilsley Corp.                                   22,500       994,500
National City Corp.                                       41,900     1,573,345
Sovereign Bancorp, Inc. a                                173,400     3,910,170
U.S. Bancorp                                             241,400     7,560,648
Wachovia Corp.                                           123,421     6,491,945
                                                                  ------------
                                                                    39,672,704
                                                                  ------------
CASINOS -- 1.5%
Caesars Entertainment, Inc.*                             197,000     3,967,580
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 6.5%
Cendant Corp.                                            221,800     5,185,684
Dun & Bradstreet Corp.*                                   64,300     3,835,495
Pitney Bowes, Inc.                                        28,300     1,309,724
Republic Services, Inc.                                  193,900     6,503,406
                                                                  ------------
                                                                    16,834,309
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
Qualcomm, Inc.                                            54,300     2,302,320
                                                                  ------------
COMPUTERS & PERIPHERALS -- 2.6%
Apple Computer, Inc.*                                     21,500     1,384,600
Hewlett-Packard Co.                                      251,800     5,280,246
                                                                  ------------
                                                                     6,664,846
                                                                  ------------
DIVERSIFIED FINANCIALS -- 5.3%
Capital One Financial Corp.                               56,600     4,766,286
Citigroup, Inc.                                          123,090     5,930,476
JPMorgan Chase & Co.                                      78,800     3,073,988
                                                                  ------------
                                                                    13,770,750
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 3.2%
Sprint Corp. (FON Group)                                 334,600     8,314,810
                                                                  ------------
ELECTRIC UTILITIES -- 5.6%
Exelon Corp.                                             125,700     5,539,599
TXU Corp. a                                               44,500     2,872,920


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
WPS Resources Corp.                                       23,300  $  1,164,068
Xcel Energy, Inc.                                        271,300     4,937,660
                                                                  ------------
                                                                    14,514,247
                                                                  ------------
ELECTRICAL EQUIPMENT -- 1.3%
AMETEK, Inc.                                              46,700     1,665,789
Emerson Electric Co.                                      25,400     1,780,540
                                                                  ------------
                                                                     3,446,329
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS-- 1.5%
Flextronics International, Ltd.* a                       141,200     1,951,384
Sanmina-SCI Corp.*                                       219,300     1,857,471
                                                                  ------------
                                                                     3,808,855
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 1.3%
BJ Services Co.                                           29,900     1,391,546
FMC Technologies, Inc.*                                   64,800     2,086,560
                                                                  ------------
                                                                     3,478,106
                                                                  ------------
FOOD & DRUG RETAILING -- 2.2%
Costco Wholesale Corp.                                   119,200     5,770,472
                                                                  ------------
FOOD PRODUCTS -- 1.0%
Dean Foods Co.*                                           37,450     1,233,977
Pilgrim's Pride Corp.                                     44,800     1,374,464
                                                                  ------------
                                                                     2,608,441
                                                                  ------------
GAS UTILITIES -- 0.9%
Sempra Energy                                             63,200     2,318,176
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.5%
Bausch & Lomb, Inc.                                       17,400     1,121,604
Beckman Coulter, Inc.                                     77,800     5,211,822
                                                                  ------------
                                                                     6,333,426
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 3.2%
Caremark Rx, Inc.*                                        44,706     1,762,758
CIGNA Corp.                                               26,600     2,169,762
Humana, Inc.*                                             73,650     2,186,668
PacifiCare Health Systems, Inc.*                          35,700     2,017,764
                                                                  ------------
                                                                     8,136,952
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 3.0%
Starbucks Corp.* a                                        24,700     1,540,292
Yum! Brands, Inc.                                        129,100     6,090,938
                                                                  ------------
                                                                     7,631,230
                                                                  ------------
HOUSEHOLD PRODUCTS -- 0.7%
Procter & Gamble Co.                                      35,100     1,933,308
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 5.6%
General Electric Co.                                     236,600     8,635,900
Tyco International, Ltd.                                 161,800     5,782,732
                                                                  ------------
                                                                    14,418,632
                                                                  ------------

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
INSURANCE -- 9.9%
Allstate Corp.                                            99,700  $  5,156,484
AmerUs Group Co.                                          57,700     2,613,810
Assurant, Inc.                                            40,900     1,249,495
Fidelity National Financial, Inc.                         43,980     2,008,567
HCC Insurance Holdings, Inc.                              42,600     1,410,912
MetLife, Inc.                                             84,900     3,439,299
Prudential Financial, Inc.                                28,350     1,558,116
Safeco Corp. a                                           100,600     5,255,344
W. R. Berkley Corp.                                       62,200     2,933,974
                                                                  ------------
                                                                    25,626,001
                                                                  ------------
IT CONSULTING & SERVICES -- 4.4%
Accenture, Ltd. Class A*                                 166,700     4,500,900
Computer Sciences Corp.*                                 124,000     6,989,880
                                                                  ------------
                                                                    11,490,780
                                                                  ------------
METALS & MINING -- 1.6%
Peabody Energy Corp.                                      15,000     1,213,650
Phelps Dodge Corp. a                                      13,500     1,335,420
United States Steel Corp. a                               31,800     1,629,750
                                                                  ------------
                                                                     4,178,820
                                                                  ------------
OIL & GAS -- 11.6%
Burlington Resources, Inc.                                67,000     2,914,500
ConocoPhillips                                            77,900     6,764,057
Exxon Mobil Corp.                                        175,500     8,996,130
Marathon Oil Corp.                                       115,200     4,332,672
Tesoro Corp.*                                             72,500     2,309,850
Valero Energy Corp.                                      102,000     4,630,800
                                                                  ------------
                                                                    29,948,009
                                                                  ------------
PAPER & FOREST PRODUCTS -- 0.5%
Louisiana-Pacific Corp. a                                 43,600     1,165,864
                                                                  ------------
ROAD & RAIL -- 1.0%
Burlington Northern Santa Fe Corp.                        52,300     2,474,313
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.9%
Vodafone Group P.L.C. ADR                                 85,100     2,330,038
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $205,909,667)                                              255,419,803
                                                                  ------------
TEMPORARY INVESTMENTS -- 0.8%
Dreyfus Cash Management Plus #719                             17            17
Goldman Sachs Financial Square
  Money Market Portfolio                                 691,860       691,860
J.P. Morgan Institutional Prime
  Money Market Portfolio                               1,511,302     1,511,302
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,203,179)                                                  2,203,179
                                                                  ------------


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)       VALUE +
--------                                 --------       -------   ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 7.2%
CERTIFICATES OF DEPOSIT -- 1.1%
Banco Santander S.A.
    2.315%                                06/07/05       $1,226   $  1,226,188
Skandinaviska Enskilda Banken AB
    2.350%                                01/28/05        1,637      1,637,495
                                                                  ------------
                                                                     2,863,683
                                                                  ------------
COMMERCIAL PAPER -- 1.2%
Rabobank USA Finance Corp.
    2.170%                                01/03/05        1,575      1,574,505
UBS Finance, L.L.C.
    2.230%                                01/03/05        1,574      1,574,497
                                                                  ------------
                                                                     3,149,002
                                                                  ------------
TIME DEPOSITS -- 0.6%
Bank of America N.A.
    1.500%                                01/03/05          588        588,073
Chase Manhattan Bank
    2.250%                                01/03/05          791        790,596
                                                                  ------------
                                                                     1,378,669
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 4.3%
Bear Stearns Co., Inc.
    2.280%                                03/22/05        1,606      1,605,899
Goldman Sachs Group, Inc.
    2.330%                                07/29/05        1,090      1,089,987
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05          819        818,891
    2.380%                                01/05/05        5,830      5,829,590
Natexis Banques
    2.297%                                01/19/05        1,758      1,758,230
                                                                  ------------
                                                                    11,102,597
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $18,493,951)                                                18,493,951
                                                                  ------------
TOTAL INVESTMENTS -- 106.9%
  (Cost $226,606,797)                                              276,116,933
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (6.9%)
Dividends receivable and other assets                                  474,757
Receivable for securities sold                                         360,261
Receivable for capital stock sold                                      133,605
Payable upon return of collateral on securities loaned             (18,493,951)
Payable for capital stock redeemed                                    (106,738)
Investment advisory fee payable                                       (151,757)
Administration fees payable                                            (34,351)
Service plan fees payable                                               (2,876)
Accrued expenses                                                       (34,368)
                                                                  ------------
                                                                   (17,855,418)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 18,176,078 Institutional Shares,
  946,141 N Shares, and 83,284 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $258,261,515
                                                                  ============

                       See Notes to Financial Statements.

                           HARRIS INSIGHT EQUITY FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($244,335,815/18,176,078)                                             $13.44
                                                                        ======
NET ASSET VALUE, OFFERING, AND
  REDEMPTION PRICE PER N SHARE ($12,799,188/946,141)                    $13.53
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($1,126,512/83,284)                                 $13.53
                                                                        ======
MAXIMUM PUBLIC OFFERING
  PRICE PER A SHARE ($13.53/0.945) (NOTE 5)                             $14.32
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $226,689,320
                                                                  ============
    Gross Appreciation                                            $ 50,549,349
    Gross Depreciation                                              (1,121,736)
                                                                  ------------
    Net Appreciation                                              $ 49,427,613
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $17,650,233, and the total market value of the collateral held by the portfolio is $18,493,951.
ADR -- American Depositary Receipt.



                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK -- 97.9%
AEROSPACE & DEFENSE -- 1.9%
Boeing Co.                                                24,100  $  1,247,657
General Dynamics Corp.                                     5,700       596,220
Goodrich Corp.                                             3,500       114,240
Honeywell International, Inc.                             24,600       871,086
Lockheed Martin Corp.                                     12,800       711,040
Northrop Grumman Holdings Corp.                           10,300       559,908
Raytheon Co.                                              12,900       500,907
Rockwell Collins, Inc.                                     5,100       201,144
United Technologies Corp.                                 14,700     1,519,245
                                                                  ------------
                                                                     6,321,447
                                                                  ------------
AIR FREIGHT & COURIERS -- 1.1%
FedEx Corp.                                                8,600       847,014
United Parcel Service, Inc. Class B                       32,200     2,751,812
                                                                  ------------
                                                                     3,598,826
                                                                  ------------
AIRLINES -- 0.1%
Delta Air Lines, Inc.* a                                   3,800        28,424
Southwest Airlines Co.                                    22,600       367,928
                                                                  ------------
                                                                       396,352
                                                                  ------------
ALCOHOLIC BEVERAGES -- 0.4%
Anheuser-Busch Cos., Inc.                                 23,000     1,166,790
Coors Adolph Co. Class B                                   1,100        83,237
                                                                  ------------
                                                                     1,250,027
                                                                  ------------
AUTO COMPONENTS -- 0.2%
Cooper Tire & Rubber Co. a                                 2,200        47,410
Dana Corp.                                                 4,500        77,985
Delphi Automotive Systems Corp. a                         16,100       145,222
Goodyear Tire & Rubber Co.* a                              5,000        73,300
Johnson Controls, Inc.                                     5,500       348,920
Visteon Corp. a                                            3,800        37,126
                                                                  ------------
                                                                       729,963
                                                                  ------------
AUTOMOBILES -- 0.6%
AutoNation, Inc.* a                                        7,600       145,996
Ford Motor Co. a                                          52,400       767,136
General Motors Corp. a                                    16,200       648,972
Harley-Davidson, Inc.                                      8,500       516,375
                                                                  ------------
                                                                     2,078,479
                                                                  ------------
BANKS -- 6.8%
AmSouth Bancorp. a                                        10,100       261,590
Bank of America Corp.                                    116,634     5,480,632
Bank of New York Co., Inc.                                22,300       745,266
BB&T Corp. a                                              15,900       668,595
Comerica, Inc.                                             4,900       298,998
Fifth Third Bancorp                                       16,300       770,664
First Horizon National Corp.                               3,500       150,885
Golden West Financial Corp. a                              8,800       540,496
Huntington Bancshares, Inc. a                              6,600       163,548
KeyCorp a                                                 11,700       396,630
M&T Bank Corp.                                             3,400       366,656
Marshall & Ilsley Corp.                                    6,400       282,880
Mellon Financial Corp.                                    12,200       379,542
National City Corp.                                       19,000       713,450
North Fork Bancorp., Inc.                                 13,400       386,590


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
BANKS (CONTINUED)
Northern Trust Corp.                                       6,300  $    306,054
PNC Financial Services Group, Inc.                         8,100       465,264
Regions Financial Corp.                                   13,236       471,069
Sovereign Bancorp, Inc. a                                  9,800       220,990
Suntrust Banks, Inc.                                      10,300       760,964
Synovus Financial Corp.                                    8,900       254,362
U.S. Bancorp                                              53,900     1,688,148
Wachovia Corp.                                            46,034     2,421,388
Washington Mutual, Inc. a                                 25,000     1,057,000
Wells Fargo & Co.                                         48,400     3,008,060
Zions Bancorp.                                             2,600       176,878
                                                                  ------------
                                                                    22,436,599
                                                                  ------------
BEVERAGES -- 1.8%
Brown-Forman Corp. Class B                                 3,500       170,380
Coca-Cola Co.                                             69,500     2,893,285
Coca-Cola Enterprises, Inc.                               13,400       279,390
Pepsi Bottling Group, Inc.                                 7,300       197,392
PepsiCo, Inc.                                             48,600     2,536,920
                                                                  ------------
                                                                     6,077,367
                                                                  ------------
BIOTECHNOLOGY -- 1.1%
Amgen, Inc.*                                              36,300     2,328,645
Biogen IDEC, Inc.*                                         9,700       646,117
Chiron Corp.*                                              5,400       179,982
Genzyme Corp.*                                             6,500       377,455
MedImmune, Inc.*                                           7,100       192,481
                                                                  ------------
                                                                     3,724,680
                                                                  ------------
BUILDING PRODUCTS -- 0.1%
Masco Corp. a                                             12,400       452,972
                                                                  ------------
CASINOS -- 0.2%
Harrah's Entertainment, Inc. a                             3,200       214,048
International Game Technology                              9,900       340,362
                                                                  ------------
                                                                       554,410
                                                                  ------------
CHEMICALS -- 1.6%
Air Products & Chemicals, Inc.                             6,500       376,805
Dow Chemical Co.                                          26,900     1,331,819
E.I. du Pont de Nemours & Co.                             28,600     1,402,830
Eastman Chemical Co.                                       2,200       127,006
Ecolab, Inc. a                                             7,400       259,962
Engelhard Corp.                                            3,700       113,479
Great Lakes Chemical Corp. a                               1,500        42,735
Hercules, Inc.*                                            3,200        47,520
International Flavors & Fragrances, Inc.                   2,700       115,668
Monsanto Co.                                               7,700       427,735
P.P.G. Industries, Inc.                                    4,900       333,984
Praxair, Inc.                                              9,300       410,595
Rohm & Haas Co.                                            6,400       283,072
Sigma-Aldrich Corp.                                        2,000       120,920
                                                                  ------------
                                                                     5,394,130
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
Allied Waste Industries, Inc.*                             9,100        84,448
Apollo Group, Inc. Class A* a                              5,500       443,905
Avery Dennison Corp.                                       3,200       191,904

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Cendant Corp.                                             30,300  $    708,414
Cintas Corp.                                               4,900       214,914
Equifax, Inc.                                              3,900       109,590
H & R Block, Inc. a                                        4,700       230,300
Pitney Bowes, Inc.                                         6,600       305,448
R.R. Donnelley & Sons Co.                                  6,300       222,327
Robert Half International, Inc.                            4,900       144,207
Waste Management, Inc.                                    16,600       497,004
                                                                  ------------
                                                                     3,152,461
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
ADC Telecommunications, Inc.* a                           23,200        62,176
Andrew Corp.*                                              4,800        65,424
Avaya, Inc.*                                              13,000       223,600
CIENA Corp.*                                              16,300        54,442
Cisco Systems, Inc.*                                     193,800     3,740,340
Comverse Technology, Inc.*                                 5,600       136,920
Corning, Inc.*                                            39,900       469,623
Freescale Semiconductor, Inc. Class B*                     7,718       141,702
JDS Uniphase Corp.*                                       41,300       130,921
Lucent Technologies, Inc.* a                             123,500       464,360
Motorola, Inc.                                            67,700     1,164,440
Qualcomm, Inc.                                            46,700     1,980,080
Scientific-Atlanta, Inc.                                   4,500       148,545
Tellabs, Inc.*                                            12,500       107,375
                                                                  ------------
                                                                     8,889,948
                                                                  ------------
COMPUTERS & PERIPHERALS -- 3.9%
Apple Computer, Inc.*                                     11,100       714,840
Dell, Inc.*                                               71,600     3,017,224
EMC Corp.*                                                68,900     1,024,543
Gateway, Inc.*                                            10,700        64,307
Hewlett-Packard Co.                                       86,600     1,816,002
International Business Machines Corp.                     48,000     4,731,840
Lexmark International, Inc. Class A*                       3,700       314,500
NCR Corp.*                                                 2,700       186,921
Network Appliance, Inc.*                                  10,300       342,166
Sun Microsystems, Inc.* a                                 95,300       512,714
                                                                  ------------
                                                                    12,725,057
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.0%
Fluor Corp.                                                2,400       130,824
                                                                  ------------
CONSTRUCTION MATERIALS -- 0.0%
Vulcan Materials Co.                                       2,900       158,369
                                                                  ------------
CONTAINERS & PACKAGING -- 0.2%
Ball Corp.                                                 3,200       140,736
Bemis Co., Inc.                                            3,200        93,088
Pactiv Corp.*                                              4,300       108,747
Sealed Air Corp.*                                          2,400       127,848
Temple Inland, Inc.                                        1,600       109,440
                                                                  ------------
                                                                       579,859
                                                                  ------------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.                                          5,000       220,300
                                                                  ------------


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 8.8%
AMBAC Financial Group, Inc.                                3,100  $    254,603
American Express Co. a                                    36,300     2,046,231
Bear Stearns Cos., Inc.                                    3,000       306,930
Capital One Financial Corp. a                              6,900       581,049
Charles Schwab Corp.                                      39,200       468,832
CIT Group, Inc.                                            6,000       274,920
Citigroup, Inc.                                          148,500     7,154,730
Countrywide Financial Corp.                               16,100       595,861
E*TRADE Financial Corp.*                                  10,700       159,965
Equity Residential Properties Trust                        8,000       289,440
Fannie Mae                                                27,700     1,972,517
Federated Investors, Inc. Class B                          3,100        94,240
Franklin Resources, Inc.                                   7,100       494,515
Freddie Mac                                               19,700     1,451,890
Goldman Sachs Group, Inc.                                 13,900     1,446,156
Janus Capital Group, Inc.                                  6,900       115,989
JPMorgan Chase & Co.                                     102,096     3,982,765
Lehman Brothers Holdings, Inc.                             7,800       682,344
MBNA Corp.                                                36,600     1,031,754
Merrill Lynch & Co., Inc.                                 26,900     1,607,813
Moody's Corp.                                              4,200       364,770
Morgan Stanley                                            31,500     1,748,880
Principal Financial Group, Inc.                            9,000       368,460
Providian Financial Corp.*                                 8,400       138,348
SLM Corp.                                                 12,500       667,375
State Street Corp.                                         9,600       471,552
T. Rowe Price Group, Inc.                                  3,600       223,920
                                                                  ------------
                                                                    28,995,849
                                                                  ------------
DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 2.9%
Alltel Corp.                                               8,800       517,088
AT&T Corp. a                                              22,800       434,568
BellSouth Corp.                                           52,500     1,458,975
CenturyTel, Inc.                                           4,000       141,880
Citizens Communications Co.                                9,500       131,005
Qwest Communications International, Inc.*                 52,000       230,880
SBC Communications, Inc.                                  95,000     2,448,150
Sprint Corp. (FON Group)                                  41,650     1,035,003
Verizon Communications, Inc.                              79,400     3,216,494
                                                                  ------------
                                                                     9,614,043
                                                                  ------------
ELECTRIC UTILITIES -- 2.7%
AES Corp.*                                                18,500       252,895
Allegheny Energy, Inc.*                                    3,900        76,869
Ameren Corp.                                               5,600       280,784
American Electric Power Co., Inc. a                       11,300       388,042
Calpine Corp.* a                                          16,100        63,434
Centerpoint Energy, Inc. a                                 9,100       102,830
Cinergy Corp.                                              5,200       216,476
CMS Energy Corp.*                                          5,300        55,385
Consolidated Edison, Inc. a                                6,900       301,875
Constellation Energy Group, Inc.                           5,000       218,550
Dominion Resources, Inc. a                                 9,500       643,530
DTE Energy Co. a                                           5,000       215,650
Duke Energy Corp.                                         26,900       681,377
Edison International                                       9,300       297,879
Entergy Corp.                                              6,500       439,335
Exelon Corp.                                              18,900       832,923

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
F.P.L. Group, Inc.                                         5,300  $    396,175
FirstEnergy Corp.                                          9,500       375,345
PG&E Corp.*                                               11,500       382,720
Pinnacle West Capital Corp.                                2,600       115,466
PPL Corp.                                                  5,400       287,712
Progress Energy, Inc.                                      7,100       321,204
Public Service Enterprise Group, Inc.                      6,800       352,036
Southern Co. a                                            21,200       710,624
Teco Energy, Inc. a                                        5,700        87,438
TXU Corp. a                                                7,100       458,376
Xcel Energy, Inc.                                         11,500       209,300
                                                                  ------------
                                                                     8,764,230
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.4%
American Power Conversion Corp.                            5,700       121,980
Cooper Industries, Ltd. Class A                            2,700       183,303
Emerson Electric Co.                                      12,000       841,200
Power-One, Inc.* a                                         2,500        22,300
Rockwell Automation, Inc.                                  5,300       262,615
                                                                  ------------
                                                                     1,431,398
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
Agilent Technologies, Inc.*                               13,900       334,990
Applera Corp.-Applied Biosystems Group                     5,800       121,278
Fisher Scientific International, Inc.*                     3,300       205,854
Jabil Circuit, Inc.*                                       5,900       150,922
Millipore Corp.* a                                         1,400        69,734
Molex, Inc.                                                5,400       162,000
Sanmina-SCI Corp.*                                        14,900       126,203
Solectron Corp.*                                          27,600       147,108
Symbol Technologies, Inc.                                  6,900       119,370
Tektronix, Inc.                                            2,700        81,567
Thermo Electron Corp.*                                     4,800       144,912
Waters Corp.*                                              3,400       159,086
                                                                  ------------
                                                                     1,823,024
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 0.9%
Baker Hughes, Inc.                                         9,600       409,632
BJ Services Co.                                            4,600       214,084
Halliburton Co. a                                         12,700       498,348
Nabors Industries, Ltd.*                                   4,300       220,547
Rowan Cos., Inc.*                                          3,100        80,290
Schlumberger, Ltd.                                        16,900     1,131,455
Transocean Sedco Forex, Inc.*                              9,200       389,988
                                                                  ------------
                                                                     2,944,344
                                                                  ------------
FOOD & DRUG RETAILING -- 3.2%
Albertson's, Inc. a                                       10,500       250,740
Costco Wholesale Corp. a                                  13,200       639,012
CVS Corp.                                                 11,400       513,798
Kroger Co.*                                               21,200       371,848
Safeway, Inc.* a                                          12,800       252,672
SUPERVALU, Inc.                                            4,000       138,080
Sysco Corp.                                               18,300       698,511
Wal-Mart Stores, Inc.                                    121,600     6,422,912
Walgreen Co.                                              29,400     1,128,078
                                                                  ------------
                                                                    10,415,651
                                                                  ------------
COMMON STOCK (CONTINUED)
FOOD PRODUCTS -- 1.3%
Archer-Daniels-Midland Co.                                18,700  $    417,197
Campbell Soup Co. a                                       11,800       352,702
ConAgra Foods, Inc.                                       15,100       444,695
General Mills, Inc.                                       10,900       541,839
H.J. Heinz Co.                                            10,000       389,900
Hershey Foods Corp.                                        7,100       394,334
Kellogg Co.                                               11,800       526,988
McCormick & Co., Inc.                                      3,900       150,540
Sara Lee Corp.                                            22,700       547,978
Wm. Wrigley Jr., Co.                                       6,400       442,816
                                                                  ------------
                                                                     4,208,989
                                                                  ------------
GAS UTILITIES -- 0.3%
El Paso Corp.                                             18,400       191,360
KeySpan Corp.                                              4,600       181,470
Kinder Morgan, Inc.                                        3,500       255,955
Nicor, Inc.                                                1,300        48,022
NiSource, Inc.                                             7,600       173,128
Peoples Energy Corp.                                       1,100        48,345
Sempra Energy a                                            6,600       242,088
                                                                  ------------
                                                                     1,140,368
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.0%
Bausch & Lomb, Inc.                                        1,500        96,690
Baxter International, Inc.                                17,600       607,904
Becton, Dickinson & Co.                                    7,200       408,960
Biomet, Inc.                                               7,300       316,747
Boston Scientific Corp.*                                  24,100       856,755
C.R. Bard, Inc.                                            3,000       191,940
Guidant Corp.                                              9,000       648,900
Medtronic, Inc.                                           34,700     1,723,549
PerkinElmer, Inc.                                          3,800        85,462
St. Jude Medical, Inc.*                                   10,100       423,493
Stryker Corp.                                             11,500       554,875
Zimmer Holdings, Inc.*                                     7,000       560,840
                                                                  ------------
                                                                     6,476,115
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 2.2%
Aetna, Inc.                                                4,400       548,900
AmerisourceBergen Corp.                                    3,200       187,776
Cardinal Health, Inc.                                     12,300       715,245
Caremark Rx, Inc.*                                        13,400       528,362
CIGNA Corp.                                                3,900       318,123
Express Scripts, Inc. Class A*                             2,200       168,168
Gilead Sciences, Inc.*                                    12,300       430,377
HCA, Inc. a                                               12,000       479,520
Health Management Associates, Inc. Class A                 7,000       159,040
Humana, Inc.*                                              4,600       136,574
IMS Health, Inc.                                           6,700       155,507
Manor Care, Inc.                                           2,600        92,118
McKesson Corp.                                             8,400       264,264
Quest Diagnostics, Inc.                                    2,900       277,095
Tenet Healthcare Corp.*                                   13,400       147,132
UnitedHealth Group, Inc.                                  19,100     1,681,373
WellPoint, Inc.*                                           8,500       977,500
                                                                  ------------
                                                                     7,267,074
                                                                  ------------

                       See Notes to Financial Statements.
86

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Carnival Corp. a                                          18,100  $  1,043,103
Darden Restaurants, Inc.                                   4,500       124,830
Hilton Hotels Corp.                                       11,000       250,140
Marriott International, Inc. Class A                       6,600       415,668
McDonald's Corp.                                          36,000     1,154,160
Starbucks Corp.* a                                        11,400       710,904
Starwood Hotels & Resorts Worldwide, Inc.                  6,000       350,400
Wendy's International, Inc.                                3,300       129,558
Yum! Brands, Inc.                                          8,300       391,594
                                                                  ------------
                                                                     4,570,357
                                                                  ------------
HOUSEHOLD DURABLES -- 0.5%
Black & Decker Corp. a                                     2,300       203,159
Centex Corp.                                               3,500       208,530
Fortune Brands, Inc.                                       4,100       316,438
KB HOME                                                    1,300       135,720
Leggett & Platt, Inc.                                      5,500       156,365
Maytag Corp. a                                             2,400        50,640
Newell Rubbermaid, Inc.                                    7,900       191,101
Pulte Homes, Inc.                                          3,600       229,680
Snap-On, Inc.                                              1,700        58,412
Stanley Works, Inc.                                        2,300       112,677
Whirlpool Corp. a                                          1,900       131,499
                                                                  ------------
                                                                     1,794,221
                                                                  ------------
HOUSEHOLD PRODUCTS -- 1.8%
Clorox Co.                                                 4,300       253,399
Colgate-Palmolive Co.                                     15,200       777,632
Kimberly-Clark Corp.                                      14,200       934,502
Procter & Gamble Co.                                      72,900     4,015,332
                                                                  ------------
                                                                     5,980,865
                                                                  ------------
INDUSTRIAL CONGLOMERATES -- 4.6%
General Electric Co.                                     302,600    11,044,900
Textron, Inc.                                              4,000       295,200
3M Co.                                                    22,400     1,838,368
Tyco International, Ltd. a                                57,600     2,058,624
                                                                  ------------
                                                                    15,237,092
                                                                  ------------
INSURANCE -- 4.2%
ACE, Ltd.                                                  8,100       346,275
AFLAC, Inc.                                               14,500       577,680
Allstate Corp.                                            19,900     1,029,228
American International Group, Inc.                        74,700     4,905,549
Aon Corp. a                                                9,100       217,126
Chubb Corp.                                                5,500       422,950
Cincinnati Financial Corp.                                 4,785       211,784
Hartford Financial Services Group, Inc.                    8,400       582,204
Jefferson-Pilot Corp.                                      3,900       202,644
Lincoln National Corp.                                     5,000       233,400
Loews Corp.                                                5,300       372,590
Marsh & McLennan Cos., Inc.                               14,900       490,210
MBIA, Inc. a                                               4,100       259,448
MetLife, Inc.                                             21,500       870,965
MGIC Investment Corp. a                                    2,800       192,948
Progressive Corp.                                          5,700       483,588
Prudential Financial, Inc.                                14,900       818,904


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
Safeco Corp. a                                             3,600  $    188,064
St. Paul Travelers Cos., Inc.                             19,159       710,224
Torchmark Corp.                                            3,100       177,134
UnumProvident Corp.                                        8,500       152,490
XL Capital, Ltd. Class A                                   4,000       310,600
                                                                  ------------
                                                                    13,756,005
                                                                  ------------
INTERNET & CATALOG RETAIL -- 0.7%
eBay, Inc.*                                               18,900     2,197,692
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 0.5%
Sabre Holdings Corp. Class A                               3,900        86,424
Yahoo!, Inc.* a                                           39,000     1,469,520
                                                                  ------------
                                                                     1,555,944
                                                                  ------------
IT CONSULTING & SERVICES -- 1.1%
Affiliated Computer Services, Inc. Class A*                3,700       222,703
Automatic Data Processing, Inc.                           16,700       740,645
Computer Sciences Corp.*                                   5,400       304,398
Convergys Corp.*                                           4,300        64,457
Electronic Data Systems Corp.                             14,700       339,570
First Data Corp.                                          24,600     1,046,484
Fiserv, Inc.*                                              5,600       225,064
Paychex, Inc.                                             10,800       368,064
SunGard Data Systems, Inc.*                                8,300       235,139
Unisys Corp.*                                              9,600        97,728
                                                                  ------------
                                                                     3,644,252
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Brunswick Corp.                                            2,700       133,650
Eastman Kodak Co. a                                        8,200       264,450
Hasbro, Inc.                                               5,100        98,838
Mattel, Inc.                                              11,900       231,931
                                                                  ------------
                                                                       728,869
                                                                  ------------
MACHINERY -- 1.6%
American Standard Cos., Inc.*                              6,100       252,052
Caterpillar, Inc.                                          9,800       955,598
Cummins Engine Co., Inc.                                   1,300       108,927
Danaher Corp.                                              8,800       505,208
Deere & Co.                                                7,100       528,240
Dover Corp.                                                5,800       243,252
Eaton Corp.                                                4,300       311,148
Illinois Tool Works, Inc.                                  8,700       806,316
Ingersoll-Rand Co. Class A                                 5,000       401,500
ITT Industries, Inc.                                       2,600       219,570
Navistar International Corp.* a                            2,000        87,960
Paccar, Inc.                                               5,000       402,400
Pall Corp.                                                 3,600       104,220
Parker-Hannifin Corp.                                      3,400       257,516
                                                                  ------------
                                                                     5,183,907
                                                                  ------------
MEDIA -- 3.6%
Clear Channel Communications, Inc.                        16,900       565,981
Comcast Corp. Class A*                                    64,100     2,133,248
Dow Jones & Co., Inc.                                      2,300        99,038
Gannett Co., Inc.                                          7,600       620,920

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
MEDIA (CONTINUED)
Interpublic Group of Cos., Inc.* a                        12,100  $    162,140
Knight-Ridder, Inc.                                        2,200       147,268
McGraw-Hill Cos., Inc.                                     5,400       494,316
Meredith Corp.                                             1,400        75,880
Monster Worldwide, Inc.*                                   3,400       114,376
New York Times Co. Class A a                               4,200       171,360
Omnicom Group, Inc.                                        5,400       455,328
Time Warner, Inc.*                                       131,100     2,548,584
Tribune Co.                                                9,100       383,474
Univision Communications, Inc. Class A*                    9,200       269,284
Viacom, Inc. Class B                                      49,700     1,808,583
Walt Disney Co.                                           58,900     1,637,420
                                                                  ------------
                                                                    11,687,200
                                                                  ------------
METALS & MINING -- 0.7%
Alcoa, Inc.                                               24,900       782,358
Allegheny Technologies, Inc.                               2,800        60,676
Freeport-McMoRan Copper & Gold, Inc.
  Class B                                                  5,100       194,973
Newmont Mining Corp.                                      12,700       564,007
Nucor Corp. a                                              4,500       235,530
Phelps Dodge Corp. a                                       2,700       267,084
United States Steel Corp. a                                3,200       164,000
                                                                  ------------
                                                                     2,268,628
                                                                  ------------
MULTI-UTILITIES -- 0.1%
Dynegy, Inc. Class A* a                                   11,200        51,744
Williams Cos., Inc.                                       15,900       259,011
                                                                  ------------
                                                                       310,755
                                                                  ------------
MULTILINE RETAIL -- 1.1%
Big Lots, Inc.*                                            3,300        40,029
Dillard's, Inc. Class A                                    2,500        67,175
Dollar General Corp.                                       9,400       195,238
Family Dollar Stores, Inc.                                 4,800       149,904
Federated Department Stores, Inc.                          5,200       300,508
J.C. Penney Co., Inc. (Holding Co.)                        8,300       343,620
Kohls Corp.* a                                             9,800       481,866
May Department Stores Co. a                                8,400       246,960
Nordstrom, Inc.                                            4,000       186,920
Sears, Roebuck & Co. a                                     6,100       311,283
Target Corp.                                              25,900     1,344,987
                                                                  ------------
                                                                     3,668,490
                                                                  ------------
OFFICE ELECTRONICS -- 0.1%
Xerox Corp.*                                              24,800       421,848
                                                                  ------------
OIL & GAS -- 5.9%
Amerada Hess Corp.                                         2,600       214,188
Anadarko Petroleum Corp.                                   7,200       466,632
Apache Corp.                                               9,300       470,301
Ashland, Inc.                                              2,000       116,760
Burlington Resources, Inc.                                11,300       491,550
ChevronTexaco Corp.                                       61,100     3,208,361
ConocoPhillips                                            19,700     1,710,551
Devon Energy Corp.                                        13,900       540,988
EOG Resources, Inc.                                        3,400       242,624
Exxon Mobil Corp.                                        186,500     9,559,990


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Kerr-McGee Corp. a                                         4,300  $    248,497
Marathon Oil Corp.                                         9,900       372,339
Noble Corp.* a                                             3,800       189,012
Occidental Petroleum Corp.                                11,200       653,632
Sunoco, Inc.                                               2,200       179,762
Unocal Corp.                                               7,600       328,624
Valero Energy Corp.                                        7,300       331,420
                                                                  ------------
                                                                    19,325,231
                                                                  ------------
PAPER & FOREST PRODUCTS -- 0.6%
Georgia Pacific Corp.                                      7,400       277,352
International Paper Co.                                   13,900       583,800
Louisiana-Pacific Corp. a                                  3,100        82,894
MeadWestvaco Corp.                                         5,800       196,562
Office Max,  Inc.                                          2,600        81,588
Plum Creek Timber Co., Inc.                                5,300       203,732
Weyerhaeuser Co.                                           6,900       463,818
                                                                  ------------
                                                                     1,889,746
                                                                  ------------
PERSONAL PRODUCTS -- 0.6%
Alberto-Culver Co.                                         2,600       126,282
Avon Products, Inc.                                       13,600       526,320
Gillette Co.                                              28,700     1,285,186
                                                                  ------------
                                                                     1,937,788
                                                                  ------------
PHARMACEUTICALS -- 6.9%
Abbott Laboratories                                       44,700     2,085,255
Allergan, Inc.                                             3,800       308,066
Bristol-Myers Squibb Co.                                  55,800     1,429,596
Eli Lilly & Co.                                           32,400     1,838,700
Forest Laboratories, Inc.* a                              10,600       475,516
Hospira, Inc.*                                             4,450       149,075
Johnson & Johnson                                         85,100     5,397,042
King Pharmaceuticals, Inc.*                                7,100        88,040
Medco Health Solutions, Inc.*                              7,800       324,480
Merck & Co., Inc.                                         63,600     2,044,104
Mylan Laboratories, Inc. a                                 7,700       136,136
Pfizer, Inc.                                             216,400     5,818,996
Schering Plough Corp.                                     42,200       881,136
Watson Pharmaceuticals, Inc.*                              3,100       101,711
Wyeth                                                     38,200     1,626,938
                                                                  ------------
                                                                    22,704,791
                                                                  ------------
REAL ESTATE-- 0.3%
Apartment Investment & Management Co.
  Class A a                                                2,700       104,058
Equity Office Properties Trust                            11,500       334,880
ProLogis                                                   5,200       225,316
Simon Property Group, Inc.                                 6,300       407,421
                                                                  ------------
                                                                     1,071,675
                                                                  ------------
ROAD & RAIL -- 0.5%
Burlington Northern Santa Fe Corp.                        10,700       506,217
CSX Corp.                                                  6,200       248,496
Norfolk Southern Corp.                                    11,300       408,947
Ryder System, Inc.                                         1,800        85,986
Union Pacific Corp.                                        7,400       497,650
                                                                  ------------
                                                                     1,747,296
                                                                  ------------

                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.0%
Advanced Micro Devices, Inc.*                             10,200  $    224,604
Altera Corp.* a                                           10,700       221,490
Analog Devices, Inc.                                      10,800       398,736
Applied Materials, Inc.* a                                48,700       832,770
Applied Micro Circuits Corp.*                              9,400        39,574
Broadcom Corp. Class A*                                    9,200       296,976
Intel Corp.                                              183,900     4,301,421
KLA-Tencor Corp.*                                          5,600       260,848
Linear Technology Corp.                                    8,800       341,088
LSI Logic Corp.*                                          11,000        60,280
Maxim Integrated Products, Inc. a                          9,300       394,227
Micron Technology, Inc.* a                                17,500       216,125
National Semiconductor Corp.*                             10,300       184,885
Novellus Systems, Inc.*                                    4,100       114,349
NVIDIA Corp.*                                              4,800       113,088
PMC-Sierra, Inc.*                                          5,300        59,625
QLogic Corp.*                                              2,600        95,498
Teradyne, Inc.* a                                          5,700        97,299
Texas Instruments, Inc. a                                 49,600     1,221,152
Xilinx, Inc.                                               9,900       293,535
                                                                  ------------
                                                                     9,767,570
                                                                  ------------
SOFTWARE -- 4.3%
Adobe Systems, Inc.                                        6,900       432,906
Autodesk, Inc.                                             6,600       250,470
BMC Software, Inc.*                                        6,400       119,040
Citrix Systems, Inc.* a                                    4,800       117,744
Computer Associates International, Inc.                   16,800       521,808
Compuware Corp.*                                          11,400        73,758
Electronic Arts, Inc.*                                     8,700       536,616
Intuit, Inc.*                                              5,500       242,055
Mercury Interactive Corp.* a                               2,400       109,320
Microsoft Corp.                                          311,600     8,322,836
Novell, Inc.*                                             11,400        76,950
Oracle Corp.*                                            148,200     2,033,304
Parametric Technology Corp.*                               8,300        48,887
PeopleSoft, Inc.*                                         10,500       278,040
Siebel Systems, Inc.*                                     14,500       152,250
Symantec Corp.*                                           18,100       466,256
VERITAS Software Corp.*                                   12,400       354,020
                                                                  ------------
                                                                    14,136,260
                                                                  ------------
SPECIALTY RETAIL -- 2.3%
Autozone, Inc.* a                                          2,400       219,144
Bed, Bath & Beyond, Inc.*                                  8,600       342,538
Best Buy Co., Inc.                                         9,300       552,606
Circuit City Stores, Inc.                                  5,700        89,148
Gap, Inc. a                                               25,900       547,008
Home Depot, Inc.                                          62,900     2,688,346
Limited Brands                                            11,600       267,032
Lowe's Cos., Inc.                                         22,300     1,284,257
Office Depot, Inc.*                                        9,000       156,240
RadioShack Corp.                                           4,700       154,536
Sherwin Williams Co.                                       4,100       182,983
Staples, Inc.                                             14,300       482,053
Tiffany & Co., Inc.                                        4,300       137,471


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL (CONTINUED)
TJX Cos., Inc.                                            14,000  $    351,820
Toys "R" Us, Inc.*                                         6,100       124,867
                                                                  ------------
                                                                     7,580,049
                                                                  ------------
TEXTILES & APPAREL -- 0.5%
Coach, Inc.*                                               5,400       304,560
Jones Apparel Group, Inc.                                  3,600       131,652
Liz Claiborne, Inc.                                        3,100       130,851
Nike, Inc. Class B                                         7,500       680,175
Reebok International, Ltd.                                 1,700        74,800
V.F. Corp.                                                 3,200       177,216
                                                                  ------------
                                                                     1,499,254
                                                                  ------------
TOBACCO -- 1.3%
Altria Group, Inc.                                        58,800     3,592,680
Reynolds American, Inc. a                                  4,200       330,120
UST, Inc.                                                  4,700       226,117
                                                                  ------------
                                                                     4,148,917
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
Grainger W.W., Inc.                                        2,600       173,212
                                                                  ------------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.3%
Nextel Communications, Inc. Class A*                      31,900       957,000
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $303,657,206)                                              321,898,069
                                                                  ------------
RIGHTS & WARRANTS -- 0.0%
Seagate Technology Tax Refund Rights*
  (Cost $0)                                               12,500             0
                                                                  ------------


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)
--------                                 --------       -------

U.S. TREASURY OBLIGATIONS -- 0.2%
U.S. Treasury Bills**
  (Cost $792,993)
    2.309%                                05/19/05          $800       792,729
                                                                  ------------

                                                         SHARES
                                                        --------

TEMPORARY INVESTMENTS -- 1.8%
Dreyfus Cash Management Plus #719                              8             8
Goldman Sachs Financial Square
  Money Market Portfolio                                 601,024       601,024
J.P. Morgan Institutional Prime
  Money Market Portfolio                               5,435,823     5,435,823
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $6,036,855)                                                  6,036,855
                                                                  ------------


                       See Notes to Financial Statements.

                            HARRIS INSIGHT INDEX FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                   MATURITY        (000)       VALUE +
--------                                 --------       -------   ------------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 7.6%
CERTIFICATES OF DEPOSIT -- 1.4%
Banco Santander S.A.
    2.315%                                06/07/05       $  764   $    763,702
Canadian Imperial Bank of Commerce
    2.372%                                01/31/05          317        317,382
Credit Suisse First Boston
    2.360%                                01/24/05          168        168,209
Fortis Bank
    2.055%                                06/08/05          137        136,861
Skandinaviska Enskilda Banken AB
    2.350%                                01/28/05        1,457      1,456,659
Societe Generale
    2.357%                                06/14/05          473        473,259
UBS Finance, L.L.C.
    2.315%                                01/18/05        1,140      1,140,380
                                                                  ------------
                                                                     4,456,452
                                                                  ------------
COMMERCIAL PAPER -- 0.9%
Citigroup, Inc.
    2.304%                                01/10/05          946        944,043
Rabobank USA Finance Corp.
    2.170%                                01/03/05          929        928,807
UBS Finance, L.L.C.
    2.230%                                01/03/05          929        928,802
                                                                  ------------
                                                                     2,801,652
                                                                  ------------
TIME DEPOSITS -- 0.4%
Bank of America N.A.
    1.500%                                01/03/05        1,016      1,016,218
Chase Manhattan Bank
    2.250%                                01/03/05          466        466,376
                                                                  ------------
                                                                     1,482,594
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 4.9%
Bank of America N.A.
    2.300%                                06/09/05           67         66,902
Bear Stearns Co., Inc.
    2.280%                                03/22/05          347        346,604
ForeningsSparbanken AB
    2.362%                                01/18/05          584        583,748
Goldman Sachs Group, Inc.
    2.330%                                07/29/05        1,327      1,327,340
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05          483        483,067
    2.380%                                01/05/05        3,962      3,961,659
Morgan Stanley
    2.330%                                03/24/05        1,730      1,730,269
    2.330%                                04/12/05        1,175      1,174,604
Natexis Banques
    2.297%                                01/19/05        5,484      5,483,640
Sedna Finance Corp.
    2.372%                                10/17/05        1,013      1,012,642
                                                                  ------------
                                                                    16,170,475
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $24,911,173)                                                24,911,173
                                                                  ------------
TOTAL INVESTMENTS -- 107.5%
  (Cost $335,398,227)                                              353,638,826
                                                                  ------------


                                                                     VALUE +
                                                                  ------------
OTHER ASSETS AND LIABILITIES-- (7.5%)
Dividends receivable and other assets                             $    460,726
Receivable for capital stock sold                                      199,850
Payable upon return of collateral on securities loaned             (24,911,173)
Payable for capital stock redeemed                                    (351,736)
Futures margin payable                                                  (6,425)
Investment advisory fee payable                                        (58,592)
Administration fees payable                                            (44,708)
Service plan fees payable                                               (3,719)
Accrued expenses                                                       (43,632)
                                                                  ------------
                                                                   (24,759,409)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 14,098,778 Institutional Shares
  and 790,753 N Shares of beneficial interest
  outstanding, $.001 par value (indefinite
  number of shares has been authorized for
  each class of shares of the Fund) (Note 8)                      $328,879,417
                                                                  ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($311,422,015/14,098,778)                                             $22.09
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($17,457,402/790,753)                               $22.08
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $336,572,711
                                                                  ============
    Gross Appreciation                                            $ 67,222,208
    Gross Depreciation                                             (50,156,093)
                                                                  ------------
    Net Appreciation                                              $ 17,066,115
                                                                  ============

+   See Note 2a to the Financial Statements.
*   Non-income producing security.
**  Security pledged as collateral for futures contracts.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $23,913,288, and the total market value of the collateral held by the portfolio is $24,911,173.


                                                       NUMBER OF     UNREALIZED
                                                       CONTRACTS    APPRECIATION
                                                       ---------    ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 2005
  (Notional Value at 12/31/04 is
  $7,282,200.)                                            24           $84,575
                                                          ==           =======

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------
COMMON STOCK -- 96.9%
BRAZIL -- 1.3%
Petroleo Brasileiro S.A. ADR                              67,000  $  2,665,260
                                                                  ------------
CHINA -- 1.9%
China Mobile, Ltd.                                       581,000     1,969,631
Denway Motors, Ltd.                                    5,692,000     2,032,151
                                                                  ------------
                                                                     4,001,782
                                                                  ------------
FINLAND -- 3.6%
Nokia Oyj                                                160,000     2,527,117
Tietoenator Oyj                                           93,500     2,973,902
UPM-Kymmene Oyj                                           98,500     2,190,377
                                                                  ------------
                                                                     7,691,396
                                                                  ------------
FRANCE -- 14.4%
Axa S.A                                                  136,750     3,379,251
BNP Paribas S.A.                                          45,000     3,260,160
Carrefour S.A.                                            62,500     2,976,757
European Aeronautic Defence & Space Co.                   72,000     2,093,353
Groupe Danone                                             34,000     3,140,275
Lafarge S.A.                                              21,091     2,035,423
Sanofi-Aventis                                            20,468     1,635,882
Schneider Electric S.A.                                   30,200     2,101,726
Societe Generale                                          26,500     2,681,698
Suez S.A                                                  87,100     2,322,825
Total S.A.                                                23,000     5,023,923
                                                                  ------------
                                                                    30,651,273
                                                                  ------------
GERMANY -- 8.5%
Adidas-Salomon A.G.                                       15,000     2,421,163
Deutsche Bank A.G.                                        40,000     3,551,448
E.On A.G                                                  49,500     4,511,989
Fresenius Medical Care A.G.                               26,000     2,092,510
Linde A.G.                                                54,000     3,380,780
Schering A.G.                                             27,500     2,056,239
                                                                  ------------
                                                                    18,014,129
                                                                  ------------
HONG KONG -- 5.3%
HSBC Holdings P.L.C.                                     253,901     4,344,544
Hutchison Whampoa, Ltd.                                  285,000     2,667,509
Johnson Electric Holdings, Ltd.                        3,512,000     3,411,376
Wing Hang Bank, Ltd.                                     128,000       897,500
                                                                  ------------
                                                                    11,320,929
                                                                  ------------
ITALY -- 4.7%
ENI S.P.A.                                               197,000     4,932,364
Luxottica Group S.P.A. ADR                               132,000     2,691,480
Saipem S.P.A.                                            188,000     2,261,519
                                                                  ------------
                                                                     9,885,363
                                                                  ------------
JAPAN -- 19.5%
Asahi Glass Co., Ltd.                                    360,000     3,969,942
Canon, Inc.                                               77,000     4,155,460
JS Group Corp.                                           155,000     2,815,019
Kao Corp.                                                118,000     3,017,078
Kawasaki Heavy Industries, Ltd.                        1,515,000     2,483,849
Kyushu Electric Power Co., Inc.                               90         1,818
Mazda Motor Corp.                                        880,000     2,765,297
NEC Corp.                                                422,000     2,623,343


                                                         SHARES      VALUE +
                                                        --------  ------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Pioneer Corp.                                            168,000  $  3,279,009
Rohm Co., Ltd.                                            24,400     2,524,056
Sony Corp.                                                82,000     3,168,928
Sumitomo Trust & Banking Co., Ltd.                       684,000     4,946,267
Takeda Pharmaceutical Co., Ltd.                           64,000     3,222,797
World Co., Ltd.                                           68,000     2,388,992
                                                                  ------------
                                                                    41,361,855
                                                                  ------------
KOREA -- 3.3%
LG Chem, Ltd.*                                            50,000     1,992,369
Samsung Electronics Co., Ltd.                              6,600     2,872,198
Shinsegae Co., Ltd.*                                       7,800     2,143,644
                                                                  ------------
                                                                     7,008,211
                                                                  ------------
MEXICO -- 1.1%
Cemex S.A. de C.V. ADR                                    65,000     2,366,650
                                                                  ------------
NETHERLANDS -- 5.4%
ABN AMRO Holdings N.V.                                   135,466     3,588,735
Akzo Nobel N.V.                                           61,200     2,610,379
ING Groep N.V.                                           111,700     3,379,696
Philips Electronics N.V.                                  70,000     1,856,327
                                                                  ------------
                                                                    11,435,137
                                                                  ------------
SINGAPORE -- 2.6%
DBS Group Holdings, Ltd.                                 333,000     3,284,306
Singapore Airlines, Ltd.                                 325,000     2,269,664
                                                                  ------------
                                                                     5,553,970
                                                                  ------------
SPAIN -- 2.7%
Telefonica Moviles, S.A.                                 459,000     5,777,273
                                                                  ------------
SWITZERLAND -- 5.4%
ABB, Ltd.*                                               360,000     2,010,377
Lonza Group A.G.                                          59,600     3,354,498
Nestle S.A.                                               12,788     3,345,731
Novartis A.G.                                             52,500     2,645,546
                                                                  ------------
                                                                    11,356,152
                                                                  ------------
UNITED KINGDOM -- 17.2%
Compass Group P.L.C.                                     785,000     3,711,289
GlaxoSmithKline P.L.C.                                   180,152     4,226,580
Group 4 Securicor P.L.C.*                                973,000     2,615,289
HBOS P.L C.                                              237,063     3,859,566
Kingfisher P.L.C.                                        480,408     2,856,935
Lloyds TSB Group P.L.C.                                  411,263     3,734,733
Rolls-Royce P.L.C.                                       445,000     2,110,259
Rolls-Royce P.L.C.-B* c                               14,151,000        27,169
Royal Bank of Scotland Group P.L.C.                      110,031     3,701,076
Signet Group P.L.C.                                      990,000     2,090,772
Standard Chartered P.L.C.                                100,000     1,859,424
Unilever P.L.C.                                          230,000     2,258,668
Vodafone Group P.L.C.                                  1,297,249     3,517,958
                                                                  ------------
                                                                    36,569,718
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $156,455,396)                                              205,659,098
                                                                  ------------

                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

PREFERRED STOCK -- 0.4%
GERMANY
Volkswagen A.G.
  (Cost $605,675)                                         21,100  $    700,083
                                                                  ------------


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)
--------                                 --------       -------

U.S. TREASURY OBLIGATIONS -- 2.3%
U.S. Treasury Bills
    1.940%                                03/17/05        $  642       639,288
    2.060%                                03/17/05         4,273     4,254,951
                                                                  ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,894,067)                                                  4,894,239
                                                                  ------------


                                                         SHARES
                                                        --------
TEMPORARY INVESTMENTS -- 0.2%
Galaxy Institutional Money Market Fund
  (Cost $481,570)                                        481,570       481,570
                                                                  ------------
CURRENCY -- 0.0%
Euro Currency
  (Cost $2)                                                    2             3
                                                                  ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $162,436,710)                                              211,734,993
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Dividends receivable and other assets                                  385,345
Receivable for securities sold                                         141,816
Receivable for capital stock sold                                      278,125
Payable for capital stock redeemed                                     (29,577)
Investment advisory fee payable                                       (183,562)
Administration fees payable                                            (25,436)
Service plan fees payable                                                 (452)
Accrued expenses                                                       (50,810)
                                                                  ------------
                                                                       515,449
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 13,384,972 Institutional Shares,
  129,857 N Shares, and 6,623 A Shares of
  beneficial interest outstanding, $.001 par
  value (indefinite number of shares has been
  authorized for each class of shares of the
  Fund) (Note 8)                                                  $212,250,442
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($210,109,515/13,384,972)                                             $15.70
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($2,040,396/129,857)                                $15.71
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($100,531/6,623)                                    $15.18
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($15.18/0.945) (NOTE 5)                                   $16.06
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $162,936,430
                                                                  ============
    Gross Appreciation                                            $ 51,052,551
    Gross Depreciation                                              (2,253,988)
                                                                  ------------
    Net Appreciation                                              $ 48,798,563
                                                                  ============
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
c Security fair valued using methods determined in good faith by the Pricing Committee of the Board of Trustees.
ADR -- American Depositary Receipt.



                       See Notes to Financial Statements.

                        HARRIS INSIGHT INTERNATIONAL FUND

                  STATEMENT OF NET ASSETS BY SECTOR ALLOCATION

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

Aerospace & Defense                                2.0%

Airlines                                           1.1%

Automobiles                                        2.6%

Banks                                             17.0%

Building Products                                  3.2%

Chemicals                                          5.3%

Commercial Services & Supplies                     1.2%

Communications Equipment                           1.2%

Computers & Peripherals                            1.2%

Construction Materials                             2.1%

Diversified Financials                             3.3%

Electric Utilities                                 2.1%

Electrical Equipment                               3.5%

Energy Equipment & Services                        1.1%

Food & Drug Retailing                              2.4%

Food Products                                      4.1%

Health Care Providers & Services                   1.0%

Hotels, Restaurants & Leisure                      1.7%

Household Durables                                 3.9%

Household Products                                 1.4%

Industrial Conglomerates                           1.3%

Insurance                                          1.6%

IT Consulting & Services                           1.4%

Machinery                                          1.2%

Multi-Utilities                                    1.1%

Office Electronics                                 2.0%

Oil & Gas                                          6.0%

Paper & Forest Products                            1.0%

Pharmaceuticals                                    6.5%

Semiconductor Equipment & Products                 2.5%

Specialty Retail                                   2.3%

Textiles & Apparel                                 3.5%

Wireless Telecommunication Services                5.3%

Cash, Cash Equivalents & Other Assets              2.9%


                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES       VALUE +
                                                        --------   -----------

COMMON STOCK -- 98.2%
AEROSPACE & DEFENSE -- 2.0%
Aviall, Inc.*                                              6,300   $   144,711
                                                                   -----------
AUTOMOBILES -- 1.2%
Monaco Coach Corp.                                         4,460        91,742
                                                                   -----------
BANKS -- 5.3%
CVB Financial Corp.                                        1,180        31,341
Nara Bancorp, Inc.                                         7,280       154,845
Prosperity Bancshares, Inc.                                5,280       154,229
Wilshire Bankcorp, Inc.*                                   3,320        54,913
                                                                   -----------
                                                                       395,328
                                                                   -----------
BIOTECHNOLOGY -- 0.9%
LifeCell Corp.*                                            6,500        66,430
                                                                   -----------
CHEMICALS -- 0.9%
RPM International, Inc.                                    3,540        69,596
                                                                   -----------
COMMERCIAL SERVICES & SUPPLIES -- 4.4%
Corporate Executive Board Co. a                            2,000       133,880
CoStar Group, Inc.*                                        1,580        72,964
Layne Christensen Co.*                                     1,670        30,311
Navigant Consulting, Inc.*                                 3,310        88,046
                                                                   -----------
                                                                       325,201
                                                                   -----------
COMMUNICATIONS EQUIPMENT -- 3.4%
Brocade Communications Systems, Inc.* a                   21,910       167,393
Ditech Communications Corp.*                               1,240        18,538
Tekelec*                                                   3,310        67,656
                                                                   -----------
                                                                       253,587
                                                                   -----------
CONSTRUCTION & ENGINEERING -- 0.3%
Perini Corp.*                                              1,280        21,363
                                                                   -----------
DIVERSIFIED FINANCIALS -- 5.5%
Cash America International, Inc.                           2,860        85,028
CompuCredit Corp.*                                         1,840        50,306
Corrections Corp. of America*                              2,860       115,687
Nelnet, Inc. Class A*                                      5,910       159,156
                                                                   -----------
                                                                       410,177
                                                                   -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES-- 2.1%
Aspect Communications Corp.*                               6,290        70,071
Ptek Holdings, Inc.*                                       7,700        82,467
                                                                   -----------
                                                                       152,538
                                                                   -----------
ELECTRIC UTILITIES -- 1.2%
El Paso Electric Co.*                                      4,730        89,586
                                                                   -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS-- 5.8%
Skyworks Solutions, Inc.* a                               17,210       162,290
Taser International, Inc.* a                               1,810        57,178
Teledyne Technologies, Inc.*                               3,880       114,189
Trimble Navigation, Ltd.*                                  2,950        97,468
                                                                   -----------
                                                                       431,125
                                                                   -----------


                                                         SHARES       VALUE +
                                                        --------   -----------

COMMON STOCK (CONTINUED)
ENERGY EQUIPMENT & SERVICES -- 4.2%
Headwaters, Inc.*                                          5,000   $   142,500
Hydril*                                                    2,200       100,122
Maverick Tube Corp.*                                       2,170        65,751
                                                                   -----------
                                                                       308,373
                                                                   -----------
FOOD & DRUG RETAILING -- 3.6%
Provide Commerce, Inc.*                                    3,050       113,307
USANA Health Sciences, Inc.*                               4,430       151,506
                                                                   -----------
                                                                       264,813
                                                                   -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.5%
Cytyc Corp.*                                               2,650        73,060
Dade Behring Holdings, Inc.*                               1,590        89,040
Given Imaging, Ltd.* a                                     1,050        37,706
Laserscope*                                                1,280        45,965
Merit Medical Systems, Inc.*                               3,400        51,952
West Pharmaceutical Services, Inc.                         1,300        32,539
                                                                   -----------
                                                                       330,262
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.4%
America Service Group, Inc.*                               1,190        31,856
Covance, Inc.*                                               980        37,975
Gentiva Health Services, Inc.*                             4,460        74,571
IDEXX Laboratories, Inc.*                                  1,930       105,359
                                                                   -----------
                                                                       249,761
                                                                   -----------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Bluegreen Corp.*                                           1,940        38,470
CKE Restaurants, Inc.*                                     1,480        21,475
P.F. Chang's China Bistro, Inc.* a                           730        41,136
                                                                   -----------
                                                                       101,081
                                                                   -----------
INSURANCE -- 3.5%
Commerce Group, Inc.                                       1,900       115,976
LandAmerica Financial Group, Inc. a                          840        45,301
UICI                                                       2,860        96,954
                                                                   -----------
                                                                       258,231
                                                                   -----------
INTERNET & CATALOG RETAIL -- 0.4%
Coldwater Creek, Inc.*                                       890        27,474
                                                                   -----------
INTERNET SOFTWARE & SERVICES -- 6.6%
Activision, Inc.*                                          7,310       147,516
Ask Jeeves, Inc.* a                                        2,030        54,302
Digital River, Inc.*                                       4,030       167,688
eCollege.com, Inc.*                                        4,830        54,869
InfoSpace, Inc.* a                                         1,280        60,864
                                                                   -----------
                                                                       485,239
                                                                   -----------
IT CONSULTING & SERVICES -- 2.6%
Agilysys, Inc.                                             4,100        70,274
Cognizant Technology Solutions Corp. Class A*              1,780        75,347
SRA International, Inc. Class A*                             760        48,792
                                                                   -----------
                                                                       194,413
                                                                   -----------


                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES       VALUE +
                                                        --------   -----------

COMMON STOCK (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS -- 2.5%
Jacuzzi Brands, Inc.*                                      4,830   $    42,021
K2, Inc.*                                                  8,960       142,285
                                                                   -----------
                                                                       184,306
                                                                   -----------
MACHINERY -- 2.9%
Actuant Corp. Class A*                                     3,140       163,751
Gardner Denver, Inc.*                                      1,500        54,435
                                                                   -----------
                                                                       218,186
                                                                   -----------
METALS & MINING -- 3.7%
Alliance Resource Partners, L.P.                           2,070       153,180
Joy Global, Inc.                                           2,700       117,261
                                                                   -----------
                                                                       270,441
                                                                   -----------
MULTILINE RETAIL -- 0.8%
Tuesday Morning Corp.* a                                   1,990        60,954
                                                                   -----------
OFFICE ELECTRONICS -- 1.0%
Navarre Corp.*                                             4,360        76,736
                                                                   -----------
OIL & GAS -- 3.5%
Giant Industries, Inc.*                                    2,120        56,201
Grey Wolf, Inc.*                                          15,880        83,688
Harvest Natural Resources, Inc.*                           1,180        20,379
PetroQuest Energy, Inc.*                                   6,600        32,670
Ultra Petroleum Corp.*                                     1,450        69,788
                                                                   -----------
                                                                       262,726
                                                                   -----------
PERSONAL PRODUCTS -- 0.8%
Chattem, Inc.*                                             1,700        56,270
                                                                   -----------
PHARMACEUTICALS -- 2.2%
Endo Pharmaceutical Holdings, Inc.*                        1,990        41,830
Perrigo Co.                                                7,120       122,962
                                                                   -----------
                                                                       164,792
                                                                   -----------
REAL ESTATE -- 0.8%
New Century Financial Corp. a                                890        56,880
                                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.0%
Micrel, Inc.*                                              3,680        40,554
Microsemi Corp.*                                          10,040       174,294
Silicon Image, Inc.* a                                     5,140        84,604
                                                                   -----------
                                                                       299,452
                                                                   -----------
SOFTWARE -- 3.7%
ANSYS, Inc.*                                               3,240       103,875
Jack Henry & Associates, Inc.                              2,090        41,612
RSA Security, Inc.* a                                      2,450        49,147
Ulticom, Inc.*                                             4,840        77,585
                                                                   -----------
                                                                       272,219
                                                                   -----------


                                                         SHARES       VALUE +
                                                        --------   -----------

COMMON STOCK (CONTINUED)
SPECIALTY RETAIL -- 3.5%
Charming Shoppes, Inc.* a                                  7,060   $    66,152
Dick's Sporting Goods, Inc.*                               2,100        73,815
Genesco, Inc.*                                             1,450        45,153
PETCO Animal Supplies, Inc.*                               1,930        76,197
                                                                   -----------
                                                                       261,317
                                                                   -----------
TEXTILES & APPAREL -- 4.8%
Deckers Outdoor Corp.*                                     1,470        69,075
Fossil, Inc.* a                                            4,310       110,509
Quiksilver, Inc.* a                                        5,910       176,059
                                                                   -----------
                                                                       355,643
                                                                   -----------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.8%
Linktone, Ltd. ADR*                                        6,700        56,280
                                                                   -----------
TOTAL COMMON STOCK
  (Cost $5,436,347)                                                  7,267,233
                                                                   -----------
TEMPORARY INVESTMENTS -- 1.8%
Dreyfus Cash Management Plus #719                              5             5
Goldman Sachs Financial Square
  Money Market Portfolio                                       4             4
J.P. Morgan Institutional Prime
  Money Market Portfolio                                 130,905       130,905
                                                                   -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $130,914)                                                      130,914
                                                                   -----------


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)
--------                                 --------       -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 18.7%
CERTIFICATES OF DEPOSIT -- 4.2%
Banco Santander S.A.
    2.315%                                06/07/05         $110        109,642
Canadian Imperial Bank of Commerce
    2.372%                                01/31/05          164        164,452
Credit Suisse First Boston
    2.360%                                01/24/05           36         36,005
                                                                   -----------
                                                                       310,099
                                                                   -----------
COMMERCIAL PAPER -- 6.5%
Citigroup, Inc.
    2.304%                                01/10/05            3          2,607
Rabobank USA Finance Corp.
    2.170%                                01/03/05          237        236,575
UBS Finance, L.L.C.
    2.230%                                01/03/05          237        236,573
                                                                   -----------
                                                                       475,755
                                                                   -----------


                       See Notes to Financial Statements.

                 HARRIS INSIGHT SMALL-CAP AGGRESSIVE GROWTH FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                   MATURITY        (000)        VALUE +
--------                                 --------       -------    -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
TIME DEPOSITS -- 2.0%
Bank of America N.A.
    1.500%                                01/03/05         $ 31    $    30,859
Chase Manhattan Bank
    2.250%                                01/03/05          119        118,790
                                                                   -----------
                                                                       149,649
                                                                   -----------
VARIABLE RATE OBLIGATIONS -- 6.0%
Bank of America N.A.
    2.300%                                06/09/05           50         50,119
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05          123        123,041
    2.380%                                01/05/05          102        101,507
Natexis Banques
    2.297%                                01/19/05          171        170,740
                                                                   -----------
                                                                       445,407
                                                                   -----------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $1,380,910)                                                  1,380,910
                                                                   -----------
TOTAL INVESTMENTS -- 118.7%
  (Cost $6,948,171)                                                  8,779,057
                                                                   -----------
OTHER ASSETS AND LIABILITIES -- (18 7%)
Dividends receivable and other assets                                   15,426
Payable upon return of collateral on securities loaned              (1,380,910)
Payable for securities purchased                                       (11,958)
Investment advisory fee payable                                           (159)
Administration fees payable                                               (908)
Accrued expenses                                                        (4,982)
                                                                   -----------
                                                                    (1,383,491)
                                                                   -----------
NET ASSETS -- 100.0%
Applicable to 539,396 Institutional Shares of beneficial
  interest outstanding, $.001 par value (indefinite
  number of shares has been authorized for each
  class of shares of the Fund) (Note 8)                            $ 7,395,566
                                                                   ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE ($7,395,566/539,396)                    $13.71
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                           $6,951,388
                                                                    ==========
    Gross Appreciation                                              $1,867,925
    Gross Depreciation                                                 (40,256)
                                                                    ----------
    Net Appreciation                                                $1,827,669
                                                                    ==========

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $1,323,174, and the total market value of the collateral held by the portfolio is $1,380,910.
ADR -- American Depositary Receipt.


                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK -- 98.1%
AEROSPACE & DEFENSE -- 1.0%
Aviall, Inc.*                                            114,800  $  2,636,956
United Defense Industries, Inc.*                          95,700     4,521,825
                                                                  ------------
                                                                     7,158,781
                                                                  ------------
AUTO COMPONENTS -- 0.9%
Visteon Corp. a                                          655,500     6,404,235
                                                                  ------------
BANKS -- 5.1%
Corus Bankshares, Inc.                                    28,700     1,377,887
East West Bancorp, Inc.                                  188,200     7,896,872
Flagstar Bancorp, Inc. a                                 327,000     7,390,200
Hanmi Financial Corp.                                     44,700     1,606,518
Irwin Financial Corp.                                     98,900     2,807,771
Oriental Financial Group, Inc.                            84,160     2,382,569
Republic Bancorp, Inc.                                   127,320     1,945,450
Texas Regional Bancshares, Inc. Class A                   98,050     3,204,274
UCBH Holdings, Inc.                                       51,000     2,336,820
Wintrust Financial Corp.                                  95,700     5,451,072
                                                                  ------------
                                                                    36,399,433
                                                                  ------------
BUILDING PRODUCTS -- 1.2%
USG Corp.* a                                             202,500     8,154,675
                                                                  ------------
CASINOS -- 1.8%
Penn National Gaming, Inc.*                              210,500    12,745,775
                                                                  ------------
CHEMICALS -- 0.9%
OM Group, Inc.*                                          202,500     6,565,050
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES-- 0.8%
Corporate Executive Board Co. a                           84,500     5,656,430
                                                                  ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
Comtech Telecommunications Corp.*                        116,400     4,377,804
Ditech Communications Corp.*                             417,900     6,247,605
Essex Corp.*                                              59,830     1,211,558
Sonus Networks, Inc.*                                  1,236,040     7,082,509
                                                                  ------------
                                                                    18,919,476
                                                                  ------------
COMPUTERS & PERIPHERALS -- 3.1%
Hutchinson Technology, Inc.* a                           213,700     7,387,609
Intergraph Corp.*                                        304,600     8,202,878
PalmOne, Inc.* a                                         134,000     4,227,700
TransAct Technologies, Inc.*                              82,893     1,770,594
                                                                  ------------
                                                                    21,588,781
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.3%
NCI Building Systems, Inc.*                               62,200     2,332,500
                                                                  ------------
CONSTRUCTION MATERIALS -- 0.7%
Florida Rock Industries, Inc. a                           82,900     4,935,037
                                                                  ------------
CONTAINERS & PACKAGING -- 0.4%
Silgan Holdings, Inc.                                     41,500     2,529,840
                                                                  ------------
DIVERSIFIED FINANCIALS -- 3.9%
Accredited Home Lenders Holding Co.*                      68,600     3,408,048
Arch Capital Group, Ltd.*                                 82,900     3,208,230
CompuCredit Corp.*                                       170,700     4,666,938
Doral Financial Corp.                                     50,900     2,506,825
Impac Mortgage Holdings, Inc. a                          392,300     8,893,441


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS (CONTINUED)
Nelnet, Inc. Class A*                                     79,700  $  2,146,321
Saxon Capital, Inc.                                      129,200     3,099,508
                                                                  ------------
                                                                    27,929,311
                                                                  ------------
ELECTRIC UTILITIES -- 1.0%
Companhia Energetica de Minas
  Gerais ADR                                             141,900     3,482,226
OGE Energy Corp.                                         121,200     3,213,012
                                                                  ------------
                                                                     6,695,238
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.9%
Thomas & Betts Corp.*                                    210,500     6,472,875
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.1%
Anixter International, Inc.* a                           148,300     5,337,317
Daktronics, Inc.*                                         38,960       969,714
Rofin-Sinar Technologies, Inc.*                          102,100     4,334,145
Teledyne Technologies, Inc.*                             141,900     4,176,117
                                                                  ------------
                                                                    14,817,293
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 2.2%
Headwaters, Inc.*                                        173,800     4,953,300
Maverick Tube Corp.*                                     103,700     3,142,110
Veritas DGC, Inc.*                                       336,500     7,540,965
                                                                  ------------
                                                                    15,636,375
                                                                  ------------
FOOD & DRUG RETAILING -- 0.8%
Nash Finch Co.                                            90,900     3,432,384
Provide Commerce, Inc.*                                   57,400     2,132,410
                                                                  ------------
                                                                     5,564,794
                                                                  ------------
FOOD PRODUCTS -- 2.0%
Corn Products International, Inc.                        183,400     9,822,904
Pilgrim's Pride Corp.                                    145,100     4,451,668
                                                                  ------------
                                                                    14,274,572
                                                                  ------------
GAS UTILITIES -- 1.3%
AGL Resources, Inc.                                      157,900     5,248,596
Atmos Energy Corp.                                       153,100     4,187,285
                                                                  ------------
                                                                     9,435,881
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.0%
CONMED Corp.*                                             97,300     2,765,266
Cooper Cos., Inc. a                                      106,900     7,546,071
Dade Behring Holdings, Inc.*                             138,800     7,772,800
Gen-Probe, Inc.*                                         173,800     7,857,498
Immucor, Inc.*                                           133,950     3,149,165
PerkinElmer, Inc.                                        124,400     2,797,756
Sybron Dental Specialties, Inc.*                         154,700     5,473,286
Ventana Medical Systems, Inc.*                            82,900     5,304,771
                                                                  ------------
                                                                    42,666,613
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.9%
Amedisys, Inc.*                                           84,500     2,736,955
American Healthways, Inc.*                               116,400     3,845,856
AMERIGROUP Corp.*                                        146,700    11,099,322
Chemed Corp.                                              54,200     3,637,362
Genesis HealthCare Corp.*                                151,500     5,307,045

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Matria Healthcare, Inc.*                                  57,400  $  2,242,618
Owens & Minor, Inc.                                      132,400     3,729,708
PDI, Inc.*                                                65,400     1,457,112
Psychiatric Solutions, Inc.*                             126,000     4,606,560
Select Medical Corp.                                     323,800     5,698,880
Sierra Health Services, Inc.*                            213,700    11,777,007
                                                                  ------------
                                                                    56,138,425
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE -- 1.4%
Jack in the Box, Inc.*                                   267,900     9,877,473
                                                                  ------------
HOUSEHOLD DURABLES -- 3.4%
American Greetings Corp. Class A                         355,700     9,016,995
Meritage Corp.*                                           59,000     6,649,300
Toro Co.                                                 102,100     8,305,835
                                                                  ------------
                                                                    23,972,130
                                                                  ------------
INSURANCE -- 3.9%
Commerce Group, Inc.                                      89,300     5,450,872
Fremont General Corp. a                                  264,700     6,665,146
IPC Holdings, Ltd.                                        67,000     2,915,170
LandAmerica Financial Group, Inc. a                      138,800     7,485,484
UICI                                                     153,100     5,190,090
                                                                  ------------
                                                                    27,706,762
                                                                  ------------
INTERNET & CATALOG RETAIL -- 0.8%
Coldwater Creek, Inc.*                                   185,000     5,710,950
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 5.0%
Digital River, Inc.*                                     226,500     9,424,665
DoubleClick, Inc.*                                       692,200     5,385,316
InfoSpace, Inc.* a                                       135,600     6,447,780
Tessera Technologies, Inc.*                              185,000     6,883,850
ValueClick, Inc.*                                        524,700     6,994,251
                                                                  ------------
                                                                    35,135,862
                                                                  ------------
IT CONSULTING & SERVICES -- 0.9%
Cognizant Technology Solutions Corp.
  Class A*                                                65,200     2,759,916
SRA International, Inc. Class A*                          60,600     3,890,520
                                                                  ------------
                                                                     6,650,436
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.9%
JAKKS Pacific, Inc.* a                                   403,550     8,922,491
Marvel Enterprises, Inc.* a                              210,500     4,311,040
                                                                  ------------
                                                                    13,233,531
                                                                  ------------
MACHINERY -- 1.9%
A.S.V., Inc.*                                            122,800     5,882,120
Dionex Corp.*                                             63,800     3,615,546
Reliance Steel & Aluminum Co.                            108,500     4,227,160
                                                                  ------------
                                                                    13,724,826
                                                                  ------------
MEDIA -- 2.1%
Catalina Marketing Corp.                                 218,500     6,474,155
R.H. Donnelley Corp.*                                    137,200     8,101,660
                                                                  ------------
                                                                    14,575,815
                                                                  ------------


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
METALS & MINING -- 2.6%
Carpenter Technology Corp.                                87,700  $  5,126,942
Metal Management, Inc.                                   258,400     6,943,208
Mittal Steel Co. NV Class A* a                            93,700     3,621,505
Natural Resource Partners L.P. a                          52,600     3,032,390
                                                                  ------------
                                                                    18,724,045
                                                                  ------------
OFFICE ELECTRONICS -- 0.8%
Navarre Corp.*                                           338,100     5,950,560
                                                                  ------------
OIL & GAS -- 4.3%
Edge Petroleum Corp.*                                    140,300     2,045,574
Giant Industries, Inc.*                                  126,000     3,340,260
Meridian Resource Corp.*                                 368,400     2,228,820
OMI Corp.                                                269,500     4,541,075
Patina Oil & Gas Corp.                                   236,200     8,857,500
Tesoro Corp.*                                            303,000     9,653,580
                                                                  ------------
                                                                    30,666,809
                                                                  ------------
PAPER & FOREST PRODUCTS -- 1.1%
Potlatch Corp.                                           157,900     7,986,582
                                                                  ------------
PERSONAL PRODUCTS -- 0.9%
Chattem, Inc.*                                            97,300     3,220,630
Helen of Troy, Ltd.*                                      82,900     2,786,269
                                                                  ------------
                                                                     6,006,899
                                                                  ------------
PHARMACEUTICALS -- 0.4%
Eon Labs, Inc.* a                                        103,700     2,799,900
                                                                  ------------
REAL ESTATE -- 5.2%
American Home Mortgage Investment Corp.                  271,100     9,285,175
LNR Property Corp.                                       138,800     8,731,908
MFA Mortgage Investments, Inc.                           250,400     2,208,528
New Century Financial Corp. a                            104,500     6,678,595
Redwood Trust, Inc.                                      157,900     9,804,011
                                                                  ------------
                                                                    36,708,217
                                                                  ------------
ROAD & RAIL -- 0.5%
Dollar Thrifty Automotive Group, Inc.*                   119,600     3,611,920
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.0%
Sigmatel, Inc.*                                          207,300     7,365,369
                                                                  ------------
SOFTWARE -- 5.0%
ANSYS, Inc.*                                             194,600     6,238,876
Blackboard, Inc.*                                        103,700     1,535,797
Kronos, Inc.*                                            101,300     5,179,469
MicroStrategy, Inc. Class A*                             102,100     6,151,525
RSA Security, Inc.*                                      362,000     7,261,720
Transaction Systems Architects, Inc.
  Class A*                                               261,600     5,192,760
Verint Systems, Inc.*                                     97,300     3,534,909
                                                                  ------------
                                                                    35,095,056
                                                                  ------------
SPECIALTY RETAIL -- 3.0%
Aeropostale, Inc.*                                       313,400     9,223,362
Charming Shoppes, Inc.* a                                677,800     6,350,986
Genesco, Inc.*                                           186,600     5,810,724
                                                                  ------------
                                                                    21,385,072
                                                                  ------------

                       See Notes to Financial Statements.

                    HARRIS INSIGHT SMALL-CAP OPPORTUNITY FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
TEXTILES & APPAREL -- 4.0%
Deckers Outdoor Corp.*                                   143,500  $  6,743,065
DHB Industries, Inc.* a                                  470,500     8,958,320
Quiksilver, Inc.* a                                      411,500    12,258,585
                                                                  ------------
                                                                    27,959,970
                                                                  ------------
TOBACCO -- 1.0%
Loews Corp. - Carolina Group                             252,000     7,295,400
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $492,589,727)                                              695,164,974
                                                                  ------------
TEMPORARY INVESTMENTS -- 3.2%
Dreyfus Cash Management Plus #719                             87            87
Goldman Sachs Financial Square
  Money Market Portfolio                               4,794,950     4,794,950
J.P. Morgan Institutional Prime
  Money Market Portfolio                              17,995,558    17,995,558
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $22,790,595)                                                22,790,595
                                                                  ------------

 COUPON                                                   PAR
  RATE                                   MATURITY        (000)
--------                                 --------       -------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 13.8%
CERTIFICATES OF DEPOSIT -- 0.1%
Canadian Imperial Bank of Commerce
    2.372%                                01/31/05       $   366       365,533
                                                                  ------------
COMMERCIAL PAPER -- 6.1%
Citigroup, Inc.
    2.304%                                01/10/05         1,164     1,161,899
Rabobank USA Finance Corp.
    2.170%                                01/03/05        21,172    21,171,741
UBS Finance, L.L.C.
    2.230%                                01/03/05        21,172    21,171,636
                                                                  ------------
                                                                    43,505,276
                                                                  ------------
TIME DEPOSITS -- 1.7%
Bank of America N.A.
    1.500%                                01/03/05         1,745     1,744,877
Chase Manhattan Bank
    2.250%                                01/03/05        10,631    10,630,837
                                                                  ------------
                                                                    12,375,714
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 5.9%
Bank of America N.A.
    2.300%                                06/09/05         2,795     2,795,432
Bear Stearns Co., Inc.
    2.280%                                03/22/05         6,110     6,109,528
ForeningsSparbanken AB
    2.362%                                01/18/05         9,344     9,342,137
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05        11,011    11,011,297
    2.380%                                01/05/05         5,047     5,046,731
Morgan Stanley
    2.330%                                04/12/05         5,729     5,729,169


 COUPON                                                   PAR
  RATE                                   MATURITY        (000)        VALUE +
--------                                 --------       -------    -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (CONTINUED)
VARIABLE RATE OBLIGATIONS (CONTINUED)
Natexis Banques
    2.297%                                01/19/05       $    32   $    31,779
Sedna Finance Corp.
    2.372%                                10/17/05         1,763     1,763,463
                                                                  ------------
                                                                    41,829,536
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $98,076,059)                                                98,076,059
                                                                  ------------
TOTAL INVESTMENTS -- 115.1%
  (Cost $613,456,381)                                              816,031,628
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (15 1%)
Dividends receivable and other assets                                  644,281
Receivable for securities sold                                         197,951
Receivable for capital stock sold                                    1,189,741
Payable upon return of collateral on securities loaned             (98,076,059)
Payable for securities purchased                                   (10,074,371)
Payable for capital stock redeemed                                    (171,467)
Investment advisory fee payable                                       (441,716)
Administration fees payable                                            (92,593)
Service plan fees payable                                              (33,202)
Accrued expenses                                                       (93,547)
                                                                  ------------
                                                                  (106,950,982)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 22,103,240 Institutional Shares,
  4,085,445 N Shares, and 2,753,760 A Shares of
  beneficial interest outstanding, $.001 par value
  (indefinite number of shares has been authorized
  for each class of shares of the Fund) (Note 8)                  $709,080,646
                                                                  ============
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($544,634,407/22,103,240)                                             $24.64
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($98,266,999/4,085,445)                             $24.05
                                                                        ======
NET ASSET VALUE AND REDEMPTION
  PRICE PER A SHARE ($66,179,240/2,753,760)                             $24.03
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($24.03/0.945) (NOTE 5)                                   $25.43
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $613,817,781
                                                                  ============
    Gross Appreciation                                            $210,259,848
    Gross Depreciation                                              (8,046,001)
                                                                  ------------
    Net Appreciation                                              $202,213,847
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $94,422,518, and the total market value of the collateral held by the portfolio is $98,076,059.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK -- 97.6%
AEROSPACE & DEFENSE -- 2.5%
Curtiss-Wright Corp.                                      48,560  $  2,787,830
United Defense Industries, Inc.*                         158,700     7,498,575
                                                                  ------------
                                                                    10,286,405
                                                                  ------------
AUTO COMPONENTS -- 0.9%
Tenneco Automotive, Inc.*                                207,270     3,573,335
                                                                  ------------
BANKS -- 10.8%
Banco Latinoamericano de Exportaciones
  S. A. Class E                                          235,760     4,701,054
Corus Bankshares, Inc.                                    25,355     1,217,294
CVB Financial Corp.                                       93,800     2,491,328
East West Bancorp, Inc.                                  108,600     4,556,856
First BanCorp.                                            38,550     2,448,310
Flagstar Bancorp, Inc. a                                 173,200     3,914,320
Glacier Bancorp, Inc.                                     55,250     1,880,710
Irwin Financial Corp.                                     61,750     1,753,082
Nara Bancorp, Inc.                                       177,600     3,777,552
NBT Bancorp, Inc.                                         52,600     1,352,872
Netbank, Inc.                                            126,950     1,321,550
Oriental Financial Group, Inc.                            71,280     2,017,937
Pacific Capital Bancorp                                   43,233     1,469,490
R & G Financial Corp. Class B                             42,165     1,639,375
Republic Bancorp, Inc. a                                 226,520     3,461,226
S&T Bancorp, Inc.                                         88,700     3,343,103
Southwest Bancorp of Texas, Inc.                         150,800     3,512,132
                                                                  ------------
                                                                    44,858,191
                                                                  ------------
CASINOS -- 2.3%
Ameristar Casinos, Inc.*                                  82,950     3,575,974
Shuffle Master, Inc.* a                                  126,500     5,958,150
                                                                  ------------
                                                                     9,534,124
                                                                  ------------
CHEMICALS -- 1.2%
OM Group, Inc.*                                           39,900     1,293,558
Terra Industries, Inc.* a                                398,500     3,538,680
                                                                  ------------
                                                                     4,832,238
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
Banta Corp.                                              109,450     4,898,982
Mobile Mini, Inc.*                                        63,700     2,104,648
                                                                  ------------
                                                                     7,003,630
                                                                  ------------
COMPUTERS & PERIPHERALS -- 1.1%
Intergraph Corp.*                                        108,750     2,928,637
Overland Storage, Inc.*                                   99,350     1,658,152
                                                                  ------------
                                                                     4,586,789
                                                                  ------------
CONSTRUCTION & ENGINEERING -- 0.4%
Perini Corp.*                                             93,900     1,567,191
                                                                  ------------
CONTAINERS & PACKAGING -- 0.5%
Greif, Inc. Class A                                       39,200     2,195,200
                                                                  ------------
DISTRIBUTORS -- 2.0%
Brightpoint, Inc.*                                       222,500     4,347,650
Building Materials Holding Corp.                          54,129     2,072,599
Handleman Co.                                             92,050     1,977,234
                                                                  ------------
                                                                     8,397,483
                                                                  ------------


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
DIVERSIFIED FINANCIALS -- 5.8%
Arch Capital Group, Ltd.*                                152,080  $  5,885,496
CompuCredit Corp.*                                        93,250     2,549,455
Corrections Corp. of America*                            133,100     5,383,895
Impac Mortgage Holdings, Inc. a                          105,700     2,396,219
Nelnet, Inc. Class A*                                     86,800     2,337,524
Westcorp                                                 114,500     5,258,985
                                                                  ------------
                                                                    23,811,574
                                                                  ------------
ELECTRIC UTILITIES -- 2.2%
Duquesne Light Holdings, Inc.                            153,000     2,884,050
El Paso Electric Co.*                                    191,900     3,634,586
Westar Energy, Inc.                                      105,050     2,402,493
                                                                  ------------
                                                                     8,921,129
                                                                  ------------
ELECTRICAL EQUIPMENT -- 0.6%
Acuity Brands, Inc.                                       76,300     2,426,340
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.2%
Benchmark Electronics, Inc.*                             139,600     4,760,360
Checkpoint Systems, Inc.*                                116,300     2,099,215
Trimble Navigation, Ltd.*                                 64,250     2,122,820
                                                                  ------------
                                                                     8,982,395
                                                                  ------------
ENERGY EQUIPMENT & SERVICES -- 1.6%
Denbury Resources, Inc.*                                 104,400     2,865,780
Universal Compression Holdings, Inc.*                     69,500     2,426,245
Veritas DGC, Inc.*                                        67,400     1,510,434
                                                                  ------------
                                                                     6,802,459
                                                                  ------------
FOOD PRODUCTS -- 2.4%
Chiquita Brands International, Inc.                      297,400     6,560,644
Pilgrim's Pride Corp.                                    106,150     3,256,682
                                                                  ------------
                                                                     9,817,326
                                                                  ------------
GAS UTILITIES -- 0.7%
ONEOK, Inc. a                                             99,630     2,831,485
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
American Medical Systems Holdings, Inc.*                  72,800     3,043,768
Arrow International, Inc.                                 82,900     2,569,071
Cooper Cos., Inc. a                                       94,550     6,674,284
                                                                  ------------
                                                                    12,287,123
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.2%
Centene Corp.*                                            78,600     2,228,310
Chemed Corp.                                              22,710     1,524,068
Owens & Minor, Inc.                                      124,450     3,505,756
PAREXEL International Corp.*                              82,900     1,682,870
Priority Healthcare Corp. Class B*                        63,900     1,391,103
Psychiatric Solutions, Inc.*                             199,200     7,282,752
Sierra Health Services, Inc.* a                           62,850     3,463,664
Stewart Enterprises, Inc. Class A*                       170,150     1,189,349
Sunrise Senior Living, Inc.*                             106,950     4,958,202
Ventiv Health, Inc.*                                     136,210     2,767,787
                                                                  ------------
                                                                    29,993,861
                                                                  ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
HOTELS, RESTAURANTS & LEISURE -- 1.8%
Bluegreen Corp.*                                         194,500  $  3,856,935
Landry's Restaurants, Inc. a                             123,300     3,583,098
                                                                  ------------
                                                                     7,440,033
                                                                  ------------
HOUSEHOLD DURABLES -- 1.6%
Toro Co.                                                  79,350     6,455,122
                                                                  ------------
INSURANCE -- 7.2%
American Equity Investment Life Holding Co.*             135,990     1,464,612
AmerUs Group Co. a                                       128,200     5,807,460
Delphi Financial Group, Inc. Class A                      59,235     2,733,695
LandAmerica Financial Group, Inc. a                       99,200     5,349,856
Max Re Capital, Ltd.                                      91,800     1,958,094
PXRE Group, Ltd.                                         117,685     2,966,839
Stewart Information Services Corp.                        69,800     2,907,170
UICI                                                     196,830     6,672,537
                                                                  ------------
                                                                    29,860,263
                                                                  ------------
INTERNET SOFTWARE & SERVICES -- 2.2%
Open Text Corp.* a                                       159,900     3,205,995
Websense, Inc.* a                                        118,400     6,005,248
                                                                  ------------
                                                                     9,211,243
                                                                  ------------
IT CONSULTING & SERVICES -- 1.2%
Agilysys, Inc.                                            75,100     1,287,214
Covansys Corp.*                                          147,335     2,254,225
Gartner, Inc. Class B*                                   122,450     1,504,911
                                                                  ------------
                                                                     5,046,350
                                                                  ------------
LEISURE EQUIPMENT & PRODUCTS -- 0.5%
Jacuzzi Brands, Inc.*                                    219,600     1,910,520
                                                                  ------------
MACHINERY -- 1.1%
Graco, Inc.                                               57,312     2,140,603
Titan International, Inc. a                              173,300     2,616,830
                                                                  ------------
                                                                     4,757,433
                                                                  ------------
MARINE -- 2.4%
General Maritime Corp.*                                  138,750     5,543,063
Overseas Shipholding Group, Inc.                          78,250     4,319,400
                                                                  ------------
                                                                     9,862,463
                                                                  ------------
METALS & MINING -- 5.4%
Alliance Resource Partners L.P.                           46,100     3,411,400
Cleveland-Cliffs, Inc.*                                    8,000       830,880
Commercial Metals Co.                                    120,200     6,077,312
Metal Management, Inc.                                   148,600     3,992,882
Olympic Steel, Inc.* a                                   277,300     7,351,223
Oregon Steel Mills, Inc.*                                 41,800       848,122
                                                                  ------------
                                                                    22,511,819
                                                                  ------------
MULTILINE RETAIL -- 1.7%
BJ's Wholesale Club, Inc.* a                             124,300     3,620,859
ShopKo Stores, Inc.*                                     172,500     3,222,300
                                                                  ------------
                                                                     6,843,159
                                                                  ------------


                                                         SHARES      VALUE +
                                                        --------  ------------

COMMON STOCK (CONTINUED)
OIL & GAS -- 5.5%
Houston Exploration Co.*                                  73,150  $  4,119,076
Patina Oil & Gas Corp.                                    76,386     2,864,475
Plains Exploration & Production Co.*                     219,554     5,708,404
Stone Energy Corp.*                                       97,150     4,380,494
Tesoro Corp.*                                            180,100     5,737,986
                                                                  ------------
                                                                    22,810,435
                                                                  ------------
PAPER & FOREST PRODUCTS -- 1.6%
Potlatch Corp. a                                         128,570     6,503,071
                                                                  ------------
PHARMACEUTICALS -- 1.8%
Alpharma, Inc. Class A                                   143,900     2,439,105
Perrigo Co.                                              289,300     4,996,211
                                                                  ------------
                                                                     7,435,316
                                                                  ------------
REAL ESTATE -- 5.4%
American Home Mortgage Investment Corp.                  105,700     3,620,225
Brandywine Realty Trust                                  109,900     3,229,961
Corporate Office Properties Trust                        153,100     4,493,485
Inland Real Estate Corp.                                 101,900     1,625,305
Jones Lang Lasalle, Inc.*                                 80,100     2,996,541
New Century Financial Corp. a                             41,450     2,649,069
Newcastle Investment Corp.                                64,900     2,062,522
Redwood Trust, Inc. a                                     29,150     1,809,924
                                                                  ------------
                                                                    22,487,032
                                                                  ------------
ROAD & RAIL -- 2.7%
Dollar Thrifty Automotive Group, Inc.*                   207,785     6,275,107
Landstar System, Inc.*                                    27,500     2,025,100
UTI Worldwide, Inc.                                       39,300     2,673,186
                                                                  ------------
                                                                    10,973,393
                                                                  ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.3%
Standard Microsystems Corp.*                              67,400     1,201,742
                                                                  ------------
SOFTWARE -- 0.9%
Dendrite International, Inc.*                            195,500     3,792,700
                                                                  ------------
SPECIALTY RETAIL -- 3.8%
PETCO Animal Supplies, Inc.*                             169,250     6,681,990
United Auto Group, Inc.*                                 134,450     3,978,376
United Rentals, Inc.* a                                  137,750     2,603,475
Zale Corp.*                                               84,400     2,521,028
                                                                  ------------
                                                                    15,784,869
                                                                  ------------
TEXTILES & APPAREL -- 1.4%
Quiksilver, Inc.* a                                      196,100     5,841,819
                                                                  ------------
TOTAL COMMON STOCK
  (Cost $292,762,494)                                              403,437,060
                                                                  ------------
TEMPORARY INVESTMENTS -- 2.2%
Dreyfus Cash Management Plus #719                             20            20
Goldman Sachs Financial Square
  Money Market Portfolio                               1,883,797     1,883,797
J.P. Morgan Institutional Prime
  Money Market Portfolio                               7,156,849     7,156,849
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $9,040,666)                                                  9,040,666
                                                                  ------------

                       See Notes to Financial Statements.

                       HARRIS INSIGHT SMALL-CAP VALUE FUND

                                DECEMBER 31, 2004

--------------------------------------------------------------------------------

 COUPON                                                   PAR
  RATE                                   MATURITY        (000)        VALUE +
--------                                 --------       -------    -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED -- 14.6%
CERTIFICATES OF DEPOSIT -- 1.8%
Banco Santander S.A.
    2.315%                                06/07/05      $ 1,971   $  1,970,567
Canadian Imperial Bank of Commerce
    2.372%                                01/31/05        5,477      5,476,230
                                                                  ------------
                                                                     7,446,797
                                                                  ------------
COMMERCIAL PAPER -- 7.6%
Rabobank USA Finance Corp.
    2.170%                                01/03/05       15,727     15,727,074
UBS Finance, L.L.C.
    2.230%                                01/03/05       15,727     15,726,995
                                                                  ------------
                                                                    31,454,069
                                                                  ------------
TIME DEPOSITS -- 2.0%
Bank of America N.A.
    1.500%                                01/03/05          550        550,001
Chase Manhattan Bank
    2.250%                                01/03/05        7,897      7,896,939
                                                                  ------------
                                                                     8,446,940
                                                                  ------------
VARIABLE RATE OBLIGATIONS -- 3.2%
Bear Stearns Co., Inc.
    2.280%                                03/22/05        1,394      1,393,862
ForeningsSparbanken AB
    2.362%                                01/18/05        1,821      1,820,599
Merrill Lynch & Co., Inc. Master Notes
    2.440%                                01/03/05        8,180      8,179,557
    2.380%                                01/05/05          142        142,285
Natexis Banques
    2.297%                                01/19/05        1,687      1,686,628
                                                                  ------------
                                                                    13,222,931
                                                                  ------------
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
  (Cost $60,570,737)                                                60,570,737
                                                                  ------------
TOTAL INVESTMENTS -- 114.4%
  (Cost $362,373,897)                                              473,048,463
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- (14 4%)
Dividends receivable and other assets                                  414,910
Receivable for capital stock sold                                    1,069,531
Payable upon return of collateral on securities loaned             (60,570,737)
Payable for capital stock redeemed                                     (59,490)
Investment advisory fee payable                                       (236,739)
Administration fees payable                                            (53,244)
Service plan fees payable                                               (7,930)
Accrued expenses                                                       (50,530)
                                                                  ------------
                                                                   (59,494,229)
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 7,288,117 Institutional Shares, 711,545
  N Shares, and 165,895 A Shares of beneficial
  interest outstanding, $.001 par value (indefinite
  number of shares has been authorized for each
  class of shares of the Fund) (Note 8)                           $413,554,234
                                                                  ============


NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($369,310,547/7,288,117)                      $50.67
                                                                        ======
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER N SHARE ($35,891,239/711,545)                               $50.44
                                                                        ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($8,352,448/165,895)                                      $50.35
                                                                        ======
MAXIMUM PUBLIC OFFERING PRICE
  PER A SHARE ($50.35/0.945) (NOTE 5)                                   $53.28
                                                                        ======

------------------
The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

    Basis                                                         $362,731,993
                                                                  ============
    Gross Appreciation                                            $114,441,207
    Gross Depreciation                                              (4,124,737)
                                                                  ------------
    Net Appreciation                                              $110,316,470
                                                                  ============

+  See Note 2a to the Financial Statements.
*  Non-income producing security.
a Total or partial security on loan. At December 31, 2004, the total market value of the portfolio's securities on loan is $58,087,853, and the total market value of the collateral held by the portfolio is $60,570,737.


                       See Notes to Financial Statements.
102

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                    MONEY MARKET FUNDS
                                                                                      ------------------------------------------
                                                                                       GOVERNMENT                    TAX-EXEMPT
                                                                                      MONEY MARKET   MONEY MARKET   MONEY MARKET
                                                                                          FUND           FUND           FUND
                                                                                      ------------   ------------   ------------
INVESTMENT INCOME:
  Interest .......................................................................     $25,728,474   $105,676,777   $16,186,415
  Dividends ......................................................................              --             --            --
  Securities lending income ......................................................              --             --            --
  Foreign taxes withheld .........................................................              --             --            --
                                                                                       -----------   ------------   -----------
    Total investment income ......................................................      25,728,474    105,676,777    16,186,415
                                                                                       -----------   ------------   -----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...............................................       1,843,072      7,375,073     1,348,192
  Rule 12b-1 fee (Note 4) ........................................................       2,010,179      4,066,746       479,478
  Shareholder services fee (Note 4) ..............................................       3,601,609      8,194,486       974,545
  Program fee (Note 4) ...........................................................       4,694,531      8,036,900       741,891
  Commitment fee (Note 12) .......................................................          24,226         98,741        17,567
  Transfer agency fee (Note 3) ...................................................          81,399        241,869        64,304
  Administration fee (Note 3) ....................................................       2,117,499      8,622,084     1,547,426
  Custodian fee (Note 3) .........................................................          70,638        299,693        59,216
  Directors' fees and expenses ...................................................          31,031        131,484        22,502
  Audit fee ......................................................................          37,706        206,108        29,342
  Legal fee ......................................................................          31,575        142,202        25,182
  Reports to shareholders ........................................................          85,011        327,123        56,517
  Registration fees ..............................................................          61,960         78,105        50,434
  Organizational costs ...........................................................              --             --            --
  Miscellaneous ..................................................................          76,732        458,497        51,232
                                                                                       -----------   ------------   -----------
    Total expenses ...............................................................      14,767,168     38,279,111     5,467,828
                                                                                       -----------   ------------   -----------
  Less investment advisory fee waived (Note 3) ...................................              --             --            --
  Less administration fee waived (Note 3) ........................................        (721,229)    (5,266,185)           --
  Less service plan fees waived (Note 4) .........................................      (1,267,157)    (2,703,735)     (290,553)
  Less expenses reimbursed by affiliates (Note 3) ................................              --        (32,418)           --
                                                                                       -----------   ------------   -----------
    Net expenses .................................................................      12,778,782     30,276,773     5,177,275
                                                                                       -----------   ------------   -----------
NET INVESTMENT INCOME/(LOSS) .....................................................      12,949,692     75,400,004    11,009,140
                                                                                       -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ......................................................           6,607         32,115       (23,879)
    Futures contracts ............................................................              --             --            --
    Foreign currency translations ................................................              --             --            --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ..................................................................              --             --            --
    Futures contracts ............................................................              --             --            --
    Foreign currency translations ................................................              --             --            --
                                                                                       -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...........................           6,607         32,115       (23,879)
                                                                                       -----------   ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ................................     $12,956,299   $ 75,432,119   $10,985,261
                                                                                       ===========   ============   ===========
                                                                                                    FIXED INCOME FUNDS
                                                                                      -------------------------------------------
                                                                                                     HIGH YIELD    INTERMEDIATE
                                                                                          BOND          BOND      GOVERNMENT BOND
                                                                                          FUND          FUND           FUND
                                                                                      -----------    ----------   ---------------
INVESTMENT INCOME:
  Interest .......................................................................    $ 7,641,485    $5,249,597      $3,019,958
  Dividends ......................................................................             --        45,120              --
  Securities lending income ......................................................          4,891        27,886           7,608
  Foreign taxes withheld .........................................................             --            --              --
                                                                                      -----------    ----------      ----------
    Total investment income ......................................................      7,646,376     5,322,603       3,027,566
                                                                                      -----------    ----------      ----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...............................................      1,018,371       323,089         352,361
  Rule 12b-1 fee (Note 4) ........................................................          4,471           304          13,480
  Shareholder services fee (Note 4) ..............................................         11,433           534          40,564
  Program fee (Note 4) ...........................................................             --            --              --
  Commitment fee (Note 12) .......................................................          2,113           968           1,050
  Transfer agency fee (Note 3) ...................................................         52,058        15,208          63,237
  Administration fee (Note 3) ....................................................        285,254       125,372         160,604
  Custodian fee (Note 3) .........................................................         12,797         9,807           5,255
  Directors' fees and expenses ...................................................          2,706         1,239           1,345
  Audit fee ......................................................................          7,102         2,306           1,634
  Legal fee ......................................................................          2,186         1,602           1,087
  Reports to shareholders ........................................................          2,500         5,145           1,243
  Registration fees ..............................................................         52,629        40,341          52,927
  Organizational costs ...........................................................             --            --              --
  Miscellaneous ..................................................................         23,424        23,740          15,191
                                                                                      -----------    ----------      ----------
    Total expenses ...............................................................      1,477,044       549,655         709,978
                                                                                      -----------    ----------      ----------
  Less investment advisory fee waived (Note 3) ...................................       (481,151)      (91,365)       (237,345)
  Less administration fee waived (Note 3) ........................................        (36,140)      (19,491)        (27,075)
  Less service plan fees waived (Note 4) .........................................             --            --              --
  Less expenses reimbursed by affiliates (Note 3) ................................         (3,814)           --              --
                                                                                      -----------    ----------      ----------
    Net expenses .................................................................        955,939       438,799         445,558
                                                                                      -----------    ----------      ----------
NET INVESTMENT INCOME/(LOSS) .....................................................      6,690,437     4,883,804       2,582,008
                                                                                      -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ......................................................      2,706,789     1,470,542         363,983
    Futures contracts ............................................................        129,366            --              --
    Foreign currency translations ................................................             --            --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ..................................................................     (2,088,577)    1,243,837        (774,468)
    Futures contracts ............................................................        (24,047)           --              --
    Foreign currency translations ................................................             --            --              --
                                                                                      -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...........................        723,531     2,714,379        (410,485)
                                                                                      -----------    ----------      ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ................................    $ 7,413,968    $7,598,183      $2,171,523
                                                                                      ===========    ==========      ==========
                                                                                                 FIXED INCOME FUNDS
                                                                                      -----------------------------------
                                                                                       INTERMEDIATE          SHORT/
                                                                                      TAX-EXEMPT BOND   INTERMEDIATE BOND
                                                                                           FUND               FUND
                                                                                      ---------------   -----------------
INVESTMENT INCOME:
  Interest .......................................................................      $11,279,591        $12,110,243
  Dividends ......................................................................               --                 --
  Securities lending income ......................................................               --             13,331
  Foreign taxes withheld .........................................................               --                 --
                                                                                        -----------        -----------
    Total investment income ......................................................       11,279,591         12,123,574
                                                                                        -----------        -----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...............................................        1,095,881          1,992,625
  Rule 12b-1 fee (Note 4) ........................................................            9,628             17,035
  Shareholder services fee (Note 4) ..............................................           22,046             23,802
  Program fee (Note 4) ...........................................................               --                 --
  Commitment fee (Note 12) .......................................................            3,272              3,824
  Transfer agency fee (Note 3) ...................................................           56,842             72,546
  Administration fee (Note 3) ....................................................          424,183            490,445
  Custodian fee (Note 3) .........................................................           12,828             14,514
  Directors' fees and expenses ...................................................            4,192              4,898
  Audit fee ......................................................................            5,093              6,951
  Legal fee ......................................................................            4,587              4,858
  Reports to shareholders ........................................................            3,874              4,627
  Registration fees ..............................................................           52,840             56,600
  Organizational costs ...........................................................               --                 --
  Miscellaneous ..................................................................           32,896             36,931
                                                                                        -----------        -----------
    Total expenses ...............................................................        1,728,162          2,729,656
                                                                                        -----------        -----------
  Less investment advisory fee waived (Note 3) ...................................         (608,823)          (929,876)
  Less administration fee waived (Note 3) ........................................          (18,000)           (50,979)
  Less service plan fees waived (Note 4) .........................................               --                 --
  Less expenses reimbursed by affiliates (Note 3) ................................               --                 --
                                                                                        -----------        -----------
    Net expenses .................................................................        1,101,339          1,748,801
                                                                                        -----------        -----------
NET INVESTMENT INCOME/(LOSS) .....................................................       10,178,252         10,374,773
                                                                                        -----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ......................................................          117,276          2,067,357
    Futures contracts ............................................................               --                 --
    Foreign currency translations ................................................               --                 --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ..................................................................       (3,191,281)        (4,570,397)
    Futures contracts ............................................................               --                 --
    Foreign currency translations ................................................               --                 --
                                                                                        -----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...........................       (3,074,005)        (2,503,040)
                                                                                        -----------        -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ................................      $ 7,104,247        $ 7,871,733
                                                                                        ===========        ===========
                                                                                               FIXED INCOME FUNDS
                                                                                        -------------------------------
                                                                                                           ULTRA SHORT
                                                                                        TAX-EXEMPT BOND   DURATION BOND
                                                                                             FUND            FUND (1)
                                                                                        ---------------   -------------
INVESTMENT INCOME:
  Interest .......................................................................        $ 5,468,014       $ 632,547
  Dividends ......................................................................                 --              --
  Securities lending income ......................................................                 --              --
  Foreign taxes withheld .........................................................                 --              --
                                                                                          -----------       ---------
    Total investment income ......................................................          5,468,014         632,547
                                                                                          -----------       ---------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...............................................            490,685          57,074
  Rule 12b-1 fee (Note 4) ........................................................             15,445              --
  Shareholder services fee (Note 4) ..............................................             64,338              --
  Program fee (Note 4) ...........................................................                 --              --
  Commitment fee (Note 12) .......................................................              1,464              --
  Transfer agency fee (Note 3) ...................................................             69,979           1,095
  Administration fee (Note 3) ....................................................            209,187          44,574
  Custodian fee (Note 3) .........................................................              7,542           9,639
  Directors' fees and expenses ...................................................              1,876             424
  Audit fee ......................................................................              2,279             607
  Legal fee ......................................................................              2,016             404
  Reports to shareholders ........................................................              1,734             261
  Registration fees ..............................................................             51,882           1,798
  Organizational costs ...........................................................                 --          48,787
  Miscellaneous ..................................................................             19,906           7,369
                                                                                          -----------       ---------
    Total expenses ...............................................................            938,333         172,032
                                                                                          -----------       ---------
  Less investment advisory fee waived (Note 3) ...................................           (272,603)        (19,476)
  Less administration fee waived (Note 3) ........................................            (18,000)        (32,289)
  Less service plan fees waived (Note 4) .........................................                 --              --
  Less expenses reimbursed by affiliates (Note 3) ................................                 --         (48,940)
                                                                                          -----------       ---------
    Net expenses .................................................................            647,730          71,327
                                                                                          -----------       ---------
NET INVESTMENT INCOME/(LOSS) .....................................................          4,820,284         561,220
                                                                                          -----------       ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ......................................................          2,218,796         (12,166)
    Futures contracts ............................................................                 --              --
    Foreign currency translations ................................................                 --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ..................................................................         (3,776,584)       (155,119)
    Futures contracts ............................................................                 --              --
    Foreign currency translations ................................................                 --              --
                                                                                          -----------       ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...........................         (1,557,788)       (167,285)
                                                                                          -----------       ---------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ................................        $ 3,262,496       $ 393,935
                                                                                          ===========       =========

(1) For the period 04/01/04 (commencement of operations) to 12/31/04

                       See Notes to Financial Statements.

104 & 105

                              HARRIS INSIGHT FUNDS
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                          EQUITY FUNDS
                                                                          ----------------------------------------

                                                                                           CORE         EMERGING
                                                                           BALANCED       EQUITY         MARKETS
                                                                             FUND          FUND           FUND
                                                                          ----------    -----------    -----------
INVESTMENT INCOME:
  Interest ...........................................................    $1,014,027    $    13,205    $    83,881
  Dividends ..........................................................       652,850      2,162,226      8,095,313
  Securities lending income ..........................................        11,430         15,329         28,773
  Foreign taxes withheld .............................................            --             --       (616,107)
                                                                          ----------    -----------    -----------
    Total investment income ..........................................     1,678,307      2,190,760      7,591,860
                                                                          ----------    -----------    -----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...................................       312,908        944,647      3,774,494
  Rule 12b-1 fee (Note 4) ............................................         5,400          2,424          1,011
  Shareholder services fee (Note 4) ..................................         7,762         11,107          4,973
  Program fee (Note 4) ...............................................            --             --             --
  Commitment fee (Note 12) ...........................................           843          1,770          4,062
  Transfer agency fee (Note 3) .......................................        46,502         53,612         35,255
  Administration fee (Note 3) ........................................       134,653        244,955        500,012
  Custodian fee (Note 3) .............................................        15,462         22,687        400,918
  Directors' fees and expenses .......................................         1,080          2,268          5,205
  Audit fee ..........................................................         1,313          5,827         17,524
  Legal fee ..........................................................           874          1,834          4,808
  Reports to shareholders ............................................         1,248          1,695          5,408
  Registration fees ..................................................        50,503         50,836         39,361
  Miscellaneous ......................................................        27,693         16,681         93,317
                                                                          ----------    -----------    -----------
    Total expenses ...................................................       606,241      1,360,343      4,886,348
                                                                          ----------    -----------    -----------
  Less investment advisory fee waived (Note 3) .......................       (16,185)        (9,468)            --
  Less administration fee waived (Note 3) ............................       (26,237)       (18,000)       (52,974)
  Less service plan fees waived (Note 4) .............................            --             --             --
  Less expenses reimbursed by affiliates (Note 3) ....................            --         (3,071)            --
                                                                          ----------    -----------    -----------
    Net expenses .....................................................       563,819      1,329,804      4,833,374
                                                                          ----------    -----------    -----------
  NET INVESTMENT INCOME/(LOSS) .......................................     1,114,488        860,956      2,758,486
                                                                          ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ..........................................     4,486,441     11,992,329     38,879,822
    Futures contracts ................................................            --             --             --
    Foreign currency translations ....................................            --             --       (343,713)
    Net increase for payment from affiliate (Note 3) .................            --             --             --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................     2,413,626      3,897,730      8,246,663 (1)
    Futures contracts ................................................            --             --             --
    Foreign currency translations ....................................            --             --         43,598
                                                                          ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............     6,900,067     15,890,059     46,826,370
                                                                          ----------    -----------    -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................    $8,014,555    $16,751,015    $49,584,856
                                                                          ==========    ===========    ===========
                                                                                                    EQUITY FUNDS
                                                                          ----------------------------------------------------------
                                                                                                                         SMALL-CAP
                                                                                                                         AGGRESSIVE
                                                                             EQUITY          INDEX       INTERNATIONAL     GROWTH
                                                                              FUND           FUND            FUND           FUND
                                                                          -----------     -----------    -------------   ----------
INVESTMENT INCOME:
  Interest ...........................................................    $    48,960     $    68,891     $    66,710    $    1,167
  Dividends ..........................................................      4,377,036       7,116,519       4,631,681        31,903
  Securities lending income ..........................................         30,102          29,555             238         1,999
  Foreign taxes withheld .............................................             --              --        (432,035)           --
                                                                          -----------     -----------     -----------    ----------
    Total investment income ..........................................      4,456,098       7,214,965       4,266,594        35,069
                                                                          -----------     -----------     -----------    ----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...................................      1,686,719         717,080       1,954,612        56,129
  Rule 12b-1 fee (Note 4) ............................................          4,870           2,599             196            --
  Shareholder services fee (Note 4) ..................................         31,393          46,743           4,602            --
  Program fee (Note 4) ...............................................             --              --              --            --
  Commitment fee (Note 12) ...........................................          3,245           4,822           2,509           101
  Transfer agency fee (Note 3) .......................................         52,333          56,857          31,505         1,222
  Administration fee (Note 3) ........................................        419,919         590,858         314,882        12,030
  Custodian fee (Note 3) .............................................         19,166          66,086         118,328        14,448
  Directors' fees and expenses .......................................          4,157           5,779           3,214           129
  Audit fee ..........................................................         10,805          15,208           8,906           182
  Legal fee ..........................................................          3,361           6,495           2,099           104
  Reports to shareholders ............................................          3,840           6,107           3,619           119
  Registration fees ..................................................         58,389          44,774          44,639        19,383
  Miscellaneous ......................................................         19,730          45,237          27,063         7,017
                                                                          -----------     -----------     -----------    ----------
    Total expenses ...................................................      2,317,927       1,608,645       2,516,174       110,864
                                                                          -----------     -----------     -----------    ----------
  Less investment advisory fee waived (Note 3) .......................             --          (4,644)             --       (35,158)
  Less administration fee waived (Note 3) ............................        (18,000)             --         (39,555)         (867)
  Less service plan fees waived (Note 4) .............................             --              --              --            --
  Less expenses reimbursed by affiliates (Note 3) ....................         (5,754)         (7,701)             --            --
                                                                          -----------     -----------     -----------    ----------
    Net expenses .....................................................      2,294,173       1,596,300       2,476,619        74,839
                                                                          -----------     -----------     -----------    ----------
  NET INVESTMENT INCOME/(LOSS) .......................................      2,161,925       5,618,665       1,789,975       (39,770)
                                                                          -----------     -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ..........................................     25,668,621      20,212,746      13,079,521     1,450,966
    Futures contracts ................................................             --         653,191              --            --
    Foreign currency translations ....................................             --              --        (158,271)           --
    Net increase for payment from affiliate (Note 3) .................             --         101,465              --            --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................     12,977,418       7,562,855      14,980,908       (61,106)
    Futures contracts ................................................             --         (80,125)             --            --
    Foreign currency translations ....................................             --              --         (20,942)           --
                                                                          -----------     -----------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............     38,646,039      28,450,132      27,881,216     1,389,860
                                                                          -----------     -----------     -----------    ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................    $40,807,964     $34,068,797     $29,671,191    $1,350,090
                                                                          ===========     ===========     ===========    ==========
                                                                                    EQUITY FUNDS
                                                                          ----------------------------

                                                                            SMALL-CAP       SMALL-CAP
                                                                           OPPORTUNITY        VALUE
                                                                              FUND            FUND
                                                                          ------------     -----------
INVESTMENT INCOME:
  Interest ...........................................................    $    165,609     $    55,195
  Dividends ..........................................................       7,599,740       5,359,860
  Securities lending income ..........................................         280,418          72,601
  Foreign taxes withheld .............................................              --              --
                                                                          ------------     -----------
    Total investment income ..........................................       8,045,767       5,487,656
                                                                          ------------     -----------
EXPENSES (NOTE 2F):
  Investment advisory fee (Note 3) ...................................       4,533,237       2,367,380
  Rule 12b-1 fee (Note 4) ............................................          86,830          14,431
  Shareholder services fee (Note 4) ..................................         172,492          33,298
  Program fee (Note 4) ...............................................              --              --
  Commitment fee (Note 12) ...........................................           7,925           4,560
  Transfer agency fee (Note 3) .......................................         136,167          68,731
  Administration fee (Note 3) ........................................         970,390         573,963
  Custodian fee (Note 3) .............................................          60,138          36,967
  Directors' fees and expenses .......................................           9,753           5,842
  Audit fee ..........................................................          56,992          36,042
  Legal fee ..........................................................          11,208           6,123
  Reports to shareholders ............................................          10,178           5,996
  Registration fees ..................................................          55,523          58,599
  Miscellaneous ......................................................          37,783          26,098
                                                                          ------------     -----------
    Total expenses ...................................................       6,148,616       3,238,030
                                                                          ------------     -----------
  Less investment advisory fee waived (Note 3) .......................          (4,237)             --
  Less administration fee waived (Note 3) ............................         (18,000)        (18,000)
  Less service plan fees waived (Note 4) .............................              --              --
  Less expenses reimbursed by affiliates (Note 3) ....................         (21,657)        (15,399)
                                                                          ------------     -----------
    Net expenses .....................................................       6,104,722       3,204,631
                                                                          ------------     -----------
  NET INVESTMENT INCOME/(LOSS) .......................................       1,941,045       2,283,025
                                                                          ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 7):
  Net realized gain/(loss) from:
    Investment transactions ..........................................      72,743,604      50,641,871
    Futures contracts ................................................              --              --
    Foreign currency translations ....................................              --              --
    Net increase for payment from affiliate (Note 3) .................              --              --
  Net change in unrealized appreciation/(depreciation) on:
    Investments ......................................................      56,020,432      35,427,180
    Futures contracts ................................................              --              --
    Foreign currency translations ....................................              --              --
                                                                          ------------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ...............     128,764,036      86,069,051
                                                                          ------------     -----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS ....................    $130,705,081     $88,352,076
                                                                          ============     ===========

(1) Change in estimated deferred capital gain taxes of $796,005.

                       See Notes to Financial Statements.

106 & 107

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                 MONEY MARKET FUNDS
                                                                                -------------------------------------------------
                                                                                 GOVERNMENT                          TAX-EXEMPT
                                                                                MONEY MARKET      MONEY MARKET      MONEY MARKET
                                                                                    FUND              FUND              FUND
                                                                               --------------    ---------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................     $   12,949,692    $    75,400,004   $   11,009,140
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ....................              6,607             32,115          (23,879)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ..........................................                 --                 --               --
                                                                               --------------    ---------------   --------------
Increase/(decrease) in net assets from operations ........................         12,956,299         75,432,119       10,985,261
                                                                               --------------    ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................         (4,454,889)       (42,188,577)      (9,055,423)
  N Shares ...............................................................         (2,554,171)       (10,995,280)      (1,347,049)
  A Shares ...............................................................                 --                 --               --
  B Shares ...............................................................                 --                (84)              --
  Exchange Shares ........................................................                 --        (11,512,291)              --
  Service Shares .........................................................         (5,948,860)       (10,703,770)        (606,668)
                                                                               --------------    ---------------   --------------
Total distributions from net investment income ...........................        (12,957,920)       (75,400,002)     (11,009,140)
                                                                               --------------    ---------------   --------------
Net realized gains on investments:
  Institutional Shares ...................................................                 --                 --               --
  N Shares ...............................................................                 --                 --               --
  A Shares ...............................................................                 --                 --               --
  B Shares ...............................................................                 --                 --               --
                                                                               --------------    ---------------   --------------
Total distributions from net realized gains ..............................                 --                 --               --

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................         82,641,282     (1,126,015,490)     (87,857,065)
  N Shares ...............................................................       (139,558,564)      (121,270,995)     (46,666,093)
  A Shares ...............................................................                 --                 --               --
  B Shares ...............................................................                 --            (44,942)              --
  Exchange Shares ........................................................                 --        550,595,881               --
  Service Shares .........................................................         (4,393,161)      (401,609,381)      (4,156,814)
                                                                               --------------    ---------------   --------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................        (61,310,443)    (1,098,344,927)    (138,679,972)

Redemption Fees ..........................................................                 --                 --               --
                                                                               --------------    ---------------   --------------
Total increase/(decrease) in net assets ..................................        (61,312,064)    (1,098,312,810)    (138,703,851)

NET ASSETS:
Beginning of period ......................................................      1,759,632,969      7,728,014,728    1,265,035,572
                                                                               --------------    ---------------   --------------
End of period ............................................................     $1,698,320,905    $ 6,629,701,918   $1,126,331,721
                                                                               ==============    ===============   ==============
End of period undistributed net income ...................................     $            1    $             1   $           --

                                                                                               FIXED INCOME FUNDS
                                                                               ---------------------------------------------
                                                                                               HIGH YIELD     INTERMEDIATE
                                                                                   BOND           BOND       GOVERNMENT BOND
                                                                                   FUND           FUND            FUND
                                                                               ------------   ------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................     $  6,690,437    $ 4,883,804     $  2,582,008
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ....................        2,836,155      1,470,542          363,983
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ..........................................       (2,112,624)     1,243,837         (774,468)
                                                                               ------------    -----------     ------------
Increase/(decrease) in net assets from operations ........................        7,413,968      7,598,183        2,171,523
                                                                               ------------    -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................       (6,771,781)    (4,861,754)      (2,081,486)
  N Shares ...............................................................         (176,836)       (14,031)        (490,292)
  A Shares ...............................................................          (24,683)        (8,022)         (75,441)
  B Shares ...............................................................          (13,990)            --          (25,224)
  Exchange Shares ........................................................               --             --               --
  Service Shares .........................................................               --             --               --
                                                                               ------------    -----------     ------------
Total distributions from net investment income ...........................       (6,987,290)    (4,883,807)      (2,672,443)
                                                                               ------------    -----------     ------------
Net realized gains on investments:
  Institutional Shares ...................................................               --     (1,130,232)        (604,063)
  N Shares ...............................................................               --         (5,172)        (160,567)
  A Shares ...............................................................               --         (2,760)         (27,552)
  B Shares ...............................................................               --             --           (8,040)
                                                                               ------------    -----------     ------------
Total distributions from net realized gains ..............................               --     (1,138,164)        (800,222)

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................       50,778,625     18,702,160      (23,165,252)
  N Shares ...............................................................       (1,246,978)       306,017       (5,929,499)
  A Shares ...............................................................          128,508        141,234          620,256
  B Shares ...............................................................         (450,393)            --       (1,132,750)
  Exchange Shares ........................................................               --             --               --
  Service Shares .........................................................               --             --               --
                                                                               ------------    -----------     ------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................       49,209,762     19,149,411      (29,607,245)

Redemption Fees ..........................................................              356             --               --
                                                                               ------------    -----------     ------------
Total increase/(decrease) in net assets ..................................       49,636,796     20,725,623      (30,908,387)

NET ASSETS:
Beginning of period ......................................................      129,342,818     62,926,248       87,313,246
                                                                               ------------    -----------     ------------
End of period ............................................................     $178,979,614    $83,651,871     $ 56,404,859
                                                                               ============    ===========     ============
End of period undistributed net income ...................................     $         --    $        --     $         --

                                                                                        FIXED INCOME FUNDS
                                                                               -----------------------------------
                                                                                 INTERMEDIATE          SHORT/
                                                                               TAX-EXEMPT BOND   INTERMEDIATE BOND
                                                                                     FUND               FUND
                                                                               ---------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................       $ 10,178,252       $ 10,374,773
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ....................            117,276          2,067,357
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ..........................................         (3,191,281)        (4,570,397)
                                                                                 ------------       ------------
Increase/(decrease) in net assets from operations ........................          7,104,247          7,871,733
                                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................         (9,764,990)       (10,167,225)
  N Shares ...............................................................           (320,735)          (301,547)
  A Shares ...............................................................            (70,686)          (143,706)
  B Shares ...............................................................            (21,841)           (24,890)
  Exchange Shares ........................................................                 --                 --
  Service Shares .........................................................                 --                 --
                                                                                 ------------       ------------
Total distributions from net investment income ...........................        (10,178,252)       (10,637,368)
                                                                                 ------------       ------------
Net realized gains on investments:
  Institutional Shares ...................................................                 --                 --
  N Shares ...............................................................                 --                 --
  A Shares ...............................................................                 --                 --
  B Shares ...............................................................                 --                 --
                                                                                 ------------       ------------
Total distributions from net realized gains ..............................                 --                 --
                                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................           (974,104)       (25,860,316)
  N Shares ...............................................................          1,608,514         (1,369,907)
  A Shares ...............................................................            109,678           (148,209)
  B Shares ...............................................................           (721,946)        (1,017,697)
  Exchange Shares ........................................................                 --                 --
  Service Shares .........................................................                 --                 --
                                                                                 ------------       ------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................             22,142        (28,396,129)
                                                                                 ------------       ------------
Redemption Fees ..........................................................                244                228
                                                                                 ------------       ------------
Total increase/(decrease) in net assets ..................................         (3,051,619)       (31,161,536)

NET ASSETS:
Beginning of period ......................................................        246,459,248        293,728,841
                                                                                 ------------       ------------
End of period ............................................................       $243,407,629       $262,567,305
                                                                                 ============       ============
End of period undistributed net income ...................................       $         --       $         --

                                                                                       FIXED INCOME FUNDS
                                                                               -------------------------------
                                                                                                  ULTRA SHORT
                                                                               TAX-EXEMPT BOND   DURATION BOND
                                                                                     FUND            FUND (1)
                                                                               ---------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................        $  4,820,284    $   561,220
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ....................           2,218,796        (12,166)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations ..........................................          (3,776,584)      (155,119)
                                                                                  ------------    -----------
Increase/(decrease) in net assets from operations ........................           3,262,496        393,935
                                                                                  ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................          (3,601,194)      (696,460)
  N Shares ...............................................................          (1,049,785)            --
  A Shares ...............................................................            (134,247)            --
  B Shares ...............................................................             (35,058)            --
  Exchange Shares ........................................................                  --             --
  Service Shares .........................................................                  --             --
                                                                                  ------------    -----------
Total distributions from net investment income ...........................          (4,820,284)      (696,460)
                                                                                  ------------    -----------
Net realized gains on investments:
  Institutional Shares ...................................................          (1,296,397)            --
  N Shares ...............................................................            (406,589)            --
  A Shares ...............................................................             (70,045)            --
  B Shares ...............................................................                  --             --
                                                                                  ------------    -----------
Total distributions from net realized gains ..............................          (1,773,031)            --
                                                                                  ------------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................          (8,098,411)    51,385,228
  N Shares ...............................................................             645,045             --
  A Shares ...............................................................           1,147,657             --
  B Shares ...............................................................          (1,166,445)            --
  Exchange Shares ........................................................                  --             --
  Service Shares .........................................................                  --             --
                                                                                  ------------    -----------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................          (7,472,154)    51,385,228
                                                                                  ------------    -----------
Redemption Fees ..........................................................               1,692             --
                                                                                  ------------    -----------
Total increase/(decrease) in net assets ..................................         (10,801,281)    51,082,703

NET ASSETS:
Beginning of period ......................................................         115,966,537             --
                                                                                  ------------    -----------
End of period ............................................................        $105,165,256    $51,082,703
                                                                                  ============    ===========
End of period undistributed net income ...................................        $         --    $   (97,513)

(1) For the period 04/01/04 (commencement of operations) to 12/31/04.

                       See Notes to Financial Statements.

108 & 109

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                EQUITY FUNDS
                                                                               -------------------------------------------

                                                                                                  CORE          EMERGING
                                                                                BALANCED         EQUITY          MARKETS
                                                                                  FUND            FUND            FUND
                                                                               -----------    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................     $ 1,114,488    $    860,956    $  2,758,486
Net realized gain/(loss) on investment transactions,
  futures contracts, foreign currency translations, and
  payment from affiliate .................................................       4,486,441      11,992,329      38,536,109
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations ..........................................       2,413,626       3,897,730       8,290,261
                                                                               -----------    ------------    ------------
Increase/(decrease) in net assets from operations ........................       8,014,555      16,751,015      49,584,856
                                                                               -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................      (1,152,877)       (791,823)     (2,877,921)
  N Shares ...............................................................         (45,377)        (20,247)        (18,218)
  A Shares ...............................................................         (15,782)         (3,211)         (6,829)
  B Shares ...............................................................          (3,732)             --              --
                                                                               -----------    ------------    ------------
Total distributions from net investment income ...........................      (1,217,768)       (815,281)     (2,902,968)
                                                                               -----------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ...................................................         (60,909)     (6,428,752)    (22,223,374)
  N Shares ...............................................................          (2,836)       (246,677)       (193,875)
  A Shares ...............................................................          (1,556)        (35,781)        (66,348)
  B Shares ...............................................................              --          (1,408)             --
                                                                               -----------    ------------    ------------
Total distributions from net realized gains ..............................         (65,301)     (6,712,618)    (22,483,597)
                                                                               -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................       1,194,283      (8,019,868)    (11,278,521)
  N Shares ...............................................................         631,634        (483,009)      1,274,656
  A Shares ...............................................................       1,108,853         245,319         525,865
  B Shares ...............................................................        (462,865)       (141,748)             --
                                                                               -----------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................       2,471,905      (8,399,306)     (9,478,000)
                                                                               -----------    ------------    ------------
Redemption Fees ..........................................................              11             507          15,635
                                                                               -----------    ------------    ------------
Total increase/(decrease) in net assets ..................................       9,203,402         824,317      14,735,926

NET ASSETS:
Beginning of period ......................................................      59,687,234     132,409,169     291,187,093
                                                                               -----------    ------------    ------------
End of period ............................................................     $68,890,636    $133,233,486    $305,923,019
                                                                               ===========    ============    ============
End of period undistributed net income ...................................     $    11,192    $     84,052    $    (62,750)

                                                                                                 EQUITY FUNDS
                                                                               --------------------------------------------


                                                                                  EQUITY         INDEX        INTERNATIONAL
                                                                                   FUND           FUND             FUND
                                                                               ------------    ------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................     $  2,161,925    $  5,618,665    $  1,789,975
Net realized gain/(loss) on investment transactions,
  futures contracts, foreign currency translations, and
  payment from affiliate .................................................       25,668,621      20,967,402      12,921,250
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations ..........................................       12,977,418       7,482,730      14,959,966
                                                                               ------------    ------------    ------------
Increase/(decrease) in net assets from operations ........................       40,807,964      34,068,797      29,671,191
                                                                               ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................       (2,088,885)     (5,342,505)     (1,922,497)
  N Shares ...............................................................          (78,269)       (244,177)        (14,607)
  A Shares ...............................................................           (4,273)             --            (770)
  B Shares ...............................................................               --              --              --
                                                                               ------------    ------------    ------------
Total distributions from net investment income ...........................       (2,171,427)     (5,586,682)     (1,937,874)
                                                                               ------------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ...................................................               --     (18,707,971)             --
  N Shares ...............................................................               --      (1,028,880)             --
  A Shares ...............................................................               --              --              --
  B Shares ...............................................................               --          (5,018)             --
                                                                               ------------    ------------    ------------
Total distributions from net realized gains ..............................               --     (19,741,869)             --
                                                                               ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................      (21,932,779)    (50,782,286)     10,728,691
  N Shares ...............................................................       (2,932,442)     (2,940,338)        179,560
  A Shares ...............................................................          712,678              --          31,553
  B Shares ...............................................................         (400,667)       (499,601)             --
                                                                               ------------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................      (24,553,210)    (54,222,225)     10,939,804
                                                                               ------------    ------------    ------------
Redemption Fees ..........................................................            1,950           3,787           3,961
                                                                               ------------    ------------    ------------
Total increase/(decrease) in net assets ..................................       14,085,277     (45,478,192)     38,677,082

NET ASSETS:
Beginning of period ......................................................      244,176,238     374,357,609     173,573,360
                                                                               ------------    ------------    ------------
End of period ............................................................     $258,261,515    $328,879,417    $212,250,442
                                                                               ============    ============    ============
End of period undistributed net income ...................................     $     42,349    $     37,496    $   (235,365)

                                                                                                EQUITY FUNDS
                                                                               -------------------------------------------
                                                                               SMALL-CAP
                                                                               AGGRESSIVE       SMALL-CAP       SMALL-CAP
                                                                                 GROWTH        OPPORTUNITY        VALUE
                                                                                  FUND            FUND            FUND
                                                                               -----------    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .............................................     $   (39,770)   $  1,941,045    $  2,283,025
Net realized gain/(loss) on investment transactions,
  futures contracts, foreign currency translations, and
  payment from affiliate .................................................       1,450,966      72,743,604      50,641,871
Net change in unrealized appreciation/(depreciation) of
  investment transactions, futures contracts, and
  foreign currency translations ..........................................         (61,106)     56,020,432      35,427,180
                                                                               -----------    ------------    ------------
Increase/(decrease) in net assets from operations ........................       1,350,090     130,705,081      88,352,076
                                                                               -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ...................................................              --      (1,205,561)     (1,779,425)
  N Shares ...............................................................              --         (40,859)       (110,436)
  A Shares ...............................................................              --         (61,462)        (34,662)
  B Shares ...............................................................              --              --             (87)
                                                                               -----------    ------------    ------------
Total distributions from net investment income ...........................              --      (1,307,882)     (1,924,610)
                                                                               -----------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ...................................................              --     (67,434,170)    (44,311,094)
  N Shares ...............................................................              --     (11,092,543)     (3,161,610)
  A Shares ...............................................................              --      (6,130,552)       (916,561)
  B Shares ...............................................................              --         (27,116)        (26,597)
                                                                               -----------    ------------    ------------
Total distributions from net realized gains ..............................              --     (84,684,381)    (48,415,862)
                                                                               -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ...................................................      (2,460,245)     33,587,072      23,011,975
  N Shares ...............................................................              --      31,730,052      27,306,815
  A Shares ...............................................................              --      61,318,377       6,691,676
  B Shares ...............................................................              --        (600,409)     (1,201,641)
                                                                               -----------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ...........................................................      (2,460,245)    126,035,092      55,808,825
                                                                               -----------    ------------    ------------
Redemption Fees ..........................................................              --         973,061         802,736
                                                                               -----------    ------------    ------------
Total increase/(decrease) in net assets ..................................      (1,110,155)    171,720,971      94,623,165

NET ASSETS:
Beginning of period ......................................................       8,505,721     537,359,675     318,931,069
                                                                               -----------    ------------    ------------
End of period ............................................................     $ 7,395,566    $709,080,646    $413,554,234
                                                                               ===========    ============    ============
End of period undistributed net income ...................................     $        --    $    371,319    $     12,623

                       See Notes to Financial Statements.

110 & 111

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                          MONEY MARKET FUNDS
                                                                        ---------------------------------------------------
                                                                          GOVERNMENT                           TAX-EXEMPT
                                                                         MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                                             FUND              FUND               FUND
                                                                        --------------    ---------------    --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .......................................... $    7,239,226    $    68,434,505    $    9,353,091
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................          8,229            (22,026)           (4,393)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................             --                 --                --
                                                                        --------------    ---------------    --------------
Increase/(decrease) in net assets from operations .....................      7,247,455         68,412,479         9,348,698
                                                                        --------------    ---------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ................................................     (2,987,191)       (45,629,443)       (7,758,569)
  N Shares ............................................................     (2,059,530)        (8,934,202)       (1,231,710)
  A Shares ............................................................             --                 --                --
  B Shares ............................................................             --                (56)               --
  Exchange Shares .....................................................             --         (6,674,094)               --
  Service Shares ......................................................     (2,217,561)        (7,224,173)         (362,812)
                                                                        --------------    ---------------    --------------
Total distributions from net investment income ........................     (7,264,282)       (68,461,968)       (9,353,091)
                                                                        --------------    ---------------    --------------
Net realized gains on investments:
  Institutional Shares ................................................             --                 --                --
  N Shares ............................................................             --                 --                --
  A Shares ............................................................             --                 --                --
  B Shares ............................................................             --                 --                --
                                                                        --------------    ---------------    --------------
Total distributions from net realized gains ...........................             --                 --                --
                                                                        --------------    ---------------    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................    (11,648,271)    (1,120,051,626)       31,971,540
  N Shares ............................................................     72,185,141          3,869,787        27,158,348
  A Shares ............................................................             --                 --                --
  B Shares ............................................................             --             29,828                --
  Exchange Shares .....................................................             --       (955,889,825)               --
  Service Shares ......................................................    937,704,598        891,519,748       101,291,767
                                                                        --------------    ---------------    --------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................    998,241,468     (1,180,522,088)      160,421,655
                                                                        --------------    ---------------    --------------
Total increase/(decrease) in net assets ...............................    998,224,641     (1,180,571,577)      160,417,262

NET ASSETS:
Beginning of period ...................................................    761,408,328      8,908,586,305     1,104,618,310
                                                                        --------------    ---------------    --------------
End of period ......................................................... $1,759,632,969    $ 7,728,014,728    $1,265,035,572
                                                                        ==============    ===============    ==============
End of period undistributed net income ................................ $           --    $            (1)   $           --

                                                                                      FIXED INCOME FUNDS
                                                                        ----------------------------------------------
                                                                                        HIGH YIELD      INTERMEDIATE
                                                                            BOND           BOND        GOVERNMENT BOND
                                                                            FUND           FUND             FUND
                                                                        ------------    -----------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) .......................................... $  9,338,250    $ 3,264,829     $  3,702,419
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................      104,803      1,252,546        1,706,302
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................   (3,002,875)     2,637,553       (3,291,674)
                                                                        ------------    -----------     ------------
Increase/(decrease) in net assets from operations .....................    6,440,178      7,154,928        2,117,047
                                                                        ------------    -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ................................................   (9,125,876)    (3,264,829)      (2,893,266)
  N Shares ............................................................     (239,690)            --         (736,723)
  A Shares ............................................................      (42,246)            --         (102,823)
  B Shares ............................................................      (21,003)            --          (38,929)
  Exchange Shares .....................................................           --             --               --
  Service Shares ......................................................           --             --               --
                                                                        ------------    -----------     ------------
Total distributions from net investment income ........................   (9,428,815)    (3,264,829)      (3,771,741)
                                                                        ------------    -----------     ------------
Net realized gains on investments:
  Institutional Shares ................................................           --       (410,538)        (811,895)
  N Shares ............................................................           --             --         (217,492)
  A Shares ............................................................           --             --          (30,120)
  B Shares ............................................................           --             --          (14,540)
                                                                        ------------    -----------     ------------
Total distributions from net realized gains ...........................           --       (410,538)      (1,074,047)
                                                                        ------------    -----------     ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................  (89,818,476)    41,358,699       (7,420,619)
  N Shares ............................................................     (978,801)            --       (1,552,672)
  A Shares ............................................................     (101,331)            --          158,909
  B Shares ............................................................      (34,923)            --          286,105
  Exchange Shares .....................................................           --             --               --
  Service Shares ......................................................           --             --               --
                                                                        ------------    -----------     ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................  (90,933,531)    41,358,699       (8,528,277)
                                                                        ------------    -----------     ------------
Total increase/(decrease) in net assets ...............................  (93,922,168)    44,838,260      (11,257,018)

NET ASSETS:
Beginning of period ...................................................  223,264,986     18,087,988       98,570,264
                                                                        ------------    -----------     ------------
End of period ......................................................... $129,342,818    $62,926,248     $ 87,313,246
                                                                        ============    ===========     ============
End of period undistributed net income ................................ $     32,465    $        --     $         --

                                                                                           FIXED INCOME FUNDS
                                                                        ------------------------------------------------------
                                                                         INTERMEDIATE          SHORT/
                                                                        TAX-EXEMPT BOND   INTERMEDIATE BOND    TAX-EXEMPT BOND
                                                                             FUND               FUND                 FUND
                                                                        ---------------   -----------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..........................................   $ 10,445,481      $ 10,987,401        $  5,564,353
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations .................       (135,836)         (217,195)            456,497
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .......................................      1,465,807           168,952           1,392,398
                                                                          ------------      ------------        ------------
Increase/(decrease) in net assets from operations .....................     11,775,452        10,939,158           7,413,248
                                                                          ------------      ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ................................................     (9,905,463)      (10,767,804)         (4,340,103)
  N Shares ............................................................       (422,160)         (369,703)         (1,007,258)
  A Shares ............................................................       (100,351)         (151,903)           (184,441)
  B Shares ............................................................        (17,507)          (23,163)            (32,551)
  Exchange Shares .....................................................             --                --                  --
  Service Shares ......................................................             --                --                  --
                                                                          ------------      ------------        ------------
Total distributions from net investment income ........................    (10,445,481)      (11,312,573)         (5,564,353)
                                                                          ------------      ------------        ------------
Net realized gains on investments:
  Institutional Shares ................................................             --                --                  --
  N Shares ............................................................             --                --                  --
  A Shares ............................................................             --                --                  --
  B Shares ............................................................             --                --                  --
                                                                          ------------      ------------        ------------
Total distributions from net realized gains ...........................             --                --                  --
                                                                          ------------      ------------        ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ................................................    (11,173,274)       41,885,696         (21,517,591)
  N Shares ............................................................     (3,004,116)          463,529          10,207,963
  A Shares ............................................................        424,574          (213,637)         (1,211,648)
  B Shares ............................................................        424,876           635,581             487,126
  Exchange Shares .....................................................             --                --                  --
  Service Shares ......................................................             --                --                  --
                                                                          ------------      ------------        ------------
Increase/(decrease) in net assets from capital share
  transactions ........................................................    (13,327,940)       42,771,169         (12,034,150)
                                                                          ------------      ------------        ------------
Total increase/(decrease) in net assets ...............................    (11,997,969)       42,397,754         (10,185,255)

NET ASSETS:
Beginning of period ...................................................    258,457,217       251,331,087         126,151,792
                                                                          ------------      ------------        ------------
End of period .........................................................   $246,459,248      $293,728,841        $115,966,537
                                                                          ============      ============        ============
End of period undistributed net income ................................   $         --      $         --        $         --

                       See Notes to Financial Statements.

112 & 113

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                              EQUITY FUNDS
                                                                            -------------------------------------------

                                                                                               CORE          EMERGING
                                                                              BALANCED        EQUITY          MARKETS
                                                                                FUND           FUND            FUND
                                                                            -----------    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ............................................   $ 1,061,736    $    524,443    $  1,395,935
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...................       711,077         873,569       9,111,777
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .........................................     7,830,754      29,193,446      66,011,025
                                                                            -----------    ------------    ------------
Increase/(decrease) in net assets from operations .......................     9,603,567      30,591,458      76,518,737
                                                                            -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..................................................    (1,025,834)       (512,368)       (924,080)
  N Shares ..............................................................       (36,476)         (8,010)         (2,309)
  A Shares ..............................................................        (5,581)           (937)           (549)
  B Shares ..............................................................        (2,800)             --              --
                                                                            -----------    ------------    ------------
Total distributions from net investment income ..........................    (1,070,691)       (521,315)       (926,938)
                                                                            -----------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ..................................................            --              --              --
  N Shares ..............................................................            --              --              --
  A Shares ..............................................................            --              --              --
  B Shares ..............................................................            --              --              --
                                                                            -----------    ------------    ------------
Total distributions from net realized gains .............................            --              --              --
                                                                            -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..................................................     1,437,844        (134,868)    117,576,658
  N Shares ..............................................................        40,205        (140,864)        745,223
  A Shares ..............................................................       131,641        (148,954)        148,445
  B Shares ..............................................................       297,205          50,918          (8,904)
                                                                            -----------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ..........................................................     1,906,895        (373,768)    118,461,422
                                                                            -----------    ------------    ------------
Redemption Fees .........................................................            --              --          45,354
                                                                            -----------    ------------    ------------
Total increase/(decrease) in net assets .................................    10,439,771      29,696,375     194,098,575

NET ASSETS:
Beginning of period .....................................................    49,247,463     102,712,794      97,088,518
                                                                            -----------    ------------    ------------
End of period ...........................................................   $59,687,234    $132,409,169    $291,187,093
                                                                            ===========    ============    ============
End of period undistributed net income ..................................   $    32,669    $     38,377    $    410,426

                                                                                               EQUITY FUNDS
                                                                            ---------------------------------------------


                                                                               EQUITY          INDEX        INTERNATIONAL
                                                                                FUND           FUND             FUND
                                                                            ------------    ------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ............................................   $  1,593,999    $  4,876,476    $  2,170,422
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...................      8,416,491      27,208,054      (5,178,869)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .........................................     54,868,158      55,730,596      55,837,370
                                                                            ------------    ------------    ------------
Increase/(decrease) in net assets from operations .......................     64,878,648      87,815,126      52,828,923
                                                                            ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..................................................     (1,564,684)     (4,678,032)     (1,997,140)
  N Shares ..............................................................        (22,147)       (198,813)        (14,965)
  A Shares ..............................................................           (412)             --            (538)
  B Shares ..............................................................             --          (1,933)             --
                                                                            ------------    ------------    ------------
Total distributions from net investment income ..........................     (1,587,243)     (4,878,778)     (2,012,643)
                                                                            ------------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ..................................................             --     (19,801,291)             --
  N Shares ..............................................................             --      (1,113,641)             --
  A Shares ..............................................................             --              --              --
  B Shares ..............................................................             --         (25,978)             --
                                                                            ------------    ------------    ------------
Total distributions from net realized gains .............................             --     (20,940,910)             --
                                                                            ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..................................................    (68,882,522)    (59,512,257)    (19,652,309)
  N Shares ..............................................................       (134,628)       (354,607)        (55,133)
  A Shares ..............................................................         64,811              --          19,532
  B Shares ..............................................................         34,341        (180,267)        (11,413)
                                                                            ------------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ..........................................................    (68,917,998)    (60,047,131)    (19,699,323)
                                                                            ------------    ------------    ------------
Redemption Fees .........................................................             --              --         203,298
                                                                            ------------    ------------    ------------
Total increase/(decrease) in net assets .................................     (5,626,593)      1,948,307      31,320,255

NET ASSETS:
Beginning of period .....................................................    249,802,831     372,409,302     142,253,105
                                                                            ------------    ------------    ------------
End of period ...........................................................   $244,176,238    $374,357,609    $173,573,360
                                                                            ============    ============    ============
End of period undistributed net income ..................................   $     51,851    $     46,157    $     69,532

                                                                                             EQUITY FUNDS
                                                                            ------------------------------------------
                                                                             SMALL-CAP
                                                                            AGGRESSIVE      SMALL-CAP        SMALL-CAP
                                                                              GROWTH       OPPORTUNITY         VALUE
                                                                               FUND           FUND             FUND
                                                                            -----------    ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ............................................   $   (34,515)   $   (632,757)   $  2,842,646
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency translations ...................       280,932      57,367,389      21,586,613
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency translations .........................................     2,473,000     123,574,574      73,898,637
                                                                            -----------    ------------    ------------
Increase/(decrease) in net assets from operations .......................     2,719,417     180,309,206      98,327,896
                                                                            -----------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2c AND 2d):
Net investment income:
  Institutional Shares ..................................................            --              --      (2,461,186)
  N Shares ..............................................................            --              --         (47,397)
  A Shares ..............................................................            --              --          (9,647)
  B Shares ..............................................................            --              --            (777)
                                                                            -----------    ------------    ------------
Total distributions from net investment income ..........................            --              --      (2,519,007)
                                                                            -----------    ------------    ------------
Net realized gains on investments:
  Institutional Shares ..................................................            --      (4,884,269)             --
  N Shares ..............................................................            --        (647,538)             --
  A Shares ..............................................................            --         (31,112)             --
  B Shares ..............................................................            --          (5,316)             --
                                                                            -----------    ------------    ------------
Total distributions from net realized gains .............................            --      (5,568,235)             --
                                                                            -----------    ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..................................................    (1,491,244)    (10,718,343)     (1,353,390)
  N Shares ..............................................................            --      32,854,474       1,236,767
  A Shares ..............................................................            --       1,675,085         507,587
  B Shares ..............................................................        (4,007)        129,236         247,853
                                                                            -----------    ------------    ------------
Increase/(decrease) in net assets from capital share
  transactions ..........................................................    (1,495,251)     23,940,452         638,817
                                                                            -----------    ------------    ------------
Redemption Fees .........................................................            --          27,459          11,906
                                                                            -----------    ------------    ------------
Total increase/(decrease) in net assets .................................     1,224,166     198,708,882      96,459,612

NET ASSETS:
Beginning of period .....................................................     7,281,555     338,650,793     222,471,457
                                                                            -----------    ------------    ------------
End of period ...........................................................   $ 8,505,721    $537,359,675    $318,931,069
                                                                            ===========    ============    ============
End of period undistributed net income ..................................   $        --    $         --    $     31,344

                       See Notes to Financial Statements.

114 & 115

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.012       $   --        $0.012      $(0.012)        $   --         $(0.012)      $   --
12/31/03                      1.00       0.010           --         0.010       (0.010)            --          (0.010)          --
12/31/02                      1.00       0.016           --         0.016       (0.016)            --          (0.016)          --
12/31/01                      1.00       0.040           --         0.040       (0.040)            --          (0.040)          --
12/31/00                      1.00       0.061           --         0.061       (0.061)            --          (0.061)          --

N SHARES
12/31/04                    $ 1.00      $0.009       $   --        $0.009      $(0.009)        $   --         $(0.009)      $   --
12/31/03                      1.00       0.007           --         0.007       (0.007)            --          (0.007)          --
12/31/02                      1.00       0.013           --         0.013       (0.013)            --          (0.013)          --
12/31/01                      1.00       0.036           --         0.036       (0.036)            --          (0.036)          --
12/31/00                      1.00       0.057           --         0.057       (0.057)            --          (0.057)          --

SERVICE SHARES
12/31/04                    $ 1.00      $0.005       $   --        $0.005      $(0.005)        $   --         $(0.005)      $   --
12/31/03                      1.00       0.004           --         0.004       (0.004)            --          (0.004)          --
05/07/02 (3) to 12/31/02      1.00       0.006           --         0.006       (0.006)            --          (0.006)          --

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.013       $   --        $0.013      $(0.013)        $   --         $(0.013)      $   --
12/31/03                      1.00       0.011           --         0.011       (0.011)            --          (0.011)          --
12/31/02                      1.00       0.018           --         0.018       (0.018)            --          (0.018)          --
12/31/01                      1.00       0.041           --         0.041       (0.041)            --          (0.041)          --
12/31/00                      1.00       0.063           --         0.063       (0.063)            --          (0.063)          --

N SHARES
12/31/04                    $ 1.00      $0.009       $   --        $0.009      $(0.009)        $   --         $(0.009)      $   --
12/31/03                      1.00       0.007           --         0.007       (0.007)            --          (0.007)          --
12/31/02                      1.00       0.015           --         0.015       (0.015)            --          (0.015)          --
12/31/01                      1.00       0.038           --         0.038       (0.038)            --          (0.038)          --
12/31/00                      1.00       0.059           --         0.059       (0.059)            --          (0.059)          --

B SHARES
01/01/04 to 12/03/04 (8)    $ 1.00      $0.004       $   --        $0.004      $(0.004)        $   --         $(0.004)      $   --
12/31/03                      1.00       0.002           --         0.002       (0.002)            --          (0.002)          --
07/26/02 to 12/31/02          1.00       0.003           --         0.003       (0.003)            --          (0.003)          --
06/29/01 (3) to 12/31/01      1.00       0.004           --         0.004       (0.004)            --          (0.004)          --

EXCHANGE SHARES
12/31/04                    $ 1.00      $0.013       $   --        $0.013      $(0.013)        $   --         $(0.013)      $   --
12/31/03                      1.00       0.010           --         0.010       (0.010)            --          (0.010)          --
12/31/02                      1.00       0.018           --         0.018       (0.018)            --          (0.018)          --
07/12/01 (3) to 12/31/01      1.00       0.014           --         0.014       (0.014)            --          (0.014)          --

SERVICE SHARES
12/31/04                    $ 1.00      $0.006       $   --        $0.006      $(0.006)        $   --         $(0.006)      $   --
12/31/03                      1.00       0.004           --         0.004       (0.004)            --          (0.004)          --
05/02/02 (3) to 12/31/02      1.00       0.007           --         0.007       (0.007)            --          (0.007)          --

                             NET                      NET                  RATIO OF EXPENSES
                            ASSET                   ASSETS     RATIO OF        TO AVERAGE        RATIO OF NET
                            VALUE                   END OF    EXPENSES TO      NET ASSETS      INVESTMENT INCOME
                           END OF    TOTAL          PERIOD    AVERAGE NET      (EXCLUDING       TO AVERAGE NET
                           PERIOD   RETURN           (000)      ASSETS          WAIVERS)            ASSETS
================================================================================================================
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                    $1.00    1.23%        $  332,483     0.21%           0.25%               1.23%
12/31/03                     1.00    1.02            249,842     0.19            0.24                1.01
12/31/02                     1.00    1.65            261,492     0.20            0.26                1.62
12/31/01                     1.00    4.04            249,444     0.20            0.25                4.01
12/31/00                     1.00    6.24            314,497     0.20            0.25                6.11

N SHARES
12/31/04                    $1.00    0.88%        $  234,751     0.56%           0.60%               0.88%
12/31/03                     1.00    0.67            374,310     0.54            0.59                0.66
12/31/02                     1.00    1.30            302,126     0.55            0.61                1.27
12/31/01                     1.00    3.68            282,782     0.55            0.60                3.62
12/31/00                     1.00    5.87            333,934     0.55            0.60                5.72

SERVICE SHARES
12/31/04                    $1.00    0.52%        $1,131,087     0.91%           1.06%               0.52%
12/31/03                     1.00    0.37          1,135,481     0.80            1.13                0.32
05/07/02 (3) to 12/31/02     1.00    0.57 (2)        197,790     0.94 (1)        1.16 (1)            0.78 (1)

-----------------
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
12/31/04                    $1.00    1.29%        $2,662,963     0.17%           0.24%               1.25%
12/31/03                     1.00    1.10          3,788,967     0.17            0.23                1.10
12/31/02                     1.00    1.83          4,909,006     0.17            0.23                1.79
12/31/01                     1.00    4.21          2,237,567     0.19            0.23                4.16
12/31/00                     1.00    6.46          2,066,227     0.18            0.23                6.26

N SHARES
12/31/04                    $1.00    0.94%        $1,179,902     0.52%           0.59%               0.90%
12/31/03                     1.00    0.74          1,301,168     0.52            0.58                0.75
12/31/02                     1.00    1.48          1,297,318     0.52            0.58                1.44
12/31/01                     1.00    3.85          1,542,392     0.54            0.58                3.81
12/31/00                     1.00    6.09          1,293,794     0.53            0.58                5.91

B SHARES
01/01/04 to 12/03/04 (8)    $1.00    0.35% (2)(5) $       --     0.96% (1)       1.22% (1)           0.34% (1)
12/31/03                     1.00    0.24 (5)             45     0.98            1.22                0.25
07/26/02 to 12/31/02         1.00    0.30 (2)(5)          15     1.17 (1)        1.23 (1)            0.73 (1)
06/29/01 (3) to 12/31/01     1.00     N/A (6)             --     1.19 (1)        1.23 (1)            2.84 (1)

EXCHANGE SHARES
12/31/04                    $1.00    1.28%        $1,029,184     0.17%           0.30%               1.35%
12/31/03                     1.00    1.05            478,586     0.22            0.28                1.10
12/31/02                     1.00    1.79          1,434,436     0.22            0.28                1.70
07/12/01 (3) to 12/31/01     1.00    1.41 (2)        343,617     0.24 (1)        0.28 (1)            2.69 (1)

SERVICE SHARES
12/31/04                    $1.00    0.59%        $1,757,653     0.87%           1.06%               0.56%
12/31/03                     1.00    0.44          2,159,249     0.82            1.14                0.41
05/02/02 (3) to 12/31/02     1.00    0.69 (2)      1,267,811     0.91 (1)        1.12 (1)            0.97 (1)

                       See Notes to Financial Statements.

116 & 117

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.010      $    --        $0.010      $(0.010)       $    --         $(0.010)      $   --
12/31/03                      1.00       0.009           --         0.009       (0.009)            --          (0.009)          --
12/31/02                      1.00       0.013           --         0.013       (0.013)            --          (0.013)          --
12/31/01                      1.00       0.027           --         0.027       (0.027)            --          (0.027)          --
12/31/00                      1.00       0.039           --         0.039       (0.039)            --          (0.039)          --

N SHARES
12/31/04                    $ 1.00      $0.007      $    --        $0.007      $(0.007)       $    --         $(0.007)      $   --
12/31/03                      1.00       0.005           --         0.005       (0.005)            --          (0.005)          --
12/31/02                      1.00       0.010           --         0.010       (0.010)            --          (0.010)          --
12/31/01                      1.00       0.023           --         0.023       (0.023)            --          (0.023)          --
12/31/00                      1.00       0.035           --         0.035       (0.035)            --          (0.035)          --

SERVICE SHARES
12/31/04                    $ 1.00      $0.003      $    --        $0.003      $(0.003)       $    --         $(0.003)      $   --
12/31/03                      1.00       0.003           --         0.003       (0.003)            --          (0.003)          --
05/06/02 (3) to 12/31/02      1.00       0.004           --         0.004       (0.004)            --          (0.004)          --

---------
BOND FUND
--------
INSTITUTIONAL SHARES
12/31/04                    $10.27      $0.456      $(0.047)       $0.409      $(0.459)       $    --         $(0.459)      $   --
12/31/03                     10.38       0.508       (0.110)        0.398       (0.508)            --          (0.508)          --
12/31/02                     10.25       0.582        0.130         0.712       (0.582)            --          (0.582)          --
12/31/01                     10.06       0.631        0.190         0.821       (0.631)            --          (0.631)          --
12/31/00                      9.49       0.623        0.570         1.193       (0.623)            --          (0.623)          --

N SHARES
12/31/04                    $10.27      $0.431      $(0.047)       $0.384      $(0.434)       $    --         $(0.434)      $   --
12/31/03                     10.38       0.483       (0.110)        0.373       (0.483)            --          (0.483)          --
12/31/02                     10.25       0.556        0.130         0.686       (0.556)            --          (0.556)          --
12/31/01                     10.06       0.605        0.190         0.795       (0.605)            --          (0.605)          --
12/31/00                      9.49       0.599        0.570         1.169       (0.599)            --          (0.599)          --

A SHARES
12/31/04                    $10.27      $0.432      $(0.048)       $0.384      $(0.434)       $    --         $(0.434)      $   --
12/31/03                     10.38       0.483       (0.110)        0.373       (0.483)            --          (0.483)          --
12/31/02                     10.25       0.556        0.130         0.686       (0.556)            --          (0.556)          --
12/31/01                     10.06       0.605        0.190         0.795       (0.605)            --          (0.605)          --
12/31/00                      9.49       0.599        0.570         1.169       (0.599)            --          (0.599)          --

B SHARES
01/01/04 to 12/03/04 (8)    $10.27      $0.328      $(0.058)       $0.270      $(0.330)       $    --         $(0.330)      $   --
12/31/03                     10.38       0.405       (0.110)        0.295       (0.405)            --          (0.405)          --
12/31/02                     10.25       0.479        0.130         0.609       (0.479)            --          (0.479)          --
08/20/01 (3) to 12/31/01     10.36       0.192       (0.110)        0.082       (0.192)            --          (0.192)          --

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                    $12.83      $0.878      $ 0.431        $1.309      $(0.878)       $(0.191)        $(1.069)      $   --
12/31/03                     11.74       0.887        1.175         2.062       (0.887)        (0.085)         (0.972)          --
9/23/02 (3) to 12/31/02      11.55       0.256        0.190         0.446       (0.256)            --          (0.256)          --

                                                                                 RATIO OF     RATIO OF NET
                                NET                       NET                    EXPENSES      INVESTMENT
                               ASSET                    ASSETS     RATIO OF     TO AVERAGE       INCOME
                               VALUE                    END OF    EXPENSES TO   NET ASSETS         TO        PORTFOLIO
                              END OF    TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                              PERIOD   RETURN            (000)      ASSETS       WAIVERS)         ASSETS        RATE
======================================================================================================================
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                      $ 1.00    1.00%         $  759,266     0.25%         0.25%          0.99%            --%
12/31/03                        1.00    0.90             847,140     0.22          0.23           0.89             --
12/31/02                        1.00    1.35             815,171     0.22          0.23           1.34             --
12/31/01                        1.00    2.70             788,162     0.23          0.23           2.62             --
12/31/00                        1.00    3.94             830,879     0.24          0.24           3.88             --

N SHARES
12/31/04                      $ 1.00    0.65%         $  191,165     0.60%         0.60%          0.64%            --%
12/31/03                        1.00    0.54             237,835     0.57          0.58           0.54             --
12/31/02                        1.00    0.99             210,678     0.57          0.58           0.99             --
12/31/01                        1.00    2.34             230,533     0.58          0.58           2.35             --
12/31/00                        1.00    3.58             237,521     0.58          0.59           3.54             --

SERVICE SHARES
12/31/04                      $ 1.00    0.35%         $  175,901     0.90%         1.06%          0.34%            --%
12/31/03                        1.00    0.30             180,061     0.81          1.14           0.28             --
05/06/02 (3) to 12/31/02        1.00    0.39 (2)          78,769     0.96 (1)      1.14 (1)       0.58 (1)         --

---------
BOND FUND
---------
INSTITUTIONAL SHARES
12/31/04                      $10.22    4.07%         $  174,597     0.60%         0.93%          4.45%         75.40%
12/31/03                       10.27    3.93             123,365     0.60          0.94           4.89          66.64
12/31/02                       10.38    7.18             216,106     0.60          0.96           5.69          65.39
12/31/01                       10.25    8.32             218,944     0.60          0.92           6.15          84.37
12/31/00                       10.06   13.06             210,902     0.60          0.93           6.48          94.61

N SHARES
12/31/04                      $10.22    3.82%         $    3,540     0.85%         1.18%          4.20%         75.40%
12/31/03                       10.27    3.67               4,810     0.85          1.19           4.64          66.64
12/31/02                       10.38    6.91               5,838     0.85          1.21           5.44          65.39
12/31/01                       10.25    8.05               6,165     0.85          1.17           5.90          84.37
12/31/00                       10.06   12.78               3,965     0.85          1.18           6.23          94.61

A SHARES
12/31/04                      $10.22    3.82% (4)     $      843     0.85%         1.18%          4.24%         75.40%
12/31/03                       10.27    3.67 (4)             715     0.85          1.19           4.64          66.64
12/31/02                       10.38    6.91 (4)             824     0.85          1.21           5.36          65.39
12/31/01                       10.25    8.05 (4)             235     0.85          1.17           5.80          84.37
12/31/00                       10.06   12.78 (4)              32     0.85          1.18           6.23          94.61

B SHARES
01/01/04 to 12/03/04 (8)      $10.21    2.67% (2)(5)  $       --     1.60% (1)     1.93% (1)      3.44% (1)     75.40%
12/31/03                       10.27    2.90 (5)             453     1.60          1.94           3.89          66.64
12/31/02                       10.38    6.12 (5)             497     1.60          1.96           4.59          65.39
08/20/01 (3) to 12/31/01       10.25    0.78 (2)(5)          205     1.60 (1)      1.92 (1)       4.94 (1)      84.37

--------------------
HIGH YIELD BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                      $13.07   10.65%         $   83,101     0.61%         0.76%          6.80%         57.38%
12/31/03                       12.83   18.15              62,926     0.61          0.73           7.11          81.50
9/23/02 (3) to 12/31/02        11.74    3.90 (2)          18,088     0.61 (1)      1.41 (1)       8.11 (1)      38.03

                       See Notes to Financial Statements.

118 & 119

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
--------------------------------
HIGH YIELD BOND FUND (CONTINUED)
--------------------------------
N SHARES
05/18/04 (3) to 12/31/04    $12.43      $0.527      $ 0.831        $1.358      $(0.527)       $(0.191)        $(0.718)      $   --

A SHARES
05/18/04 (3) to 12/31/04    $12.43      $0.527      $ 0.831        $1.358      $(0.527)       $(0.191)        $(0.718)      $   --

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/04                    $17.12      $0.593      $(0.094)       $0.499      $(0.593)       $(0.186)        $(0.779)      $   --
12/31/03                     17.63       0.711       (0.293)        0.418       (0.711)        (0.217)         (0.928)          --
12/31/02                     16.79       0.870        0.840         1.710       (0.870)            --          (0.870)          --
12/31/01                     16.55       1.005        0.240         1.245       (1.005)            --          (1.005)          --
12/31/00                     15.56       0.986        0.990         1.976       (0.986)            --          (0.986)          --

N SHARES
12/31/04                    $17.12      $0.550      $(0.094)       $0.456      $(0.550)       $(0.186)        $(0.736)      $   --
12/31/03                     17.63       0.667       (0.293)        0.374       (0.667)        (0.217)         (0.884)          --
12/31/02                     16.79       0.828        0.840         1.668       (0.828)            --          (0.828)          --
12/31/01                     16.55       0.963        0.240         1.203       (0.963)            --          (0.963)          --
12/31/00                     15.56       0.947        0.990         1.937       (0.947)            --          (0.947)          --

A SHARES
12/31/04                    $17.12      $0.550      $(0.094)       $0.456      $(0.550)       $(0.186)        $(0.736)      $   --
12/31/03                     17.63       0.667       (0.293)        0.374       (0.667)        (0.217)         (0.884)          --
12/31/02                     16.79       0.828        0.840         1.668       (0.828)            --          (0.828)          --
12/31/01                     16.55       0.963        0.240         1.203       (0.963)            --          (0.963)          --
12/31/00                     15.56       0.947        0.990         1.937       (0.947)            --          (0.947)          --

B SHARES
01/01/04 to 12/03/04 (8)    $17.12      $0.390      $(0.119)       $0.271      $(0.391)       $(0.120)        $(0.511)      $   --
12/31/03                     17.63       0.536       (0.293)        0.243       (0.536)        (0.217)         (0.753)          --
12/31/02                     16.79       0.699        0.840         1.539       (0.699)            --          (0.699)          --
05/31/01 (3) to 12/31/01     16.53       0.479        0.260         0.739       (0.479)            --          (0.479)          --

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/04                    $11.55      $0.479      $(0.140)       $0.339      $(0.479)       $    --         $(0.479)      $   --
12/31/03                     11.48       0.452        0.070         0.522       (0.452)            --          (0.452)          --
12/31/02                     10.91       0.481        0.570         1.051       (0.481)            --          (0.481)          --
12/31/01                     10.82       0.506        0.090         0.596       (0.506)            --          (0.506)          --
12/31/00                     10.22       0.513        0.600         1.113       (0.513)            --          (0.513)          --

N SHARES
12/31/04                    $11.55      $0.451      $(0.140)       $0.311      $(0.451)       $    --         $(0.451)      $   --
12/31/03                     11.48       0.424        0.070         0.494       (0.424)            --          (0.424)          --
12/31/02                     10.91       0.453        0.570         1.023       (0.453)            --          (0.453)          --
12/31/01                     10.82       0.478        0.090         0.568       (0.478)            --          (0.478)          --
12/31/00                     10.22       0.487        0.600         1.087       (0.487)            --          (0.487)          --

                                                                                 RATIO OF     RATIO OF NET
                                NET                       NET                    EXPENSES      INVESTMENT
                               ASSET                    ASSETS     RATIO OF     TO AVERAGE       INCOME
                               VALUE                    END OF    EXPENSES TO   NET ASSETS         TO        PORTFOLIO
                              END OF    TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                              PERIOD   RETURN            (000)      ASSETS       WAIVERS)         ASSETS        RATE
======================================================================================================================
-------------------------------
HIGH YIELD BOND FUND (CONTINUED
-------------------------------
N SHARES
05/18/04 (3) to 12/31/04      $13.07   11.15% (2)     $      375     0.86% (1)     1.05% (1)      6.61% (1)     57.38%

A SHARES
05/18/04 (3) to 12/31/04      $13.07   11.15% (2)(4)  $      176     0.86% (1)     1.05% (1)      6.61% (1)     57.38%

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/04                      $16.84    3.05%         $   41,993     0.50%         0.84%          3.48%         35.37%
12/31/03                       17.12    2.40              66,162     0.50          0.89           4.07          58.97
12/31/02                       17.63   10.39              75,573     0.50          1.07           5.05          61.56
12/31/01                       16.79    7.74              61,383     0.50          1.08           5.98          52.17
12/31/00                       16.55   13.18              62,969     0.50          0.99           6.22          26.42

N SHARES
12/31/04                      $16.84    2.79%         $   11,436     0.75%         1.09%          3.23%         35.37%
12/31/03                       17.12    2.15              17,604     0.75          1.14           3.82          58.97
12/31/02                       17.63   10.12              19,769     0.75          1.32           4.80          61.56
12/31/01                       16.79    7.47               5,577     0.75          1.33           5.73          52.17
12/31/00                       16.55   12.90               5,530     0.75          1.24           5.97          26.42

A SHARES
12/31/04                      $16.84    2.79% (4)     $    2,976     0.75%         1.09%          3.23%         35.37%
12/31/03                       17.12    2.15 (4)           2,394     0.75          1.14           3.82          58.97
12/31/02                       17.63   10.12 (4)           2,324     0.75          1.32           4.58          61.56
12/31/01                       16.79    7.47 (4)             552     0.75          1.33           5.68          52.17
12/31/00                       16.55   12.90 (4)              49     0.75          1.24           5.97          26.42

B SHARES
01/01/04 to 12/03/04 (8)      $16.88    1.62% (2)(5)  $       --     1.50% (1)     1.83% (1)      2.47% (1)     35.37%
12/31/03                       17.12    1.39 (5)           1,153     1.50          1.89           3.07          58.97
12/31/02                       17.63    9.30 (5)             904     1.50          2.07           3.91          61.56
05/31/01 (3) to 12/31/01       16.79    4.54 (2)(5)          205     1.50 (1)      2.14 (1)       4.82 (1)      52.17

---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------
INSTITUTIONAL SHARES
12/31/04                      $11.41    3.02%         $  232,419     0.44%         0.70%          4.19%         26.94%
12/31/03                       11.55    4.64             236,282     0.45          0.72           3.94          40.20
12/31/02                       11.48    9.82             246,217     0.27          0.89           4.29          61.27
12/31/01                       10.91    5.58             218,956     0.25          0.86           4.60         100.00
12/31/00                       10.82   11.21             196,980     0.23          0.83           4.95         200.55

N SHARES
12/31/04                      $11.41    2.76%         $    8,804     0.69%         0.95%          3.94%         26.94%
12/31/03                       11.55    4.38               7,341     0.70          0.97           3.69          40.20
12/31/02                       11.48    9.55              10,287     0.52          1.14           4.04          61.27
12/31/01                       10.91    5.32               7,573     0.50          1.11           4.24         100.00
12/31/00                       10.82   10.94                 659     0.48          1.08           4.63         200.55

                       See Notes to Financial Statements.

120 & 121

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
---------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND (CONTINUED)
---------------------------------------------
A SHARES
12/31/04                    $11.55      $0.451      $(0.140)       $ 0.311     $(0.451)       $    --         $(0.451)      $   --
12/31/03                     11.48       0.424        0.070          0.494      (0.424)            --          (0.424)          --
12/31/02                     10.91       0.453        0.570          1.023      (0.453)            --          (0.453)          --
01/17/01 (3) to 12/31/01     10.95       0.456       (0.040)         0.416      (0.456)            --          (0.456)          --

B SHARES
01/01/04 to 12/03/04 (8)    $11.55      $0.338      $(0.180)       $ 0.158     $(0.338)       $    --         $(0.338)      $   --
12/31/03                     11.48       0.338        0.070          0.408      (0.338)            --          (0.338)          --
12/31/02                     10.91       0.353        0.570          0.923      (0.353)            --          (0.353)          --
11/21/01 (3) to 12/31/01     11.11       0.042       (0.200)        (0.158)     (0.042)            --          (0.042)          --

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                    $10.38      $0.387      $(0.090)       $ 0.297     $(0.387)       $    --         $(0.387)      $   --
12/31/03                     10.40       0.440       (0.020)         0.420      (0.440)            --          (0.440)          --
12/31/02                     10.31       0.549        0.090          0.639      (0.549)            --          (0.549)          --
12/31/01                     10.12       0.592        0.190          0.782      (0.592)            --          (0.592)          --
12/31/00                      9.77       0.628        0.350          0.978      (0.628)            --          (0.628)          --

N SHARES
12/31/04                    $10.38      $0.362      $(0.090)       $ 0.272     $(0.362)       $    --         $(0.362)      $   --
12/31/03                     10.40       0.414       (0.020)         0.394      (0.414)            --          (0.414)          --
12/31/02                     10.31       0.524        0.090          0.614      (0.524)            --          (0.524)          --
12/31/01                     10.12       0.566        0.190          0.756      (0.566)            --          (0.566)          --
12/31/00                      9.77       0.603        0.350          0.953      (0.603)            --          (0.603)          --

A SHARES
12/31/04                    $10.38      $0.362      $(0.090)       $ 0.272     $(0.362)       $    --         $(0.362)      $   --
12/31/03                     10.40       0.414       (0.020)         0.394      (0.414)            --          (0.414)          --
12/31/02                     10.31       0.524        0.090          0.614      (0.524)            --          (0.524)          --
12/31/01                     10.12       0.566        0.190          0.756      (0.566)            --          (0.566)          --
12/31/00                      9.77       0.603        0.350          0.953      (0.603)            --          (0.603)          --

B SHARES
01/01/04 to 12/03/04 (8)    $10.38      $0.264      $(0.100)       $ 0.164     $(0.264)       $    --         $(0.264)      $   --
12/31/03                     10.40       0.336       (0.020)         0.316      (0.336)            --          (0.336)          --
12/31/02                     10.31       0.447        0.090          0.537      (0.447)            --          (0.447)          --
09/18/01 (3) to 12/31/01     10.50       0.130       (0.190)        (0.060)     (0.130)            --          (0.130)          --

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                    $11.33      $0.503      $(0.123)       $ 0.380     $(0.503)       $(0.187)        $(0.690)      $   --
12/31/03                     11.19       0.496        0.140          0.636      (0.496)            --          (0.496)          --
12/31/02                     10.54       0.527        0.650          1.177      (0.527)            --          (0.527)          --
12/31/01                     10.45       0.528        0.090          0.618      (0.528)            --          (0.528)          --
12/31/00                      9.63       0.525        0.820          1.345      (0.525)            --          (0.525)          --

                                                                              RATIO OF     RATIO OF NET
                             NET                       NET                    EXPENSES      INVESTMENT
                            ASSET                    ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                    END OF    EXPENSES TO   NET ASSETS         TO        PORTFOLIO
                           END OF    TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                           PERIOD   RETURN            (000)      ASSETS       WAIVERS)         ASSETS        RATE
===================================================================================================================
---------------------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND (CONTINUED)
---------------------------------------------
A SHARES
12/31/04                   $11.41    2.76% (4)     $    2,185     0.69%         0.95%          3.94%         26.94%
12/31/03                    11.55    4.38 (4)           2,102     0.70          0.97           3.69          40.20
12/31/02                    11.48    9.55 (4)           1,648     0.52          1.14           3.96          61.27
01/17/01 (3) to 12/31/01    10.91    3.85 (2)(4)          131     0.50 (1)      1.11 (1)       4.19 (1)     100.00

B SHARES
01/01/04 to 12/03/04 (8)   $11.37    1.40% (2)(5)  $       --     1.44% (1)     1.69% (1)      3.17% (1)     26.94%
12/31/03                    11.55    3.61 (5)             734     1.45          1.72           2.94          40.20
12/31/02                    11.48    8.58 (5)             305     1.27          1.89           3.20          61.27
11/21/01 (3) to 12/31/01    10.91   (1.42) (2)(5)           2     1.25 (1)      1.86 (1)       3.60 (1)     100.00

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                   $10.29    2.92%         $  250,644     0.60%         0.94%          3.75%         68.37%
12/31/03                    10.38    4.11             279,109     0.60          0.97           4.20          61.21
12/31/02                    10.40    6.40             237,566     0.60          1.00           5.35          66.14
12/31/01                    10.31    7.86             230,499     0.60          0.96           5.73          56.36
12/31/00                    10.12   10.40             227,766     0.60          0.93           6.39          77.42

N SHARES
12/31/04                   $10.29    2.66%         $    7,573     0.85%         1.19%          3.50%         68.37%
12/31/03                    10.38    3.85               9,045     0.85          1.22           3.95          61.21
12/31/02                    10.40    6.14               8,617     0.85          1.25           5.10          66.14
12/31/01                    10.31    7.60               6,419     0.85          1.21           5.48          56.36
12/31/00                    10.12   10.13               3,842     0.85          1.18           6.14          77.42

A SHARES
12/31/04                   $10.29    2.66% (4)     $    4,350     0.85%         1.19%          3.50%         68.37%
12/31/03                    10.38    3.85 (4)           4,547     0.85          1.22           3.95          61.21
12/31/02                    10.40    6.14 (4)           4,756     0.85          1.25           4.89          66.14
12/31/01                    10.31    7.60 (4)             960     0.85          1.21           5.37          56.36
12/31/00                    10.12   10.13 (4)             178     0.85          1.18           6.14          77.42

B SHARES
01/01/04 to 12/03/04 (8)   $10.28    1.60% (2)(5)  $       --     1.60% (1)     1.94% (1)      2.74% (1)     68.37%
12/31/03                    10.38    3.08 (5)           1,028     1.60          1.97           3.12          61.21
12/31/02                    10.40    5.35 (5)             392     1.60          2.00           4.13          66.14
09/18/01 (3) to 12/31/01    10.31   (0.59) (2)(5)          26     1.55 (1)      1.91 (1)       4.12 (1)      56.36

--------------------
TAX-EXEMPT BOND FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                   $11.02    3.46%         $   76,362     0.52%         0.79%          4.49%         32.57%
12/31/03                    11.33    5.81              86,812     0.51          0.79           4.40          42.58
12/31/02                    11.19   11.42             106,975     0.31          0.95           4.84          86.76
12/31/01                    10.54    6.02             105,448     0.27          0.91           4.99         168.31
12/31/00                    10.45   14.41             110,321     0.25          0.85           5.31         164.85

                       See Notes to Financial Statements.

122 & 123

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
--------------------------------
TAX-EXEMPT BOND FUND (CONTINUED)
--------------------------------
N SHARES
12/31/04                    $11.33      $0.475      $(0.123)       $ 0.352     $(0.475)       $(0.187)        $(0.662)      $   --
12/31/03                     11.19       0.468        0.140          0.608      (0.468)            --          (0.468)          --
12/31/02                     10.54       0.500        0.650          1.150      (0.500)            --          (0.500)          --
12/31/01                     10.45       0.502        0.090          0.592      (0.502)            --          (0.502)          --
12/31/00                      9.63       0.500        0.820          1.320      (0.500)            --          (0.500)          --

A SHARES
12/31/04                    $11.33      $0.475      $(0.123)       $ 0.352     $(0.475)       $(0.187)        $(0.662)      $   --
12/31/03                     11.19       0.468        0.140          0.608      (0.468)            --          (0.468)          --
12/31/02                     10.54       0.500        0.650          1.150      (0.500)            --          (0.500)          --
01/31/01 (3) to 12/31/01     10.44       0.457        0.100          0.557      (0.457)            --          (0.457)          --

B SHARES
01/01/04 to 12/03/04 (8)    $11.33      $0.363      $(0.180)       $ 0.183     $(0.363)       $    --         $(0.363)      $   --
12/31/03                     11.19       0.384        0.140          0.524      (0.384)            --          (0.384)          --
12/31/02                     10.54       0.418        0.650          1.068      (0.418)            --          (0.418)          --
06/21/01 (3) to 12/31/01     10.52       0.215        0.020          0.235      (0.215)            --          (0.215)          --

------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
04/01/04 (3) to 12/31/04    $10.00      $0.150      $(0.061)       $ 0.089     $(0.169)       $    --         $(0.169)      $   --

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/04                    $13.50      $0.272      $ 1.504        $ 1.776     $(0.272)       $(0.014)        $(0.286)      $   --
12/31/03                     11.54       0.251        1.958          2.209      (0.249)            --          (0.249)          --
12/31/02                     13.01       0.310       (1.470)        (1.160)     (0.310)            --          (0.310)          --
12/31/01                     13.27       0.362       (0.216)         0.146      (0.364)       (0.042)          (0.406)          --
12/31/00                     12.38       0.389        1.115          1.504      (0.391)       (0.223)          (0.614)          --

N SHARES
12/31/04                    $13.50      $0.253      $ 1.489        $ 1.742     $(0.238)       $(0.014)        $(0.252)      $   --
12/31/03                     11.54       0.223        1.955          2.178      (0.218)            --          (0.218)          --
12/31/02                     13.00       0.277       (1.459)        (1.182)     (0.278)            --          (0.278)          --
12/31/01                     13.27       0.331       (0.226)         0.105      (0.333)       (0.042)          (0.375)          --
12/31/00                     12.38       0.356        1.114          1.470      (0.357)       (0.223)          (0.580)          --

A SHARES
12/31/04                    $13.49      $0.242      $ 1.496        $ 1.738     $(0.244)       $(0.014)        $(0.258)      $   --
12/31/03                     11.53       0.230        1.950          2.180      (0.220)            --          (0.220)          --
12/31/02                     13.00       0.278       (1.469)        (1.191)     (0.279)            --          (0.279)          --
12/31/01                     13.26       0.333       (0.216)         0.117      (0.335)       (0.042)          (0.377)          --
12/31/00                     12.38       0.356        1.107          1.463      (0.360)       (0.223)          (0.583)          --

B SHARES
01/01/04 to 12/03/04 (8)    $13.45      $0.131      $ 1.237        $ 1.368     $(0.098)       $    --         $(0.098)      $   --
12/31/03                     11.51       0.158        1.927          2.085      (0.145)            --          (0.145)          --
02/04/02 (3) to 12/31/02     13.02       0.186       (1.471)        (1.285)     (0.225)            --          (0.225)          --

                                                                              RATIO OF     RATIO OF NET
                             NET                       NET                    EXPENSES      INVESTMENT
                            ASSET                    ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                    END OF    EXPENSES TO   NET ASSETS         TO        PORTFOLIO
                           END OF    TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET    TURNOVER
                           PERIOD   RETURN            (000)      ASSETS       WAIVERS)         ASSETS        RATE
===================================================================================================================
--------------------------------
TAX-EXEMPT BOND FUND (CONTINUED)
--------------------------------
N SHARES
12/31/04                   $11.02    3.21%         $   24,667     0.77%         1.04%          4.24%         32.57%
12/31/03                    11.33    5.55              24,873     0.76          1.04           4.15          42.58
12/31/02                    11.19   11.15              14,194     0.56          1.20           4.51          86.76
12/31/01                    10.54    5.76               1,522     0.52          1.16           4.74         168.31
12/31/00                    10.45   14.13               1,117     0.50          1.10           5.10         164.85

A SHARES
12/31/04                   $11.02    3.21% (4)     $    4,136     0.77%         1.04%          4.24%         32.57%
12/31/03                    11.33    5.55 (4)           3,098     0.76          1.04           4.15          42.58
12/31/02                    11.19   11.15 (4)           4,296     0.56          1.20           4.52          86.76
01/31/01 (3) to 12/31/01    10.54    5.40 (2)(4)          796     0.52 (1)      1.16 (1)       4.60 (1)     168.31

B SHARES
01/01/04 to 12/03/04 (8)   $11.15    1.66% (2)(5)  $       --     1.52% (1)     1.79% (1)      3.48% (1)     32.57%
12/31/03                    11.33    4.76 (5)           1,184     1.51          1.79           3.40          42.58
12/31/02                    11.19   10.32 (5)             687     1.31          1.95           3.75          86.76
06/21/01 (3) to 12/31/01    10.54    2.22 (2)(5)          133     1.31 (1)      1.95 (1)       3.77 (1)     168.31

------------------------------
ULTRA SHORT DURATION BOND FUND
------------------------------
INSTITUTIONAL SHARES
04/01/04 (3) to 12/31/04   $ 9.92    0.90% (2)     $   51,082     0.25% (1)     0.60% (1)      2.10% (1)     28.82%

-------------
BALANCED FUND
-------------
INSTITUTIONAL SHARES
12/31/04                   $14.99   13.32%         $   64,065     0.88%         0.95%          1.94%         65.60%
12/31/03                    13.50   19.33              56,553     0.88          1.04           2.05          76.53
12/31/02                    11.54   (9.02)             47,015     0.88          1.12           2.50          69.89
12/31/01                    13.01    1.21              52,552     0.88          1.10           2.77          65.21
12/31/00                    13.27   12.31              56,197     0.88          1.14           2.99         141.47

N SHARES
12/31/04                   $14.99   13.04%         $    3,185     1.13%         1.20%          1.69%         65.60%
12/31/03                    13.50   19.04               2,279     1.13          1.29           1.80          76.53
12/31/02                    11.54   (9.18)              1,897     1.13          1.37           2.25          69.89
12/31/01                    13.00    0.88               2,253     1.13          1.35           2.52          65.21
12/31/00                    13.27   12.03               2,073     1.13          1.57           2.69         141.47

A SHARES
12/31/04                   $14.97   13.02% (4)     $    1,641     1.13%         1.20%          1.69%         65.60%
12/31/03                    13.49   19.07 (4)             442     1.13          1.29           1.80          76.53
12/31/02                    11.53   (9.26) (4)            260     1.13          1.37           2.25          69.89
12/31/01                    13.00    0.97 (4)             294     1.13          1.16           2.52          65.21
12/31/00                    13.26   11.97 (4)             131     1.13          1.51           2.74         141.47

B SHARES
01/01/04 to 12/03/04 (8)   $14.72   10.23% (2)(5)  $       --     1.87% (1)     1.94% (1)      0.98% (1)     65.60%
12/31/03                    13.45   18.22 (5)             413     1.88          2.04           1.01          76.53
02/04/02 (3) to 12/31/02    11.51   (9.96) (2)(5)          75     1.88 (1)      2.12 (1)       1.50 (1)      69.89

                       See Notes to Financial Statements.

124 & 125

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                             NET                      NET                                                               REDEMPTION
                            ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                   FEES
                            VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                    ADDED TO
                          BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL       PAID-IN
                          OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS   CAPITAL
====================================================================================================================================
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/04                   $20.44      $ 0.144     $ 2.544        $ 2.688     $(0.134)       $(1.084)        $(1.218)     $   --
12/31/03                    15.73        0.083       4.710          4.793      (0.083)            --          (0.083)         --
12/31/02                    20.96        0.053      (4.953)        (4.900)     (0.052)        (0.278)         (0.330)         --
12/31/01                    24.84        0.031      (3.031)        (3.000)     (0.025)        (0.855)         (0.880)         --
12/31/00                    29.14       (1.903)     (0.310)        (2.213)         --         (2.087)         (2.087)         --

N SHARES
12/31/04                   $20.22      $ 0.065     $ 2.537        $ 2.602     $(0.088)       $(1.084)        $(1.172)     $   --
12/31/03                    15.56        0.040       4.657          4.697      (0.037)            --          (0.037)         --
12/31/02                    20.73        0.004      (4.891)        (4.887)     (0.005)        (0.278)         (0.283)         --
12/31/01                    24.62       (0.024)     (3.011)        (3.035)         --         (0.855)         (0.855)         --
12/31/00                    28.97       (1.903)     (0.360)        (2.263)         --         (2.087)         (2.087)         --

A SHARES
12/31/04                   $20.24      $ 0.078     $ 2.521        $ 2.599     $(0.095)       $(1.084)        $(1.179)     $   --
12/31/03                    15.57        0.035       4.671          4.706      (0.036)            --          (0.036)         --
12/31/02                    20.73        0.009      (4.883)        (4.874)     (0.008)        (0.278)         (0.286)         --
12/31/01                    24.61       (0.025)     (3.000)        (3.025)         --         (0.855)         (0.855)         --
12/31/00                    28.96       (1.903)     (0.360)        (2.263)         --         (2.087)         (2.087)         --

B SHARES
01/01/04 to 12/03/04 (8)   $19.91      $(0.021)    $ 1.948        $ 1.927     $    --        $(0.197)        $(0.197)     $   --
12/31/03                    15.40       (0.093)      4.603          4.510          --             --              --          --
12/31/02                    20.66       (0.107)     (4.875)        (4.982)         --         (0.278)         (0.278)         --
05/31/01 (3) to 12/31/01    23.62       (0.102)     (2.003)        (2.105)         --         (0.855)         (0.855)         --

---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/04                   $10.03      $ 0.106     $ 1.843        $ 1.949     $(0.110)       $(0.860)        $(0.970)     $0.001 (7)
12/31/03                     6.66        0.046       3.355          3.401      (0.033)            --          (0.033)      0.002 (7)
12/31/02                     6.80        0.019      (0.148)        (0.129)     (0.015)            --          (0.015)      0.004 (7)
12/31/01                     6.88        0.043      (0.085)        (0.042)     (0.038)            --          (0.038)         --
12/31/00                     9.64        0.033      (2.786)        (2.753)     (0.007)            --          (0.007)         --

N SHARES
12/31/04                   $ 9.94      $ 0.050     $ 1.851        $ 1.901     $(0.082)       $(0.860)        $(0.942)     $0.001 (7)
12/31/03                     6.61        0.047       3.300          3.347      (0.020)            --          (0.020)      0.003 (7)
12/31/02                     6.75        0.009      (0.154)        (0.145)         --             --              --       0.005 (7)
12/31/01                     6.80        0.012      (0.055)        (0.043)     (0.007)            --          (0.007)         --
12/31/00                     9.58        0.025      (2.805)        (2.780)         --             --              --          --

A SHARES
12/31/04                   $ 9.94      $ 0.030     $ 1.864        $ 1.894     $(0.096)       $(0.860)        $(0.956)     $0.002 (7)
12/31/03                     6.60        0.040       3.315          3.355      (0.017)            --          (0.017)      0.002 (7)
12/31/02                     6.75        0.002      (0.154)        (0.152)         --             --              --       0.002 (7)
12/31/01                     6.82        0.024      (0.075)        (0.051)     (0.019)            --          (0.019)         --
12/31/00                     9.58        0.025      (2.785)        (2.760)         --             --              --          --

B SHARES
01/01/03 to 05/30/03 (8)   $ 6.58      $ 0.008     $ 0.632        $ 0.640     $    --        $    --         $    --      $   --
04/18/02 (3) to 12/31/02     7.76       (0.040)     (1.142)        (1.182)         --             --              --       0.002 (7)

                                                                                RATIO OF     RATIO OF NET
                             NET                         NET                    EXPENSES      INVESTMENT
                            ASSET                      ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                      END OF    EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                           END OF      TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET     TURNOVER
                           PERIOD     RETURN            (000)      ASSETS       WAIVERS)         ASSETS         RATE
======================================================================================================================
----------------
CORE EQUITY FUND
----------------
INSTITUTIONAL SHARES
12/31/04                   $21.91     13.32%         $  128,125      1.00%         1.02%          0.67%         83.50%
12/31/03                    20.44     30.49             127,233      1.10          1.23           0.47          76.15
12/31/02                    15.73    (23.54)             98,487      1.10          1.24           0.27          67.66
12/31/01                    20.96    (12.31)            150,175      1.10          1.21           0.14          41.63
12/31/00                    24.84     (7.67)            166,310      1.10          1.16          (0.22)         43.74

N SHARES
12/31/04                   $21.65     13.04%         $    4,299      1.25%         1.27%          0.38%         83.50%
12/31/03                    20.22     30.20               4,518      1.35          1.48           0.22          76.15
12/31/02                    15.56    (23.73)              3,621      1.35          1.49           0.02          67.66
12/31/01                    20.73    (12.56)              5,611      1.35          1.46          (0.11)         41.63
12/31/00                    24.62     (7.89)              6,313      1.35          1.41          (0.47)         43.74

A SHARES
12/31/04                   $21.66     13.01% (4)     $      809      1.25%         1.27%          0.42%         83.50%
12/31/03                    20.24     30.23 (4)             531      1.35          1.48           0.22          76.15
12/31/02                    15.57    (23.67) (4)            552      1.35          1.49           0.02          67.66
12/31/01                    20.73    (12.53) (4)            649      1.35          1.46          (0.11)         41.63
12/31/00                    24.61     (7.90) (4)            758      1.35          1.41          (0.47)         43.74

B SHARES
01/01/04 to 12/03/04 (8)   $21.64      9.77% (2)(5)  $       --      1.99% (1)     2.01% (1)     (0.28)% (1)    83.50%
12/31/03                    19.91     29.29 (5)             127      2.10          2.23          (0.53)         76.15
12/31/02                    15.40    (24.27) (5)             53      2.10          2.24          (0.64)         67.66
05/31/01 (3) to 12/31/01    20.66     (9.17) (2)(5)          13      2.10 (1)      2.21 (1)      (0.86) (1)     41.63

---------------------
EMERGING MARKETS FUND
---------------------
INSTITUTIONAL SHARES
12/31/04                   $11.01     20.04%         $  302,250      1.58%         1.60%          0.92%         49.13%
12/31/03                    10.03     51.11             289,492      1.58          1.61           0.83          19.99
12/31/02                     6.66     (1.84)             96,652      1.66          1.71           0.41          34.20
12/31/01                     6.80     (0.60)             40,063      1.74          1.89           0.78          26.93
12/31/00                     6.88    (28.55)             32,313      1.67          1.71           0.37          78.65

N SHARES
12/31/04                   $10.90     19.71%         $    2,757      1.83%         1.85%          0.71%         49.13%
12/31/03                     9.94     50.70               1,331      1.83          1.86           0.58          19.99
12/31/02                     6.61     (2.36)                311      1.91          1.96           0.12          34.20
12/31/01                     6.75     (0.33)                352      1.99          2.14           0.75          26.93
12/31/00                     6.80    (29.02)                297      1.96          2.00           0.18          78.65

A SHARES
12/31/04                   $10.88     19.67% (4)     $      916      1.83%         1.85%          0.49%         49.13%
12/31/03                     9.94     50.87 (4)             364      1.83          1.86           0.62          19.99
12/31/02                     6.60     (2.22) (4)            118      1.91          1.96           0.03          34.20
12/31/01                     6.75     (0.74) (4)              6      1.99          2.08           0.68          26.93
12/31/00                     6.82    (28.81) (4)              8      1.92          1.96           0.16          78.65

B SHARES
01/01/03 to 05/30/03 (8)   $ 7.22      9.73% (2)(5)  $       --      2.64% (1)     2.66% (1)      0.33% (1)     10.32%
04/18/02 (3) to 12/31/02     6.58    (15.21) (2)(5)          8       2.62 (1)      2.65 (1)      (0.85) (1)     34.20

                       See Notes to Financial Statements.

126 & 127

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                              NET                      NET                                                                REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                    FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                     ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED         TOTAL        PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS      DISTRIBUTIONS    CAPITAL
====================================================================================================================================
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/04                    $11.48      $ 0.111     $ 1.961        $ 2.072     $(0.112)       $    --         $(0.112)      $   --
12/31/03                      8.98        0.065       2.501          2.566      (0.066)            --          (0.066)          --
12/31/02                     11.43        0.056      (2.449)        (2.393)     (0.057)            --          (0.057)          --
12/31/01                     12.55        0.062      (0.426)        (0.364)     (0.062)        (0.694)         (0.756)          --
12/31/00                     14.63        0.049       1.113          1.162      (0.047)        (3.195)         (3.242)          --

N SHARES
12/31/04                    $11.55      $ 0.100     $ 1.961        $ 2.061     $(0.081)       $    --         $(0.081)      $   --
12/31/03                      9.02        0.038       2.510          2.548      (0.018)            --          (0.018)          --
12/31/02                     11.44        0.035      (2.446)        (2.411)     (0.009)            --          (0.009)          --
12/31/01                     12.55        0.010      (0.416)        (0.406)     (0.010)        (0.694)         (0.704)          --
12/31/00                     14.63        0.007       1.113          1.120      (0.005)        (3.195)         (3.200)          --

A SHARES
12/31/04                    $11.56      $ 0.041     $ 2.015        $ 2.056     $(0.086)       $    --         $(0.086)      $   --
12/31/03                      9.02        0.034       2.523          2.557      (0.017)            --          (0.017)          --
12/31/02                     11.45        0.021      (2.440)        (2.419)     (0.011)            --          (0.011)          --
12/31/01                     12.55        0.011      (0.406)        (0.395)     (0.011)        (0.694)         (0.705)          --
12/31/00                     14.63        0.007       1.114          1.121      (0.006)        (3.195)         (3.201)          --

B SHARES
01/01/04 to 12/03/04 (8)    $11.38      $ 0.009     $ 1.591        $ 1.600     $    --        $    --         $    --       $   --
12/31/03                      8.93       (0.035)      2.485          2.450          --             --              --           --
12/31/02                     11.41       (0.034)     (2.446)        (2.480)         --             --              --           --
08/01/01 (3) to 12/31/01     11.97       (0.020)     (0.540)        (0.560)         --             --              --           --

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/04                    $21.55      $ 0.362     $ 1.844        $ 2.206     $(0.357)       $(1.309)        $(1.666)      $   --
12/31/03                     18.06        0.275       4.726          5.001      (0.275)        (1.236)         (1.511)          --
12/31/02                     23.91        0.244      (5.501)        (5.257)     (0.243)        (0.350)         (0.593)          --
12/31/01                     28.39        0.241      (3.742)        (3.501)     (0.242)        (0.737)         (0.979)          --
12/31/00                     33.21        0.274      (3.337)        (3.063)     (0.270)        (1.487)         (1.757)          --

N SHARES
12/31/04                    $21.54      $ 0.299     $ 1.851        $ 2.150     $(0.301)       $(1.309)        $(1.610)      $   --
12/31/03                     18.05        0.224       4.728          4.952      (0.226)        (1.236)         (1.462)          --
12/31/02                     23.90        0.194      (5.503)        (5.309)     (0.191)        (0.350)         (0.541)          --
12/31/01                     28.39        0.177      (3.752)        (3.575)     (0.178)        (0.737)         (0.915)          --
12/31/00                     33.21        0.191      (3.333)        (3.142)     (0.191)        (1.487)         (1.678)          --

B SHARES
01/01/04 to 12/03/04 (8)    $21.47      $ 0.109     $ 1.474        $ 1.583     $    --        $(0.313)        $(0.313)      $   --
12/31/03                     18.00        0.069       4.705          4.774      (0.068)        (1.236)         (1.304)          --
12/31/02                     23.90        0.081      (5.535)        (5.454)     (0.096)        (0.350)         (0.446)          --
08/22/01 (3) to 12/31/01     24.77        0.038      (0.238)        (0.200)     (0.041)        (0.629)         (0.670)          --

                                                                                RATIO OF     RATIO OF NET
                             NET                         NET                    EXPENSES      INVESTMENT
                            ASSET                      ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                      END OF    EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                           END OF      TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET     TURNOVER
                           PERIOD     RETURN            (000)      ASSETS       WAIVERS)         ASSETS         RATE
======================================================================================================================
-----------
EQUITY FUND
-----------
INSTITUTIONAL SHARES
12/31/04                    $13.44     18.14%         $  244,336     0.94%         0.94%          0.91%         72.72%
12/31/03                     11.48     28.68             229,673     0.94          0.96           0.63          81.21
12/31/02                      8.98    (20.99)            238,301     0.95          0.97           0.53          61.83
12/31/01                     11.43     (3.00)            313,186     0.94          0.95           0.51          77.79
12/31/00                     12.55      8.48             346,111     0.93          0.93           0.31          68.09

N SHARES
12/31/04                    $13.53     17.91%         $   12,799     1.19%         1.19%          0.66%         72.72%
12/31/03                     11.55     28.29              13,842     1.19          1.21           0.38          81.21
12/31/02                      9.02    (21.10)             11,082     1.20          1.22           0.28          61.83
12/31/01                     11.44     (3.36)             16,193     1.19          1.20           0.26          77.79
12/31/00                     12.55      8.18              16,025     1.18          1.18           0.06          68.09

A SHARES
12/31/04                    $13.53     17.85% (4)     $    1,127     1.19%         1.19%          0.71%         72.72%
12/31/03                     11.56     28.39 (4)             339     1.19          1.21           0.38          81.21
12/31/02                      9.02    (21.15) (4)            199     1.20          1.22           0.28          61.83
12/31/01                     11.45     (3.27) (4)            161     1.19          1.20           0.26          77.79
12/31/00                     12.55      8.17 (4)             161     1.18          1.18           0.06          68.09

B SHARES
01/01/04 to 12/03/04 (8)    $12.98     14.06% (2)(5)  $       --     1.93% (1)     1.94% (1)     (0.11)% (1)    72.72%
12/31/03                     11.38     27.44 (5)             322     1.94          1.96          (0.37)         81.21
12/31/02                      8.93    (21.74) (5)            221     1.95          1.97          (0.35)         61.83
08/01/01 (3) to 12/31/01     11.41     (4.68) (2)(5)          20     1.94 (1)      1.95 (1)      (0.45) (1)     77.79

----------
INDEX FUND
----------
INSTITUTIONAL SHARES
12/31/04                    $22.09     10.48%         $  311,422     0.43%         0.43%          1.59%          2.67%
12/31/03                     21.55     28.11             353,889     0.43          0.47           1.37           1.72
12/31/02                     18.06    (22.21)            354,499     0.45          0.53           1.18           6.42
12/31/01                     23.91    (12.30)            432,923     0.45          0.50           0.93           4.26
12/31/00                     28.39     (9.33)            532,044     0.45          0.47           0.85           8.39

N SHARES
12/31/04                    $22.08     10.21%         $   17,457     0.68%         0.68%          1.34%          2.67%
12/31/03                     21.54     27.82              19,986     0.68          0.72           1.12           1.72
12/31/02                     18.05    (22.43)             17,339     0.70          0.78           0.93           6.42
12/31/01                     23.90    (12.57)             24,449     0.70          0.75           0.68           4.26
12/31/00                     28.39     (9.55)             25,291     0.70          0.72           0.60           8.39

B SHARES
01/01/04 to 12/03/04 (8)    $22.74      7.45% (2)(5)  $       --     1.43% (1)     1.43% (1)      0.57% (1)      2.67%
12/31/03                     21.47     26.81 (5)             483     1.43          1.47           0.37           1.72
12/31/02                     18.00    (22.99) (5)            571     1.45          1.53           0.40           6.42
08/22/01 (3) to 12/31/01     23.90     (0.75) (2)(5)          26     1.45 (1)      1.50 (1)       0.04 (1)       4.26

                       See Notes to Financial Statements.

128 & 129

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET                      NET                                                              REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                  FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                   ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED        TOTAL       PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS     DISTRIBUTIONS   CAPITAL
====================================================================================================================================
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/04                    $13.63      $ 0.135     $ 2.081        $ 2.216     $(0.146)       $    --        $(0.146)     $   --
12/31/03                      9.81        0.165       3.800          3.965      (0.160)            --         (0.160)      0.015 (7)
12/31/02                     11.54        0.092      (1.808)        (1.716)     (0.068)            --         (0.068)      0.054 (7)
12/31/01                     14.36        0.055      (2.825)        (2.770)     (0.050)            --         (0.050)         --
12/31/00                     15.89        0.120      (1.606)        (1.486)     (0.044)            --         (0.044)         --

N SHARES
12/31/04                    $13.64      $ 0.126     $ 2.054        $ 2.180     $(0.110)       $    --        $(0.110)     $   --
12/31/03                      9.82        0.121       3.815          3.936      (0.131)            --         (0.131)      0.015 (7)
12/31/02                     11.55        0.039      (1.789)        (1.750)     (0.031)            --         (0.031)      0.051 (7)
12/31/01                     14.36        0.026      (2.815)        (2.789)     (0.021)            --         (0.021)         --
12/31/00                     15.89        0.076      (1.606)        (1.530)         --             --             --          --

A SHARES
12/31/04                    $13.19      $ 0.089     $ 2.015        $ 2.104     $(0.114)       $    --        $(0.114)     $   --
12/31/03                      9.35        0.030       3.928          3.958      (0.132)            --         (0.132)      0.014 (7)
12/31/02                     11.57        0.079      (2.311)        (2.232)         --             --             --       0.012 (7)
12/31/01                     14.38        0.016      (2.815)        (2.799)     (0.011)            --         (0.011)         --
12/31/00                     15.89        0.076      (1.586)        (1.510)         --             --             --          --

B SHARES
01/01/03 to 05/30/03 (8)    $ 9.77      $ 0.098     $ 0.452        $ 0.550     $    --        $    --        $    --      $   --
12/31/02                     11.55        0.041      (1.826)        (1.785)     (0.018)            --         (0.018)      0.023 (7)
07/23/01 (3) to 12/31/01     12.49       (0.057)     (0.883)        (0.940)         --             --             --          --

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/04                    $11.39      $(0.064)    $ 2.384        $ 2.320     $    --        $    --        $    --      $   --
12/31/03                      7.68       (0.044)      3.754          3.710          --             --             --          --
12/31/02                      9.68       (0.032)     (1.968)        (2.000)         --             --             --          --
01/09/01 (3) to 12/31/01     10.00       (0.014)     (0.306)        (0.320)         --             --             --          --

B SHARES
01/01/03 to 05/30/03 (8)    $ 7.60      $(0.044)    $ 1.024        $ 0.980     $    --        $    --        $    --      $   --
12/31/02                      9.68       (0.102)     (1.978)        (2.080)         --             --             --          --
12/20/01 (3) to 12/31/01      9.36       (0.009)      0.329          0.320          --             --             --          --

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/04                    $22.74      $ 0.083     $ 5.161        $ 5.244     $(0.059)       $(3.322)       $(3.381)     $0.037 (7)
12/31/03                     15.12       (0.024)      7.881          7.857          --         (0.238)        (0.238)      0.001 (7)
12/31/02                     17.70       (0.086)     (2.496)        (2.582)         --             --             --       0.002 (7)
12/31/01                     19.88       (0.119)     (1.792)        (1.911)         --         (0.269)        (0.269)         --
12/31/00                     24.17       (0.145)      1.528          1.383          --         (5.673)        (5.673)         --

N SHARES
12/31/04                    $22.28      $ 0.027     $ 5.032        $ 5.059     $(0.011)       $(3.322)       $(3.333)     $0.044 (7)
12/31/03                     14.85       (0.060)      7.727          7.667          --         (0.238)        (0.238)      0.001 (7)
12/31/02                     17.44       (0.119)     (2.473)        (2.592)         --             --             --       0.002 (7)
12/31/01                     19.62       (0.161)     (1.750)        (1.911)         --         (0.269)        (0.269)         --
12/31/00                     23.99       (0.145)      1.448          1.303          --         (5.673)        (5.673)         --

                                                                                RATIO OF     RATIO OF NET
                             NET                         NET                    EXPENSES      INVESTMENT
                            ASSET                      ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                      END OF    EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                           END OF      TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET     TURNOVER
                           PERIOD     RETURN            (000)      ASSETS       WAIVERS)         ASSETS         RATE
======================================================================================================================
------------------
INTERNATIONAL FUND
------------------
INSTITUTIONAL SHARES
12/31/04                   $15.70      16.48%         $  210,109     1.33%         1.35%          0.96%         27.84%
12/31/03                    13.63      40.44             171,921     1.36          1.39           1.40          35.15
12/31/02                     9.81     (14.41)            141,034     1.40          1.43           0.85          22.38
12/31/01                    11.54     (19.29)            177,337     1.36          1.37           0.75          38.32
12/31/00                    14.36      (9.34)            254,642     1.35          1.36           0.82          76.86

N SHARES
12/31/04                   $15.71      16.10%         $    2,040     1.58%         1.60%          0.76%         27.84%
12/31/03                    13.64      40.19               1,595     1.61          1.64           1.11          35.15
12/31/02                     9.82     (14.79)              1,202     1.60          1.63           0.36          22.38
12/31/01                    11.55     (19.46)              5,336     1.61          1.62           0.50          38.32
12/31/00                    14.36      (9.50)              2,525     1.60          1.61           0.57          76.86

A SHARES
12/31/04                   $15.18      16.17% (4)     $      101     1.58%         1.60%          0.71%         27.84%
12/31/03                    13.19      42.33 (4)              57     1.57          1.60           0.27          35.15
12/31/02                     9.35     (19.19) (4)              6     1.65          1.68           0.71          22.38
12/31/01                    11.57     (19.47) (4)              3     1.61          1.62           0.18          38.32
12/31/00                    14.38      (9.50) (4)              2     1.60          1.61           0.57          76.86

B SHARES
01/01/03 to 05/30/03 (8)   $10.32       5.63% (2)(5)  $       --     2.35% (1)     2.37% (1)      2.50% (1)     18.70%
12/31/02                     9.77     (15.26) (5)             11     2.40          2.43          (0.97)         22.38
07/23/01 (3) to 12/31/01    11.55      (7.53) (2)(5)           1     2.19 (1)      2.19 (1)      (1.10) (1)     38.32

--------------------------------
SMALL-CAP AGGRESSIVE GROWTH FUND
--------------------------------
INSTITUTIONAL SHARES
12/31/04                   $13.71      20.37%         $    7,396     1.00%         1.48%         (0.53)%        99.76%
12/31/03                    11.39      48.31               8,506     1.00          1.44          (0.48)        124.27
12/31/02                     7.68     (20.66)              7,278     1.00          1.36          (0.38)        107.48
01/09/01 (3) to 12/31/01     9.68      (3.20) (2)          7,854     1.00 (1)      2.53 (1)      (0.15) (1)     59.94 (1)

B SHARES
01/01/03 to 05/30/03 (8)   $ 8.58      12.90% (2)(5)  $       --     2.00% (1)     2.54% (1)     (1.41)% (1)    61.84%
12/31/02                     7.60     (21.49) (5)              4     2.00          2.36          (1.25)        107.48
12/20/01 (3) to 12/31/01     9.68       3.42 (2)(5)            1     2.00 (1)      3.37 (1)      (1.62) (1)     59.94 (1)

--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------
INSTITUTIONAL SHARES
12/31/04                   $24.64     24.16% (9)      $  544,635     1.00%         1.00%          0.36%         63.79%
12/31/03                    22.74      52.02             472,228     1.20          1.25          (0.13)         83.34
12/31/02                    15.12     (14.58)            323,683     1.20          1.27          (0.51)         76.97
12/31/01                    17.70      (9.65)            411,368     1.20          1.25          (0.67)         85.04
12/31/00                    19.88       6.75             465,215     1.20          1.22          (0.70)         86.88

N SHARES
12/31/04                   $24.05     23.85% (9)      $   98,267     1.25%         1.25%          0.15%         63.79%
12/31/03                    22.28      51.68              61,579     1.45          1.50          (0.32)         83.34
12/31/02                    14.85     (14.85)             13,954     1.45          1.52          (0.76)         76.97
12/31/01                    17.44      (9.83)              8,301     1.45          1.50          (0.92)         85.04
12/31/00                    19.62       6.51               8,995     1.45          1.47          (0.95)         86.88

                       See Notes to Financial Statements.

130 & 131

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET                      NET                                                              REDEMPTION
                             ASSET                REALIZED AND      TOTAL    DISTRIBUTIONS  DISTRIBUTIONS                  FEES
                             VALUE        NET      UNREALIZED       FROM       FROM NET       FROM NET                   ADDED TO
                           BEGINNING  INVESTMENT   GAIN/(LOSS)   INVESTMENT   INVESTMENT      REALIZED        TOTAL       PAID-IN
                           OF PERIOD    INCOME   ON INVESTMENTS  OPERATIONS     INCOME          GAINS     DISTRIBUTIONS   CAPITAL
====================================================================================================================================
--------------------------------------
SMALL-CAP OPPORTUNITY FUND (CONTINUED)
--------------------------------------
A SHARES
12/31/04                    $22.27      $ 0.042     $ 5.003        $ 5.045     $(0.025)       $(3.322)       $(3.347)     $0.062 (7)
12/31/03                     14.85       (0.057)      7.714          7.657          --         (0.238)        (0.238)      0.001 (7)
12/31/02                     17.43       (0.118)     (2.463)        (2.581)         --             --             --       0.001 (7)
12/31/01                     19.62       (0.154)     (1.767)        (1.921)         --         (0.269)        (0.269)         --
12/31/00                     23.99       (0.145)      1.448          1.303          --         (5.673)        (5.673)         --

B SHARES
01/01/04 to 12/03/04 (8)    $21.86      $(0.143)    $ 4.643        $ 4.500     $    --        $(1.002)       $(1.002)     $0.002 (7)
12/31/03                     14.69       (0.195)      7.602          7.407          --         (0.238)        (0.238)      0.001 (7)
12/31/02                     17.37       (0.230)     (2.451)        (2.681)         --             --             --       0.001 (7)
06/25/01 (3) to 12/31/01     18.32       (0.138)     (0.543)        (0.681)         --         (0.269)        (0.269)         --

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                    $45.10      $ 0.333     $12.228        $12.561     $(0.274)       $(6.826)       $(7.100)     $0.109 (7)
12/31/03                     31.79        0.408      13.260         13.668      (0.360)            --         (0.360)      0.002 (7)
12/31/02                     36.88        0.154      (4.814)        (4.660)     (0.131)        (0.306)        (0.437)      0.007 (7)
12/31/01                     37.35        0.117       1.931          2.048      (0.117)        (2.401)        (2.518)         --
12/31/00                     30.29        0.031       9.854          9.885      (0.030)        (2.795)        (2.825)         --

N SHARE
12/31/04                    $44.99      $ 0.186     $12.074        $12.260     $(0.215)       $(6.826)       $(7.041)     $0.231 (7)
12/31/03                     31.73        0.279      13.257         13.536      (0.278)            --         (0.278)      0.002 (7)
12/31/02                     36.81        0.059      (4.791)        (4.732)     (0.048)        (0.306)        (0.354)      0.006 (7)
12/31/01                     37.28        0.037       1.931          1.968      (0.037)        (2.401)        (2.438)         --
12/31/00                     30.28        0.001       9.794          9.795          --         (2.795)        (2.795)         --

A SHARES
12/31/04                    $44.92      $ 0.198     $12.004        $12.202     $(0.229)       $(6.826)       $(7.055)     $0.283 (7)
12/31/03                     31.69        0.271      13.243         13.514      (0.286)            --         (0.286)      0.002 (7)
12/31/02                     36.78        0.042      (4.767)        (4.725)     (0.064)        (0.306)        (0.370)      0.005 (7)
12/31/01                     37.28        0.049       1.901          1.950      (0.049)        (2.401)        (2.450)         --
12/31/00                     30.28        0.001       9.794          9.795          --         (2.795)        (2.795)         --

B SHARES
01/01/04 to 12/03/04 (8)    $44.48      $(0.136)    $10.985        $10.849     $(0.004)       $(1.158)       $(1.162)     $0.003 (7)
12/31/03                     31.43        0.099      12.985         13.084      (0.036)            --         (0.036)      0.002 (7)
12/31/02                     36.69       (0.200)     (4.760)        (4.960)         --         (0.306)        (0.306)      0.006 (7)
05/31/01 (3) to 12/31/01     40.77       (0.087)     (1.592)        (1.679)         --         (2.401)        (2.401)         --

                                                                                RATIO OF     RATIO OF NET
                             NET                         NET                    EXPENSES      INVESTMENT
                            ASSET                      ASSETS     RATIO OF     TO AVERAGE       INCOME
                            VALUE                      END OF    EXPENSES TO   NET ASSETS         TO         PORTFOLIO
                           END OF      TOTAL           PERIOD    AVERAGE NET   (EXCLUDING     AVERAGE NET     TURNOVER
                           PERIOD     RETURN            (000)      ASSETS       WAIVERS)         ASSETS         RATE
======================================================================================================================
--------------------------------------
SMALL-CAP OPPORTUNITY FUND (CONTINUED)
--------------------------------------
A SHARES
12/31/04                   $24.03      23.88% (4)(9)  $   66,179     1.25%         1.25%          0.33%         63.79%
12/31/03                    22.27      51.62 (4)           3,047     1.45          1.50          (0.30)         83.34
12/31/02                    14.85     (14.80) (4)            777     1.45          1.52          (0.76)         76.97
12/31/01                    17.43      (9.83) (4)            246     1.45          1.50          (0.92)         85.04
12/31/00                    19.62       6.46 (4)              50     1.45          1.47          (0.95)         86.88

B SHARES
01/01/04 to 12/03/04 (8)   $25.36      21.30% (2)(5)  $       --     1.98% (1)     1.99% (1)     (0.71)% (1)    63.79%
12/31/03                    21.86      50.48 (5)             506     2.20          2.25          (1.09)         83.34
12/31/02                    14.69     (15.43) (5)            237     2.20          2.27          (1.47)         76.97
06/25/01 (3) to 12/31/01    17.37      (3.77) (2)(5)          41     2.20 (1)      2.25 (1)      (1.67) (1)     85.04

--------------------
SMALL-CAP VALUE FUND
--------------------
INSTITUTIONAL SHARES
12/31/04                   $50.67      28.93% (9)     $  369,311     0.93%         0.94%          0.69%         69.98%
12/31/03                    45.10      43.04             308,693     0.95          0.99           1.08         106.69
12/31/02                    31.79     (12.76)            216,922     0.99          1.09           0.43         134.99
12/31/01                    36.88       5.57             248,031     0.99          1.08           0.36          80.85
12/31/00                    37.35      34.45             149,791     0.99          1.08           0.10          80.97

N SHARE
12/31/04                   $50.44      28.59% (9)     $   35,891     1.18%         1.19%          0.50%         69.98%
12/31/03                    44.99      42.70               7,702     1.20          1.24           0.83         106.69
12/31/02                    31.73     (12.98)              4,414     1.24          1.34           0.18         134.99
12/31/01                     36.81      5.36               3,477     1.24          1.33           0.11          80.85
12/31/00                     37.28     34.15               1,247     1.24          1.33          (0.15)         80.97

A SHARES
12/31/04                   $50.35      28.62% (4)(9)  $    8,352     1.18%         1.19%          0.57%         69.98%
12/31/03                    44.92      42.68 (4)           1,557     1.20          1.24           0.83         106.69
12/31/02                    31.69     (12.98) (4)            669     1.24          1.34           0.18         134.99
12/31/01                    36.78       5.31 (4)             341     1.24          1.33           0.11          80.85
12/31/00                    37.28      34.15 (4)              61     1.24          1.33          (0.15)         80.97

B SHARES
01/01/04 to 12/03/04 (8)   $54.17      24.86% (2)(5)  $       --     1.92% (1)     1.93% (1)     (0.34)% (1)    69.98%
12/31/03                    44.48      41.64 (5)             979     1.95          1.99           0.08         106.69
12/31/02                    31.43     (13.65) (5)            466     1.99          2.09          (0.57)        134.99
05/31/01 (3) to 12/31/01    36.69      (4.06) (2)(5)         302     1.99 (1)      2.08 (1)      (0.64) (1)     80.85

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Sales load is not reflected in total return.
(5) Contingent deferred sales load is not reflected in total return.
(6) Not meaningful given short period.
(7) Fund assesses a redemption fee in the amount of 2.00% on redemptions of shares that have been held 90 days or less (30 days or less, effective June 1, 2004) from time of purchase. Fees collected are retained by the Fund for the benefit of the remaining shareholders.
(8) Date ceased operations.
(9) Total returns for each of the classes for the Small-Cap Opportunity Fund and the Small-Cap Value Fund include 0.16% and 0.26%, respectively, resulting from redemption fees reimbursed by the Administrator.

                       See Notes to Financial Statements.

132 & 133

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

          MONEY MARKET FUNDS:
          Harris Insight Government Money Market Fund ("Government Money Market
             Fund")
          Harris Insight Money Market Fund ("Money Market Fund")
          Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market
             Fund")

          FIXED INCOME FUNDS:
          Harris Insight Bond Fund ("Bond Fund")
          Harris Insight High Yield Bond Fund ("High Yield Bond Fund")
          Harris Insight Intermediate Government Bond Fund ("Intermediate
             Government Bond Fund")
          Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate
             Tax-Exempt Bond Fund")
          Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond
             Fund")
          Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")
          Harris Insight Ultra Short Duration Bond Fund ("Ultra Short Duration
             Bond Fund")

          EQUITY FUNDS:
          Harris Insight Balanced Fund ("Balanced Fund")
          Harris Insight Core Equity Fund ("Core Equity Fund")
          Harris Insight Emerging Markets Fund ("Emerging Markets Fund")
          Harris Insight Equity Fund ("Equity Fund")
          Harris Insight Index Fund ("Index Fund")
          Harris Insight International Fund ("International Fund")
          Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap Aggressive
             Growth Fund")
          Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity
             Fund")
          Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")

     The Trust offers five classes of shares: A shares, N shares, Service shares, Exchange shares, and Institutional shares. Institutional shares are offered by each Fund. A shares are offered by each Fund, except for each of the Money Market Funds, the Ultra Short Duration Bond Fund, the Index Fund, and the Small-Cap Aggressive Growth Fund. N shares are offered by each Fund, except for the Ultra Short Duration Bond Fund and the Small-Cap Aggressive Growth Fund. Service shares are offered only by each of the Money Market Funds. Exchange shares are offered only by the Money Market Fund. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, A shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4, and A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     (a) SECURITY VALUATION -- Equity securities, other than securities for which the primary market is the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ"), are valued as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m., Eastern time) at the last sales price on the primary market where traded. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. A security for which the primary market is the NASDAQ will be valued at the NASDAQ Official Closing Price as defined by the NASDAQ, or, in the absence of a reported Official Closing Price on the valuation date, at closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Debt obligations and fixed-income securities, including asset-backed and mortgage-backed securities (but not including securities with remaining maturities of 60 days or less or securities held by the Money Market Funds), are valued at the mean of the last bid and asked prices. In the event that market prices are not readily available, or where last sale prices are considered not to reflect values as of the valuation time (e.g., from foreign markets), securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations with remaining maturities of 60 days or less and securities held by the Money Market Funds are valued at amortized cost.

     Standards for Fair Value Determinations -- As a general principle, a "fair value" of a security is the amount that a Fund may reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. The Board or its designee, as the case may be, shall take into account all of the relevant factors and surrounding circumstances, including, but not limited to: (i) the nature and pricing history (if any) of the security;
(ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by Harris Investment Management or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of Harris Investment Management; and (vii) the liquidity or illiquidity of the market for the security.

     Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (b) FOREIGN CURRENCY TRANSLATION -- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i)  market  value  of   investment   securities,   other  assets  and
     liabilities at the current rate of exchange on the valuation date; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

     (c) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (d) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. Dividends from the Balanced Fund,

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


Equity Fund, and Index Fund are declared and paid quarterly. Dividends from the Core Equity Fund, Emerging Markets Fund, International Fund, Small-Cap Aggressive Growth Fund, Small-Cap Opportunity Fund, and Small-Cap Value Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (e) FUTURES CONTRACTS -- The Funds may enter into securities index and other financial futures contracts to manage exposure to certain market risks. The Index Fund may maintain Standard & Poor's 500 Index(R) futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value.
Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (f) ALLOCATION OF INCOME, EXPENSES, AND REALIZED AND UNREALIZED GAINS AND LOSSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses, investment income, and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on accounts based on the date the income is earned or realized and unrealized gains and losses are incurred.

     (g) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (h) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (i) SECURITIES LENDING -- Each Fund may participate in a securities-lending program with certain counterparties whereby a Fund may loan securities to an organization that provides collateral. The lending Fund continues to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the counterparty to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     (j) OTHER -- Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the first in first out (FIFO) method for both financial reporting and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective-yield method for non-Money Market Funds and the straight-line method for the Money Market Funds. Dividend income is recorded on the ex-dividend date.


3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management, Inc. ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

            Each Money Market Fund                0.14% of the first $100 million of net assets and 0.10% of net assets over $100 million
            Bond Fund                             0.65%
            High Yield Bond Fund                  0.45%
            Intermediate Government Bond Fund     0.45%
            Intermediate Tax-Exempt Bond Fund     0.45%
            Short/Intermediate Bond Fund          0.70%
            Tax-Exempt Bond Fund                  0.45%
            Ultra Short Duration Bond Fund        0.20%
            Balanced Fund                         0.50%
            Core Equity Fund                      0.70%
            Emerging Markets Fund                 1.25%
            Equity Fund                           0.70%
            Index Fund                            0.20%
            International Fund                    1.05%
            Small-Cap Aggressive Growth Fund      0.75%
            Small-Cap Opportunity Fund            0.75%
            Small-Cap Value Fund                  0.70%

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the year ended December 31, 2004, advisory fees and waivers for certain Funds were as follows:

                                                                GROSS                               NET
                                                            ADVISORY FEE         WAIVER        ADVISORY FEE
                                                            ------------        --------       ------------
     Bond Fund ...........................................   $1,018,371         $481,151        $  537,220
     High Yield Bond Fund ................................      323,089           91,365           231,724
     Intermediate Government Bond Fund ...................      352,361          237,345           115,016
     Intermediate Tax-Exempt Bond Fund ...................    1,095,881          608,823           487,058
     Short/Intermediate Bond Fund ........................    1,992,625          929,876         1,062,749
     Tax-Exempt Bond Fund ................................      490,685          272,603           218,082
     Ultra Short Duration Bond Fund ......................       57,074           19,476            37,598
     Balanced Fund .......................................      312,908           16,185           296,723
     Core Equity Fund ....................................      944,647            9,468           935,179
     Index Fund ..........................................      717,080            4,644           712,436
     Small-Cap Aggressive Growth Fund ....................       56,129           35,158            20,971
     Small-Cap Opportunity Fund ..........................    4,533,237            4,237         4,529,000

     There were no advisory fee waivers for the other Funds.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     For the year ended December 31, 2004, HIM also reimbursed expenses of $48,940 for the Ultra Short Duration Bond Fund.

     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as sub-adviser, receives a fee directly from HIM and not from the Funds.

     HIM has also entered into an Investment Sub-Advisory Agreement with HIM Monegy, Inc. ("Monegy"), a wholly-owned subsidiary of HIM, with respect to the High Yield Bond Fund. Pursuant to the agreement, Monegy selects and manages the securities in which the Fund invests. Monegy, as sub-adviser, receives a fee directly from HIM and not from the Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for its services, Harris Trust is entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of average daily net assets in excess of $600 million. Certain employees of Harris Trust and PFPC are officers of the Funds.

     PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services.

     On December 22, 2004, Harris Trust reimbursed (i) the Small-Cap Opportunity Fund and the Small-Cap Value Fund for waived redemption fees arising from certain short-term redemption transactions in the amount of $920,606 and $785,917, respectively (amounting to 0.13% and 0.19% of the net asset values of the Funds, respectively); (ii) the Index Fund $36,987 for costs associated with short-term redemption transactions; and (iii) certain Funds, in the aggregate, $89,814 for audit expenses associated with short-term redemption transactions.

     During the year ended December 31, 2004, Harris Trust received $11,322,691 in fees (net of waivers of $6,140,342) from the Funds for services as Administrator and Transfer Agent, of which Harris Trust paid to PFPC $4,004,900 in fees for services rendered under the agreements described above. Under the same agreements, PFPC and PFPC Trust Co. received $2,541,428 in other fees and out of pocket expenses (net of waivers of $240,679) from the Funds for other transfer agency, custodian, and administrative and accounting services. Harris Trust also reimbursed the Index Fund $64,478 during the year ended December 31, 2004, due to an error in processing a redemption of shares.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


4.   SERVICE PLANS

     Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes. (The class B Shares ceased operations on December 3, 2004.)

     SHAREHOLDER SERVICE FEES:

     NON-MONEY MARKET FUNDS
                                                          N SHARES      B SHARES
                                                          (0.25%)       (0.25%)
                                                         ---------      --------
     Bond Fund ........................................  $ 10,425        $1,008
     High Yield Bond Fund .............................       534            --
     Intermediate Government Bond Fund ................    38,005         2,559
     Intermediate Tax-Exempt Bond Fund ................    20,324         1,722
     Short/Intermediate Bond Fund .....................    21,532         2,270
     Tax-Exempt Bond Fund .............................    61,821         2,517
     Balanced Fund ....................................     6,540         1,222
     Core Equity Fund .................................    10,756           351
     Emerging Markets Fund ............................     4,973            --
     Equity Fund ......................................    30,104         1,289
     Index Fund .......................................    45,877           866
     International Fund ...............................     4,602            --
     Small-Cap Opportunity Fund .......................   171,103         1,389
     Small-Cap Value Fund .............................    30,779         2,519

     MONEY MARKET FUNDS
                                                   N SHARES     B SHARES      EXCHANGE SHARES    SERVICE SHARES
                                                    (0.25%)      (0.25%)          (0.05%)            (0.25%)
                                                   ---------    --------      ---------------    --------------
     Government Money Market Fund .............   $  753,931                                       $2,847,678
     Money Market Fund ........................    2,974,842       $63            $71,791*          4,794,369
     Tax-Exempt Money Market Fund .............      526,242                                          448,303

     *Net of waivers of $353,421.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     RULE 12B-1 FEES  (DISTRIBUTION  FEES  PURSUANT TO RULE 12B-1 UNDER THE 1940
     ACT):

     NON-MONEY MARKET FUNDS
                                                          A SHARES      B SHARES
                                                           (0.25%)       (0.75%)
                                                           -------      --------
     Bond Fund ........................................   $ 1,447        $3,024
     High Yield Bond Fund .............................       304            --
     Intermediate Government Bond Fund ................     5,804         7,676
     Intermediate Tax-Exempt Bond Fund ................     4,463         5,165
     Short/Intermediate Bond Fund .....................    10,226         6,809
     Tax-Exempt Bond Fund .............................     7,894         7,551
     Balanced Fund ....................................     1,735         3,665
     Core Equity Fund .................................     1,371         1,053
     Emerging Markets Fund ............................     1,011            --
     Equity Fund ......................................     1,003         3,867
     Index Fund .......................................        --         2,599
     International Fund ...............................       196            --
     Small-Cap Opportunity Fund .......................    82,664         4,166
     Small-Cap Value Fund .............................     6,875         7,556

     MONEY MARKET FUNDS
                                                  N SHARES     B SHARES     SERVICE SHARES
                                                   (0.10%)      (0.75%)         (0.15%)
                                                  --------     --------     --------------
     Government Money Market Fund ...........   $  301,572                     $1,708,607
     Money Market Fund ......................    1,189,937        $140*         2,876,621
     Tax-Exempt Money Market Fund ...........      210,497                        268,981

     *Net of waivers of $48.

     For the year ended December 31, 2004, Harris Trust received $5,040,368 in fees for services rendered under the terms of the service plans described above.

     The Service shares class of each of the Money Market Funds may pay Program Service fees to financial institutions to provide check-writing, debit or credit card bill payment, and other auxiliary services to participants in a cash management program, at a rate of up to 0.50% (0.35% effective June 1, 2004), on an annualized basis, of the average daily net assets attributable to Service shares. For the year ended December 31, 2004, fees paid under the Program were $3,427,374, $5,686,634, and $451,338 (net of voluntary waivers of $1,267,157,
$2,350,266 and $290,553) for the Service shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.


5.   PUBLIC OFFERING PRICE

     Class A shares of each Fund that offers A shares are sold at a public offering price which is equal to the current net asset value of such shares plus a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Bond Fund, High Yield Bond Fund, and Tax-Exempt Bond Fund, and 3.50% for the
Intermediate Government Bond Fund, Intermediate Tax-Exempt Bond Fund, and Short/Intermediate Bond Fund.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


6.   CAPITAL SHARES

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                       MONEY MARKET FUNDS
                                         -----------------------------------------------------------------------
                                            GOVERNMENT MONEY MARKET FUND               MONEY MARKET FUND
                                         ---------------------------------   -----------------------------------
                                               YEAR              YEAR              YEAR               YEAR
                                               ENDED             ENDED             ENDED              ENDED
                                             12/31/04          12/31/03          12/31/04           12/31/03
                                         ---------------   ---------------   ----------------   ----------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold .................................   $ 1,249,469,797   $ 1,361,479,489   $ 23,148,778,855   $ 21,422,067,258
Issued as reinvestment of dividends            1,596,587           267,228          8,863,642         12,703,696
Redeemed .............................    (1,168,425,102)   (1,373,394,988)   (24,283,657,987)   (22,554,822,580)
                                         ---------------   ---------------   ----------------   ----------------
Net increase/(decrease) ..............   $    82,641,282   $   (11,648,271)  $ (1,126,015,490)  $ (1,120,051,626)
                                         ===============   ===============   ================   ================
N SHARES:
Sold .................................   $ 1,899,113,732   $ 2,032,634,666   $  4,091,039,028   $  3,967,152,198
Issued as reinvestment of dividends ..         2,181,199         1,925,957          9,521,995          8,969,044
Redeemed .............................    (2,040,853,495)   (1,962,375,482)    (4,221,832,018)    (3,972,251,455)
                                         ---------------   ---------------   ----------------   ----------------
Net increase/(decrease) ..............   $  (139,558,564)  $    72,185,141   $   (121,270,995)  $      3,869,787
                                         ===============   ===============   ================   ================
B SHARES:
Sold .................................                                       $             --   $         44,067
Issued as reinvestment of dividends ..                                                     89                 52
Redeemed .............................                                                (45,031)           (14,291)
                                                                             ----------------   ----------------
Net increase/(decrease) ..............                                       $        (44,942)  $         29,828
                                                                             ================   ================
EXCHANGE SHARES:
Sold .................................                                       $  3,988,198,477   $  1,836,736,364
Issued as reinvestment of dividends ..                                              9,175,219          5,936,599
Redeemed .............................                                         (3,446,777,815)    (2,798,562,788)
                                                                             ----------------   ----------------
Net increase/(decrease) ..............                                       $    550,595,881   $   (955,889,825)
                                                                             ================   ================
SERVICE SHARES:
Sold .................................   $   454,492,890   $ 1,172,487,808   $    767,816,588   $  1,536,808,319
Issued as reinvestment of dividends ..         5,125,074         2,014,061          9,488,273          7,329,563
Redeemed .............................      (464,011,125)     (236,797,271)    (1,178,914,242)      (652,618,134)
                                         ---------------   ---------------   ----------------   ----------------
Net increase/(decrease) ..............   $    (4,393,161)  $   937,704,598   $   (401,609,381)  $    891,519,748
                                         ===============   ===============   ================   ================

                                                  MONEY MARKET FUNDS
                                         ---------------------------------
                                            TAX-EXEMPT MONEY MARKET FUND
                                         ---------------------------------
                                              YEAR               YEAR
                                              ENDED              ENDED
                                            12/31/04           12/31/03
                                         ---------------   ---------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold .................................   $ 4,002,739,502   $ 2,274,388,814
Issued as reinvestment of dividends              248,172            38,537
Redeemed .............................    (4,090,844,739)   (2,242,455,811)
                                         ---------------   ---------------
Net increase/(decrease) ..............   $   (87,857,065)  $    31,971,540
                                         ===============   ===============
N SHARES:
Sold .................................   $   506,959,556   $   559,034,432
Issued as reinvestment of dividends ..           990,321           979,453
Redeemed .............................      (554,615,970)     (532,855,537)
                                         ---------------   ---------------
Net increase/(decrease) ..............   $   (46,666,093)  $    27,158,348
                                         ===============   ===============
B SHARES:
Sold .................................
Issued as reinvestment of dividends ..
Redeemed .............................

Net increase/(decrease) ..............

EXCHANGE SHARES:
Sold .................................
Issued as reinvestment of dividends ..
Redeemed .............................

Net increase/(decrease) ..............

SERVICE SHARES:
Sold .................................   $   240,681,405   $   217,491,515
Issued as reinvestment of dividends ..           544,465           351,611
Redeemed .............................      (245,382,684)     (116,551,359)
                                         ---------------   ---------------
Net increase/(decrease) ..............   $    (4,156,814)  $   101,291,767
                                         ===============   ===============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                                      FIXED INCOME FUNDS
                                                       -------------------------------------------------------------------------
                                                                      BOND                                HIGH YIELD BOND
                                                                      FUND                                     FUND
                                                       ---------------------------------        --------------------------------
                                                           YEAR                 YEAR                YEAR                YEAR
                                                           ENDED                ENDED               ENDED               ENDED
                                                         12/31/04             12/31/03            12/31/04            12/31/03
                                                       ------------        -------------        ------------        ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ...........................................       $ 85,755,970        $  23,803,172        $ 39,614,266        $ 52,848,751
Issued as reinvestment of dividends ............          4,253,735            4,586,905           5,873,259           3,583,074
Redeemed .......................................        (39,231,080)        (118,208,553)        (26,785,365)        (15,073,126)
                                                       ------------        -------------        ------------        ------------
Net increase/(decrease) ........................       $ 50,778,625        $ (89,818,476)       $ 18,702,160        $ 41,358,699
                                                       ============        =============        ============        ============
N SHARES:
Sold ...........................................       $    619,534        $   1,752,303        $    360,006
Issued as reinvestment of dividends ............            143,309              191,695              14,407
Redeemed .......................................         (2,009,821)          (2,922,799)            (68,396)
                                                       -------------       -------------        ------------
Net increase/(decrease) ........................       $ (1,246,978)       $    (978,801)       $    306,017
                                                       =============       =============        ============
A SHARES:
Sold ...........................................       $    422,457        $     209,419        $    182,264
Issued as reinvestment of dividends ............             23,736               29,072               5,904
Redeemed .......................................           (317,685)            (339,822)            (46,934)
                                                       -------------       -------------        ------------
Net increase/(decrease) ........................       $    128,508        $    (101,331)       $    141,234
                                                       =============       =============        ============
B SHARES:
Sold ...........................................       $     11,224        $     162,632
Issued as reinvestment of dividends ............             13,243               19,365
Redeemed .......................................           (474,860)            (216,920)
                                                       ------------        -------------
Net increase/(decrease) ........................       $   (450,393)       $     (34,923)
                                                       ============        =============
================================================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold ...........................................          8,497,838            2,292,214           3,125,081           4,280,262
Issued as reinvestment of dividends ............            416,204              443,862             455,513             286,545
Redeemed .......................................         (3,838,679)         (11,554,783)         (2,125,100)         (1,204,766)
                                                       ------------        -------------        ------------        ------------
Net increase/(decrease) ........................          5,075,363           (8,818,707)          1,455,494           3,362,041
                                                       ============        =============        ============        ============
N SHARES:
Sold ...........................................             60,238              169,529              32,992
Issued as reinvestment of dividends ............             14,012               18,558               1,126
Redeemed .......................................           (196,129)            (282,535)             (5,444)
                                                       -------------       -------------        ------------
Net increase/(decrease) ........................           (121,879)             (94,448)             28,674
                                                       =============       =============        ============
A SHARES:
Sold ...........................................             41,400               20,207              16,642
Issued as reinvestment of dividends ............              2,321                2,818                 462
Redeemed .......................................            (30,814)             (32,892)             (3,618)
                                                       -------------       -------------        ------------
Net increase/(decrease) ........................             12,907               (9,867)             13,486
                                                       =============       =============        ============
B SHARES:
Sold ...........................................              1,091               15,691
Issued as reinvestment of dividends ............              1,295                1,876
Redeemed .......................................            (46,517)             (21,300)
                                                       ------------        -------------
Net increase/(decrease) ........................            (44,131)              (3,733)
                                                       ============        =============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                               FIXED INCOME FUNDS
                                        -------------------------------------------------------------------------------------------
                                                INTERMEDIATE                   INTERMEDIATE                       SHORT/
                                               GOVERNMENT BOND                TAX-EXEMPT BOND               INTERMEDIATE BOND
                                                    FUND                           FUND                           FUND
                                        ----------------------------    ---------------------------    ----------------------------
                                            YEAR            YEAR            YEAR           YEAR            YEAR            YEAR
                                            ENDED           ENDED           ENDED          ENDED           ENDED           ENDED
                                          12/31/04        12/31/03        12/31/04       12/31/03        12/31/04        12/31/03
                                        ------------    ------------    ------------   ------------    ------------    ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold .................................  $ 14,351,100    $ 24,132,691    $ 35,070,333   $ 61,435,211    $ 33,439,521    $100,545,970
Issued as reinvestment of dividends ..     2,580,969       3,516,134         739,206      1,142,699       1,976,021       1,766,964
Redeemed .............................   (40,097,321)    (35,069,444)    (36,783,643)   (73,751,184)    (61,275,858)    (60,427,238)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............  $(23,165,252)   $ (7,420,619)   $   (974,104)  $(11,173,274)   $(25,860,316)   $ 41,885,696
                                        ============    ============    ============   ============    ============    ============
N SHARES:
Sold .................................  $  4,002,764    $  6,884,418    $  4,425,997   $  7,134,440    $  3,229,342    $  6,045,892
Issued as reinvestment of dividends ..       557,204         834,485         209,302        306,695         233,095         264,197
Redeemed .............................   (10,489,467)     (9,271,575)     (3,026,785)   (10,445,251)     (4,832,344)     (5,846,560)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............  $ (5,929,499)   $ (1,552,672)   $  1,608,514   $ (3,004,116)   $ (1,369,907)   $    463,529
                                        ============    ============    ============   ============    ============    ============
A SHARES:
Sold .................................  $  1,014,626    $  1,995,405    $    942,174   $  4,324,208    $  1,562,060    $  4,687,307
Issued as reinvestment of dividends ..        82,020          91,317          56,128         85,461         100,292         105,361
Redeemed .............................      (476,390)     (1,927,813)       (888,624)    (3,985,095)     (1,810,561)     (5,006,305)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............  $    620,256    $    158,909    $    109,678   $    424,574    $   (148,209)   $   (213,637)
                                        ============    ============    ============   ============    ============    ============
B SHARES:
Sold .................................  $    254,093    $    745,610    $    129,882   $    440,028    $     28,294    $    761,397
Issued as reinvestment of dividends ..        24,572          40,061          11,484         10,380          22,863          21,669
Redeemed .............................    (1,411,415)       (499,566)       (863,312)       (25,532)     (1,068,854)       (147,485)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............  $ (1,132,750)   $    286,105    $   (721,946)  $    424,876    $ (1,017,697)   $    635,581
                                        ============    ============    ============   ============    ============    ============
===================================================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold .................................       840,835       1,383,505       3,067,357      5,342,379       3,229,975       9,681,782
Issued as reinvestment of dividends ..       152,443         201,879          64,745         99,494         191,367         169,831
Redeemed .............................    (2,364,297)     (2,007,788)     (3,220,662)    (6,440,861)     (5,936,884)     (5,806,153)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............    (1,371,019)       (422,404)        (88,560)      (998,988)     (2,515,542)      4,045,460
                                        ============    ============    ============   ============    ============    ============
N SHARES:
Sold .................................       235,279         391,822         385,131        624,164         311,265         579,218
Issued as reinvestment of dividends ..        32,905          47,909          18,331         26,702          22,578          25,374
Redeemed .............................      (617,345)       (532,897)       (267,503)      (911,626)       (468,819)       (561,744)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............      (349,161)        (93,166)        135,959       (260,760)       (134,976)         42,848
                                        ============    ============    ============   ============    ============    ============
A SHARES:
Sold .................................        60,021         113,644          82,717        378,177         151,429         451,754
Issued as reinvestment of dividends ..         4,848           5,250           4,910          7,444           9,707          10,129
Redeemed .............................       (28,019)       (110,881)        (78,143)      (347,249)       (176,232)       (481,108)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............        36,850           8,013           9,484         38,372         (15,096)        (19,225)
                                        ============    ============    ============   ============    ============    ============
B SHARES:
Sold .................................        14,560          42,468          11,245         38,336           2,736          73,431
Issued as reinvestment of dividends ..         1,453           2,301           1,006            903           2,214           2,083
Redeemed .............................       (83,386)        (28,687)        (75,794)        (2,235)       (103,922)        (14,199)
                                        ------------    ------------    ------------   ------------    ------------    ------------
Net increase/(decrease) ..............       (67,373)         16,082         (63,543)        37,004         (98,972)         61,315
                                        ============    ============    ============   ============    ============    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                              FIXED INCOME FUNDS
                                                             ------------------------------------------------
                                                                                                 ULTRA SHORT
                                                                      TAX-EXEMPT BOND           DURATION BOND
                                                                           FUND                     FUND
                                                             ------------------------------     -------------
                                                                 YEAR              YEAR             PERIOD
                                                                 ENDED             ENDED             ENDED
                                                               12/31/04          12/31/03         12/31/04(1)
                                                             ------------      ------------      ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ....................................................    $  4,847,209      $ 14,788,046      $ 67,101,945
Issued as reinvestment of dividends .....................         384,866           160,006           236,079
Redeemed ................................................     (13,330,486)      (36,465,643)      (15,952,796)
                                                             ------------      ------------      ------------
Net increase/(decrease) .................................    $ (8,098,411)     $(21,517,591)     $ 51,385,228
                                                             ============      ============      ============
N SHARES:
Sold ....................................................    $  9,309,948      $ 36,470,363
Issued as reinvestment of dividends .....................       1,246,072           844,226
Redeemed ................................................      (9,910,975)      (27,106,626)
                                                             ------------      ------------
Net increase/(decrease) .................................    $    645,045      $ 10,207,963
                                                             ============      ============
A SHARES:
Sold ....................................................    $  1,921,676      $  3,000,754
Issued as reinvestment of dividends .....................         151,101           124,218
Redeemed ................................................        (925,120)       (4,336,620)
                                                             ------------      ------------
Net increase/(decrease) .................................    $  1,147,657      $ (1,211,648)
                                                             ============      ============
B SHARES:
Sold ....................................................    $     47,275      $    610,742
Issued as reinvestment of dividends .....................          27,959            22,521
Redeemed ................................................      (1,241,679)         (146,137)
                                                             ------------      ------------
Net increase/(decrease) .................................    $ (1,166,445)     $    487,126
                                                             ============      ============
=============================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold ....................................................         429,884         1,327,652         6,730,431
Issued as reinvestment of dividends .....................          34,726            14,222            23,731
Redeemed ................................................      (1,195,455)       (3,242,066)       (1,604,439)
                                                             ------------      ------------      ------------
Net increase/(decrease) .................................        (730,845)       (1,900,192)        5,149,723
                                                             ============      ============      ============
N SHARES:
Sold ....................................................         824,700         3,264,633
Issued as reinvestment of dividends .....................         111,906            75,059
Redeemed ................................................        (893,028)       (2,413,270)
                                                             ------------      ------------
Net increase/(decrease) .................................          43,578           926,422
                                                             ============      ============
A SHARES:
Sold ....................................................         171,453           267,318
Issued as reinvestment of dividends .....................          13,589            11,065
Redeemed ................................................         (82,959)         (389,005)
                                                             ------------      ------------
Net increase/(decrease) .................................         102,083          (110,622)
                                                             ============      ============
B SHARES:
Sold ....................................................           4,275            54,301
Issued as reinvestment of dividends .....................           2,499             2,003
Redeemed ................................................        (111,275)          (13,205)
                                                             ------------      ------------
Net increase/(decrease) .................................        (104,501)           43,099
                                                             ============      ============

(1) For the period 04/01/04 (commencement of operations) to 12/31/04.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                               EQUITY FUNDS
                                         ------------------------------------------------------------------------------------------
                                                   BALANCED                      CORE EQUITY                 EMERGING MARKETS
                                                     FUND                           FUND                           FUND
                                         --------------------------    ----------------------------    ----------------------------
                                            YEAR            YEAR           YEAR            YEAR            YEAR            YEAR
                                            ENDED           ENDED          ENDED           ENDED           ENDED           ENDED
                                          12/31/04        12/31/03       12/31/04        12/31/03        12/31/04        12/31/03
                                         -----------    -----------    ------------    ------------    ------------    ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..................................  $ 9,477,153    $ 9,988,460    $ 19,339,171    $ 28,595,379    $ 64,576,126    $148,543,198
Issued as reinvestment of dividends ...    1,207,312      1,022,981       3,441,054         123,720      14,905,267         262,975
Redeemed ..............................   (9,490,182)    (9,573,597)    (30,800,093)    (28,853,967)    (90,759,914)    (31,229,515)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............  $ 1,194,283    $ 1,437,844    $ (8,019,868)   $   (134,868)   $(11,278,521)   $117,576,658
                                         ===========    ===========    ============    ============    ============    ============
N SHARES:
Sold ..................................  $ 1,260,909    $ 2,271,256    $  1,338,445    $    799,713    $  1,587,474    $  1,276,830
Issued as reinvestment of dividends ...       46,417         34,945         242,451           6,808         198,873           2,174
Redeemed ..............................     (675,692)    (2,265,996)     (2,063,905)       (947,385)       (511,691)       (533,781)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............  $   631,634    $    40,205    $   (483,009)   $   (140,864)   $  1,274,656    $    745,223
                                         ===========    ===========    ============    ============    ============    ============
A SHARES:
Sold ..................................  $ 1,122,525    $   185,248    $    305,673    $     30,712    $    583,938    $    222,799
Issued as reinvestment of dividends ...       16,925          5,560          38,407             900          72,071             507
Redeemed ..............................      (30,597)       (59,167)        (98,761)       (180,566)       (130,144)        (74,861)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............  $ 1,108,853    $   131,641    $    245,319    $   (148,954)   $    525,865    $    148,445
                                         ===========    ===========    ============    ============    ============    ============

B SHARES:
Sold ..................................  $   159,682    $   312,108    $     64,163    $     55,683                    $         --
Issued as reinvestment of dividends ...        3,716          2,736           1,442              --                              --
Redeemed ..............................     (626,263)       (17,639)       (207,353)         (4,765)                         (8,904)
                                         -----------    -----------    ------------    ------------                    ------------
Net increase/(decrease) ...............  $  (462,865)   $   297,205    $   (141,748)   $     50,918                    $     (8,904)
                                         ===========    ===========    ============    ============                    ============
===================================================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold ..................................      684,630        806,987         935,454       1,634,234       6,181,286      18,228,757
Issued as reinvestment of dividends ...       85,743         81,690         160,302           6,264       1,435,510          27,223
Redeemed ..............................     (685,075)      (774,071)     (1,472,401)     (1,678,595)     (9,024,836)     (3,912,715)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............       85,298        114,606        (376,645)        (38,097)     (1,408,040)     14,343,265
                                         ===========    ===========    ============    ============    ============    ============
N SHARES:
Sold ..................................       89,591        185,620          63,330          45,211         151,517         146,620
Issued as reinvestment of dividends ...        3,293          2,794          11,414             348          19,338             227
Redeemed ..............................      (49,209)      (183,970)        (99,603)        (54,863)        (51,946)        (60,050)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............       43,675          4,444         (24,859)         (9,304)        118,909          86,797
                                         ===========    ===========    ============    ============    ============    ============
A SHARES:
Sold ..................................       77,755         14,770          14,142           1,819          53,426          27,336
Issued as reinvestment of dividends ...        1,182            442           1,805              46           7,021              53
Redeemed ..............................       (2,123)        (4,954)         (4,812)        (11,070)        (12,954)         (8,569)
                                         -----------    -----------    ------------    ------------    ------------    ------------
Net increase/(decrease) ...............       76,814         10,258          11,135          (9,205)         47,493          18,820
                                         ===========    ===========    ============    ============    ============    ============
B SHARES:
Sold ..................................       11,645         25,363           3,206           3,195                              --
Issued as reinvestment of dividends ...          272            217              73              --                              --
Redeemed ..............................      (42,602)        (1,434)         (9,672)           (261)                         (1,250)
                                         -----------    -----------    ------------    ------------                    ------------
Net increase/(decrease) ...............      (30,685)        24,146          (6,393)          2,934                          (1,250)
                                         ===========    ===========    ============    ============                    ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                                  EQUITY FUNDS
                                         ------------------------------------------------------------------------------------------
                                                     EQUITY                         INDEX                      INTERNATIONAL
                                                      FUND                          FUND                           FUND
                                         ----------------------------   -----------------------------   ---------------------------
                                             YEAR            YEAR           YEAR            YEAR            YEAR            YEAR
                                             ENDED           ENDED          ENDED           ENDED           ENDED           ENDED
                                           12/31/04        12/31/03       12/31/04        12/31/03        12/31/04        12/31/03
                                         ------------   -------------   -------------   -------------   ------------   ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..................................  $ 32,320,255   $  34,695,848   $  34,233,541   $  54,842,184   $ 44,254,939   $ 37,039,397
Issued as reinvestment of dividends ...     1,233,713         887,421      15,483,313      15,760,377      1,151,224      1,280,712
Redeemed ..............................   (55,486,747)   (104,465,791)   (100,499,140)   (130,114,818)   (34,677,472)   (57,972,418)
                                         ------------   -------------   -------------   -------------   ------------   ------------
Net increase/(decrease) ...............  $(21,932,779)  $ (68,882,522)  $ (50,782,286)  $ (59,512,257)  $ 10,728,691   $(19,652,309)
                                         ============   =============   =============   =============   ============   ============
N SHARES:
Sold ..................................  $  1,474,161   $   4,259,551   $   3,047,402   $   6,581,014   $    596,601   $  1,729,584
Issued as reinvestment of dividends ...        67,189          19,282       1,183,246       1,171,291         11,436         11,672
Redeemed ..............................    (4,473,792)     (4,413,461)     (7,170,986)     (8,106,912)      (428,477)    (1,796,389)
                                         ------------   -------------   -------------   -------------   ------------   ------------
Net increase/(decrease) ...............  $ (2,932,442)  $    (134,628)  $  (2,940,338)  $    (354,607)  $    179,560   $    (55,133)
                                         ============   =============   =============   =============   ============   ============
A SHARES:
Sold ..................................  $    745,584   $     133,390                                   $     39,114   $  1,176,808
Issued as reinvestment of dividends ...         3,195             410                                            509            238
Redeemed ..............................       (36,101)        (68,989)                                        (8,070)    (1,157,514)
                                         -------------   -------------                                  ------------   ------------
Net increase/(decrease) ...............  $    712,678   $      64,811                                   $     31,553   $     19,532
                                         ============   =============                                   ============   ============
B SHARES:
Sold ..................................  $    299,064   $      47,660   $      61,094   $     159,828                  $      1,000
Issued as reinvestment of dividends ...            --              --           5,018          26,248                            --
Redeemed ..............................      (699,731)        (13,319)       (565,713)       (366,343)                      (12,413)
                                         ------------   -------------   -------------   -------------                  ------------
Net increase/(decrease) ...............  $   (400,667)  $      34,341   $    (499,601)  $    (180,267)                 $    (11,413)
                                         ============   =============   =============   =============                  ============
====================================================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold ..................................     2,679,414       3,611,471       1,574,670       2,789,440      3,133,964      3,385,133
Issued as reinvestment of dividends ...       100,498          87,749         710,534         761,976         76,320         98,289
Redeemed ..............................    (4,606,657)    (10,226,899)     (4,611,432)     (6,760,531)    (2,441,642)    (5,246,953)
                                         ------------   -------------   -------------   -------------   ------------   ------------
Net increase/(decrease) ...............    (1,826,745)     (6,527,679)     (2,326,228)     (3,209,115)       768,642     (1,763,531)
                                         ============   =============   =============   =============   ============   ============
N SHARES:
Sold ..................................       120,220         437,862         139,172         331,280         41,889        154,323
Issued as reinvestment of dividends ...         5,434           1,992          54,318          56,577            758            894
Redeemed ..............................      (377,514)       (470,673)       (330,684)       (420,492)       (29,735)      (160,684)
                                         ------------   -------------   -------------   -------------   ------------   ------------
Net increase/(decrease) ...............      (251,860)        (30,819)       (137,194)        (32,635)        12,912         (5,467)
                                         ============   =============   =============   =============   ============   ============
A SHARES:
Sold ..................................        56,705          13,998                                          2,811        110,405
Issued as reinvestment of dividends ...           289              43                                             35             19
Redeemed ..............................        (3,062)         (6,732)                                          (549)      (106,732)
                                         ------------   -------------                                   ------------   ------------
Net increase/(decrease) ...............        53,932           7,309                                          2,297          3,692
                                         ============   =============                                   ============   ============
B SHARES:
Sold ..................................        25,791           4,878           2,798           8,035                           106
Issued as reinvestment of dividends ...            --              --             233           1,270                            --
Redeemed ..............................       (54,109)         (1,289)        (25,536)        (18,548)                       (1,204)
                                         ------------   -------------   -------------   -------------                  ------------
Net increase/(decrease) ...............       (28,318)          3,589         (22,505)         (9,243)                       (1,098)
                                         ============   =============   =============   =============                  ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                                  EQUITY FUNDS
                                          -----------------------------------------------------------------------------------------
                                                   SMALL-CAP                        SMALL-CAP                     SMALL-CAP
                                               AGGRESSIVE GROWTH                   OPPORTUNITY                      VALUE
                                                     FUND                             FUND                          FUND
                                          ---------------------------    ----------------------------   ---------------------------
                                             YEAR             YEAR           YEAR           YEAR            YEAR           YEAR
                                             ENDED            ENDED          ENDED          ENDED           ENDED          ENDED
                                           12/31/04         12/31/03       12/31/04       12/31/03        12/31/04       12/31/03
                                          -----------     -----------    ------------   -------------   ------------   ------------
AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..................................   $   773,762     $   692,169    $ 81,695,985   $  97,410,102   $ 59,216,780   $ 88,206,111
Issued as reinvestment of dividends ...            --              --      47,298,551       3,325,696     34,541,917      1,030,950
Redeemed ..............................    (3,234,007)     (2,183,413)    (95,407,464)   (111,454,141)   (70,746,722)   (90,590,451)
                                          -----------     -----------    ------------   -------------   ------------   ------------
Net increase/(decrease) ...............   $(2,460,245)    $(1,491,244)   $ 33,587,072   $ (10,718,343)  $ 23,011,975   $ (1,353,390)
                                          ===========     ===========    ============   =============   ============   ============
N SHARES:
Sold ..................................                                  $ 41,526,252   $  37,471,069   $ 28,256,292   $  3,697,109
Issued as reinvestment of dividends ...                                     7,487,588         360,913      3,065,101         45,086
Redeemed ..............................                                   (17,283,788)     (4,977,508)    (4,014,578)    (2,505,428)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                                  $ 31,730,052   $  32,854,474   $ 27,306,815   $  1,236,767
                                                                         ============   =============   ============   ============
A SHARES:
Sold ..................................                                  $ 71,559,980   $   2,064,717   $  6,470,134   $    667,133
Issued as reinvestment of dividends ...                                     6,067,340          28,845        467,076          9,377
Redeemed ..............................                                   (16,308,943)       (418,477)      (245,534)      (168,923)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                                  $ 61,318,377   $   1,675,085   $  6,691,676   $    507,587
                                                                         ============   =============   ============   ============
B SHARES:
Sold ..................................                   $       800    $    103,161   $     218,323   $     98,018   $    314,606
Issued as reinvestment of dividends ...                            --          25,324           5,187         19,815            575
Redeemed ..............................                        (4,807)       (728,894)        (94,274)    (1,319,474)       (67,328)
                                                          -----------    ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                   $    (4,007)   $   (600,409)  $     129,236   $ (1,201,641)  $    247,853
                                                          ===========    ============   =============   ============   ============
===================================================================================================================================
SHARES
------
INSTITUTIONAL SHARES:
Sold ..................................        64,479          74,483       3,390,662       5,438,280      1,213,999      2,470,328
Issued as reinvestment of dividends ...            --              --       1,980,055         151,099        703,327         23,613
Redeemed ..............................      (272,096)       (275,498)     (4,036,779)     (6,231,119)    (1,473,127)    (2,473,849)
                                          -----------     -----------    ------------   -------------   ------------   ------------
Net increase/(decrease) ...............      (207,617)       (201,015)      1,333,938        (641,740)       444,199         20,092
                                          ===========     ===========    ============   =============   ============   ============
N SHARES:
Sold ..................................                                     1,745,169       2,070,515        562,123         98,608
Issued as reinvestment of dividends ...                                       319,850          16,732         62,321          1,035
Redeemed ..............................                                      (743,454)       (262,820)       (84,096)       (67,594)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                                     1,321,565       1,824,427        540,348         32,049
                                                                         ============   =============   ============   ============
A SHARES:
Sold ..................................                                     3,057,973         105,372        126,913         17,807
Issued as reinvestment of dividends ...                                       257,331           1,338          9,530            216
Redeemed ..............................                                      (698,362)        (22,200)        (5,206)        (4,472)
                                                                         ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                                     2,616,942          84,510        131,237         13,551
                                                                         ============   =============   ============   ============
B SHARES:
Sold ..................................                           109           4,593          11,919          2,063          8,921
Issued as reinvestment of dividends ...                            --           1,153             245            431             13
Redeemed ..............................                          (621)        (28,870)         (5,155)       (24,505)        (1,740)
                                                          -----------    ------------   -------------   ------------   ------------
Net increase/(decrease) ...............                          (512)        (23,124)          7,009        (22,011)         7,194
                                                          ===========    ============   =============   ============   ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


7.   INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments, U.S. government securities, and mortgage-dollar-roll transactions) during the year ended December 31, 2004, were as follows:

                                                      PURCHASES         SALES
                                                    ------------    ------------
     Bond Fund ...................................  $ 70,349,945    $ 50,605,836
     High Yield Bond Fund ........................    58,130,693      39,593,187
     Intermediate Government Bond Fund ...........     2,465,376       3,981,029
     Intermediate Tax-Exempt Bond Fund ...........    64,237,187      67,476,620
     Short/Intermediate Bond Fund ................   115,322,033     115,552,556
     Tax-Exempt Bond Fund ........................    34,606,473      43,955,311
     Ultra Short Duration Bond Fund ..............    38,957,344       2,560,555
     Balanced Fund ...............................    33,980,770      31,835,438
     Core Equity Fund ............................   108,693,951     123,498,515
     Emerging Markets Fund .......................   144,061,787     166,059,714
     Equity Fund .................................   173,330,628     198,135,686
     Index Fund ..................................     9,406,192      84,419,881
     International Fund ..........................    59,272,153      50,251,374
     Small-Cap Aggressive Growth Fund ............     7,364,301       9,680,036
     Small-Cap Opportunity Fund ..................   412,408,599     369,613,334
     Small-Cap Value Fund ........................   240,361,272     235,956,973

     Purchases and sales of U.S. government securities (excluding short-term securities) of the non-Money Market Funds during the year ended December 31, 2004, were as follows:

                                                      PURCHASES         SALES
                                                     -----------     -----------
     Bond Fund ...................................   $99,806,379     $63,291,370
     Intermediate Government Bond Fund ...........    24,130,253      44,610,169
     Short/Intermediate Bond Fund ................    73,588,556      73,915,880
     Ultra Short Duration Bond Fund ..............    13,095,225       5,144,583
     Balanced Fund ...............................     9,893,641       7,906,114


8.   COMPOSITION OF NET ASSETS

     At December 31, 2004, net assets of each Fund consisted of:

                                                       GOVERNMENT                         TAX-EXEMPT
                                                      MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                          FUND              FUND             FUND
                                                     --------------    --------------   --------------
     Beneficial Interest at Par Value ............   $    1,698,314    $    6,630,261   $    1,126,544
     Paid-in Capital .............................    1,696,615,983     6,623,630,933    1,125,416,786
     Undistributed Net Investment Income .........                1                 1               --
     Accumulated Net Realized Gain/(Loss) ........            6,607          (559,277)        (211,609)
                                                     --------------    --------------   --------------
     Net Assets ..................................   $1,698,320,905    $6,629,701,918   $1,126,331,721
                                                     ==============    ==============   ==============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                                                   INTERMEDIATE        INTERMEDIATE
                                                                                HIGH YIELD          GOVERNMENT          TAX-EXEMPT
                                                              BOND FUND          BOND FUND           BOND FUND           BOND FUND
                                                            ------------       ------------        ------------        ------------
Beneficial Interest at Par Value ........................   $     17,513       $      6,401        $      3,349        $     21,324
Paid-in Capital .........................................    177,414,841         84,215,610          55,960,039         224,639,280
Undistributed Net Investment Income .....................             --                 --                  --                  --
Accumulated Net Realized Gain/(Loss) ....................       (836,227)        (4,131,614)             52,452            (744,039)
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ....................      2,383,487          3,561,474             389,019          19,491,064
                                                            ------------       ------------        ------------        ------------
Net Assets ..............................................   $178,979,614       $ 83,651,871        $ 56,404,859        $243,407,629
                                                            ============       ============        ============        ============

                                                               SHORT/                               ULTRA SHORT
                                                            INTERMEDIATE        TAX-EXEMPT           DURATION            BALANCED
                                                             BOND FUND           BOND FUND           BOND FUND             FUND
                                                            ------------       ------------        ------------        ------------
Beneficial Interest at Par Value ........................   $     25,524       $      9,916        $      5,150        $      4,642
Paid-in Capital .........................................    263,086,420         94,162,985          51,380,078          58,708,829
Undistributed Net Investment Income .....................             --                 --             (97,513)             11,192
Accumulated Net Realized Gain/(Loss) ....................     (3,195,046)            78,000             (49,893)            768,203
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ....................      2,650,407         10,914,355            (155,119)          9,397,770
                                                            ------------       ------------        ------------        ------------
Net Assets ..............................................   $262,567,305       $105,165,256        $ 51,082,703        $ 68,890,636
                                                            ============       ============        ============        ============

                                                                CORE             EMERGING
                                                               EQUITY             MARKETS             EQUITY               INDEX
                                                                FUND               FUND                FUND                FUND
                                                            ------------       ------------        ------------        ------------
Beneficial Interest at Par Value ........................   $      6,079       $     27,811        $     19,205        $     14,867
Paid-in Capital .........................................    105,389,588        221,376,953         209,408,655         305,077,699
Undistributed Net Investment Income .....................         84,052            (62,750)             42,349              37,496
Accumulated Net Realized Gain/(Loss) ....................      5,715,567         10,612,243            (718,830)          5,424,181
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ....................     22,038,200         73,968,762          49,510,136          18,325,174
                                                            ------------       ------------        ------------        ------------
Net Assets ..............................................   $133,233,486       $305,923,019        $258,261,515        $328,879,417
                                                            ============       ============        ============        ============

                                                                                SMALL-CAP
                                                                                AGGRESSIVE           SMALL-CAP           SMALL-CAP
                                                           INTERNATIONAL          GROWTH            OPPORTUNITY            VALUE
                                                               FUND                FUND                 FUND               FUND
                                                            ------------       ------------        ------------        ------------
Beneficial Interest at Par Value ........................   $     13,530       $        539        $     29,640        $      8,165
Paid-in Capital .........................................    200,685,976          5,591,909         495,040,887         293,052,113
Undistributed Net Investment Income .....................       (235,365)                --             371,319              12,623
Accumulated Net Realized Gain/(Loss) ....................    (37,530,974)           (27,768)         11,063,553           9,806,767
Unrealized Appreciation/(Depreciation) on
   Investment Transactions, Futures Contracts
   and Foreign Currency Translations ....................     49,317,275          1,830,886         202,575,247         110,674,566
                                                            ------------       ------------        ------------        ------------
Net Assets ..............................................   $212,250,442       $  7,395,566        $709,080,646        $413,554,234
                                                            ============       ============        ============        ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


9.   FEDERAL TAX INFORMATION

     Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December 31, 2004, attributable to short-term capital gains distributions reported as ordinary income, realized foreign currency gains/(losses), real estate investment trust adjustments, paydown reclassifications and certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

                                                                                        INCREASE/         INCREASE/
                                                                                       (DECREASE)        (DECREASE)
                                                                      INCREASE         ACCUMULATED      UNDISTRIBUTED
                                                                     (DECREASE)       NET REALIZED     NET INVESTMENT
                                                                   PAID-IN CAPITAL     GAIN/(LOSS)         INCOME
                                                                   ---------------    ------------     --------------
     Government Money Market Fund ..............................     $       --       $    (8,229)       $   8,229
     Bond Fund .................................................             --          (264,388)         264,388
     High Yield Bond Fund ......................................      4,791,493        (4,791,496)               3
     Intermediate Government Bond Fund .........................             --           (90,435)          90,435
     Short/Intermediate Bond Fund ..............................             --          (262,595)         262,595
     Ultra Short Duration Bond Fund ............................             --           (37,727)          37,727
     Balanced Fund .............................................             --           (81,803)          81,803
     Emerging Markets Fund .....................................        (15,019)          343,713         (328,694)
     Index Fund ................................................        101,465           (60,821)         (40,644)
     International Fund ........................................         (1,273)          158,271         (156,998)
     Small-Cap Aggressive Growth Fund ..........................        (39,770)               --           39,770
     Small-Cap Opportunity Fund ................................             --           261,844         (261,844)
     Small-Cap Value Fund ......................................             --           377,136         (377,136)

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:

                                                                           SHORT-TERM    LONG-TERM
                                              ORDINARY       TAX-EXEMPT      CAPITAL      CAPITAL         TOTAL
                                               INCOME          INCOME         GAIN         GAIN       DISTRIBUTIONS
                                             -----------    -----------    ----------    ----------   -------------
     Government Money Market Fund
        12/31/04 .........................   $12,957,920    $        --     $    --        $    --     $12,957,920
        12/31/03 .........................     7,264,282             --          --             --       7,264,282
     Money Market Fund
        12/31/04 .........................    75,400,002             --          --             --      75,400,002
        12/31/03 .........................    68,461,968             --          --             --      68,461,968
     Tax-Exempt Money Market Fund
        12/31/04 .........................        25,746     10,983,394          --             --      11,009,140
        12/31/03 .........................            --      9,353,091          --             --       9,353,091
     Bond Fund
        12/31/04 .........................     6,987,290             --          --             --       6,987,290
        12/31/03 .........................     9,428,815             --          --             --       9,428,815

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                                       SHORT-TERM        LONG-TERM
                                                      ORDINARY        TAX-EXEMPT         CAPITAL           CAPITAL         TOTAL
                                                       INCOME           INCOME            GAIN              GAIN       DISTRIBUTIONS
                                                     -----------      -----------      -----------      -----------    -------------
High Yield Bond Fund
   12/31/04 ...................................      $ 4,883,807      $        --      $   206,308      $   931,856     $ 6,021,971
   12/31/03 ...................................        3,264,829               --          130,868          279,670       3,675,367
Intermediate Government Bond Fund
   12/31/04 ...................................        2,672,443               --           65,947          734,275       3,472,665
   12/31/03 ...................................        3,771,741               --          544,847          529,200       4,845,788
Intermediate Tax-Exempt Bond Fund
   12/31/04 ...................................           48,718       10,129,534               --               --      10,178,252
   12/31/03 ...................................               --       10,445,481               --               --      10,445,481
Short/Intermediate Bond Fund
   12/31/04 ...................................       10,637,368               --               --               --      10,637,368
   12/31/03 ...................................       11,312,573               --               --               --      11,312,573
Tax-Exempt Bond Fund
   12/31/04 ...................................          102,349        4,717,935               --        1,773,031       6,593,315
   12/31/03 ...................................               --        5,564,353               --               --       5,564,353
Ultra Short Duration Bond Fund
   12/31/04 ...................................          696,460               --               --               --         696,460
Balanced Fund
   12/31/04 ...................................        1,217,768               --               --           65,301       1,283,069
   12/31/03 ...................................        1,070,691               --               --               --       1,070,691
Core Equity Fund
   12/31/04 ...................................          815,281               --        1,260,415        5,452,203       7,527,899
   12/31/03 ...................................          521,315               --               --               --         521,315
Emerging Markets Fund
   12/31/04 ...................................        2,902,968               --               --       22,483,597      25,386,565
   12/31/03 ...................................          926,938               --               --               --         926,938
Equity Fund
   12/31/04 ...................................        2,171,427               --               --               --       2,171,427
   12/31/03 ...................................        1,587,243               --               --               --       1,587,243
Index Fund
   12/31/04 ...................................        5,586,682               --          273,052       19,468,817      25,328,551
   12/31/03 ...................................        4,878,778               --          167,798       20,773,112      25,819,688
International Fund
   12/31/04 ...................................        1,937,874               --               --               --       1,937,874
   12/31/03 ...................................        2,012,643               --               --               --       2,012,643
Small-Cap Aggressive Growth Fund
   12/31/04 ...................................               --               --               --               --              --
   12/31/03 ...................................               --               --               --               --              --
Small-Cap Opportunity Fund
   12/31/04 ...................................        1,307,882               --        9,750,661       74,933,720      85,992,263
   12/31/03 ...................................               --               --               --        5,568,235       5,568,235
Small-Cap Value Fund
   12/31/04 ...................................        1,924,610               --       17,403,463       31,012,399      50,340,472
   12/31/03 ...................................        2,519,007               --               --               --       2,519,007

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


      As of December 31, 2004, the components of distributable earnings/(accumulated losses) were as follows:

                                                                                                              POST-
                                            UNDISTRIBUTED   UNDISTRIBUTED       CAPITAL          POST-       OCTOBER
                                              ORDINARY        LONG-TERM          LOSS           OCTOBER     CURRENCY
                                               INCOME       CAPITAL GAIN     CARRYFORWARDS      LOSSES       LOSSES
                                            -------------   ------------     -------------    ---------     ---------
     Government Money Market Fund .........  $    6,608      $        --      $        --     $      --      $     --
     Money Market Fund ....................           1               --         (559,261)          (16)           --
     Tax-Exempt Money Market Fund .........          --               --         (200,741)      (10,868)           --
     Bond Fund ............................          --               --         (747,881)           --            --
     High Yield Bond Fund .................     116,144           93,053       (4,340,808)           --            --
     Intermediate Government Bond Fund ....      18,323           36,976               --            --            --
     Intermediate Tax-Exempt Bond Fund ....          --               --         (744,039)           --            --
     Short/Intermediate Bond Fund .........          --               --       (2,821,116)     (372,851)           --
     Tax-Exempt Bond Fund .................       3,296           74,704               --            --            --
     Ultra Short Duration Bond Fund .......          --               --          (49,893)           --            --
     Balanced Fund ........................     215,827          652,855               --            --            --
     Core Equity Fund .....................   2,518,654        3,955,136               --            --            --
     Emerging Markets Fund ................          --       10,868,579               --            --       (62,750)
     Equity Fund ..........................      42,349               --         (636,307)           --            --
     Index Fund ...........................     173,054        6,547,682               --            --            --
     International Fund ...................     113,725               --      (37,359,643)           --       (20,701)
     Small-Cap Aggressive Growth Fund .....          --               --          (24,551)           --            --
     Small-Cap Opportunity Fund ...........   1,083,162       10,713,110               --            --            --
     Small-Cap Value Fund .................   2,501,963        7,675,523               --            --            --

     The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Composition of Net Assets are primarily due to wash sales, real estate investment trust adjustments, paydown reclassifications, and certain net operating losses.

     Post-October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004 that, in accordance with federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains. The capital loss carryforward of the High Yield Bond Fund includes the capital loss carryforward acquired from the High Yield Select Bond Fund, which is subject to certain limitations.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     At December 31, 2004, the Funds had capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                   EXPIRING DECEMBER 31
                                 --------------------------------------------------------------------------------------
                                   2007        2008         2009          2010         2011         2012       TOTAL
                                 --------   ----------   ----------   -----------   ---------     -------   -----------
     Money Market Fund ........  $     --   $       --   $       --   $        --   $  559,261    $    --   $   559,261
     Tax-Exempt Money
        Market Fund ...........     1,265          531           --            --      185,934     13,011       200,741
     Bond Fund ................        --           --           --       747,881           --         --       747,881
     High Yield Bond Fund .....        --    2,893,872      723,468       723,468           --         --     4,340,808
     Intermediate Tax-Exempt
        Bond Fund .............   432,277           --           --       175,926      135,836         --       744,039
     Short/Intermediate
        Bond Fund .............        --           --           --     2,589,082      232,034         --     2,821,116
     Ultra Short Duration
        Bond Fund .............        --           --           --            --           --     49,893        49,893
     Equity Fund ..............        --           --           --            --      636,307         --       636,307
     International Fund .......        --           --   10,996,484    20,703,656    5,659,503         --    37,359,643
     Small-Cap Aggressive
        Growth Fund ...........        --           --           --        24,551           --         --        24,551

10.  IN-KIND TRANSFER OF SECURITIES

     On May 17, 2004, the High Yield Bond Fund acquired the net assets of the High Yield Select Bond Fund pursuant to a plan of reorganization approved by the shareholders of the High Yield Select Bond Fund on May 11, 2004. The acquisition was accomplished by a tax-free exchange of 1,389,204 shares of the High Yield Bond Fund valued at $17,266,550 for the 990,145 shares of the High Yield Select Bond Fund outstanding on May 17, 2004. The High Yield Select Bond Fund's net assets at that date ($17,266,550, including $177,533 of net unrealized depreciation and accumulated net realized loss of $10,430,885) were combined with those of the High Yield Bond Fund. The aggregate net assets of the High Yield Bond Fund and the High Yield Select Bond Fund immediately before the acquisition were $64,789,438 and $17,266,550, respectively, and the assets for the High Yield Bond Fund immediately following the acquisition were $64,789,438.


11.  CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Money Market Funds and the Fixed Income Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.

     The High Yield Bond Fund invests in high-yield instruments and is subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher-rated securities, including, among others, greater risks of timely and ultimate payment of interest and principal, greater market-price volatility and less liquid secondary market trading.

     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, the possibility of future adverse political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


12.  LINE OF CREDIT

     The  Trust,  on  behalf  of each of the Funds  except  for the Ultra  Short
Duration Bond Fund, had a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust, that expired on December 13, 2004. The Credit Facility permitted one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, the Funds collectively paid a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that was available during each quarter ("Commitment Fee"). The Commitment Fee was allocated among the Funds based on relative net assets of the Funds. In addition, the Funds would pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the year ended December 31, 2004, none of the Funds had borrowings under the Credit Facility.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
   HARRIS INSIGHT FUNDS TRUST:


     We have audited the accompanying statements of net assets of Harris Insight Funds Trust, comprising the Government Money Market, Money Market, Tax-Exempt Money Market, Short/Intermediate Bond, Bond, Intermediate Government Bond, High Yield Bond, Intermediate Tax-Exempt Bond, Tax-Exempt Bond, Ultra Short Duration Bond, Equity, Core Equity, Small-Cap Opportunity, Small-Cap Value, Index, Small-Cap Aggressive Growth, Balanced, International, and Emerging Markets Funds, (collectively, the "Trust") as of December 31, 2004, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the three years or periods in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Harris Insight Funds Trust as of December 31, 2004, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                       /s/  KPMG LLP
                                                       -------------

Philadelphia, Pennsylvania
February 15, 2005

                              HARRIS INSIGHT FUNDS
                    RESULT OF SPECIAL MEETING OF SHAREHOLDERS
                                   (UNAUDITED)


     A Special Meeting of the Shareholders of the Harris Insight High Yield Select Bond Fund (the "Select Fund") was held on Tuesday, May 11, 2004 at which 88.701% of the outstanding shares of the Select Fund entitled to vote were present by proxy. At the meeting of the shareholders, 100% of the shares of the Select Fund represented at the meeting voted to approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Select Fund to, and the assumption of all liabilities of the Select Fund by, the Harris Insight High Yield Bond Fund (the "High Yield Fund") in return for shares of the High Yield Fund and the distribution of such shares to the shareholders of the Select Fund in complete liquidation of the Select Fund.

     If you would like to receive a complete report of the voting results of the meeting, please call 800-982-8782.

                                 FUND MANAGEMENT


     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling 800-982-8782.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN             OTHER
                                      TERM OF OFFICE 1                                 FUND COMPLEX          TRUSTEESHIPS/
  NAME, (AGE AT 12/31/04),             AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY          DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED          DURING PAST 5 YEARS          TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (65)                      Since 1995     Formerly Co-Chairman, Jones          19      Director, Florida Office
Chairman and Trustee                                   Lang LaSalle, formerly named                 Property Company, Inc. (real
  200 East Randolph Drive                              LaSalle Partners Ltd. (real                  estate investment fund);
  Floor 43                                             estate investment manager and                Trustee, Henderson Global Funds
  Chicago, Illinois 60601                              consulting firm).                            (4 Portfolios); and President,
                                                                                                    KCI Inc. (Private S-Corporation
                                                                                                    investing in non-public
                                                                                                    investments).
------------------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley (66)                   Since 2003     Chairman, Chesley, Taft &            19      Trustee, Henderson Global Funds
Trustee                                                Associates, LLC (investment                  (4 portfolios).
  10 S. LaSalle Street                                 advisory firm) since 2001;
  Chicago, Illinois 60603                              formerly Vice-Chairman,
                                                       ABN-AMRO, Inc. (financial
                                                       services company).
------------------------------------------------------------------------------------------------------------------------------------
Valerie B. Jarrett (48)                 Since 1999     Executive Vice President, The        19      Director, USG Corporation
Trustee                                                Habitat Company (residential                 (building materials
  350 West Hubbard Street                              property developer).                         manufacturer), The Chicago Stock
  Chicago, Illinois 60610                                                                           Exchange, and Navigant
                                                                                                    Consulting Inc.; Trustee,
                                                                                                    University of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (66)              Since 1995     President and Chief Executive        19      Chairman, Divergence L.L.C.
Trustee                                                Officer, The Field Museum of                 (biotechnology firm); Director,
  1400 South Lake Shore Drive                          Natural History; formerly                    W.W. Grainger, Inc. (industrial
  Chicago, Illinois 60605                              Senior Vice President and                    distributor) and A.M. Castle,
                                                       Director, Booz-Allen &                       Inc. (metals distributor); and
                                                       Hamilton, Inc. (consulting                   Trustee, Janus Adviser Series,
                                                       firm).                                       Janus Aspen Series and Janus
                                                                                                    Investment Fund (52 portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (59)                        Since 1998     Senior Executive, Chicago            19      Vice Chair, University of
Trustee                                                Metropolis 2020 (civic                       Chicago Board of Trustees;
  30 West Monroe Street                                organization), since 2000;                   Chair, University of Chicago
  18th Floor                                           formerly President, Governors                Hospitals; and Director, Ariel
  Chicago, Illinois 60603                              State University.                            Capital Management, Inc.
                                                                                                    (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

1 A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN             OTHER
                                      TERM OF OFFICE                                   FUND COMPLEX          TRUSTEESHIPS/
  NAME, (AGE AT 12/31/04),             AND LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY          DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST    TIME SERVED 1        DURING PAST 5 YEARS          TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                             OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Atul Tiwari (40)                            Since      Managing Director, BMO Nesbitt       N/A         N/A
President                                 November     Burns Inc. (a Canadian
  111 West Monroe Street                    2004       financial services company
  Chicago, Illinois 60603                              affiliated with Bank of
                                                       Montreal, the parent of Harris
                                                       Trust and Savings Bank).
------------------------------------------------------------------------------------------------------------------------------------
Ishwar D. Gupta (61)                     Since 2001    Senior Vice President, Harris        N/A         N/A
Vice President and Assistant                           Trust and Savings Bank.
  Secretary
  111 West Monroe Street
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
Merrill J. Sklenar (59)                    Since       Vice President, Harris Trust         N/A         N/A
Treasurer and Principal Financial and     May 2004     and Savings Bank.
  Accounting Officer;
Vice President and Assistant Secretary   Since 2001
  111 West Monroe Street
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (32)                    Since 2001    Vice President and Director,         N/A         N/A
Secretary                                              PFPC Inc. (mutual fund
  103 Bellevue Parkway                                 administrator).
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (63)                         Since      Vice President and Director of       N/A         N/A
Assistant Treasurer                       May 2004     Accounting, PFPC Inc.
  103 Bellevue Parkway
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer serves until the election of his or her successor or until he or she dies, resigns, or is removed.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406
                             TELEPHONE: 800-982-8782


INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

INVESTMENT SUB-ADVISERS
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale,Florida 33301

HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees

FARIS F. CHESLEY
Trustee

VALERIE B. JARRETT
Trustee

JOHN W. MCCARTER, JR.
Trustee

PAULA WOLFF
Trustee

OFFICERS

ATUL TIWARI
President

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Treasurer and Principal Financial and Accounting Officer;
Vice President and Assistant Secretary

DAVID C. LEBISKY
Secretary

THOMAS J. RYAN
Assistant Treasurer

    THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS
      OF THE HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO
             PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY
 A PROSPECTUS OF THE HARRIS INSIGHT FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.

   THE FUNDS PROVIDE (A) A DESCRIPTION OF THE POLICIES AND PROCEDURES USED TO
     DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES AND (B) INFORMATION (FILED ON FORM N-PX) ABOUT HOW EACH FUND VOTED PROXIES RELATING TO ITS EQUITY PORTFOLIO SECURITIES, DURING THE MOST RECENT 12-MONTH PERIOD ENDED
  JUNE 30. THE FUNDS' MOST CURRENT FORM N-PX IS AVAILABLE WITHOUT CHARGE, UPON
     REQUEST, (I) BY CALLING 1-800-982-8782; (II) ON THE FUNDS' WEBSITE AT HTTP://WWW.HARRISINSIGHT.COM; OR (III) ON THE WEBSITE OF THE U.S. SECURITIES AND
               EXCHANGE COMMISSION ("SEC") AT HTTP//WWW.SEC.GOV.

 EACH FUND FILES A SCHEDULE OF INVESTMENTS FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORMS N-Q ARE AVAILABLE ON THE SEC'S WEBSITE AT HTTP//WWW.SEC.GOV. THE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT
  THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C., AND INFORMATION ON THE
       OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING
                                1-800-SEC-0330.


                               INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.


                                                                  HIF 1001 12/04

[GRAPHIC OMITTED]
HARRIS
INSIGHT FUNDS(TM)


                        Harris Insight Money Market Funds
                                  Annual Report




                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------



DEAR SHAREHOLDERS:


As the new President of Harris Insight Funds, I would like to introduce myself. I have been with the BMO/Harris organization for thirteen years, most recently as Managing Director of Mutual Funds and Investment Management for Bank of Montreal. I look forward to working with a seasoned team of professionals at Harris Insight Funds. We are committed to bringing you the best of our resources and are pleased to present our 2004 Annual Report.


The equity market rewarded investors in the fourth quarter of 2004. Both emerging market stocks and the NASDAQ Composite posted impressive returns. The S&P 500 posted its sixth gain in the last seven quarters. The move was broad, as all ten economic sector groups gained ground in the last three months of the year. Economically-sensitive sectors, like technology and consumer discretionary, led the rally, as it became increasingly clear that we had emerged from the economic "soft patch." Meanwhile, financial stocks trailed, buffeted by higher interest rates. Health care stocks, particularly leading pharmaceutical companies, suffered setbacks during the quarter and energy stocks bristled with the precipitous oil-price decline.


Bond investors were buffeted by strong economic reports from the labor market, consumers and businesses alike. Interest rates rose across the maturity spectrum while shorter-term rates, those most closely tied to Fed activity, escalated the most.


The skilled investment teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and the finest informational resources available. We thank you for your continued confidence and support of the Harris Insight Funds.


Sincerely,

/s/ Atul Tiwari
---------------
Atul Tiwari
President
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS


INVESTMENT ADVISER:                         HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                                PFPC DISTRIBUTORS, INC.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS                                                   PAGE 1


PORTFOLIO MANAGEMENT REVIEW                                              PAGE 3


PORTFOLIO HOLDINGS BY SECTOR                                             PAGE 5


DISCLOSURE OF FUND EXPENSES                                              Page 6


STATEMENTS OF NET ASSETS
MONEY MARKET FUNDS:
Government Money Market Fund                                             Page 7

Money Market Fund                                                        Page 8

Tax-Exempt Money Market Fund                                             Page 11


STATEMENTS OF OPERATIONS                                                 Page 17


STATEMENTS OF CHANGES IN NET ASSETS                                      Page 18


FINANCIAL HIGHLIGHTS                                                     Page 20


NOTES TO FINANCIAL STATEMENTS                                            Page 24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                                                   Page 30


FUND MANAGEMENT                                                          Page 31

                           PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS
--------------------------------------------------------------------------------

                          GOVERNMENT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.


MANAGER'S OVERVIEW: The Fund began 2004 searching for value in a low-rate environment as evidenced by a Fed Funds rate of 1.00%, a 45-year low. Although an interest-rate move was much anticipated, the first six months of the year yielded no activity by the Fed. Because of this, the Fund relied on callable agencies and floating-rate securities in an attempt to outperform its peers. By the end of June, the Institutional Shares class ranked 10th of 141 funds and the N Shares class placed 18th of 127 funds in their respective Lipper universes.


     In contrast to the first six-month period, the second half of 2004 provided more Fed activity. On June 30, its 25 basis point increase marked the start of the Federal Reserve Open Market Committee's continuous activity, later to be deemed "adding tightenings at a measured pace". Every meeting by the FOMC brought another 25 basis point increase. From June 30 though December 14, 125 basis points were added to the Fed Funds rate, finishing the year at 2.25%. Because the nature of money-market funds is to track these rates as closely as possible, it was not advantageous to take longer positions throughout the rest of 2004. As a result, the Fund continuously replaced its maturing floating-rate securities with similar securities, all the while maintaining adequate liquidity and short-dated repurchase agreements on hand.

     Overall, the year's strategic positioning resulted in solid Fund performance. For the year, the Fund's Institutional Shares class ranked 13th of 141 funds, while its N Shares class placed 23rd of 129 funds in their respective Lipper universe. In preparation for a possible continuation of Fed tightening activity in 2005, the Fund will endeavor to track these rate changes. Overall, the Fund will continue to seek to provide principal protection and liquidity to its shareholders.


                                MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.


MANAGER'S OVERVIEW: The Fund began 2004 searching for value in a low-rate environment as evidenced by a Fed Funds rate of 1.00%, a 45-year low. Although an interest-rate move was much anticipated, the first six months of the year yielded no activity by the Fed. Because of this, the Fund relied on callable agencies and floating-rate securities, as well as asset-backed securities, in an attempt to outperform its peers. By the end of June, Institutional Shares class ranked 4th of 112 funds and the N Shares class placed 8th of 26 funds in their respective AAA-rated iMoneynet universe.


     In contrast to the first six-month period, the second half of 2004 provided more Fed activity. On June 30, its 25 basis point increase marked the start of the Federal Reserve Open Market Committee's continuous activity, later to be deemed "adding tightenings at a measured pace". Every meeting by the FOMC brought another 25 basis point increase. From June 30 though December 14, 125 basis points were added to the Fed Funds rate, finishing the year at 2.25%. Because the nature of money-market funds is to track these rates as closely as possible, it was not advantageous to take longer positions throughout the rest of 2004. As a result, the Fund continuously replaced its maturing floating-rate securities with similar securities, all the while maintaining adequate liquidity and short-dated paper on hand.

     Overall, the year's strategic positioning resulted in solid Fund performance. For the year, the Fund's Institutional Shares class ranked 8th of 115 funds, while its N Shares class placed 8th of 26 funds in their respective AAA-rated iMoneynet universe. In preparation for a possible continuation of Fed tightening activity in 2005, the Fund will endeavor to track these rate changes. Overall, the Fund will continue to seek to provide principal protection and liquidity to its shareholders.



                          TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

MANAGER'S OVERVIEW: During the first half of 2004, there was considerable speculation concerning the timing of any action by the Fed. In order to manage that uncertainty, the Fund took an overweight position in variable-rate securities. That positioned the Fund to take advantage of any moves made by the Fed, while also providing for the liquidity needs that might have arisen during tax-payment days. Consistent with that defensive approach, any term purchases made in the portfolio had maturities of less than six months.

     As we moved into the second half of 2004, the annual tax-exempt note issuance season coincided with the start of the Fed's tightening pattern. That caused several tax-exempt money market fund managers to be reluctant to extend their portfolios. Additionally, the short-term municipal yield curve remained extremely flat throughout the note season, thus providing little incentive to purchase securities in the one-year sector.

     With the Fed tightening five times during 2004, increasing the Fed Funds rate by 125 basis points, it was prudent to invest cash inflows and maturities in short variable-rate products. This positioning helped contribute to the solid performance of the Fund. For the year, the N Shares class ranked in the top 32nd percentile and the Institutional Share class ranked in the top 28th percentile of their respective Lipper universe. Both the Institutional Shares and the N Shares were in the top third of their Lipper universe for both the three- and five-year performance periods.

                              HARRIS INSIGHT FUNDS
                          PORTFOLIO HOLDINGS BY SECTOR
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

     The following tables present for each Fund portfolio holdings with certain categories and the percent of total investments before collateral for loaned securities attributable to each category.


HARRIS INSIGHT MONEY MARKET FUNDS

--------------------------------------------------------
              GOVERNMENT MONEY MARKET FUND
              ----------------------------

   Agency Obligations                           76.8%
   Repurchase Agreements                        23.2
                                               -----
                                               100.0%
--------------------------------------------------------

--------------------------------------------------------
                   MONEY MARKET FUND
                   -----------------

   Corporate Bonds                              50.0%
   Commercial Paper                             18.1
   Time Deposits                                10.7
   Agency Obligations                           10.2
   Asset-Backed Securities                       7.5
   Taxable Municipal Securities                  3.5
                                               -----
                                               100.0%
--------------------------------------------------------

--------------------------------------------------------
              TAX-EXEMPT MONEY MARKET FUND
              ----------------------------

   Variable Rate Securities                     73.3%
   Municipal Put Securities                     10.4
   Commercial Paper                              9.0
   Municipal Notes                               7.1
   Other                                         0.2
                                               -----
                                               100.0%
--------------------------------------------------------

                              HARRIS INSIGHT FUNDS
                           DISCLOSURE OF FUND EXPENSES
                FOR THE PERIOD JULY 1, 2004 TO DECEMBER 31, 2004
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees on your investment. As a shareholder of a Fund, you incur two types of costs: (1)
transaction costs, such as sales charges and redemption fees and (2) ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others, as well as 12b-1 fees and shareholder servicing fees. Ongoing costs, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The following Expense Tables illustrate your fund's costs in two ways.

o ACTUAL. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and "Expense Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL (5% RETURN FOR COMPARISON). This section is intended to help you compare your fund's costs with those of other mutual funds. It provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In this case -- because the return used is not the fund's actual return -- the results may not be used to estimate the actual account ending balance or expenses you paid for the period. The example is useful in making comparisons among funds because the U.S. Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. Therefore, the hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were applied to your account, your costs would be higher. The "Annualized Expense Ratio" represents the actual expenses for the six-month period and may be different from the expense ratio in the Financial Highlights which represents the year ended December 31, 2004.



EXPENSE TABLE
HARRIS INSIGHT MONEY MARKET FUNDS

--------------------------------------------------------------------------------
                                  Beginning       Ending                Expenses
                                   Account        Account   Annualized    Paid
                                    Value          Value      Expense    During
                                   7/1/04        12/31/04      Ratio     Period*
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares .........    $1,000.00      $1,007.60     0.21%     $1.06
N Shares .....................     1,000.00       1,005.90     0.56       2.82
Service Shares ...............     1,000.00       1,003.90     0.96       4.84

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares .........     1,000.00       1,023.94     0.21       1.07
N Shares .....................     1,000.00       1,022.18     0.56       2.85
Service Shares ...............     1,000.00       1,020.17     0.96       4.87

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL
Institutional Shares               1,000.00       1,008.00     0.17       0.86
N Shares                           1,000.00       1,006.20     0.52       2.62
Exchange Shares                    1,000.00       1,008.00     0.17       0.86
Service Shares                     1,000.00       1,004.20     0.92       4.63

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares               1,000.00       1,024.15     0.17       0.86
N Shares                           1,000.00       1,022.39     0.52       2.64
Exchange Shares                    1,000.00       1,024.15     0.17       0.86
Service Shares                     1,000.00       1,020.37     0.92       4.67

--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

ACTUAL
Institutional Shares               1,000.00       1,006.00     0.26       1.31
N Shares                           1,000.00       1,004.20     0.61       3.07
Service Shares                     1,000.00       1,002.40     0.97       4.88

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Institutional Shares               1,000.00       1,023.69     0.26       1.32
N Shares                           1,000.00       1,021.93     0.61       3.10
Service Shares                     1,000.00       1,020.12     0.97       4.93

--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.


          Information about Harris Insight Funds Trust on this page and the preceding pages has not been audited.

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------       --------     --------------

AGENCY OBLIGATIONS -- 21.9%
FEDERAL HOME LOAN BANK -- 9.0%
    1.550%                      05/04/05       $ 52,000     $   52,000,000
    1.680%                      05/17/05        100,000        100,000,000
                                                            --------------
                                                               152,000,000
                                                            --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.9%
    1.500%                      02/14/05         50,000         50,000,000
    1.400%                      02/25/05        120,000        119,836,980
    1.610%                      05/13/05         50,000         50,000,000
                                                            --------------
                                                               219,836,980
                                                            --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $371,836,980)                                          371,836,980
                                                            --------------
VARIABLE RATE OBLIGATIONS++ -- 54.8%
FEDERAL FARM CREDIT BANK -- 5.9%
    2.290%                      01/03/05*       100,000        100,000,000
                                                            --------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 11.7%
    2.220%                      01/03/05*        99,500         99,498,306
    2.090%                      02/04/05         99,500         99,495,387
                                                            --------------
                                                               198,993,693
                                                            --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 33.2%
    2.190%                      01/03/05*        38,000         37,981,237
    2.226%                      01/07/05*        83,250         83,199,488
    1.960%                      01/18/05         59,500         59,499,167
    2.314%                      01/18/05         52,790         52,788,980
    2.019%                      01/28/05         14,000         13,999,622
    2.333%                      01/28/05         84,500         84,498,433
    2.184%                      02/11/05         32,000         31,996,653
    2.230%                      02/18/05        100,000         99,997,364
    2.460%                      03/23/05         99,500         99,496,114
                                                            --------------
                                                               563,457,058
                                                            --------------
OVERSEAS PRIVATE INVESTMENT CORP. -- 4.0%
    2.400%                      01/05/05*        34,744         34,744,186
    2.400%                      01/07/05*        33,795         33,794,937
                                                            --------------
                                                                68,539,123
                                                            --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $930,989,874)                                          930,989,874
                                                            --------------


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------       --------     --------------

REPURCHASE AGREEMENTS -- 23.3%
Bank of America Securities, L.L.C.
  2.270%
  Agreement dated 12/31/04,
  proceeds at maturity $329,966,041
  (Collateralized by $369,992,617
  FNMA 5.500% to 6.000%, due from
  05/01/34 to 08/01/34.
  The market value is
  $336,501,707.)                01/03/05       $329,904     $  329,903,634
Bank of Tokyo N.A.
  2.250%
  Agreement dated 12/31/04,
  proceeds at maturity $65,012,188
  (Collateralized by $244,758,000
  Resolution Trust Funding Corp.
  0.000% , due 01/15/30.
  The market value is
  $66,300,047.)                 01/03/05         65,000         65,000,000
                                                            --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $394,903,634)                                          394,903,634
                                                            --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,697,730,488 d)                                    1,697,730,488
                                                            --------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                             3,755,022
Dividends payable                                               (2,011,943)
Investment advisory fee payable                                   (151,133)
Administration fees payable                                       (114,899)
Service plan fees payable                                         (802,993)
Accrued expenses                                                   (83,637)
                                                            --------------
                                                                   590,417
                                                            --------------
NET ASSETS -- 100.0%
Applicable to 332,469,161 Institutional
  Shares, 234,745,194 N Shares, and
  1,131,099,942 Service Shares of
  beneficial interest outstanding,
  $.001 par value (indefinite number
  of shares has been authorized for
  each class of shares of the Fund)
  (Note 7)                                                  $1,698,320,905
                                                            ==============

NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE EACH FOR INSTITUTIONAL
  SHARES, N SHARES, AND SERVICE SHARES                               $1.00
                                                                     =====

----------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/04.
*  Date of next interest rate reset.
d  Aggregate cost for federal income tax purposes.

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------       --------     --------------

AGENCY OBLIGATIONS -- 10.2%
Federal Home Loan Bank
    1.550%                      05/04/05       $224,150      $ 224,150,000
    1.650%                      05/16/05        100,000        100,000,000
    1.660%                      05/16/05         50,000         50,000,000
Federal National Mortgage Association
    1.500%                      02/14/05        200,000        200,000,000
    1.610%                      05/13/05        100,000        100,000,000
                                                             -------------
TOTAL AGENCY OBLIGATIONS
  (Cost $674,150,000)                                          674,150,000
                                                             -------------
ASSET-BACKED SECURITIES -- 10.0%
CIT Equipment Collateral Series
  2004-VT1, Class A1
    1.120%                      03/20/05          5,263          5,262,761
G-Star, Ltd. Series 2002-2A
  144A, Class A1MA f,g
    2.500%                      01/25/05*        57,436         57,436,245
Permanent Financing P.L.C.
  Series 4, Class 1A
    2.320%                      01/10/05*       240,000        240,000,000
Putnam Structured Product Funding
  Series 2002-1A 144A, Class
  A1I f,g
    2.503%                      01/18/05*        88,000         88,000,000
Putnam Structured Product Funding
  Series 2002-1A 144A, Class
  A1MF f,g
    2.493%                      01/18/05*        26,000         26,000,000
Residential Mortgage Acceptance
  Corp. Series 2004-NS2A 144A,
  Class A1 f
    2.380%                      01/12/05*       249,140        249,140,275
                                                             -------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $665,839,281)                                          665,839,281
                                                             -------------
COMMERCIAL PAPER -- 18.4%
Alaska Housing Finance Corp.
    2.300%                      01/10/05         73,190         73,147,916
    2.330%                      01/10/05         20,770         20,757,901
Broadhollow Funding, L.L.C.
    2.400%                      05/06/05 e      130,000        129,956,667
    2.390%                      05/07/05 e       73,000         72,970,922
    2.500%                      05/07/05 e       60,000         59,975,000
Bryant Park Funding, L.L.C.
    2.120%                      01/05/05         52,364         52,351,665
    2.250%                      01/06/05         50,000         49,984,375
    2.210%                      01/12/05         55,162         55,124,750
    2.370%                      01/25/05         11,224         11,206,266
    2.360%                      02/07/05         50,000         49,878,722
Corporate Receivables Corp.
    2.070%                      01/05/05         50,000         49,988,500
Delaware Funding Corp.
    2.250%                      01/05/05         22,056         22,050,486
Giro Funding Corp.
    2.250%                      01/03/05         18,038         18,035,745
    2.370%                      01/31/05         50,000         49,901,250
Harrier Finance Funding, L.L.C.
    2.200%                      01/05/05         14,000         13,996,578
    2.210%                      01/11/05          8,000          7,995,089


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------       --------     --------------

COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
    2.280%                      01/05/05       $ 32,702      $  32,693,716
Municipal Electrical Authority,
  Georgia TECP
    2.370%                      01/14/05         42,882         42,882,000
Paradigm Funding, L.L.C.
    2.160%                      01/04/05          4,500          4,499,190
    2.250%                      01/06/05         50,000         49,984,375
    2.200%                      01/14/05         61,500         61,451,142
    2.320%                      01/24/05         16,918         16,892,924
    2.350%                      01/27/05         19,585         19,551,760
Scaldis Capital, L.L.C.
    2.320%                      02/17/05          3,112          3,102,574
Sheffield Receivables Corp.
    2.250%                      01/04/05         26,590         26,585,014
    2.260%                      01/14/05         92,150         92,074,795
Surrey Funding Corp.
    2.290%                      01/14/05         50,000         49,958,653
Thames Asset Global
  Securitization, Inc.
    2.270%                      01/12/05         28,992         28,971,891
    2.280%                      01/13/05         25,017         24,997,987
    2.350%                      02/09/05         29,125         29,050,853
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $1,220,018,706)                                      1,220,018,706
                                                             -------------
MUNICIPAL BONDS -- 1.5%
Alaska State Housing Finance
  Corp. Revenue Bonds Series B
  VR
    2.400%                      01/06/05          8,055          8,055,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series
  1, Class A1 VR
    2.420%                      01/05/05         11,200         11,200,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series
  B-1 VR
    2.420%                      01/05/05         14,620         14,620,000
Colorado State Housing & Finance
  Authority Revenue Bonds Series
  B-2 VR
    2.420%                      01/05/05         45,935         45,935,000
Connecticut State Housing
  Finance Authority Revenue
  Bonds VR
    2.420%                      01/06/05          8,566          8,566,000
Madison, Wisconsin, Community
  Development Authority Revenue
  Bonds VR
    2.520%                      01/05/05          8,035          8,035,000
                                                             -------------
TOTAL MUNICIPAL BONDS
  (Cost $96,411,000)                                            96,411,000
                                                             -------------
TIME DEPOSITS -- 10.7%
Fifth Third Bank
    2.180%                      01/03/05        100,000        100,000,000
HBOS Treasury Services P.L.C.
    2.156%                      01/03/05        100,000        100,000,000
JP Morgan Chase & Co.
    2.250%                      01/03/05        100,000        100,000,000

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------       --------     --------------

TIME DEPOSITS (CONTINUED)
National City Bank, Kentucky
    2.130%                      01/03/05       $ 50,678     $   50,678,111
Royal Bank of Scotland P.L.C.
    2.260%                      01/03/05        100,000        100,000,000
UBS Finance, L.L.C.
    2.156%                      01/03/05        260,000        260,000,000
                                                            --------------
TOTAL TIME DEPOSITS
  (Cost $710,678,111)                                          710,678,111
                                                            --------------
VARIABLE RATE OBLIGATIONS++ -- 46.2%
American Express Centurion Corp.
    2.280%                      01/03/05*        19,750         19,752,485
    2.350%                      01/12/05*        24,000         23,998,950
American Express Credit Corp.
  Series 144A f
    2.440%                      01/20/05*       250,000        250,000,000
American General Finance Corp.
  Series 144A f
    2.403%                      01/18/05*        55,000         55,000,000
Bank One N.A.
    2.398%                      02/08/05         20,000         20,004,830
Beta Finance, Inc. Series 144A f
    2.348%                      01/12/05*        99,045         99,048,008
Bradford & Bingley P.L.C.
  Series 144A f
    2.025%                      01/07/05        299,500        299,500,133
CC USA, Inc. Series 144A f
    2.285%                      01/03/05*       100,000        100,013,180
CFM International, Inc.
    2.420%                      01/03/05*        28,785         28,785,000
General Electric Capital Corp.
    2.460%                      01/10/05*        15,000         15,000,000
Goldman Sachs Group, Inc.
  Series 144A f
    2.390%                      01/18/05         22,000         22,000,000
    2.503% g                    01/18/05*       100,000        100,000,000
    2.100%                      01/31/05*        50,000         50,000,000
    2.640%                      03/15/05*       125,000        125,103,652
HBOS Treasury Services P.L.C.
  Series 144A f
    2.468%                      01/31/05*       148,000        148,076,271
K2, L.L.C. Series 144A f
    2.245%                      01/03/05*        77,500         77,489,330
    2.286%                      01/04/05*       118,000        117,983,564
    2.378%                      01/25/05*        50,000         49,997,169
Lehman Brothers Holdings, Inc.
    2.380%                      01/19/05*        40,000         40,000,000
    2.190%                      01/24/05*        20,000         20,013,690
    2.483%                      01/24/05*       102,500        102,500,000
Money Market Trust Series A-2
  144A f,g
    2.478%                      01/18/05*       208,000        208,000,000
Morgan Stanley Dean Witter & Co.
    2.523%                      01/18/05*        38,200         38,200,000


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------       --------     --------------

VARIABLE RATE OBLIGATIONS++ (CONTINUED)
National Rural Utilities
  Cooperative Finance Corp.
    2.610%                      02/07/05       $ 50,000     $   50,022,864
Northern Rock P.L.C. Series
  144A f
    2.023%                      01/13/05        282,375        282,375,003
Racers Trust Series 2002-07-MM
  144A f,g
    2.673%                      01/18/05*       133,000        133,000,010
Rural Electric Cooperative
  Grantor Trust (Kansas Electric
  Power Cooperative)
    2.420%                      01/05/05*        10,740         10,740,000
Tango Finance Corp. Series
  144A f
    2.360%                      01/11/05*        53,000         52,997,675
    2.381%                      01/24/05*        20,000         19,999,804
    2.382%                      01/24/05*        40,000         39,998,855
    2.383%                      01/24/05*        25,000         25,000,000
    2.151%                      01/25/05*        80,000         80,000,000
    2.390%                      01/31/05*        27,000         27,000,000
    2.420%                      03/10/05*        54,000         53,998,816
White Pine Finance, L.L.C.
  Series 144A f
    2.310%                      01/07/05*        48,000         48,000,000
    2.330%                      01/14/05*        30,000         29,997,731
    2.373%                      01/18/05*        40,000         39,996,515
    2.039%                      01/20/05*       100,000         99,982,439
    2.420%                      03/10/05*        62,000         61,991,233
                                                            --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $3,065,567,207)                                      3,065,567,207
                                                            --------------
YANKEE BONDS -- 3.0%
Canadian Imperial Bank of Commerce
  (Cost $199,977,655)
    2.358%                      01/31/05*       200,000        199,977,655
                                                            --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $6,632,641,960 d)                                    6,632,641,960
                                                            --------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                             9,749,832
Dividends payable                                              (10,033,241)
Investment advisory fee payable                                   (579,362)
Administration fees payable                                       (259,525)
Service plan fees payable                                       (1,457,964)
Accrued expenses                                                  (359,782)
                                                            --------------
                                                                (2,940,042)
                                                            --------------
NET ASSETS -- 100.0%
Applicable to 2,663,232,321 Institutional
  Shares, 1,179,993,151 N Shares,
  1,029,228,583 Exchange Shares, and
  1,757,807,139 Service Shares of
  beneficial interest  outstanding, $.001
  par value (indefinite number of shares
  has been authorized for each class of
  shares of the Fund) (Note 7)                              $6,629,701,918
                                                            ==============

                       See Notes to Financial Statements.

                        HARRIS INSIGHT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER
  SHARE EACH FOR INSTITUTIONAL SHARES, N SHARES,
  EXCHANGE SHARES, AND SERVICE SHARES                                $1.00
                                                                     =====

----------
+   See Note 2a to the Financial Statements.
++  Rate in effect on 12/31/04.
*   Date of next interest rate reset.
d   Aggregate cost for federal income tax purposes.
e These securities allow the issuer to extend the maturity date. The date shown is the date to which the security can be extended. Such securities could mature earlier than the extension date.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
VR -- Variable rate demand note; interest rate in effect on 12/31/04. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TECP -- Tax-Exempt Commercial Paper.

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                     PAR
   YIELD/RATE                   MATURITY         (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS -- 102.1%
ALABAMA -- 5.7%
Chatom, Alabama, Industrial
  Development Board Pollution
  Control Revenue Bonds (Alabama
  Electric Project) VR
    2.200%                      01/07/05        $ 3,250     $    3,250,000
Columbia, Alabama, Industrial
  Development Board Pollution
  Control Revenue Bonds (Alabama
  Power Co. Project) Series D VR
    2.250%                      01/01/05         14,200         14,200,000
Jefferson County, Alabama,
  General Obligation Bonds
  (Capital Improvement &
  Refunding Warrants) Series A
    3.000%                      04/01/05          4,960          4,973,157
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20026020 144A, Class A VR f
    2.040%                      01/07/05          9,830          9,830,000
Jefferson County, Alabama, Sewer
  Revenue Bonds (Eagle) Series
  20030029 144A, Class A VR f
    2.040%                      01/07/05          9,900          9,900,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-2 VR
    1.990%                      01/07/05         12,000         12,000,000
Jefferson County, Alabama, Sewer
  Revenue Bonds Series C-4 VR
    1.990%                      01/07/05         10,000         10,000,000
                                                            --------------
                                                                64,153,157
                                                            --------------
ALASKA -- 2.2%
Alaska State Housing Finance
  Corp. Governmental Purpose
  Revenue Bonds (University of
  Alaska) Series A VR
    2.030%                      01/07/05         24,600         24,600,000
                                                            --------------
ARIZONA -- 0.9%
Salt River Project, Arizona,
  Agricultural Improvement &
  Power District Electrical
  Systems Revenue Bonds Series
  144A, Class A VR f
    2.040%                      01/07/05          9,900          9,900,000
                                                            --------------
COLORADO -- 3.0%
Colorado Housing & Finance
  Authority Revenue Bonds
  (Multifamily Project-Class I)
  Series A-4 VR
    2.000%                      01/05/05          4,330          4,330,000
Moffat County, Colorado,
  Pollution Control Revenue
  Bonds (National Rural
  Utilities Co-Op) VR
    1.950%                      01/07/05         29,135         29,135,000
                                                            --------------
                                                                33,465,000
                                                            --------------


   ANNUALIZED                                     PAR
   YIELD/RATE                   MATURITY         (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
CONNECTICUT -- 0.2%
Connecticut State Health &
  Educational Facilities
  Authority Revenue Bonds (Yale
  University) Series V-2 VR
    2.250%                      01/03/05        $ 1,900     $    1,900,000

FLORIDA -- 1.8%
Florida State Board of Education
  General Obligation Bonds
  (Eagle) Series 2003025 144A,
  Class A VR f
    2.020%                      01/07/05          4,900          4,900,000
Jacksonville, Florida, Health
  Facilities Authority (St.
  Luke's Hospital - Mayo
  Foundation) TECP
    1.850%                      01/13/05         15,000         15,000,000
                                                            --------------
                                                                19,900,000
                                                            --------------
GEORGIA -- 4.0%
Atlanta, Georgia, Water &
  Wastewater Revenue Bonds
  Series C VR
    2.150%                      01/01/05         10,800         10,800,000
Augusta, Georgia, Water & Sewer
  Revenue Bonds (Spears) Series
  DB-115 144A VR f
    2.030%                      01/06/05          3,645          3,645,000
Burke County, Georgia,
  Development Authority
  Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Vogtle Project) 1st Series PS
    1.080%                      04/19/05         13,400         13,400,000
Monroe County, Georgia,
  Development Authority
  Pollution Control Revenue
  Bonds (Georgia Power Co. Plant
  Scherer Project) 2nd Series PS
    1.200%                      04/19/05         17,400         17,400,000
                                                            --------------
                                                                45,245,000
                                                            --------------
HAWAII -- 0.9%
ABN AMRO Munitops Certificates
  Trust (Hawaii) Series 11 144A
  PS f,g
    1.700%                      04/27/05          9,980          9,980,000
                                                            --------------
ILLINOIS -- 18.1%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 2
  144A VR f
    2.040%                      01/07/05         10,000         10,000,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 3
  144A VR f
    2.040%                      01/07/05         15,000         15,000,000
Cary, Illinois, Special Tax
  Revenue Bonds (Foxford Special
  Service Area No. 2) VR
    2.000%                      01/07/05          2,398          2,398,000
Chicago, Illinois, General
  Obligation Bonds (Eagle)
  Series 20030006-A 144A VR f
    2.040%                      01/07/05          4,800          4,800,000

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                     PAR
   YIELD/RATE                   MATURITY         (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Chicago, Illinois, General
  Obligation Notes
  (Neighborhoods Alive 21-B) VR
    1.970%                      01/07/05        $15,000     $   15,000,000
Chicago, Illinois, Metropolitan
  Water Reclamation District of
  Greater Chicago General
  Obligation Bonds Series A VR
    1.690%                      01/07/05         11,500         11,500,000
City of Chicago, Illinois, Water
  Systems TECP
    1.830%                      04/06/05          3,335          3,335,000
Cook County, Illinois, Community
  Consolidated School District
  No. 21 (Wheeling) Educational
  Purposes Tax Anticipation
  Warrants
    3.000%                      03/01/05          3,250          3,257,283
Cook County, Illinois, General
  Obligation Bonds (Capital
  Improvement) Series B VR
    2.020%                      01/07/05         10,000         10,000,000
Illinois Development Finance
  Authority Revenue Bonds (Lake
  Forest Academy) VR
    2.000%                      01/07/05          4,000          4,000,000
Illinois Development Finance
  Authority Revenue Bonds (McGaw
  YMCA Evanston Project) VR
    2.170%                      01/07/05          4,000          4,000,000
Illinois Development Finance
  Authority Revenue Bonds (North
  Park University) VR
    2.000%                      01/07/05         23,000         23,000,000
Illinois Development Finance
  Authority Revenue Bonds
  (Sacred Heart Schools Project)
  VR
    2.000%                      01/07/05          2,300          2,300,000
Illinois Educational Facilities
  Authority Revenue Bonds (Field
  Museum of Natural History) VR
    2.000%                      01/07/05         15,400         15,400,000
Illinois Health Facilities
  Authority TECP
    1.380%                      01/06/05         25,000         25,000,000
    1.890%                      02/17/05          5,000          5,000,000
    1.880%                      03/17/05         15,000         15,000,000
    1.600%                      03/31/05         13,000         13,000,000
Illinois Health Facilities
  Authority Revenue Bonds
  (Advocate Health Care Network)
  Series A PS
    1.730%                      07/06/05         11,130         11,130,000
Illinois Health Facilities
  Authority Revenue Bonds
  (Resurrection Health Care)
  Series A VR
    2.190%                      01/01/05          2,075          2,075,000
Illinois Health Facilities
  Authority Revenue Bonds
  (Resurrection Health Care)
  Series B VR
    2.000%                      01/07/05          4,250          4,250,000


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------       --------     --------------

MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Winnebago & Boone Counties,
  Illinois, Rockland School
  District No. 205 TANS
    3.160%                      09/29/05        $ 5,000     $    5,023,995
                                                            --------------
                                                               204,469,278
                                                            --------------
INDIANA -- 10.6%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 5
  144A VR f
    2.040%                      01/07/05         10,746         10,746,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 7
  144A VR f
    2.040%                      01/07/05          5,000          5,000,000
Indiana Health Facility
  Financing Authority Hospital
  Revenue Bonds (Clarian Health
  Obligated Group) Series H VR
    1.980%                      01/01/05          1,500          1,500,000
Indiana Health Facility
  Financing Authority Revenue
  Bonds (Ascension Health Credit
  Group) Series A-1 PS
    1.730%                      07/05/05         30,000         30,000,000
Indiana Health Facility
  Financing Authority Revenue
  Bonds (Ascension Health Credit
  Group) Series A-3 PS
    1.050%                      03/01/05         21,000         20,983,233
Indiana Health Facility
  Financing Authority Revenue
  Bonds (Union Hospital, Inc.
  Project) VR
    2.010%                      01/07/05          7,600          7,600,000
Indiana State Educational
  Facilities Authority Revenue
  Bonds (Wabash College Project)
  VR
    2.000%                      01/07/05          2,895          2,895,000
Indiana State Office Building
  Commission TECP
    1.820%                      01/20/05          6,651          6,651,000
Indiana Transportation Finance
  Authority Highway Revenue
  Bonds (Spears) Series DB-114
  144A VR f
    2.030%                      01/06/05          4,000          4,000,000
Indiana Transportation Finance
  Authority Highway Revenue
  Bonds (Spears) Series DB-117
  144A VR f
    2.030%                      01/06/05          2,090          2,090,000
Purdue University, Indiana,
  Student Facilities System
  Revenue Bonds Series A VR
    2.030%                      01/07/05         27,600         27,600,000
                                                            --------------
                                                               119,065,233
                                                            --------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
KENTUCKY -- 1.8%
Kentucky Economic Development
  Finance Authority Hospital
  Facilities Revenue Bonds
  (Baptist Healthcare System)
  Series C VR
    2.170%                      01/03/05        $ 4,420     $    4,420,000
Kentucky Economic Development
  Finance Authority Revenue
  Bonds (Catholic Health
  Initiatives) Series C VR
    2.000%                      01/07/05          5,300          5,300,000
Mason County, Kentucky,
  Pollution Control Revenue
  Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
    2.200%                      01/07/05          6,570          6,570,000
Mason County, Kentucky,
  Pollution Control Revenue
  Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    2.200%                      01/07/05          4,560          4,560,000
                                                            --------------
                                                                20,850,000
                                                            --------------
MARYLAND -- 1.0%
Montgomery County, Maryland,
  TECP
    1.870%                      03/08/05         11,000         11,000,000

MASSACHUSETTS -- 0.9%
Massachusetts Bay Transportation
  Authority General Obligation
  Bonds (General Transportation
  System) VR
    1.950%                      01/07/05          3,000          3,000,000
Massachusetts Water Resources
  Authority TECP
    1.870%                      02/07/05          7,300          7,300,000
                                                            --------------
                                                                10,300,000
                                                            --------------
MICHIGAN -- 5.3%
Detroit, Michigan, City School
  District General Obligation
  Bonds (Eagle) Series 20026013
  144A, Class A VR f
    2.040%                      01/07/05          7,680          7,680,000
Detroit, Michigan, City School
  District General Obligation
  Bonds (Eagle) Series 20026014
  144A, Class A VR f
    2.040%                      01/07/05          7,200          7,200,000
Grand Valley State University,
  Michigan Revenue Bonds Series
  A VR
    1.990%                      01/07/05         16,260         16,260,000
Grand Valley State University,
  Michigan Revenue Bonds Series
  B VR
    1.990%                      01/07/05          7,000          7,000,000
Kalamazoo, Michigan, Hospital
  Finance Authority Revenue
  Bonds (Bronson Methodist
  Hospital) VR
    2.030%                      01/07/05          6,510          6,510,000
Michigan State General
  Obligation Notes Series A
    3.500%                      09/30/05          8,000          8,087,947


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Strategic Fund
  Limited Obligation Revenue
  Bonds (Southgate Properties
  Project) VR
    2.030%                      01/07/05        $ 6,990     $    6,990,000
                                                            --------------
                                                                59,727,947
                                                            --------------
MISSISSIPPI -- 1.1%
Claiborne County, Mississippi
  TECP
    1.990%                      03/10/05          2,000          2,000,000
Jackson County, Mississippi,
  Port Facility Revenue Bonds
  (Chevron, Inc. Project) VR
    2.180%                      01/01/05          7,000          7,000,000
Mississippi State General
  Obligation Bonds (Eagle)
  Series 20026018 144A, Class A
  VR f
    2.040%                      01/07/05          4,000          4,000,000
                                                            --------------
                                                                13,000,000
                                                            --------------
MISSOURI -- 3.5%
Bi State Development Agency,
  Missouri-Illinois Metropolitan
  District Mass Transit Revenue
  Bonds (MetroLink Cross County
  Project) Series A VR
    1.950%                      01/07/05          7,000          7,000,000
Curators of The University of
  Missouri Trust Receipts Series
  144A VR f
    2.050%                      01/07/05         20,000         20,000,000
Missouri State Health &
  Educational Facilities
  Authority Revenue Bonds
  (Eagle) Series 20026026 144A,
  Class A VR f
    2.040%                      01/07/05          2,700          2,700,000
Missouri State Health &
  Educational Facilities
  Authority Revenue Bonds
  (Washington University)
  (Eagle) Series 20030003 144A,
  Class A VR f
    2.040%                      01/07/05          9,900          9,900,000
                                                            --------------
                                                                39,600,000
                                                            --------------
NEVADA -- 1.0%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 19
  144A VR f
    2.040%                      01/07/05         10,950         10,950,000
                                                            --------------
NEW JERSEY -- 1.8%
New Jersey State Trust Receipts
  Series 144A VR f
    2.050%                      01/07/05         20,000         20,000,000
                                                            --------------
NEW MEXICO -- 0.9%
New Mexico State Trust Receipts
  Series 144A TRANS f
    2.050%                      01/07/05          9,975          9,975,000
                                                            --------------

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
NEW YORK -- 2.6%
New York City, New York, General
  Obligation Bonds Series C VR
    2.000%                      01/01/05        $ 4,340     $    4,340,000
New York City, New York,
  Transitional Finance Authority
  Certificates (STARS) Series 7
  144A VR f
    2.020%                      01/07/05          3,175          3,175,000
New York City, New York,
  Transitional Finance Authority
  Revenue Bonds (New York City
  Recovery) Subseries B-3 VR
    2.250%                      01/01/05         21,410         21,410,000
                                                            --------------
                                                                28,925,000
                                                            --------------
NORTH CAROLINA -- 0.6%
North Carolina State General
  Obligation Bonds Series E
    4.000%                      02/01/05          6,765          6,782,213

OHIO -- 1.5%
Kent State University, Ohio,
  Revenue Bonds VR
    2.000%                      01/07/05          8,445          8,445,000
Ohio State Higher Educational
  Facility Commission Revenue
  Bonds (Pooled Financing 2002
  Program) Series A VR
    2.000%                      01/07/05          6,545          6,545,000
Ohio State Higher Educational
  Facility Commission Revenue
  Bonds (Pooled Financing 2003
  Program) Series A VR
    2.000%                      01/07/05          1,840          1,840,000
                                                            --------------
                                                                16,830,000
                                                            --------------
OKLAHOMA -- 1.1%
Tulsa, Oklahoma, Industrial
  Authority Revenue Bonds
  (University of Tulsa) Series B
  VR
    2.000%                      01/07/05         12,570         12,570,000

OREGON -- 2.3%
Clakamas County, Oregon,
  Hospital Facility Authority
  Revenue Bonds (Legacy Health
  System) VR
    1.980%                      01/07/05         20,000         20,000,000
Eugene, Oregon, Electric Utility
  Revenue Bonds (Eagle) Series
  2003002 144A, Class A VR f
    2.040%                      01/07/05          5,880          5,880,000
                                                            --------------
                                                                25,880,000
                                                            --------------
PENNSYLVANIA -- 1.9%
Delaware County, Pennsylvania,
  Industrial Development
  Authority Pollution Control
  Revenue Bonds (Exelon
  Generation Co., L.L.C.) VR
    2.250%                      01/01/05         15,000         15,000,000


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
Pennsylvania Intergovernmental
  Cooperation Authority Special
  Tax Revenue Refunding Bonds
  (City of Philadelphia Funding
  Program) VR
    2.000%                      01/07/05        $ 2,250     $    2,250,000
Philadelphia, Pennsylvania,
  Water & Wastewater Revenue
  Bonds VR
    1.970%                      01/05/05          4,300          4,300,000
                                                            --------------
                                                                21,550,000
                                                            --------------
TENNESSEE -- 2.2%
Chattanooga, Tennessee, Health,
  Educational & Housing Facility
  Board Revenue Bonds (Catholic
  Health Initiatives) Series C
  VR
    1.950%                      01/07/05         25,000         25,000,000

TEXAS -- 11.5%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 8
  144A VR f
    2.040%                      01/07/05          5,000          5,000,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 13
  144A VR f
    2.040%                      01/07/05          6,000          6,000,000
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 15
  144A PS f,g
    1.700%                      05/04/05         15,925         15,925,000
Harris County, Texas, Health
  Facilities Development Corp.
  Revenue Bonds Series 144A VR f
    2.030%                      01/07/05          6,095          6,095,000
Houston, Texas, Series 144A
  TRANS f
    2.050%                      01/07/05          3,000          3,000,000
Houston, Texas, Water & Sewer
  System Revenue Bonds (STARS)
  Series 14 144A VR f
    2.030%                      01/07/05          1,000          1,000,000
Nueces County, Texas, Health
  Facilities Development Corp.
  Revenue Bonds (Driscoll
  Children's Foundation Project)
  VR
    2.030%                      01/07/05         17,600         17,600,000
San Antonio, Texas, Electric &
  Gas Revenue Bonds VR
    2.030%                      01/07/05         11,000         11,000,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    2.030%                      01/07/05         25,200         25,200,000
Texas State General Obligation
  Bonds (Eagle) Series 200030026
  144A, Class A VR f
    2.040%                      01/07/05          2,410          2,410,000
Texas State General Obligation
  Bonds (Veterans Housing
  Assistance Program Fund I) VR
    1.960%                      01/07/05          8,215          8,215,000
Texas State TRANS
    3.000%                      08/31/05         18,500         18,670,126

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)            VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas State Turnpike Authority,
  Central Texas Turnpike System
  Revenue Bonds (Eagle) Series
  20030008 144A, Class A VR f
    2.040%                      01/07/05        $ 9,900     $    9,900,000
                                                            --------------
                                                               130,015,126
                                                            --------------
VIRGINIA -- 0.2%
Clarke County, Virginia,
  Industrial Development
  Authority Hospital Facilities
  Revenue Bonds (Winchester
  Medical Center, Inc.) VR
    2.000%                      01/07/05          2,000          2,000,000
                                                            --------------
WASHINGTON -- 5.0%
Energy Northwest, Washington,
  Electric Revenue Bonds
  (Project No. 3) Series D-3-1
  VR
    1.970%                      01/07/05         29,400         29,400,000
Issaquah, Washington, Community
  Properties Revenue Bonds
  Series A VR
    2.000%                      01/07/05         15,000         15,000,000
University of Washington Revenue
  Bonds Series B VR
    1.680%                      01/07/05         10,000         10,000,000
Washington State General
  Obligation Bonds Series 144A
  VR f
    2.050%                      01/07/05          2,285          2,285,000
                                                            --------------
                                                                56,685,000
                                                            --------------
WEST VIRGINIA -- 1.8%
ABN AMRO Munitops Certificates
  Trust (Multistate) Series 12
  144A VR f
    2.040%                      01/07/05         15,000         15,000,000
West Virginia University Revenue
  Bonds (Spears) Series DB-119
  144A VR f
    2.030%                      01/07/05          5,445          5,445,000
                                                            --------------
                                                                20,445,000
                                                            --------------
WISCONSIN -- 5.5%
Elkhorn Area School District,
  Wisconsin TRANS
    2.000%                      08/24/05          5,000          5,009,478
Franklin Public School District,
  Wisconsin TRANS
    2.000%                      09/09/05          4,450          4,459,023
Germantown School District,
  Wisconsin TRANS
    2.500%                      08/25/05          4,400          4,411,219
Hartford School District,
  Wisconsin TRANS
    2.000%                      10/27/05          2,000          2,001,606
Milwaukee, Wisconsin,
  Redevelopment Authority
  Revenue Bonds (American
  Society for Quality) VR
    2.090%                      01/07/05          2,000          2,000,000


   ANNUALIZED                                    PAR
   YIELD/RATE                   MATURITY        (000)           VALUE+
   ----------                   --------        -------     --------------

MUNICIPAL BONDS (CONTINUED)
WISCONSIN (CONTINUED)
Pewaukee School District,
  Wisconsin TRANS
    2.000%                      09/09/05        $ 3,500     $    3,507,554
Sun Prairie Area School
  District, Wisconsin TRANS
    2.000%                      10/12/05          5,300          5,311,115
Wisconsin Health & Educational
  Facilities Authority Revenue
  Bonds (Wheaton Franciscan
  Services, Inc. System) Series
  B VR
    1.980%                      01/01/05         35,000         35,000,000
                                                            --------------
                                                                61,699,995
                                                            --------------
WYOMING -- 1.2%
Platte County, Wyoming,
  Pollution Control Revenue
  Bonds (Tri-State Generation &
  Transmission Association)
  Series A VR
     2.250%                     01/01/05         13,100         13,100,000
                                                            --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,149,562,949)                                      1,149,562,949
                                                            --------------


                                               SHARES
                                              ---------

TEMPORARY INVESTMENTS -- 0.2%
AIM Tax-Free Investment Co. Cash
  Reserve Portfolio                               1,885              1,885
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio           2,618,649          2,618,649
                                                            --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,620,534)                                              2,620,534
                                                            --------------
TOTAL INVESTMENTS -- 102.3%
  (Cost $1,152,183,483 d)                                    1,152,183,483
                                                            --------------
OTHER ASSETS AND LIABILITIES -- (2.3%)
Interest receivable and other assets                             3,918,589
Payable for securities purchased                               (28,042,375)
Dividends payable                                               (1,253,811)
Investment advisory fee payable                                   (104,533)
Administration fees payable                                       (120,597)
Service plan fees payable                                         (163,609)
Accrued expenses                                                   (85,426)
                                                            --------------
                                                               (25,851,762)
                                                            --------------
NET ASSETS -- 100.0%
Applicable to 759,416,153 Institutional Shares,
  191,210,343 N Shares, and 175,916,834 Service
  Shares of beneficial interest outstanding,
  $.001 par value (indefinite number of shares
  has been authorized for each class of shares
  of the Fund) (Note 7)                                     $1,126,331,721
                                                            ==============

                       See Notes to Financial Statements.

                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2004
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE
  PER SHARE EACH FOR INSTITUTIONAL SHARES,
  N SHARES, AND SERVICE SHARES                                       $1.00
                                                                     =====

----------
+   See Note 2a to the Financial Statements.
d   Aggregate cost for federal income tax purposes.
f,g Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise designated (g), the security is considered liquid.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/04. Maturity date is the later of the next interest rate change or exercise of the demand feature.
TANS -- Tax Anticipation Note.
TECP -- Tax-Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                       MONEY MARKET FUNDS
                                                                         -------------------------------------------
                                                                          GOVERNMENT                     TAX-EXEMPT
                                                                         MONEY MARKET    MONEY MARKET   MONEY MARKET
                                                                             FUND            FUND           FUND
                                                                         -----------     ------------   ------------
INVESTMENT INCOME:
  Interest .........................................................     $25,728,474     $105,676,777   $16,186,415
                                                                         -----------     ------------   -----------
    Total investment income ........................................      25,728,474      105,676,777    16,186,415
                                                                         -----------     ------------   -----------
EXPENSES (NOTE 2D):
  Investment advisory fee (Note 3) .................................       1,843,072        7,375,073     1,348,192
  Rule 12b-1 fee (Note 4) ..........................................       2,010,179        4,066,746       479,478
  Shareholder services fee (Note 4) ................................       3,601,609        8,194,486       974,545
  Program fee (Note 4) .............................................       4,694,531        8,036,900       741,891
  Commitment fee (Note 10) .........................................          24,226           98,741        17,567
  Transfer agency fee (Note 3) .....................................          81,399          241,869        64,304
  Administration fee (Note 3) ......................................       2,117,499        8,622,084     1,547,426
  Custodian fee (Note 3) ...........................................          70,638          299,693        59,216
  Directors' fees and expenses .....................................          31,031          131,484        22,502
  Audit fee ........................................................          37,706          206,108        29,342
  Legal fee ........................................................          31,575          142,202        25,182
  Reports to shareholders ..........................................          85,011          327,123        56,517
  Registration fees ................................................          61,960           78,105        50,434
  Miscellaneous ....................................................          76,732          458,497        51,232
                                                                         -----------     ------------   -----------
    Total expenses .................................................      14,767,168       38,279,111     5,467,828
                                                                         -----------     ------------   -----------
  Less administration fee waived (Note 3) ..........................        (721,229)      (5,266,185)           --
  Less service plan fees waived (Note 4) ...........................      (1,267,157)      (2,703,735)     (290,553)
  Less expenses reimbursed by affiliate (Note 3) ...................              --          (32,418)           --
                                                                         -----------     ------------   -----------
    Net expenses ...................................................      12,778,782       30,276,773     5,177,275
                                                                         -----------     ------------   -----------
  NET INVESTMENT INCOME ............................................      12,949,692       75,400,004    11,009,140
                                                                         -----------     ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTE 6) ....           6,607           32,115       (23,879)
                                                                         -----------     ------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............................     $12,956,299     $ 75,432,119   $10,985,261
                                                                         ===========     ============   ===========

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                       MONEY MARKET FUNDS
                                                                       ----------------------------------------------------
                                                                         GOVERNMENT                            TAX-EXEMPT
                                                                        MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                            FUND               FUND               FUND
                                                                       --------------     --------------     --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ...............................................  $   12,949,692     $   75,400,004     $   11,009,140
Net realized gain/(loss) on investment transactions .................           6,607             32,115            (23,879)
                                                                       --------------     --------------     --------------
Increase/(decrease) in net assets from operations ...................      12,956,299         75,432,119         10,985,261
                                                                       --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income:
  Institutional Shares ..............................................      (4,454,889)       (42,188,577)        (9,055,423)
  N Shares ..........................................................      (2,554,171)       (10,995,280)        (1,347,049)
  B Shares ..........................................................              --                (84)                --
  Exchange Shares ...................................................              --        (11,512,291)                --
  Service Shares ....................................................      (5,948,860)       (10,703,770)          (606,668)
                                                                       --------------     --------------     --------------
Total distributions from net investment income ......................     (12,957,920)       (75,400,002)       (11,009,140)
                                                                       --------------     --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................      82,641,282     (1,126,015,490)       (87,857,065)
  N Shares ..........................................................    (139,558,564)      (121,270,995)       (46,666,093)
  B Shares ..........................................................              --            (44,942)                --
  Exchange Shares ...................................................              --        550,595,881                 --
  Service Shares ....................................................      (4,393,161)      (401,609,381)        (4,156,814)
                                                                       --------------     --------------     --------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................     (61,310,443)    (1,098,344,927)      (138,679,972)
                                                                       --------------     --------------     --------------
Total increase/(decrease) in net assets .............................     (61,312,064)    (1,098,312,810)      (138,703,851)

NET ASSETS:
Beginning of period .................................................   1,759,632,969      7,728,014,728      1,265,035,572
                                                                       --------------     --------------     --------------
End of period .......................................................  $1,698,320,905     $6,629,701,918     $1,126,331,721
                                                                       ==============     ==============     ==============
End of period undistributed net income ..............................  $            1     $            1     $           --

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                                       MONEY MARKET FUNDS
                                                                       ----------------------------------------------------
                                                                         GOVERNMENT                            TAX-EXEMPT
                                                                        MONEY MARKET      MONEY MARKET        MONEY MARKET
                                                                            FUND               FUND                FUND
                                                                       --------------    ---------------     --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income ...............................................     $ 7,239,226    $    68,434,505     $    9,353,091
Net realized gain/(loss) on investment transactions .................           8,229            (22,026)            (4,393)
                                                                       --------------    ---------------     --------------
Increase/(decrease) in net assets from operations ...................       7,247,455         68,412,479          9,348,698
                                                                       --------------    ---------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2B AND 2C):
Net investment income:
  Institutional Shares ..............................................      (2,987,191)       (45,629,443)        (7,758,569)
  N Shares ..........................................................      (2,059,530)        (8,934,202)        (1,231,710)
  B Shares ..........................................................              --                (56)                --
  Exchange Shares ...................................................              --         (6,674,094)                --
  Service Shares ....................................................      (2,217,561)        (7,224,173)          (362,812)
                                                                       --------------    ---------------     --------------
Total distributions from net investment income ......................      (7,264,282)       (68,461,968)        (9,353,091)
                                                                       --------------    ---------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................     (11,648,271)    (1,120,051,626)        31,971,540
  N Shares ..........................................................      72,185,141          3,869,787         27,158,348
  B Shares ..........................................................              --             29,828                 --
  Exchange Shares ...................................................              --       (955,889,825)                --
  Service Shares ....................................................     937,704,598        891,519,748        101,291,767
                                                                       --------------    ---------------     --------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................     998,241,468     (1,180,522,088)       160,421,655
                                                                       --------------    ---------------     --------------
Total increase/(decrease) in net assets .............................     998,224,641     (1,180,571,577)       160,417,262

NET ASSETS:
Beginning of period .................................................     761,408,328      8,908,586,305      1,104,618,310
                                                                       --------------    ---------------     --------------
End of period .......................................................  $1,759,632,969    $ 7,728,014,728     $1,265,035,572
                                                                       ==============    ===============     ==============
End of period undistributed net income ..............................  $           --    $            (1)    $           --


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                             NET                                                                     NET
                            ASSET                      TOTAL     DISTRIBUTIONS                      ASSET
                            VALUE         NET           FROM        FROM NET                        VALUE
                          BEGINNING   INVESTMENT     INVESTMENT    INVESTMENT         TOTAL         END OF         TOTAL
                          OF PERIOD     INCOME       OPERATIONS      INCOME       DISTRIBUTIONS     PERIOD        RETURN
--------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.012         $0.012      $(0.012)         $(0.012)        $1.00           1.23%
12/31/03                      1.00       0.010          0.010       (0.010)          (0.010)         1.00           1.02
12/31/02                      1.00       0.016          0.016       (0.016)          (0.016)         1.00           1.65
12/31/01                      1.00       0.040          0.040       (0.040)          (0.040)         1.00           4.04
12/31/00                      1.00       0.061          0.061       (0.061)          (0.061)         1.00           6.24

N SHARES
12/31/04                    $ 1.00      $0.009         $0.009      $(0.009)         $(0.009)        $1.00           0.88%
12/31/03                      1.00       0.007          0.007       (0.007)          (0.007)         1.00           0.67
12/31/02                      1.00       0.013          0.013       (0.013)          (0.013)         1.00           1.30
12/31/01                      1.00       0.036          0.036       (0.036)          (0.036)         1.00           3.68
12/31/00                      1.00       0.057          0.057       (0.057)          (0.057)         1.00           5.87

SERVICE SHARES
12/31/04                    $ 1.00      $0.005         $0.005      $(0.005)         $(0.005)        $1.00           0.52%
12/31/03                      1.00       0.004          0.004       (0.004)          (0.004)         1.00           0.37
05/07/02 (3) to 12/31/02      1.00       0.006          0.006       (0.006)          (0.006)         1.00           0.57 (2)

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.013         $0.013      $(0.013)         $(0.013)        $1.00           1.29%
12/31/03                      1.00       0.011          0.011       (0.011)          (0.011)         1.00           1.10
12/31/02                      1.00       0.018          0.018       (0.018)          (0.018)         1.00           1.83
12/31/01                      1.00       0.041          0.041       (0.041)          (0.041)         1.00           4.21
12/31/00                      1.00       0.063          0.063       (0.063)          (0.063)         1.00           6.46

N SHARES
12/31/04                    $ 1.00      $0.009         $0.009      $(0.009)         $(0.009)        $1.00           0.94%
12/31/03                      1.00       0.007          0.007       (0.007)          (0.007)         1.00           0.74
12/31/02                      1.00       0.015          0.015       (0.015)          (0.015)         1.00           1.48
12/31/01                      1.00       0.038          0.038       (0.038)          (0.038)         1.00           3.85
12/31/00                      1.00       0.059          0.059       (0.059)          (0.059)         1.00           6.09

B SHARES
01/01/04 to 12/03/04 (6)    $ 1.00      $0.004         $0.004      $(0.004)         $(0.004)        $1.00           0.35% (2)(4)
12/31/03                      1.00       0.002          0.002       (0.002)          (0.002)         1.00           0.24 (4)
07/26/02 to 12/31/02          1.00       0.003          0.003       (0.003)          (0.003)         1.00           0.30 (2)(4)
06/29/01 (3) to 12/31/01      1.00       0.004          0.004       (0.004)          (0.004)         1.00            N/A (5)

EXCHANGE SHARES
12/31/04                    $ 1.00      $0.013         $0.013      $(0.013)         $(0.013)        $1.00           1.28%
12/31/03                      1.00       0.010          0.010       (0.010)          (0.010)         1.00           1.05
12/31/02                      1.00       0.018          0.018       (0.018)          (0.018)         1.00           1.79
07/12/01 (3) to 12/31/01      1.00       0.014          0.014       (0.014)          (0.014)         1.00           1.41 (2)

SERVICE SHARES
12/31/04                    $ 1.00      $0.006         $0.006      $(0.006)         $(0.006)        $1.00           0.59%
12/31/03                      1.00       0.004          0.004       (0.004)          (0.004)         1.00           0.44
05/02/02 (3) to 12/31/02      1.00       0.007          0.007       (0.007)          (0.007)         1.00           0.69 (2)



                                 NET                     RATIO OF EXPENSES
                               ASSETS        RATIO OF        TO AVERAGE      RATIO OF NET
                               END OF       EXPENSES TO      NET ASSETS    INVESTMENT INCOME
                               PERIOD       AVERAGE NET      (EXCLUDING     TO AVERAGE NET
                                (000)         ASSETS          WAIVERS)          ASSETS
--------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------
INSTITUTIONAL SHARES
12/31/04                     $  332,483        0.21%             0.25%            1.23%
12/31/03                        249,842        0.19              0.24             1.01
12/31/02                        261,492        0.20              0.26             1.62
12/31/01                        249,444        0.20              0.25             4.01
12/31/00                        314,497        0.20              0.25             6.11

N SHARES
12/31/04                     $  234,751        0.56%             0.60%            0.88%
12/31/03                        374,310        0.54              0.59             0.66
12/31/02                        302,126        0.55              0.61             1.27
12/31/01                        282,782        0.55              0.60             3.62
12/31/00                        333,934        0.55              0.60             5.72

SERVICE SHARES
12/31/04                     $1,131,087        0.91%             1.06%            0.52%
12/31/03                      1,135,481        0.80              1.13             0.32
05/07/02 (3) to 12/31/02        197,790        0.94 (1)          1.16 (1)         0.78 (1)

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/04                     $2,662,963        0.17%             0.24%            1.25%
12/31/03                      3,788,967        0.17              0.23             1.10
12/31/02                      4,909,006        0.17              0.23             1.79
12/31/01                      2,237,567        0.19              0.23             4.16
12/31/00                      2,066,227        0.18              0.23             6.26

N SHARES
12/31/04                     $1,179,902        0.52%             0.59%            0.90%
12/31/03                      1,301,168        0.52              0.58             0.75
12/31/02                      1,297,318        0.52              0.58             1.44
12/31/01                      1,542,392        0.54              0.58             3.81
12/31/00                      1,293,794        0.53              0.58             5.91

B SHARES
01/01/04 to 12/03/04 (6)     $       --        0.96% (1)         1.22% (1)        0.34% (1)
12/31/03                             45        0.98              1.22             0.25
07/26/02 to 12/31/02                 15        1.17  (1)         1.23 (1)         0.73 (1)
06/29/01 (3) to 12/31/01             --        1.19  (1)         1.23 (1)         2.84 (1)

EXCHANGE SHARES
12/31/04                     $1,029,184        0.17%             0.30%            1.35%
12/31/03                        478,586        0.22              0.28             1.10
12/31/02                      1,434,436        0.22              0.28             1.70
07/12/01 (3) to 12/31/01        343,617        0.24 (1)          0.28 (1)         2.69 (1)

SERVICE SHARES
12/31/04                     $1,757,653        0.87%             1.06%            0.56%
12/31/03                      2,159,249        0.82              1.14             0.41
05/02/02 (3) to 12/31/02      1,267,811        0.91 (1)          1.12 (1)         0.97 (1)

                       See Notes to Financial Statements.

20 and 21

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                             NET                                                                     NET
                            ASSET                      TOTAL     DISTRIBUTIONS                      ASSET
                            VALUE         NET           FROM        FROM NET                        VALUE
                          BEGINNING   INVESTMENT     INVESTMENT    INVESTMENT         TOTAL         END OF         TOTAL
                          OF PERIOD     INCOME       OPERATIONS      INCOME       DISTRIBUTIONS     PERIOD        RETURN
--------------------------------------------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/04                    $ 1.00      $0.010         $0.010      $(0.010)         $(0.010)        $ 1.00          1.00%
12/31/03                      1.00       0.009          0.009       (0.009)          (0.009)          1.00          0.90
12/31/02                      1.00       0.013          0.013       (0.013)          (0.013)          1.00          1.35
12/31/01                      1.00       0.027          0.027       (0.027)          (0.027)          1.00          2.70
12/31/00                      1.00       0.039          0.039       (0.039)          (0.039)          1.00          3.94

N SHARES
12/31/04                    $ 1.00      $0.007         $0.007      $(0.007)         $(0.007)        $ 1.00          0.65%
12/31/03                      1.00       0.005          0.005       (0.005)          (0.005)          1.00          0.54
12/31/02                      1.00       0.010          0.010       (0.010)          (0.010)          1.00          0.99
12/31/01                      1.00       0.023          0.023       (0.023)          (0.023)          1.00          2.34
12/31/00                      1.00       0.035          0.035       (0.035)          (0.035)          1.00          3.58

SERVICE SHARES
12/31/04                    $ 1.00      $0.003         $0.003      $(0.003)         $(0.003)        $ 1.00          0.35%
12/31/03                      1.00       0.003          0.003       (0.003)          (0.003)          1.00          0.30
05/06/02 (3) to 12/31/02      1.00       0.004          0.004       (0.004)          (0.004)          1.00          0.39 (2)



                                   NET                     RATIO OF EXPENSES
                                 ASSETS        RATIO OF        TO AVERAGE      RATIO OF NET
                                 END OF       EXPENSES TO      NET ASSETS    INVESTMENT INCOME
                                 PERIOD       AVERAGE NET      (EXCLUDING     TO AVERAGE NET
                                  (000)         ASSETS          WAIVERS)          ASSETS
----------------------------------------------------------------------------------------------
----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/04                       $  759,266        0.25%             0.25%            0.99%
12/31/03                          847,140        0.22              0.23             0.89
12/31/02                          815,171        0.22              0.23             1.34
12/31/01                          788,162        0.23              0.23             2.62
12/31/00                          830,879        0.24              0.24             3.88

N SHARES
12/31/04                       $  191,165        0.60%             0.60%            0.64%
12/31/03                          237,835        0.57              0.58             0.54
12/31/02                          210,678        0.57              0.58             0.99
12/31/01                          230,533        0.58              0.58             2.35
12/31/00                          237,521        0.58              0.59             3.54

SERVICE SHARES
12/31/04                       $  175,901        0.90%             1.06%            0.34%
12/31/03                          180,061        0.81              1.14             0.28
05/06/02 (3) to 12/31/02           78,769        0.96 (1)          1.14 (1)         0.58 (1)

------------------------------
(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Contingent deferred sales load is not reflected in total return.
(5) Not meaningful given short period.
(6) Date ceased operations.

                       See Notes to Financial Statements.

22 and 23

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004


1.   ORGANIZATION

     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers nineteen diversified investment portfolios, three of which are included in these financial statements. These three portfolios of the Trust are each referred to as a "Fund" and, collectively, as the "Funds" and are as follows:

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money
              Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money
              Market Fund")

     The Trust offers five classes of shares, A shares, N shares, Service shares, Exchange shares, and Institutional shares. Each of the Money Market Funds offers the N shares, Service shares, and Institutional shares. Exchange shares are offered only by the Money Market Fund. None of the Money Market Funds offers A shares. Shares of all classes of a Fund have equal voting rights except on class-specific matters. Investment income, realized and unrealized gains and losses and certain fund-level expenses are borne PRO RATA on the basis of relative net assets of all classes, except that each class bears any expenses unique to that class. N shares, Service shares, and Exchange shares are subject to certain service organization/agent fees as described in Note 4. Institutional shares are not subject to service organization/agent fees.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (A) SECURITY VALUATION -- Each of the Money Market Funds values its investments using the amortized cost method as permitted by Rule 2a-7 of the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     (B) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     (C) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the
Money Market Funds are declared daily and paid monthly. Each Fund's net realized capital gains, if any, are distributed at least annually.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted
accounting   principles  in  the  United  States  of  America.   These  book/tax
differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

     (D) ALLOCATION OF INCOME, EXPENSES, AND REALIZED GAINS AND LOSSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund, investment income, and realized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on accounts based on the date the income is earned or realized gains and losses are incurred.

     (E) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

     (F) OTHER -- Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by the use of the first in first out (FIFO) method for both financial reporting and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the straight line method.


3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     The Trust retains Harris Investment Management, Inc. ("HIM") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, HIM is entitled to receive fees payable monthly, based upon the average daily net asset value of each Money Market Fund, at the following annual rates:

            0.14% of the first $100 million of net assets and 0.10% of net assets over $100 million

     HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the period ended December 31, 2004, there were no advisory fee waivers for the Money Market Funds.

     The Trust has an Administration Agreement with Harris Trust and Savings Bank ("Harris Trust" or the "Administrator"). In this capacity, the Administrator generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), pursuant to which PFPC performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates PFPC for providing such services. The Administrator also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). The Administrator has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. The Administrator compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for its services, Harris Trust is entitled to receive from the Trust a fee based on the aggregate average daily net assets of the Trust, payable monthly at an aggregate annual rate of 0.1665% of the first $300 million of average daily net assets; 0.1465% of the next $300 million of average daily net assets; and 0.1265% of the average daily net assets in excess of $600 million. Certain employees of Harris Trust and PFPC are officers of the Funds.

     PFPC Distributors, Inc. (the "Distributor") provides distribution services in connection with sales of shares of the Funds. No compensation is payable by the Funds to the Distributor for its distribution services.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     During the year ended December 31, 2004, Harris Trust received $6,357,163 in fees (net of waivers of $5,975,414) from the Money Market Funds for services as Administrator and Transfer Agent, of which Harris Trust paid to PFPC $2,541,380 in fees for services rendered under the agreements described above. Under the same agreements, PFPC and PFPC Trust Co. received $759,552 in other fees and out of pocket expenses (net of waivers of $12,000) from the Money Market Funds for other transfer agency, custodian, and administrative and accounting services. On December 22, 2004, Harris Trust reimbursed the Money Market Fund $32,418 for audit expenses associated with short-term redemption transactions.


4.   SERVICE PLANS

     Shares of all classes of a Fund represent equal PRO RATA interests in such Fund except that each class bears different expenses, which reflect the differences in the charges for the different services provided to them. The following tables provide a list of the Funds included in this report along with a summary of fees paid pursuant to their respective class-specific fee arrangements under the Funds' Service and Distribution Plans (the "Plans"). Fees are calculated as a percentage (on an annualized basis) of average daily net asset values of the respective classes. (The class B shares ceased operations on December 3, 2004.)

     SHAREHOLDER SERVICE FEES:


                                                         N SHARES     B SHARES      EXCHANGE SHARES    SERVICE SHARES
                                                          (0.25%)      (0.25%)          (0.05%)            (0.25%)
                                                         ---------    --------      ---------------    --------------
     Government Money Market Fund .................     $  753,931                                       $2,847,678
     Money Market Fund ............................      2,974,842       $63            $71,791*          4,794,369
     Tax-Exempt Money Market Fund .................        526,242                                          448,303

     *Net of waivers of $353,421.

    RULE 12B-1 FEES (DISTRIBUTION FEES PURSUANT TO RULE 12B-1 UNDER THE 1940
    ACT):


                                                         N SHARES     B SHARES      SERVICE SHARES
                                                          (0.10%)      (0.75%)          (0.15%)
                                                        ----------    --------      --------------
     Government Money Market Fund .................     $  301,572                   $1,708,607
     Money Market Fund ............................      1,189,937      $140*         2,876,621
     Tax-Exempt Money Market Fund .................        210,497                      268,981

     *Net of waivers of $48.

     The Service shares class of each of the Money Market Funds may pay Program Service fees to financial institutions to provide check-writing, debit or credit card bill payment, and other auxiliary services to participants in a cash management program, at a rate of up to 0.50% (0.35%, effective June 1, 2004) on an annualized basis, of the average daily net assets attributable to Service shares. For the year ended December 31, 2004, fees paid under the Program were $3,427,374, $5,686,634, and $451,338 (net of voluntary waivers of $1,267,157,
$2,350,266 and $290,553) for the Service shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


5.   CAPITAL SHARES

     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.


                                                                       MONEY MARKET FUNDS
                                          ---------------------------------------------------------------------------
                                             GOVERNMENT MONEY MARKET FUND               MONEY MARKET FUND
                                          ---------------------------------   ------------------------------------
                                                YEAR              YEAR              YEAR               YEAR
                                                ENDED             ENDED             ENDED              ENDED
                                              12/31/04          12/31/03          12/31/04           12/31/03
                                          ---------------   ---------------   ----------------    ----------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..................................   $ 1,249,469,797   $ 1,361,479,489   $ 23,148,778,855    $ 21,422,067,258
Issued as reinvestment of dividends ...         1,596,587           267,228          8,863,642          12,703,696
Redeemed ..............................    (1,168,425,102)   (1,373,394,988)   (24,283,657,987)    (22,554,822,580)
                                          ---------------   ---------------   ----------------    ----------------
Net increase/(decrease) ...............   $     82,641,28   $   (11,648,271)  $ (1,126,015,490)   $ (1,120,051,626)
                                          ===============   ===============   ================    ================
N SHARES:
Sold ..................................   $ 1,899,113,732   $ 2,032,634,666   $  4,091,039,028    $  3,967,152,198
Issued as reinvestment of dividends ...         2,181,199         1,925,957          9,521,995           8,969,044
Redeemed ..............................    (2,040,853,495)   (1,962,375,482)    (4,221,832,018)     (3,972,251,455)
                                          ---------------   ---------------   ----------------    ----------------
Net increase/(decrease) ...............   $  (139,558,564)  $    72,185,141   $   (121,270,995)   $      3,869,787
                                          ===============   ===============   ================    ================
B SHARES:
Sold ..................................                                       $             --    $         44,067
Issued as reinvestment of dividends ...                                                     89                  52
Redeemed ..............................                                                (45,031)            (14,291)
                                                                              ----------------    ----------------
Net increase/(decrease) ...............                                       $        (44,942)   $         29,828
                                                                              ================    ================
EXCHANGE SHARES:
Sold ..................................                                       $  3,988,198,477    $  1,836,736,364
Issued as reinvestment of dividends ...                                              9,175,219           5,936,599
Redeemed ..............................                                         (3,446,777,815)     (2,798,562,788)
                                                                              ----------------    ----------------
Net increase/(decrease) ...............                                       $    550,595,881    $   (955,889,825)
                                                                              ================    ================
SERVICE SHARES:
Sold ..................................   $   454,492,890   $ 1,172,487,808   $    767,816,588    $  1,536,808,319
Issued as reinvestment of dividends ...         5,125,074         2,014,061          9,488,273           7,329,563
Redeemed ..............................      (464,011,125)     (236,797,271)    (1,178,914,242)       (652,618,134)
                                          ---------------   ---------------   ----------------    ----------------
Net increase/(decrease) ...............   $    (4,393,161)  $   937,704,598   $   (401,609,381)   $    891,519,748
                                          ===============   ===============   ================    ================



                                                   MONEY MARKET FUNDS
                                          ---------------------------------
                                            TAX-EXEMPT MONEY MARKET FUND
                                          ---------------------------------
                                                YEAR              YEAR
                                                ENDED             ENDED
                                              12/31/04          12/31/03
                                          ---------------   ---------------

AMOUNT
------
INSTITUTIONAL SHARES:
Sold ..................................   $ 4,002,739,502   $ 2,274,388,814
Issued as reinvestment of dividends ...           248,172            38,537
Redeemed ..............................    (4,090,844,739)   (2,242,455,811)
                                          ---------------   ---------------
Net increase/(decrease) ...............   $   (87,857,065)  $    31,971,540
                                          ===============   ===============
N SHARES:
Sold ..................................   $   506,959,556   $   559,034,432
Issued as reinvestment of dividends ...           990,321           979,453
Redeemed ..............................      (554,615,970)     (532,855,537)
                                          ---------------   ---------------
Net increase/(decrease) ...............   $   (46,666,093)  $    27,158,348
                                          ===============   ===============
B SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

EXCHANGE SHARES:
Sold ..................................
Issued as reinvestment of dividends ...
Redeemed ..............................

Net increase/(decrease) ...............

SERVICE SHARES:
Sold ..................................   $   240,681,405   $   217,491,515
Issued as reinvestment of dividends ...           544,465           351,611
Redeemed ..............................      (245,382,684)     (116,551,359)
                                          ---------------   ---------------
Net increase/(decrease) ...............   $    (4,156,814)  $   101,291,767
                                          ===============   ===============


6.   INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 2004, and the net realized gains and losses on securities sold for the period then ended for each of the Money Market Funds for federal income tax purposes were not materially different from the amounts reported for financial reporting purposes.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


7.   COMPOSITION OF NET ASSETS

     At December 31, 2004, net assets of each Fund consisted of:


                                                       GOVERNMENT                        TAX-EXEMPT
                                                      MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                          FUND             FUND             FUND
                                                     --------------   --------------   --------------
     Beneficial Interest at Par Value ..........     $    1,698,314   $    6,630,261   $    1,126,544
     Paid-in Capital ...........................      1,696,615,983    6,623,630,933    1,125,416,786
     Undistributed Net Investment Income .......                  1                1               --
     Accumulated Net Realized Gain/(Loss) ......              6,607         (559,277)        (211,609)
                                                     --------------   --------------   --------------
     Net Assets ................................     $1,698,320,905   $6,629,701,918   $1,126,331,721
                                                     ==============   ==============   ==============


8.   FEDERAL TAX INFORMATION

     Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

     The Money Market Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent difference as of December 31, 2004, attributable to short-term capital gain distributions reported as ordinary income was reclassified to the following accounts:

                                                 INCREASE/         INCREASE/
                                                (DECREASE)        (DECREASE)
                                                ACCUMULATED      UNDISTRIBUTED
                                               NET REALIZED     NET INVESTMENT
                                                GAIN/(LOSS)         INCOME
                                               ------------     --------------
     Government Money Market Fund ........         $(8,229)          $8,229

     These reclassifications had no effect on net assets or net asset value per share.

     The tax character of distributions paid during the last two fiscal years were as follows:


                                                                                         SHORT-TERM
                                                              ORDINARY     TAX-EXEMPT      CAPITAL         TOTAL
                                                               INCOME        INCOME         GAIN       DISTRIBUTIONS
                                                            -----------   -----------    -----------   -------------
     Government Money Market Fund
        12/31/04 ......................................     $12,957,920   $        --       $ --        $12,957,920
        12/31/03 ......................................       7,264,282            --         --          7,264,282
     Money Market Fund
        12/31/04 ......................................      75,400,002            --         --         75,400,002
        12/31/03 ......................................      68,461,968            --         --         68,461,968
     Tax-Exempt Money Market Fund
        12/31/04 ......................................          25,746    10,983,394         --         11,009,140
        12/31/03 ......................................              --     9,353,091         --          9,353,091


                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


     As   of   December   31,   2004,    the    components   of    distributable
earnings/(accumulated losses) were as follows:


                                                                       UNDISTRIBUTED        CAPITAL         POST-
                                                                         ORDINARY            LOSS          OCTOBER
                                                                          INCOME         CARRYFORWARDS     LOSSES
                                                                       -------------     -------------    ---------
     Government Money Market Fund ................................       $  6,608         $      --       $     --
     Money Market Fund ...........................................              1          (559,261)           (16)
     Tax-Exempt Money Market Fund ................................             --          (200,741)       (10,868)

     For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2004 through December 31, 2004 that, in accordance with federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital-loss carryforwards may be carried forward and applied against future capital gains.

     At December 31, 2004, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:


                                                                   EXPIRING DECEMBER 31
                                       ----------------------------------------------------------------------------
                                        2007       2008        2009        2010       2011       2012       TOTAL
                                       -------     ----        ----        ----     --------    -------    --------
     Money Market Fund ...........     $   --      $ --        $ --        $ --     $559,261    $    --    $559,261
     Tax-Exempt Money
        Market Fund ..............      1,265       531          --          --      185,934     13,011     200,741


9.   CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund invests primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. The Money Market Funds invest in debt instruments; the issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.


10.  LINE OF CREDIT

     The Trust, on behalf of each of the Funds, had a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the ultimate parent of Harris Trust, that expired on December 13, 2004. The Credit Facility permitted one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, the Funds collectively paid a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that was available during each quarter ("Commitment Fee"). The Commitment Fee was allocated among the Funds based on relative net assets of the Funds. In addition, the Funds would pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the year ended December 31, 2004, none of the Funds had borrowings under the Credit Facility.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
   HARRIS INSIGHT FUNDS TRUST:



     We have audited the accompanying statements of net assets of the Harris Insight Government Money Market, Money Market, and Tax-Exempt Money Market Funds (collectively, the "Funds"), three of the portfolios constituting the Harris Insight Funds Trust, as of December 31, 2004, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the three years or periods in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 2001, were audited by other auditors, whose report dated February 15, 2002, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Insight Government Money Market, Money Market, and Tax-Exempt Money Market Funds as of December 31, 2004, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ KPMG LLP



Philadelphia, Pennsylvania
February 15, 2005

                                 FUND MANAGEMENT


     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 982-8782.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                                    TERM OF OFFICE 1                                            FUND COMPLEX      TRUSTEESHIPS/
  NAME, (AGE AT 12/31/04),            AND LENGTH OF            PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST   TIME SERVED               DURING PAST 5 YEARS               TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst (65)                    Since 1995       Formerly Co-Chairman, Jones Lang LaSalle,     19     Director, Florida Office
Chairman and Trustee                                   formerly named LaSalle Partners Ltd.                 Property Company, Inc.
  200 East Randolph Drive                              (real estate investment manager and                  (real estate investment
  Floor 43                                             consulting firm).                                    fund); Trustee,
  Chicago, Illinois 60601                                                                                   Henderson Global Funds
                                                                                                            (4 Portfolios); and
                                                                                                            President, KCI Inc.
                                                                                                            (Private S-Corporation
                                                                                                            investing in non-public
                                                                                                            investments).
------------------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley (66)                 Since 2003       Chairman, Chesley, Taft & Associates, LLC     19     Trustee, Henderson
Trustee                                                (investment advisory firm) since 2001;               Global Funds (4
  10 S. LaSalle Street                                 formerly Vice-Chairman, ABN-AMRO, Inc.               portfolios).
  Chicago, Illinois 60603                              (financial services company).
------------------------------------------------------------------------------------------------------------------------------------
Valerie B. Jarrett (48)               Since 1999       Executive Vice President, The Habitat         19     Director, USG
Trustee                                                Company (residential property developer).            Corporation (building
  350 West Hubbard Street                                                                                   materials manufacturer),
  Chicago, Illinois 60610                                                                                   The Chicago Stock
                                                                                                            Exchange, and Navigant
                                                                                                            Consulting Inc.;
                                                                                                            Trustee, University of
                                                                                                            Chicago.
------------------------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr. (66)            Since 1995       President and Chief Executive Officer,        19     Chairman, Divergence
Trustee                                                The Field Museum of Natural History;                 L.L.C. (biotechnology
  1400 South Lake Shore Drive                          formerly Senior Vice President and                   firm); Director, W.W.
  Chicago, Illinois 60605                              Director, Booz-Allen & Hamilton, Inc.                Grainger, Inc.
                                                       (consulting firm).                                   (industrial distributor)
                                                                                                            and A.M. Castle, Inc.
                                                                                                            (metals distributor);
                                                                                                            and Trustee, Janus
                                                                                                            Adviser Series, Janus
                                                                                                            Aspen Series and Janus
                                                                                                            Investment Fund (52
                                                                                                            portfolios).
------------------------------------------------------------------------------------------------------------------------------------
Paula Wolff (59)                      Since 1998       Senior Executive, Chicago Metropolis 2020     19     Vice Chair, University
Trustee                                                (civic organization), since 2000;                    of Chicago Board of
  30 West Monroe Street                                formerly President, Governors State                  Trustees; Chair,
  18th Floor                                           University.                                          University of Chicago
  Chicago, Illinois 60603                                                                                   Hospitals; and Director,
                                                                                                            Ariel Capital
                                                                                                            Management, Inc.
                                                                                                            (investment manager).
------------------------------------------------------------------------------------------------------------------------------------

1 A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN         OTHER
                                     TERM OF OFFICE                                             FUND COMPLEX      TRUSTEESHIPS/
  NAME, (AGE AT 12/31/04),            AND LENGTH OF            PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
  ADDRESS AND POSITION(S) WITH TRUST   TIME SERVED               DURING PAST 5 YEARS               TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Atul Tiwari (40)                        Since          Managing Director, BMO Nesbitt Burns Inc.     N/A    N/A
President                              November        (a Canadian financial services company
  111 West Monroe Street                 2004          affiliated with Bank of Montreal, the
  Chicago, Illinois 60603                              parent of Harris Trust and Savings Bank).
------------------------------------------------------------------------------------------------------------------------------------
Ishwar D. Gupta (61)                   Since 2001      Senior Vice President, Harris Trust and       N/A    N/A
Vice President and Assistant                           Savings Bank.
  Secretary
  111 West Monroe Street
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
Merrill J. Sklenar (59)                  Since         Vice President, Harris Trust and Savings      N/A    N/A
Treasurer and Principal Financial       May 2004       Bank.
  and Accounting Officer;
Vice President and Assistant           Since 2001
  Secretary
  111 West Monroe Street
  Chicago, Illinois 60603
------------------------------------------------------------------------------------------------------------------------------------
David C. Lebisky (32)                  Since 2001      Vice President and Director, PFPC Inc.        N/A    N/A
Secretary                                              (mutual fund administrator).
  103 Bellevue Parkway
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Ryan (63)                      Since         Vice President and Director of                N/A    N/A
Assistant Treasurer                    May 2004        Accounting, PFPC Inc.
  103 Bellevue Parkway
  Wilmington, Delaware 19809
------------------------------------------------------------------------------------------------------------------------------------


Each officer serves office until the election of his or her successor or until he or she dies, resigns, or is removed.

                           [GRAPHIC OMITTED] HARRIS INSIGHT(R) FUNDS
--------------------------------------------------------------------------------

                                         760 MOORE ROAD
                                   KING OF PRUSSIA, PA 19406
                                   TELEPHONE: (800) 982-8782


INVESTMENT ADVISER
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690


ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603


INVESTMENT SUB-ADVISERS
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301


HIM Monegy, Inc.
302 Bay Street
Toronto, Ontario M5X 1A1
Canada


SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809


DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406


CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103-2499


LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602


BOARD OF TRUSTEES
C. GARY GERST
Chairman of the Board of Trustees

FARIS F. CHESLEY
Trustee

VALERIE B. JARRETT
Trustee

JOHN W. MCCARTER, JR.
Trustee

PAULA WOLFF
Trustee


OFFICERS
ATUL TIWARI
President

ISHWAR D. GUPTA
Vice President and Assistant Secretary

MERRILL J. SKLENAR
Treasurer and Principal Financial and Accounting Officer;
Vice President and Assistant Secretary

DAVID C. LEBISKY
Secretary

THOMAS J. RYAN
Assistant Treasurer

    This report is submitted for the general information of the shareholders of the Harris Insight Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the Harris Insight Funds. Please read the prospectus carefully before you invest or send money.

       The Funds provide (a) a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities and (b) information (filed on Form N-PX) about how each Fund voted proxies relating to its equity portfolio securities, during the most recent
             12-month period ended June 30. The Funds' most current
       Form N-PX is available without charge, upon request, (i) by calling
 1-800-982-8782; (ii) on the Funds' website at http://www.harrisinsight.com; or
   (iii) on the website of the U.S. Securities and Exchange Commission ("SEC")
                             at http//www.sec.gov.

        Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http//www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference
                Room may be obtained by calling 1-800-SEC-0330.



                              INVESTMENT ADVISER:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                            PFPC Distributors, Inc.






--------------------------------------------------------------------------------

HarrisDIRECT   LLC                                              --------------
Harborside Financial Center                                       PRESORTED
501 Plaza II                                                       STANDARD
Jersey City, NJ 07311                                            U.S. POSTAGE
                                                                     PAID
                                                                SMITHTOWN, NY
                                                                PERMIT NO. 700
                                                                --------------



                                                                  HIF 1002 12/04


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees had determined that Faris F. Chesley, C. Gary Gerst, Valerie B. Jarrett, John W. McCarter, Jr. and Paula Wolff are qualified to serve as audit committee financial experts serving on its audit committee and that they are "independent," as defined by this Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $275,000 in 2003 and $374,000 in 2004.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2003 and $0 in 2004.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 in 2003 and $0 in 2004.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2003 and $0 in 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-approval Policies
         ---------------------

         The Audit Committee shall:

         Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to the Portfolios (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid to the independent auditors, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).

               Pre-approval of non-audit services to the Portfolios is not required, if:

               (i) the services were not recognized by management at the time of the engagement as non-audit services;

               (ii) the aggregate fees for all non-audit services provided to the Portfolios are less than 5% of the total fees paid by the Portfolios to its independent auditors during the fiscal year in which the non-audit services are provided; and

               (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for in this section) prior to the completion of the audit.

               The independent auditors shall not perform any of the following non-audit services for the Portfolios ("prohibited non-audit services"):

               (i) Bookkeeping or other services related to the accounting records or financial statements of the Portfolios;

               (ii)   Financial information systems design and implementation;

               (iii) Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

               (iv)   Actuarial services;

               (v)    Internal audit outsourcing services;

               (vi)   Management functions or human resources;

               (vii) Broker or dealer, investment adviser or investment banking services;

               (viii) Legal services or expert services  unrelated to the audit;
                      and

               (ix) Any other services that the Public Company Accounting Oversight Board determines are impermissible.

               Except as provided below, pre-approve any engagement of the independent auditors to provide any non-audit services to Harris Investment Management, Inc. or any other investment adviser to the Portfolios (the "Adviser") (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Portfolios if the engagement relates directly to the operations or financial reporting of the Portfolios, including the fees and other compensation to be paid to the independent auditors. Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:

               (i) the services were not recognized by management at the time of the engagement as non-audit services;

               (ii) the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section (1)(b) or (1)(c) of the registrant's Audit Committee Charter paid by the Portfolios, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and

               (iii) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0

                           (c) 0

                           (d) 0

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2003 and $0 in 2004.

     (h) Non-audit Services. This item is not applicable because the principal accountant did not provide any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

  (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Harris Insight Funds Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Atul Tiwari
                         -------------------------------------------------------
                           Atul Tiwari, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Atul Tiwari
                         -------------------------------------------------------
                           Atul Tiwari, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Merrill J. Sklenar
                         -------------------------------------------------------
                           Merrill J. Sklenar, Principal Financial & Accounting Officer
                           (principal financial officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.